UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

TRINITY PARTNERS ACQUISITION COMPANY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☒	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: $7,338.48

(2)	Form, Schedule or Registration Statement No.: Form F-1 — 333-124825

(3)	Filing Party: FreeSeas, Inc.

(4)	Date Filed: May 11, 2005

JOINT PROXY STATEMENT/ PROSPECTUS
PROPOSED MERGER — YOUR VOTE IS VERY IMPORTANT
TRINITY PARTNERS ACQUISITION COMPANY INC.
Dear Trinity Stockholders:
     The Board of Directors of Trinity Partners Acquisition Company Inc., a Delaware corporation (“Trinity”), has unanimously approved an agreement and plan of merger, as amended (the “Merger Agreement”) providing for the merger (the “Merger”) of Trinity into FreeSeas Inc., formerly known as Adventure Holdings S.A, a corporation organized under the laws of the Republic of the Marshall Islands (“FreeSeas”). If the Merger is completed, Trinity will be merged out of existence and FreeSeas will be the surviving corporation (the “Surviving Corporation”). Pursuant to the Merger Agreement, each outstanding share of Trinity common stock and Trinity Class B common stock (collectively, the “Trinity Capital Stock”) will be converted into the right to receive one share of FreeSeas common stock. In addition, each then outstanding Trinity warrant and option and all rights with respect to Trinity Capital Stock under that Trinity warrant and option will be converted into and will become warrants and options in FreeSeas that will contain the same terms, conditions and restrictions that were applicable to the Trinity warrants and options. The proposed transaction is more fully described in this joint proxy statement/ prospectus. The joint proxy statement/ prospectus constitutes a proxy statement of Trinity and a prospectus of FreeSeas for shares that FreeSeas will issue to stockholders of Trinity.
     FreeSeas common stock is not currently listed on any United States of America national stock exchange or the Nasdaq Stock Market. FreeSeas is applying for listing of its common stock on the Nasdaq SmallCap Market. If FreeSeas is not able to obtain a Nasdaq listing of its common stock, it intends to apply for a listing of its common stock on the OTC Bulletin Board®, which is where Trinity’s common stock, Class B common stock, Class W Warrants and Class Z Warrants currently trade.
     Trinity will hold a special meeting of its Class B stockholders to vote on the Merger. This vote is very important. Trinity cannot complete the Merger unless (1) the holders of at least a majority of the outstanding shares of Trinity Class B common stock approve the Merger Agreement, (2) less than 20% of the Trinity Class B stockholders exercise their redemption rights, (3) the aggregate payments to be made to Trinity Class B stockholders exercising their redemption rights do not cause Trinity to have less than $7,000,000 in cash and cash equivalents at the time of the consummation of the merger, and (4) not more than 2% of all outstanding shares of Trinity common stock and Trinity Class B common stock, collectively, have given timely notice of their intention to exercise their statutory appraisal rights. See “Description of Trinity Securities-Common Stock and Class B Common Stock.” Whether or not you plan to attend the Trinity special meeting in person, please submit your proxy card without delay. You may revoke your proxy at any time before it is voted at the meeting. Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Trinity special meeting. A failure to vote will have the same effect as a vote “against” the Merger. We encourage you to read the joint proxy statement/ prospectus carefully because it explains the proposed transaction, the agreements entered into in connection with the Merger and other related matters.
     The place, date and time of the Trinity special meeting is as follows:

For Trinity Class B stockholders:
Seward & Kissel LLP
One Battery Park Plaza, 20th Floor
New York, New York 10004
Thursday, December 15, 2005, at 10:00 A.M.
     If you are not in favor of the Merger, Delaware law provides that all holders of shares of Trinity Capital Stock who have not approved the Merger and who otherwise strictly comply with the applicable requirements of Section 262 of the Delaware General Corporation Law (“DGCL”) are entitled to an appraisal of the fair value of their shares and may demand payment of the fair value of their shares. Holders of shares who wish to assert appraisal rights should comply with the procedures detailed in Section 262, a copy of which is attached as Appendix B to this joint proxy statement/ prospectus. This joint proxy statement/ prospectus constitutes notice of appraisal rights pursuant to Section 262 of the DGCL. There are important differences between the rights of Trinity Class B stockholders and Trinity common stockholders with respect to the Merger. We refer you to “Comparison of Trinity Class B Stockholder and Trinity Common Stockholder Rights.”
      We encourage you to read this joint proxy statement/ prospectus carefully. In particular, you should review the matters discussed under the caption “RISK FACTORS” beginning on page 17 for a discussion of matters relating to the proposed merger and ownership in the Surviving Corporation.
     Trinity’s Board of Directors unanimously recommends that the Trinity Class B stockholders vote “FOR” approval of the Merger Agreement.

/s/ James Scibelli

James Scibelli, Chairman of the Board of Trinity
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the merger or passed upon the adequacy or accuracy of this joint proxy statement/ prospectus. Any representation to the contrary is a criminal offense.
Joint Proxy Statement/ Prospectus dated November 10, 2005
and first mailed to stockholders on or about November 10, 2005

TRINITY PARTNERS ACQUISITION COMPANY INC.
245 Fifth Avenue, Suite 1600
New York, New York 10016
Notice of Special Meeting of Trinity Class B Stockholders
To Be Held on December 15, 2005
To the Trinity Class B Stockholders:
      A special meeting of Trinity Class B stockholders will be held at the offices of Seward & Kissel LLP, One Battery Park Plaza, 20th Floor, New York, New York 10004 on Thursday, December 15, 2005, at 10:00 A.M., for the following purposes:

1. Consider and vote upon a proposal to approve the Agreement and Plan of Merger dated March 24, 2005, as amended, among FreeSeas Inc., a corporation organized under the laws of the Republic of the Marshall Islands; the shareholders of FreeSeas; George D. Gourdomichalis, Efstathios D. Gourdomichalis and Ion G. Varouxakis, the respective beneficial owners of the shareholders of FreeSeas; and Trinity, pursuant to which Trinity will merge into FreeSeas, and each of the Trinity stockholders and warrantholders will receive shares of FreeSeas common stock and warrants to acquire additional shares of FreeSeas common stock, all as more particularly described in the joint proxy statement/ prospectus; and

2. Transact such other business as may properly come before the special meeting related to the Merger.
      Only Trinity Class B stockholders who hold shares of record as of the close of business on November 10, 2005 are entitled to vote at the special meeting or any adjournment or postponement of the special meeting. We cannot complete the Merger unless (1) the holders of at least a majority of the issued and outstanding shares of Trinity Class B common stock approve the Merger Agreement, (2) less than 20% of the Trinity Class B stockholders exercise their redemption rights, (3) the aggregate payments to be made to Trinity Class B stockholders exercising their redemption rights do not cause Trinity to have less than $7,000,000 in cash and cash equivalents at the time of the consummation of the Merger, and (4) not more than 2% of all outstanding shares of Trinity common stock and Trinity Class B common stock, collectively, have given timely notice of their intention to exercise their statutory appraisal rights. See “Description of Trinity Securities-Common Stock and Class B Common Stock.” Whether or not you plan to attend the special meeting in person, please submit your proxy card without delay. Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting. If you fail to return your proxy card, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “against” the approval of the Merger Agreement.
      You may revoke a proxy at any time before it is voted at the special meeting by executing and returning a proxy card dated later than the previous one, by attending the special meeting in person and casting your vote by ballot or by submitting a written revocation to Trinity at 245 Fifth Avenue, Suite 1600, New York, New York 10016, Attention: Corporate Secretary, before we take the vote at the special meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.
      Any Trinity stockholder who does not wish to accept the merger consideration for its shares of Trinity Capital Stock may dissent from the Merger and exercise appraisal rights for those shares, subject to the requirements of the DGCL. The right of any such stockholder to any appraisal rights is contingent upon consummation of the Merger and upon strict compliance with the requirements of Section 262 of the DGCL. The full text of Section 262 of the DGCL is attached as Appendix B to this joint proxy statement/ prospectus. For a summary of these requirements, see “The Merger Agreement — Appraisal Rights” and “Appraisal Rights” in this joint proxy statement/ prospectus.
      Trinity’s Board of Directors unanimously recommends that the Trinity Class B stockholders vote “FOR” approval of the Merger Agreement.

By order of the Board of Directors,

/s/ James Scibelli

James Scibelli
Chairman of the Board
New York, New York
November 10, 2005

i

QUESTIONS AND ANSWERS ABOUT THE TRINITY SPECIAL MEETING

Q:	What is the purpose of this document?

A:	This document serves as Trinity’s proxy statement and as the prospectus of FreeSeas. As a proxy statement, this document is being provided to Trinity Class B stockholders because the Trinity Board of Directors is soliciting their proxies to vote to approve the Merger Agreement. As a prospectus, FreeSeas is providing this document to Trinity stockholders because FreeSeas is offering its shares and warrants in exchange for shares of Trinity Capital Stock and warrants in the merger.

Q:	Could you tell me more about FreeSeas?

A:	FreeSeas is a privately held Marshall Islands corporation organized in April 2004 and headquartered in Piraeus, Greece. FreeSeas, through wholly owned subsidiaries, currently owns and operates two Handysize drybulk carriers, M/V Free Destiny and M/V Free Envoy, and one Handymax drybulk carrier, the M/V Free Fighter.

Q:	When and where is the special meeting of Trinity Class B stockholders?

A:	The special meeting of Trinity Class B stockholders will take place at the offices of Seward & Kissel LLP, One Battery Park Plaza, 20th Floor, New York, New York 10004, on Thursday, December 15, 2005, at 10:00 A.M.

Q:	What matters will we be asked to vote on at the Trinity special meeting?

A:	At the special meeting, you will be asked:

• to approve the Merger Agreement; and

• to transact such other business as may properly come before the special meeting related to the merger.

Q:	What is the required vote to approve the Merger Agreement?

A:	Pursuant to the Merger Agreement, Trinity will merge into FreeSeas, the separate corporate existence of Trinity will cease and FreeSeas will be the Surviving Corporation. Trinity cannot complete the merger unless (1) the holders of at least a majority of the issued and outstanding shares of Trinity Class B common stock approve the Merger Agreement, (2) less than 20% of the Trinity Class B stockholders exercise their redemption rights (3) the aggregate payments to be made to Trinity Class B Stockholders exercising their redemption rights do not cause Trinity to have less than $7,000,000 in cash and cash equivalents at the time of the consummation of the merger, and (4) not more than 2% of all outstanding shares of Trinity common stock and Trinity Class B common stock, collectively, have given timely notice of their intention to exercise their statutory appraisal rights. See “Description of Trinity Securities-Common Stock and Class B Common Stock.” Each share of Trinity Class B common stock is entitled to one vote per share.

Q:	Who may vote at the special meeting?

A:	Only holders of record of shares of Trinity Class B common stock as of the close of business on November 10, 2005 may vote at the special meeting. As of November 10, 2005, there were 1,495,000 shares of Trinity Class B common stock outstanding and entitled to vote.

Q:	Has the Board of Directors of Trinity recommended approval of the Merger?

A:	Yes. Trinity’s Board of Directors has unanimously recommended to its Class B stockholders that they vote “FOR” the approval of the Merger Agreement at the special meeting. You should read the “Background and Reasons For The Merger — Recommendations of the Boards of Directors and Reasons for the Merger” section of this joint proxy statement/ prospectus for a discussion of the factors that the Trinity Board of Directors considered in deciding to recommend the approval of the Merger Agreement.

Q:	What will I receive in the merger?

A:	Pursuant to the Merger Agreement, each outstanding share of Trinity Capital Stock will be converted into the right to receive one share of FreeSeas common stock. The Merger Agreement also provides that each outstanding Trinity warrant and option and all rights with respect to Trinity Capital Stock under each Trinity warrant and option then outstanding will be converted into and become warrants and options in FreeSeas (the “FreeSeas Exchange Securities”). The corresponding FreeSeas Exchange Securities will contain the same terms, conditions and restrictions that were applicable to the Trinity warrants and options. FreeSeas shareholders will continue to hold the FreeSeas shares they currently own. In addition, the FreeSeas shareholders will hold 950,000 options and/or warrants to acquire shares in FreeSeas.

Q:	What are the tax consequences of the Merger to me?

A.	We expect that the Merger will be treated as a nontaxable reorganization for U.S. federal income tax purposes. As a result, Trinity stockholders will not recognize gain or loss as a result of the Merger. In addition, Trinity stockholders will not recognize gain or loss upon the exchange of their shares of Trinity Capital Stock solely for shares of FreeSeas common stock pursuant to the Merger. However, a dissenting Trinity stockholder who solely receives cash in exchange for his or her shares of Trinity Capital Stock generally will recognize gain or loss. The federal income tax consequences of the Merger are complicated and may differ for individual stockholders. We strongly urge each Trinity stockholder to consult his or her own tax advisor regarding the federal income tax consequences of the Merger in light of his or her own personal tax situation and also as to any state, local, foreign or other tax consequences arising out of the Merger. Further, we do not give any opinion regarding the tax impact in the event that the Class B Stockholders determine to exercise their redemption rights and we urge you to consult with your own tax advisor.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this joint proxy statement/ prospectus, please vote your shares of Trinity Class B common stock as soon as possible. You may vote your shares prior to the special meeting by signing and returning the enclosed proxy card. If you hold your shares in “street name” (which means, in other words, that you hold your shares through a bank, brokerage firm or nominee), you must vote in accordance with the instructions on the voting instruction card that your bank, brokerage firm or nominee provides to you.

Q:	If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:	No. Your bank, brokerage firm or nominee cannot vote your shares without instructions from you. You should instruct your bank, brokerage firm or nominee how to vote your shares, following the instructions contained in the voting instruction card that your bank, brokerage firm or nominee provides to you.

Q:	What if I abstain from voting or fail to instruct my bank, brokerage firm or nominee?

A:	Abstaining from voting or failing to instruct your bank, brokerage firm or nominee to vote your shares will have the same effect as a vote “against” the merger.

Q:	If I vote against the Merger, what factors should I consider in determining whether to apply for redemption rights or exercise my statutory appraisal rights?

A:	If you apply for redemption rights, you will receive a fixed amount of money in exchange for your Trinity shares at a fixed point in time. However, if you exercise your statutory appraisal rights, a court will determine the amount you will receive for your Trinity shares and such amount may be either greater or less than the amount you would receive if you apply for redemption rights. Furthermore, the process of exercising your statutory appraisal rights may be time consuming and therefore you may receive payment for your shares much later than you would if you apply for your redemption rights. We do not give any opinion regarding the whether it would be more beneficial for Class B stockholders to apply for redemption rights or to exercise their statutory appraisal rights and we urge you to consult with your own financial and legal advisors.

Q:	Can I change my vote after I have mailed my proxy card?

A:	Yes. You may change your vote at any time before your proxy is voted at the special meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, by attending the special meeting in person and casting your vote by ballot or by submitting a written revocation stating that you would like to revoke your proxy. If you hold your shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. Otherwise, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Trinity Partners Acquisition Company Inc.
245 Fifth Avenue, Suite 1600
New York, New York 10016
Attention: Corporate Secretary

Q:	Should I send in my stock certificates now?

A:	No. After we complete the Merger, you will receive written instructions for returning your stock certificates. These instructions will tell you how and where to send in your stock certificates in order to receive the merger consideration.

Q:	What if I object to the Merger?

A:	Under applicable Delaware law, all Trinity stockholders have the right to dissent by exercising appraisal rights and demanding payment of the fair value of their shares. See “The Merger Agreement-Appraisal Rights” and “Appraisal Rights.” There are important differences between the rights of Trinity Class B stockholders and Trinity common stockholders with respect to the Merger. We refer you to “Comparison of Trinity Class B Stockholder and Trinity Common Stockholder Rights.”

HOW TO OBTAIN ADDITIONAL INFORMATION
      The joint proxy statement/ prospectus constitutes a proxy statement of Trinity and a prospectus of FreeSeas for shares and other securities that FreeSeas will issue to stockholders of Trinity and the shares underlying those securities. This joint proxy statement/ prospectus incorporates important business and financial information about Trinity and FreeSeas that is not included in or delivered with the document. If you would like to receive this information or if you want additional copies of this document, such information is available without charge upon written or oral request. Please contact the following:

Trinity Partners Acquisition Company Inc.	FreeSeas Inc.
245 Fifth Avenue	93 Akti Miaouli
Suite 1600	Piraeus, Greece
New York, New York 10016	Attn: Corporate Secretary
Attn: Corporate Secretary	Telephone: 011-30-2104-528770
Telephone: (212) 696-4282
      If you would like to request documents, please do so by December 8, 2005, to receive them before Trinity’s special meeting. Please be sure to include your complete name and address in your request.
      Please see “Where You Can Find Additional Information” to find out where you can find more information about Trinity and FreeSeas.
      You should only rely on the information contained in this joint proxy statement/ prospectus in deciding how to vote on the merger. Neither Trinity nor FreeSeas has authorized anyone to give any information or to make any representations other than those contained in this joint proxy statement/ prospectus. Do not rely upon any information or representations made outside of this joint proxy statement/ prospectus. The information contained in this joint proxy statement/ prospectus may change after the date of this joint proxy statement/ prospectus. Do not assume after the date of this joint proxy statement/ prospectus that the information contained in this joint proxy statement/ prospectus is still correct.

SUMMARY OF THE MERGER
      This summary highlights selected information from this joint proxy statement/ prospectus about the Merger but may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire joint proxy statement/ prospectus, including the appendices hereto. We have attached the Merger Agreement, and the amendments to the Merger Agreement, to this document as Appendix A. Please read that document carefully. It is the legal document that governs the Merger and your rights in the Merger. We have included page references in parentheses to direct you to a more detailed description of the items presented in this summary. Unless the context otherwise requires, references to “we,” “us” or “our” refers to both Trinity and FreeSeas.
The Parties to the Merger (page 57)

Trinity Partners Acquisition Company Inc.
     Trinity Partners Acquisition Company Inc.
     245 Fifth Avenue
     Suite 1600
     New York, New York 10016
     Telephone: (212) 696-4282
      Trinity is a blank check corporation organized under the laws of the State of Delaware on April 14, 2004. Trinity was formed to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business. On July 29, 2004, Trinity effected an initial public offering of its securities, which closed on August 4, 2004, and pursuant to which it issued 143,750 Series A Units and 747,500 Series B Units, including 18,750 Series A Units and 97,500 Series B Units issued upon exercise of the underwriters’ over-allotment option. Each Series A Unit consists of two shares of Trinity common stock, five Class W Warrants and five Class Z Warrants and each Series B Unit consists of two shares of Trinity Class B common stock, one Class W Warrant and one Class Z Warrant. Each Class W Warrant and Class Z Warrant entitles the holder to purchase one share of Trinity common stock at a price of $5.00. To date, Trinity has engaged in no activities other than activities incident to its formation, general and administrative activities and activities related to the Merger.

FreeSeas Inc.
     FreeSeas Inc. (formerly known as Adventure Holdings S.A.)
     93 Akti Miaouli
     Piraeus, Greece
     Telephone: 011-30-210-4528770
      FreeSeas is a privately held Marshall Islands corporation organized in April 2004 and headquartered in Piraeus, Greece. FreeSeas, through wholly owned subsidiaries, currently owns and operates two Handysize drybulk carriers, M/V Free Destiny and M/V Free Envoy, and one Handymax drybulk carrier, M/V Free Fighter. M/V Free Destiny has a cargo capacity of 25,240 deadweight tons (“dwt”), M/V Free Envoy has a cargo capacity of 26,318 dwt and M/V Free Fighter has a cargo capacity of 40,000 dwt. FreeSeas acquired M/V Free Destiny in August 2004, M/V Free Envoy in September 2004, and M/V Free Fighter in June 2005.
      FreeSeas intends to employ its vessels in the spot charter market, under period time charters and in drybulk carrier pools. The M/ V Free Destiny was subject to a time charter ending on October 3, 2005 at a gross charter rate of $10,530 per day plus 25% profit sharing with the charterer. Thereafter, the vessel was delivered to new charterers for one time charter trip to the Far East with approximate duration of 60 days at a net charter rate of $11,800 per day. The M/ V Free Envoy was subject to a time charter that ended on September 27, 2005 at a gross charter rate of $10,530 per day plus 25% profit sharing with the charterer. Thereafter, the Free Envoy was delivered to new charterers for approximately three to five months at a net charter rate of $11,100 per day. The M/ V Free Fighter was redelivered from current charterers on September 28, 2005 and thereafter was delivered to new charterers for one-time charter trip to West Africa with an approximate duration of 90 days at a net charter rate of $11,480 per day.
      The three individual principals of FreeSeas, Ion G. Varouxakis, George D. Gourdomichalis and Efstathios D. Gourdomichalis, initially owned their respective interests in FreeSeas indirectly through two companies, V Capital S.A. (“V Capital”) and G. Bros S.A. (“G. Bros”). V Capital was incorporated under the laws of Liberia on March 9, 2000 by Ion Varouxakis, its sole shareholder, and was redomiciled in the Republic of the Marshall Islands. G. Bros was incorporated under Marshall Islands law on July 21, 2003 by George Gourdomichalis and Efstathios Gourdomichalis, its only shareholders. V Capital and G. Bros were each formed by their respective shareholders to participate in the commercial shipping industry.
      In August 2003, V Capital and G. Bros, through a Marshall Islands company known as One Adventure S.A., jointly acquired and operated one dry bulk shipping vessel, the M/V Free Champion. In February 2004, the three principals of V Capital and G. Bros then formed Adventure Two S.A. (“Adventure Two”) and Adventure Three S.A. (“Adventure Three”) under Marshall Islands law for the purpose of owning and operating additional dry bulk carriers. In March 2004, Adventure Two and Adventure Three entered into Memoranda of Agreement to acquire from unaffiliated third parties the M/V Free Destiny and the M/V Free Envoy, respectively. Also, in March 2004, M/V Free Champion was sold.
      The three individual principals of V Capital and G. Bros then determined to jointly form a single commercial shipping holding company to operate in the dry bulk shipping markets through wholly owned subsidiaries. As is common practice in the shipping industry, the principals decided to use a holding company structure to permit consolidation, to isolate liability exposure with respect to each vessel by having each vessel owned by a different subsidiary, and to facilitate access to the capital markets both in the United States and abroad. To establish the holding company structure, on April 23, 2004 the three principals of V Capital and G. Bros formed Adventure Holdings S.A. under Marshall Islands law. Adventure Holdings subsequently changed its name to FreeSeas Inc. FreeSeas was formed for the purpose of owning the two previously established operating subsidiaries, Adventure Two and Adventure Three, and was not formed with intention of combining with a publicly reporting blank check company. On April 27, 2004, FreeSeas issued 50% of its stock to V Capital and 50% of its stock to G. Bros. This stock was issued in the form of bearer shares of common stock, which is a form of ownership permitted under Marshall Islands law.
      On August 3, 2004, Adventure Two completed the acquisition of the vessel, M/ V Free Destiny, and on September 30, 2004, Adventure Three acquired the vessel M/ V Free Envoy.
      On March 24 2005, FreeSeas entered into the Merger Agreement with Trinity. After the Merger Agreement was signed, the three Freeseas principals determined to create three new and separate corporate entities to be the record owners of their respective FreeSeas’ shares, with each individual principal having his own company be a shareholder of FreeSeas. This also permitted the principals of V Capital and G. Bros to reallocate their share ownership in FreeSeas in these three separate corporate entities. The new corporate entities had not conducted any business and did not own any assets. Accordingly, on March 28, 2005, Mr. Varouxakis formed The Mida’s Touch, S.A. (“The Mida’s Touch”) under Marshall Islands law for the sole purpose of being the record owner of the shares of common stock of FreeSeas beneficially owned by him. On March 29, 2005, Mr. George Gourdomichalis formed Alastor Investments S.A. (“Alastor Investments”) under Marshall Islands law for the sole purpose of being the record owner of the shares of common stock of FreeSeas beneficially owned by him. On March 29, 2005, Mr. Efstathios Gourdomichalis formed N.Y. Holdings S.A. (“N.Y. Holdings”) under Marshall Islands law for the sole purpose of being the record owner of the shares of common stock of FreeSeas beneficially owned by him. On April 25, 2005, V Capital and G. Bros transferred all of their respective ownership of FreeSeas common stock to The Mida’s Touch, Alastor Investments and N.Y. Holdings. As a result of these transfers, on May 30, 2005, The Mida’s Touch, Alastor Investments and N.Y. Holdings each executed joinders to the Merger Agreement, making them parties to the Merger Agreement and replacing

V Capital and G. Bros as parties. Other than their respective ownership of shares of FreeSeas, The Mida’s Touch, Alastor Investments and N.Y. Holdings have no business operations or assets.
The Merger Agreement(page 45)
      Subject to the terms and conditions of the Merger Agreement, Trinity will merge into FreeSeas, the separate corporate existence of Trinity will cease and FreeSeas will be the Surviving Corporation. The closing of the Merger is currently expected to occur within three business days after the Trinity Class B stockholders approve the transaction.
Merger Consideration (page 45)
      Pursuant to the Merger Agreement, each outstanding share of Trinity Capital Stock will be converted into the right to receive one share of FreeSeas common stock. The Merger Agreement also provides that each outstanding Trinity warrant and option will be converted into an equal number of warrants and options in FreeSeas, including any Trinity warrants held by Trinity Class B stockholders who exercise their respective rights to have their Trinity Class B stock redeemed for cash.
The Trinity Special Meeting (page 35)
      The special meeting of Trinity Class B stockholders will take place at the offices of Seward & Kissel LLP, One Battery Park Plaza, 20th Floor, New York, New York 10004 on Thursday, December 15, 2005, at 10:00 A.M.
Record Date and Voting (page 35)
      Only holders of record of shares of Trinity Class B common stock as of the close of business on November 10, 2005 may vote at the Trinity special meeting. As of November 10, 2005, there were 1,495,000 of shares of Trinity Class B common stock outstanding and entitled to vote. None of the Trinity directors, officers or their respective affiliates own any shares of Trinity Class B common stock. The holders of at least a majority of the outstanding shares of Trinity Class B common stock must approve the Merger Agreement. There are important differences between the rights of Trinity Class B stockholders and Trinity common stockholders with respect to the Merger. We refer you to “Comparison of Trinity Class B Stockholder and Trinity Common Stockholder Rights.”
Recommendations of the Boards of Directors and Reasons for the Merger (page 41)
      Each of the Boards of Directors of Trinity and FreeSeas has determined, by a unanimous vote, that the merger is in the best interests of each of their respective companies and stockholders, and each Board has unanimously approved the Merger Agreement. The Trinity Board of Directors unanimously recommends that Trinity Class B stockholders vote “FOR” the approval of the Merger Agreement at the Trinity special meeting.
Material U.S. Federal Income Tax Consequences (page 44)
      Trinity has obtained the opinion of its counsel, Seward & Kissel LLP, that the Merger will be treated as a nontaxable reorganization for U.S. federal income tax purposes. The opinion of Seward & Kissel LLP is subject to the limitations and qualifications set forth in the discussion of “Material U.S. Federal Income Tax Consequences.” Because the Merger will be treated as a nontaxable reorganization for U.S. federal income tax purposes, Trinity will not recognize gain or loss as a result of the Merger. In addition, Trinity stockholders will not recognize gain or loss upon the exchange of their shares of Trinity Capital Stock solely for shares of FreeSeas common stock pursuant to the Merger. However, a dissenting Trinity stockholder who receives solely cash in exchange for his or her shares of Trinity capital stock generally will recognize gain or loss. The federal income tax consequences of the Merger are complicated and may differ between individual stockholders. We strongly urge each Trinity stockholder to consult his or her own tax advisor regarding the federal income tax consequences of the Merger in light of his or her own personal tax situation and also as to any state, local, foreign or other tax consequences arising out of the Merger. Further, we do not give any opinion regarding the tax impact in the event that the Trinity Class B stockholders determine to exercise their redemption rights and we urge you to consult with your own tax advisor.
Accounting Treatment (page 44)
      The Merger will be accounted for as an issuance of stock by FreeSeas for the net monetary assets of Trinity. The net monetary assets of Trinity will be recorded as of the acquisition date, at their respective historical cost which is considered to be the equivalent of fair value. No goodwill or intangible assets will be recorded as a result of the transaction.
Procedure for Receiving Merger Consideration (page 46)
      Promptly after the effective time of the Merger, an exchange agent appointed by FreeSeas will mail a letter of transmittal and instructions to Trinity stockholders and warrant and option holders. The letter of transmittal and instructions will tell Trinity stockholders how to surrender their stock certificates, warrants and options in exchange for the merger consideration. Trinity stockholders should not return their stock certificates, warrants or options with the enclosed proxy card, and they should not forward their stock certificates, warrants or options to the exchange agent without a letter of transmittal.
Interests of Certain Persons in the Merger (page 43)
      Trinity’s directors and members of senior management have interests in the Merger, including ownership of Trinity common stock and warrants. In addition, the FreeSeas shareholders hold options and/or warrants to acquire 950,000 shares of FreeSeas common stock. As part of the Merger, the current officers of FreeSeas will enter into employment agreements with FreeSeas.
No Solicitation of Transactions (page 48)
      The Merger Agreement contains restrictions on the ability of Trinity and FreeSeas to solicit, initiate, facilitate or encourage any other merger, consolidation, business combination or acquisition of all or any substantial portion of each of their respective assets or capital stock.
Comparison of Trinity and FreeSeas Stockholder Rights (page 97)
      Trinity is incorporated under the laws of the State of Delaware. FreeSeas is incorporated under the laws of the Republic of the Marshall Islands. Upon consummation of the Merger, the stockholders of Trinity will become shareholders of FreeSeas. FreeSeas’ amended and restated articles of incorporation and amended and restated by-laws will differ somewhat from the organizational documents governing the rights of the former Trinity stockholders. In particular, FreeSeas’ organizational documents require a 66 2/3% affirmative vote of the outstanding voting stock of shareholders to remove directors for cause, amend by-laws or amend the provisions of FreeSeas’ articles of incorporation dealing with directors or action with respect to by-laws.
Conditions to the Merger (page 52)
      The completion of the Merger is subject to the satisfaction or, if permissible, waiver of a number of conditions, including (1) approval of the Merger Agreement by holders of a majority of the issued and outstanding shares of Trinity Class B common stock, (2) less than 20% of Trinity Class B stockholders exercising their redemption rights (3) the aggregate payments to be made to Trinity Class B stockholders exercising their redemption rights not causing Trinity to have less than $7,000,000 in cash and cash equivalents at the time of the consummation of the Merger, and (4) not more than 2% of all outstanding shares of Trinity common stock and Trinity Class B common stock, collectively, have given timely notice of their intention to exercise their statutory appraisal rights. We currently expect to complete the Merger shortly after all the conditions to the Merger have been satisfied or, if permissible, waived within three business days after the Trinity Class B stockholders approve the transaction. We currently expect to complete the Merger in the fourth quarter of 2005, but we cannot be certain when or if the conditions will be satisfied or, if permissible, waived.
Costs Associated with the Merger
      FreeSeas estimates that the total transaction costs associated with the Merger will be approximately $1,675,000, which include costs related to legal, accounting, printing and financial advisory expenses.
Termination of the Merger Agreement (page 55)
      The Merger Agreement may be terminated at any time prior to the effective time of the Merger:

•	by mutual consent in writing of Trinity and the FreeSeas shareholders;

•	unilaterally upon written notice by Trinity to the FreeSeas shareholders upon the occurrence of a material adverse effect with respect to FreeSeas, the likelihood of which was not previously disclosed to Trinity in writing by the FreeSeas shareholders prior to the date of the Merger Agreement;

•	unilaterally upon written notice by the FreeSeas shareholders to Trinity upon the occurrence of a material adverse effect with respect to Trinity, the likelihood of which was not previously disclosed to the FreeSeas shareholders in writing by Trinity prior to the date of the Merger Agreement;

•	unilaterally upon written notice by Trinity to the FreeSeas shareholders in the event of a material breach of any material representation or warranty of FreeSeas or the FreeSeas shareholders contained in the Merger Agreement (unless such breach shall have been cured within 10 days after the giving of notice by Trinity), or the willful failure of FreeSeas or the FreeSeas shareholders to comply with or satisfy any material covenant or condition of FreeSeas or the FreeSeas shareholders contained in the Merger Agreement;

•	unilaterally upon written notice by the FreeSeas shareholders to Trinity in the event of a material breach of any material representation or warranty of Trinity contained in the Merger Agreement (unless such breach shall have been cured by Trinity within 10 days after the giving of notice by the FreeSeas shareholders), or Trinity’s willful failure to comply with or satisfy any material covenant or condition of Trinity contained in the Merger Agreement, or if Trinity fails to obtain Class B stockholders’ approval for the Merger; or

•	unilaterally upon written notice by either Trinity or the FreeSeas shareholders to the other if the Merger is not consummated for any reason by the close of business on December 31, 2005.
Appraisal Rights (page 46 and Appendix B)
      Under applicable Delaware law, all Trinity stockholders have the right to dissent and exercise appraisal rights to demand payment of the fair value of their Trinity Capital Stock if the Merger is completed. However, Trinity stockholders must follow the procedures under Delaware law explained in this joint proxy statement/ prospectus in order to do so. There are important differences between the rights of Trinity Class B stockholders and Trinity common stockholders with respect to the Merger. We refer you to “Comparison of Trinity Class B Stockholder and Trinity Common Stockholder Rights.”
Regulatory Approvals (page 45)
      Trinity and FreeSeas do not expect that completion of the Merger will be subject to any state or federal regulatory requirements. Should such state or federal regulatory requirements be applicable, Trinity and FreeSeas currently intend to comply with all such requirements. FreeSeas has agreed to register its common stock pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as a condition to the effectiveness of the Merger, Trinity and FreeSeas have agreed to use their respective reasonable best efforts to cause the listing (upon notice of issuance, as applicable), at or before the consummation of the Merger on the NASDAQ SmallCap Market of the FreeSeas shares issued in the Merger, the FreeSeas Exchange Securities, the shares of FreeSeas underlying the FreeSeas Exchange

Securities, the shares held by FreeSeas shareholders, the options and warrants issued to FreeSeas shareholders and the shares underlying those options and warrants.
      Other than the filing of the registration statement, this joint proxy statement/ prospectus and certain other filings under applicable securities laws and the filing of certain merger documents with the Registrar of Corporations of the Republic of the Marshall Islands and with the Secretary of State of the State of Delaware, we do not believe that, in connection with the completion of the Merger, any consent, approval, authorization or permit of, or filing with or notification to, any merger control authority will be required in any jurisdictions. Following the effective time of the Merger, we do not believe that any merger control filings will be required with any jurisdictions.

SELECTED HISTORICAL FINANCIAL INFORMATION
      The following information is provided to assist you in analyzing the financial aspects of the transaction. This information shows selected historical financial data for FreeSeas and Trinity. We derived this information from each company’s audited financial statements for the period ended December 31, 2004, and the unaudited financial statements for the six months ended June 30, 2005. The information is only a summary and should be read in conjunction with each company’s historical financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this joint proxy statement/ prospectus are not indicative of the future performance of FreeSeas, Trinity or the Surviving Corporation.
FREESEAS HISTORICAL CONSOLIDATED FINANCIAL INFORMATION

	From Inception
	(April 23, 2004)
	to December 31,	Six Months Ended
	2004	June 30, 2005

Statement of Operations Data:
Operating revenues	$2,830,000	$4,448,000
Income from operations	706,000	887,000
Other expense	(236,000)	(353,000)
Net income	$470,000	$534,000
Earnings per share data:
Basic and diluted net income per share	$0.10	$0.12
Basic and diluted weighted average number of shares	4,500,000	4,500,000

	December 31,
	2004	June 30, 2005

Selected Balance Sheet Data:
Cash and cash equivalents	$461,000	$260,000
Net working capital deficiency	(3,528,000)	(11,747,000)
Total assets	18,335,000	27,957,000
Long-term debt	10,150,000	15,450,000
Shareholders’ loan and advance	3,828,000	7,333,000
Total stockholders’ equity	$3,386,000	$3,922,000
TRINITY HISTORICAL FINANCIAL INFORMATION

	From Inception
	(April 14, 2004) to	Six Months Ended
	December 31, 2004	June 30, 2005

Statement of Operations Data:
Revenue	$—	$—
Operating loss	(139,000)	(406,000)
Other income	53,000	98,000
Net loss	(86,000)	(309,000)
Earnings per share data:
Weighted average basic and diluted shares outstanding	1,021,000	1,782,600
Net loss per share, basic and diluted:	$(0.08)	$(0.17)

	December 31,
	2004	June 30, 2005

Selected Balance Sheet Data:
Cash and cash equivalents	$485,000	$409,000
Net working capital	8,037,000	7,727,000
Total assets	8,110,000	8,102,000
Long-term debt	—	—
Common stock, subject to possible redemption for cash	1,519,000	1,538,000
Total stockholders’ equity	$6,518,000	$6,189,000

SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION
      The transaction will be accounted for as an issuance of stock by FreeSeas for the net monetary assets of Trinity. The net monetary assets of Trinity will be recorded as of the acquisition date, at their respective historical cost, which is considered to be the equivalent of fair value. No goodwill or other intangible assets will be recorded as a result of the transaction.
      We have presented below selected unaudited pro forma financial information that reflects the issuance of stock by FreeSeas for the net monetary assets of Trinity. The pro forma balance sheet information has been prepared assuming that the transaction occurred on June 30, 2005. The financial information may have been different had the transaction been assumed to have occurred on a different date. The FreeSeas pro forma consolidated statement of operations information has been prepared assuming that certain employment agreements were effective at FreeSeas’ inception (April 23, 2004). The selected unaudited pro forma financial information does not reflect the effect of asset dispositions, if any, that may result from the transaction. The following selected unaudited pro forma financial information has been derived from, and should be read in conjunction with, the Unaudited Pro Forma Balance Sheet and Unaudited Pro Forma Statements of Operations Information and related notes thereto included elsewhere in this joint proxy statement/ prospectus.
      In June 2005, FreeSeas, through Adventure Four S.A., a newly formed wholly owned subsidiary, acquired a Handymax drybulk carrier. The purchase price for the vessel was $11,025,000. FreeSeas financed $7,000,000 of the purchase price with a non-affiliated third-party lender. The individual beneficial owners of the FreeSeas shareholders loaned FreeSeas $4,216,500 to pay the $4,025,000 balance of the purchase price and for working capital. Trinity and FreeSeas have agreed that FreeSeas will repay the loan from the individual beneficial owners of the FreeSeas shareholders from the funds that become available to FreeSeas upon the consummation of the Merger. The accompanying Unaudited Pro Forma Financial Information includes the effect of the shareholder loan repayment.
      The Unaudited Pro Forma Financial Information reflects the following circumstances that may affect whether the closing of the transaction occurs: (1) that no holders of Trinity Class B common stock exercise their right to have their shares redeemed upon the consummation of the transaction, and (2) that a 19.99% interest in Trinity Class B common stock elect to have their shares redeemed upon the consummation of the transaction at the redemption value of $5.15 per share, based on the amount held in the Trinity trust fund, inclusive of interest income to date thereon, at June 30, 2005. The basis of presentation described in (2) results from the possibility that up to a maximum of 19.99% of the holders of Trinity Class B common stock may elect to have their shares redeemed at the redemption value of approximately $5.15 per share, or a total of $1,537,817 as of June 30, 2005. Should 20% or more of interest in Trinity Class B common stock elect to have their shares redeemed, the transaction cannot be consummated.
FreeSeas (Surviving Corporation) Unaudited Pro Forma Balance Sheet Information:

	June 30, 2005

	Assuming	Assuming
	Maximum	Minimum
	Approval	Approval

Total assets	$30,492,716	$28,954,899
Long-term debt	15,650,000	15,650,000
Stockholders’ equity	$10,275,749	$8,737,932
      Upon completion of the Merger, FreeSeas will enter into employment agreements with George D. Gourdomichalis, its Chairman and President, Ion G. Varouxakis, its Chief Executive Officer and Secretary, and Efstathios D. Gourdomichalis, its Chief Financial Officer and Treasurer. Under these employment agreements, each officer’s annual base salary will be $150,000, which is subject to increase as may be approved by FreeSeas’ Board of Directors. Each officer is also entitled to receive performance or merit bonuses as determined from time to time by FreeSeas’ Board or a committee of the Board and for reimbursement of expenses and other employee benefits as may be implemented. Although the bonuses and other employment benefits cannot be estimated, if the employment agreements had been in effect as of April 23, 2004, total base salary for the periods ending December 31, 2004 and June 30, 2005, would be $311,000 and $223,000, respectively, on a pro forma basis. As such, the pro forma net income for the corresponding periods would be $159,000 and $311,000, respectively, and pro forma earnings per share for the corresponding periods would be $0.03 per share and $0.05 per share, respectively, assuming both maximum approval and minimum approval by the Trinity Class B Stockholders. The pro forma earnings per share amounts exclude the potentially dilutive effect on FreeSeas net income of 3,857,500 warrants to purchase shares of common stock, 750,000 options to purchase shares of common stock and the 12,500 Series A Units and 65,000 Series B Units underlying the underwriter purchase option, which will be outstanding after the transaction. During the periods presented, FreeSeas did not have any securities traded in a public market. The average market price of Trinity’s common stock during the periods presented was below the exercise price of all potentially dilutive securities and, accordingly, all potentially dilutive securities would have been anti-dilutive.
FreeSeas Unaudited Pro Forma Consolidated Statement of Operations Information:

	Period Ended		Six Months Ended
	December 31, 2004		June 30, 2005

Historical net income	$470,000		$534,000
Adjustments(a)	(311,000)		(223,000)

Pro forma net income	$159,000		$311,000

Historical basic and diluted net income per share	$0.10		$0.12

Pro forma basic and diluted net income per share	$0.04		$0.07

Historical basic and diluted weighted average number shares outstanding	4,500,000		4,500,000

Pro forma basic net income per share assuming maximum approval of the transaction by Trinity Class B stockholders	$0.03		$0.05

Pro forma basic weighted average number of shares outstanding assuming maximum approval of the transaction by Trinity Class B stockholders	6,282,600	(b)	6,282,600	(b)

Pro forma basic net income per share assuming 19.99% Class B common stock redemption by Trinity Class B stockholders	$0.03		$0.05

Pro forma basic weighted average number of shares outstanding assuming 19.99% Class B common stock redemption by Trinity Class B stockholders	5,983,749	(c)	5,983,749	(c)

(a)	Reflects the adjustment to operating expense in the respective periods assuming that FreeSeas’ employment agreements were in effect as of April 23, 2004.

(b)	Reflects the dilutive effect on net income of the FreeSeas common stock that will be issued in exchange for Trinity common and Class B common stock assuming maximum approval of the transaction by Trinity Class B stockholders, and excludes the potentially dilutive effect warrants and options which will be outstanding after the transaction.

FreeSeas historical	4,500,000	4,500,000
Common stock issued assuming maximum approval	1,782,600	1,782,600

	6,282,600	6,282,600

(c)	Reflects the dilutive effect on net income of the FreeSeas common stock that will be issued in exchange for Trinity common and Class B common stock assuming 19.99% Class B common stock redemption by Trinity Class B stockholders, and excludes the potentially dilutive effect warrants and options which will be outstanding after the transaction.

FreeSeas historical	4,500,000	4,500,000
Common stock issued with 19.99% Trinity Class B common stock redemption	1,483,749	1,483,749

	5,983,749	5,983,749
      The Unaudited Pro Forma Financial Information is provided for illustrative purposes only. Its inclusion in this joint proxy statement/ prospectus should not be regarded as an indication that it is an accurate prediction of future events, and it should not be relied on as such. Given the limitation of this information, we believe it should not be meaningful to a stockholder’s evaluation in making a decision regarding voting for or against approval and authorization of the Merger Agreement. No one has made, or makes, any representations regarding the information contained in the Unaudited Pro Forma Financial Information and, except as may be required by applicable securities laws, we do not intend to update or otherwise revise the Unaudited Pro Forma Financial Information to reflect circumstances existing after the date when made or to reflect the occurrences of future events even if any or all of the assumptions are shown to be in error. Investors are cautioned not to place undue reliance on this Unaudited Pro Forma Financial Information.
COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE INFORMATION
      The following table sets forth selected historical per share information of FreeSeas and Trinity and unaudited pro forma book value per share information after giving effect to the transaction between FreeSeas and Trinity, assuming a maximum level and a minimum level of approval of the transaction by Trinity Class B stockholders. You should read this information in conjunction with the selected historical financial information, included elsewhere in this joint proxy statement/ prospectus, and the historical financial statements of FreeSeas and Trinity and related notes that are included elsewhere in this joint proxy statement/ prospectus. The unaudited pro forma per share information is derived from, and should be read in conjunction with, the Unaudited Pro Forma Balance Sheet and Unaudited Pro Forma Consolidated Statement of Operations Information, and related notes, included elsewhere in this joint proxy statement/ prospectus. The historical per share information is derived from financial statements as of and for the periods ended December 31, 2004 and June 30, 2005, respectively.
      Number of shares of common stock assumed to be issued in the transaction:

			FreeSeas
			(Surviving
	FreeSeas	Trinity	Corporation)

Assuming maximum approval	4,500,000	1,782,600	6,282,600
	72%	28%	100%
Assuming minimum approval	4,500,000	1,483,749	5,983,749
	75%	25%	100%

	Period Ended	Six Months Ended
	December 31, 2004	June 30, 2005

Net income (loss) per share:
Trinity — Historical	$(0.08)	$(0.17)
FreeSeas — Historical	$0.10	$0.12
Pro forma net income per share:
FreeSeas — Assuming maximum approval	$0.03	$0.05
FreeSeas — Assuming minimum approval	$0.03	$0.05

	December 31, 2004	June 30, 2005

Book value per share:
Trinity — Historical	$4.39	$4.17
FreeSeas — Historical	$0.75	$0.87

FreeSeas (Surviving Corporation) Unaudited Pro Forma:
Maximum	$1.55	$1.64
Minimum	$1.38	$1.46
MARKET PRICE AND DIVIDEND INFORMATION
      Trinity’s Series A Units and Series B Units have traded on the OTC Bulletin Board® (the “OTCBB”) under the symbols “TPQCU” and “TPQCZ,” respectively, since August 4, 2004, the date of the closing of the initial public offering of Trinity’s securities. On September 2, 2004, Trinity’s common stock, its Class B common stock, its Class W Warrants and its Class Z Warrants included in the Series A Units and Series B Units commenced separate trading under the symbols “TPQCA,” “TPQCB,” “TPQCW” and “TPQCL.” The closing high and low sales prices of Trinity’s common stock, Class B common stock, Class W Warrants and Class Z Warrants as reported by the OTC Bulletin Board, for the quarters indicated, are as follows:

			Class B		Class W		Class Z
	Common Stock		Common Stock		Warrants		Warrants

	High	Low	High	Low	High	Low	High	Low

2004:
Third Quarter	$3.50	$2.75	$4.75	$4.55	$1.00	$0.55	$1.00	$0.55
Fourth Quarter	3.50	2.75	4.90	4.58	0.90	0.55	1.01	0.55
2005:
First Quarter	5.10	3.80	5.95	4.62	1.60	0.70	1.62	1.08
Second Quarter	5.08	4.65	5.40	5.02	1.05	0.65	0.73	1.12
Third Quarter	4.75	4.30	5.95	5.00	1.10	0.90	1.12	0.90
January 14, 2005(1)	3.85	3.85	4.75	4.75	0.70	0.70	1.01	1.01
March 24, 2005(2)	5.08	5.08	5.40	5.40	1.05	1.05	1.10	1.10

(1)	The last full trading day prior to the announcement of a proposal for a business combination involving FreeSeas.

(2)	The last full trading day prior to the announcement of the execution of the Merger Agreement.
      The trading of Trinity’s securities on the OTCBB, especially its Class W Warrants and Class Z Warrants, is limited, and therefore there may not be deemed to be an established public trading market under guidelines set forth by the SEC. As of November 10, 2005, the outstanding shares of Trinity common stock and Trinity Class B common stock were all held of record by Cede & Co. As of November 10, there were 35 holders of record of Trinity Class W Warrants and 35 holders of record of

Trinity Class Z Warrants. Such numbers do not include beneficial owners holding shares or warrants through nominee names.
      Trinity has never declared or paid any dividends on its common stock or Class B common stock.
      Stockholders are urged to obtain a current market quotation for Trinity securities.
      FreeSeas is a privately held Marshall Islands corporation and its securities are not currently listed and do not trade on any stock exchange. FreeSeas is currently applying for listing of its common stock on the Nasdaq SmallCap Market, although there can be no assurances that it will obtain this listing. If FreeSeas does not obtain a Nasdaq listing, it will seek to list its securities on the OTCBB. No assurances can be given that an OTCBB listing of the FreeSeas common stock can be obtained. FreeSeas has not paid any dividends on any of its securities.

RISK FACTORS
      You should consider carefully the following factors, as well as the other information set forth in this joint proxy statement/ prospectus, before making a decision on the Merger. Some of the following risks relate principally to the industry in which FreeSeas, as the Surviving Corporation, operates and its business in general. Other risks relate to the securities market for and ownership of FreeSeas common stock. Any of the risk factors could significantly and negatively affect FreeSeas’ business, financial condition, operating results and common stock trading price. The following risk factors describe the material risks that are presently known to FreeSeas and Trinity.
Risks Factors Relating to the Merger

There may not be an active market for FreeSeas’ shares, which may cause its shares to trade at lower prices and make it difficult to sell your shares.
      Prior to the Merger, there has been no public market for FreeSeas’ shares. FreeSeas cannot assure you that an active trading market for FreeSeas’ shares will develop or be sustained after the Merger. FreeSeas cannot predict at this time how actively FreeSeas’ shares will trade in the public market subsequent to the Merger, if at all, or whether the price of FreeSeas’ shares in the public market will reflect its actual financial performance.

The price of FreeSeas’ shares after the Merger may be volatile and less than you originally paid for your corresponding shares of Trinity common stock.
      The price of FreeSeas’ shares after the Merger may be volatile, and may fluctuate due to factors such as:

•	actual or anticipated fluctuations in quarterly and annual results;

•	mergers and strategic alliances in the shipping industry;

•	market conditions in the industry;

•	changes in government regulation;

•	fluctuations in FreeSeas’ quarterly revenues and earnings and those of its publicly held competitors;

•	shortfalls in FreeSeas’ operating results from levels forecasted by securities analysts;

•	announcements concerning FreeSeas or its competitors; and

•	the general state of the securities markets.
      The international drybulk shipping industry has been highly unpredictable and volatile. The market for common shares of companies in this industry may be equally volatile. The FreeSeas’ shares that you receive in the Merger may trade at prices lower than you originally paid for your corresponding shares of Trinity common stock.

You will experience significant dilution and a reduction in percentage ownership and voting power with respect to your shares as a result of the Merger.
      Trinity stockholders and FreeSeas shareholders will experience significant dilution and a substantial reduction in their respective percentage ownership interests and effective voting power relative to their respective percentage ownership interests in Trinity and FreeSeas prior to the Merger. Trinity Class B common stock can currently be redeemed for $5.15 per share but the pro forma value of the FreeSeas common stock into which the Trinity Class B common stock would be converted in the Merger has a pro forma value ranging from $1.46 to $1.64 per share. If the Merger is consummated and all of the Trinity stockholders and FreeSeas shareholders receive or retain FreeSeas shares in the Merger, current FreeSeas shareholders will own approximately 71.6% of the shares of FreeSeas and current Trinity stockholders will own approximately 28.4% of the shares of FreeSeas. In addition, there will be a significant number of

FreeSeas warrants and options outstanding that, upon exercise, would further dilute and reduce each shareholder’s ownership percentage in FreeSeas.

FreeSeas’ current shareholders will control approximately 72% of FreeSeas after the Merger and will effectively control the outcome of matters on which FreeSeas shareholders are entitled to vote, including the election of directors and other significant corporate actions.
      If the Merger is consummated and all of the Trinity stockholders receive or retain FreeSeas shares in the Merger, the current FreeSeas shareholders will own approximately 72% of the shares of FreeSeas. While the existing FreeSeas shareholders have no agreement, arrangement or understanding relating to the voting of their shares following the Merger, they will effectively control the outcome of matters on which FreeSeas shareholders are entitled to vote, including the election of directors and other significant corporate actions. The interests of these shareholders may be different from your interests.

FreeSeas’ Articles of Incorporation and By-laws contain anti-takeover provisions that may discourage, delay or prevent (1) the merger or acquisition of FreeSeas and/or (2) the removal of incumbent directors and officers.
      FreeSeas’ current Articles of Incorporation and By-laws contain certain anti-takeover provisions. These provisions include blank check preferred stock, a classified Board of Directors, a supermajority director voting requirement to change the number of directors, the prohibition of cumulative voting in the election of directors, advance written notice for shareholder nominations for directors, removal of directors only for cause, supermajority voting requirements for the removal of directors by either the shareholders or the directors, advance written notice of shareholder proposals for the removal of directors and supermajority voting requirements for shareholder action with respect to By-laws and amendment of the provisions of the Articles of Incorporation dealing with directors and action with respect to By-laws. These provisions, either individually or in the aggregate, may discourage, delay or prevent (1) the merger or acquisition of FreeSeas by means of a tender offer, a proxy contest or otherwise, that a shareholder may consider in its best interest and (2) the removal of incumbent directors and officers.

Profitable operation of the Surviving Corporation’s business will be dependent upon the efforts of FreeSeas’, not Trinity’s, management.
      As a condition to the Merger, each of Trinity’s directors and officers must resign from their current positions. For a period of one year following the merger, the current Trinity directors have the right to send a representative to observe each meeting of the Board of Directors of FreeSeas. Absent his illness or unavailability, Lawrence Burstein will be the designated representative for such purpose. Other than these observation rights, the current directors and officers of Trinity will have no role in the management of FreeSeas after the Merger. Instead, the current management of FreeSeas will remain in place. Although Trinity has researched and assessed FreeSeas’ management, Trinity cannot assure you that its assessment of FreeSeas’ management will prove to be correct and that FreeSeas’ management will be successful in its operation of FreeSeas’ business after the Merger.

Trinity and FreeSeas expect to incur significant costs associated with the Merger, whether or not the Merger is completed, which costs will reduce the amount of cash available to be used for other corporate purposes.
      Trinity and FreeSeas expect to incur significant costs associated with the Merger, whether or not the Merger is completed. The incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes. Transaction costs will be recorded directly to stockholders’ equity if the Merger is consummated, and will be expensed by the respective parties if the Merger is not consummated.

As a result of the Merger, Trinity stockholders will be solely dependent on a single business.
      As a result of the Merger, Trinity stockholders will be solely dependent upon the performance of FreeSeas and its drybulk shipping business. FreeSeas will be subject to a number of risks that relate generally to the shipping industry and other risks that specifically relate to FreeSeas. See “Industry Risk Factors Relating to the Surviving Corporation” and “Company Risk Factors Relating to the Surviving Corporation.”

Trinity’s and FreeSeas’ pro forma accounting for the transaction may change and materially reduce FreeSeas’ actual post-transaction net worth from the pro forma amount.
      The unaudited pro forma financial information contained in this document is presented for illustrative purposes only and is not necessarily indicative of the financial position of the Surviving Corporation for future periods. Trinity and FreeSeas have estimated the impacts of the transaction in developing the related pro forma information. These estimates are subject to change pending a final analysis after completion of the transaction. The impact of these changes could materially reduce FreeSeas’ actual post-transaction net worth from the pro forma amount.

Trinity may waive one or more of the conditions to the Merger without resoliciting Class B stockholder approval for the Merger, whether or not the Class B stockholders would approve of any waiver.
      Trinity may agree to waive, in whole or in part, some of the conditions to its obligations to complete the Merger, to the extent permitted by applicable law. These conditions include FreeSeas’ obligation to obtain approval for listing on the Nasdaq Stock Market or the American Stock Exchange of the FreeSeas common stock to be issued to Trinity stockholders; the performance by FreeSeas and the FreeSeas shareholders in all material respects of their agreements contained in the Merger Agreement required to be performed on or prior to the closing date; and the requirement that the representations and warranties of FreeSeas and the FreeSeas shareholders contained in the Merger Agreement shall be true and correct in all material respects. For a complete list of conditions that may be waived by Trinity, see “Conditions to the Merger.”
      The Board of Directors of Trinity will evaluate the materiality of any waiver to determine whether amendment of this joint proxy statement/ prospectus and resolicitation of proxies is warranted. In some instances, if the Board of Directors of Trinity determines that a waiver is not sufficiently material to warrant resolicitation of Class B stockholders, Trinity has the discretion to complete the Merger without seeking further Class B stockholder approval, regardless of whether or not Class B stockholders would approve any such waiver. Any such determination by the Board of Directors of Trinity would have to be consistent with its fiduciary duty to act in the best interest of Trinity and all of Trinity’s stockholders.

The failure of any one of a number of conditions could prevent the Merger from being consummated and could result in the Trinity trust fund being distributed to the Trinity Class B stockholders.
      There are a number of conditions that must be satisfied in order to consummate the Merger between Trinity and FreeSeas. For example, Trinity cannot complete the Merger unless (1) the holders of at least a majority of the issued and outstanding shares of Trinity Class B common stock approve the Merger Agreement, (2) less than 20% of the Trinity Class B stockholders exercise their redemption rights, (3) the aggregate payments to be made to Trinity Class B stockholders exercising their redemption rights do not cause Trinity to have less than $7,000,000 in cash and cash equivalents at the time of the consummation of the Merger, and (4) not more than 2% of all outstanding shares of Trinity common stock and Trinity Class B common stock, collectively, have given timely notice of their intention to exercise their statutory appraisal rights. If any of these conditions are not satisfied, the Merger cannot be completed although FreeSeas can waive the third requirement if it so chooses.
      In addition, Trinity is required to distribute only to its Class B stockholders the amount in the Trinity trust fund if Trinity does not effect a business combination within 12 months after consummation of its initial public offering (or within 18 months from the consummation of its initial public offering if a letter of intent, agreement in principle or definitive agreement has been executed within 12 months after consummation of such offering and the business combination has not been consummated within such 12 month period). The holders of Trinity common stock are not entitled to receive any of the proceeds held in the trust fund. If the Merger is not consummated, it is likely that Trinity would be required to distribute the amounts in the trust fund to the Trinity Class B stockholders because there would not be sufficient time to effect a different business combination.

If the Merger does not qualify as a nontaxable reorganization under the U.S. Internal Revenue Code, the transaction may be a taxable event to Trinity’s stockholders.
      The Merger has been structured to qualify as a nontaxable reorganization for U.S. federal income tax purposes. If the Merger does not qualify as a nontaxable reorganization for U.S. federal income tax purposes, then the Merger may result in the recognition of gain or loss to Trinity stockholders. In the event that the Merger resulted in the recognition of gains to Trinity stockholders, Trinity stockholders will not receive any cash as a portion of the merger consideration that could be used by them to satisfy any tax liability created by the Merger.
Industry Risk Factors Relating to the Surviving Corporation

The cyclical nature of the shipping industry may lead to volatile changes in freight rates and vessel values, which may reduce FreeSeas’ revenues and net income.
      FreeSeas is an independent shipping company that operates in the drybulk shipping market. FreeSeas’ profitability is dependent upon the freight rates FreeSeas is able to charge. The supply of and demand for shipping capacity strongly influences freight rates. The demand for shipping capacity is determined primarily by the demand for the type of commodities carried and the distance that those commodities must be moved by sea. The demand for commodities is affected by, among other things, world and regional economic and political conditions (including developments in international trade, fluctuations in industrial and agricultural production and armed conflicts), environmental concerns, weather patterns, and changes in seaborne and other transportation costs. The size of the existing fleet in a particular market, the number of new vessel deliveries, the scrapping of older vessels and the number of vessels out of active service (i.e., laid-up, drydocked, awaiting repairs or otherwise not available for hire), determines the supply of shipping capacity, which is measured by the amount of suitable tonnage available to carry cargo.
      In addition to the prevailing and anticipated freight rates, factors that affect the rate of newbuilding, scrapping and laying-up include newbuilding prices, secondhand vessel values in relation to scrap prices, costs of bunkers and other operating costs, costs associated with classification society surveys, normal maintenance and insurance coverage, the efficiency and age profile of the existing fleet in the market and government and industry regulation of maritime transportation practices, particularly environmental protection laws and regulations. These factors influencing the supply of and demand for shipping capacity are outside of FreeSeas’ control, and it cannot predict the nature, timing and degree of changes in industry conditions. Some of these factors may have a negative impact on FreeSeas’ revenues and net income.
      The market value of FreeSeas’ vessels can fluctuate significantly. The market value of FreeSeas’ vessels may increase or decrease depending on the following factors:

•	general economic and market conditions affecting the shipping industry;

•	supply of drybulk vessels;

•	demand for drybulk vessels;

•	types and sizes of vessels;

•	other modes of transportation;

•	cost of newbuildings;

•	new regulatory requirements from governments or self-regulated organizations; and

•	prevailing level of charter rates.
      Due to the fact that the market value of FreeSeas’ vessels may fluctuate significantly, FreeSeas may incur losses when it sells vessels, which may adversely affect its earnings. In addition, any determination that a vessel’s remaining useful life and earnings requires an impairment of its value on FreeSeas’ financial statements could result in a charge against FreeSeas’ earnings and a reduction in FreeSeas’ shareholders’ equity. If for any reason FreeSeas sells its vessels at a time when prices have fallen, the sale may be less than such vessel’s carrying amount on its financial statements, and FreeSeas would incur a loss and a reduction in earnings.

Charter rates, which in the international drybulk shipping industry had reached historic highs, may not increase as rapidly or may decline as a result of increased capacity and slowing worldwide economic growth, thereby reducing FreeSeas’ future profitability.
      Charter rates in the international drybulk shipping industry, which had reached record highs, have recently decreased by approximately 25%. FreeSeas anticipates that the future demand for its drybulk carriers and drybulk charter rates will be dependent upon continued economic growth in China, India and the world economy, seasonal and regional changes in demand, and changes to the capacity of the world fleet. Certain economic indicators reflect slowing growth in China, India and elsewhere. The capacity of the world fleet has increased. Adverse industry, economic, political, social or other developments could also decrease the amount and/or profitability of FreeSeas’ business and materially reduce its revenues and net income.
      The factors affecting the supply and demand for vessels are outside of FreeSeas’ control, and the nature, timing and degree of changes in industry conditions are unpredictable. Some of the factors that influence demand for vessel capacity include:

•	supply and demand for drybulk commodities;

•	global and regional economic conditions;

•	the distance drybulk commodities are to be moved by sea; and

•	changes in seaborne and other transportation patterns.
      Some of the factors that influence the supply of vessel capacity include:

•	the number of newbuilding deliveries;

•	the scrapping rate of older vessels;

•	changes in environmental and other regulations that may limit the useful life of vessels;

•	the number of vessels that are laid up; and

•	changes in global drybulk commodity production.

An economic slowdown in the Asia Pacific region could materially reduce the amount and/or profitability of FreeSeas’ business.
      A significant number of the port calls made by FreeSeas’ vessels involve the loading or discharging of raw materials and semi-finished products in ports in the Asia Pacific region. As a result, a negative change in economic conditions in any Asia Pacific country, but particularly in China or India, may have an adverse effect on FreeSeas’ business, financial position and results of operations, as well as its future prospects. In particular, in recent years, China has been one of the world’s fastest growing economies in terms of gross domestic product. FreeSeas cannot assure you that such growth will be sustained or that the Chinese economy will not experience contraction in the future. Moreover, any slowdown in the economies of the United States, the European Union or certain Asian countries may adversely effect economic growth in China and elsewhere. FreeSeas’ revenues and net income, as well as its future prospects, would likely be materially reduced by an economic downturn in any of these countries.

FreeSeas may become dependent on spot charters in the volatile shipping markets, which can result in decreased revenues and/or profitability.
      The M/ V Free Destiny was subject to a time charter ending on October 3, 2005 at a gross charter rate of $10,530 per day plus 25% profit sharing with the charterer. Immediately thereafter, the vessel was scheduled to be delivered to new charterers for one time charter trip to the Far East with approximate duration of 60 days at a net charter rate of $11,800 per day. The M/ V Free Envoy was subject to a time charter which ended on September 27, 2005 at a gross charter rate of $10,530 per day plus 25% profit sharing with the charterer. Thereafter, the M/V Free Envoy was delivered to new charterers for approximately three to five months at a net charter rate of $11,100 per day. The M/ V Free Fighter was redelivered from current charterers on September 28, 2005 and thereafter was delivered to new charterers for one time charter trip to West Africa with approximate duration of 90 days at a net charter rate of $11,480 per day. In the future, FreeSeas may spot charter those, or any newly acquired, vessels. The spot charter market is highly competitive and rates within this market are subject to volatile fluctuations, while longer-term period time charters provide income at pre-determined rates over more extended periods of time. If FreeSeas decides to spot charter its vessels, there can be no assurance that FreeSeas will be successful in keeping all its vessels fully employed in these short-term markets or that future spot rates will be sufficient to enable its vessels to be operated profitably. A significant decrease in spot charter rates could affect the value of FreeSeas’ fleet and could adversely affect its profitability and cash flows with the result that its ability to pay debt service to its lenders and dividends to its shareholders could be impaired.

FreeSeas is subject to regulation and liability under environmental laws that could require significant expenditures and reduce its cash flows and net income.
      FreeSeas’ business and the operation of its vessels are materially affected by government regulation in the form of international conventions, national, state and local laws and regulations in force in the jurisdictions in which the vessels operate, as well as in the country or countries of their registration. Because such conventions, laws, and regulations are often revised, FreeSeas cannot predict the ultimate cost of complying with such conventions, laws and regulations or the impact thereof on the resale prices or useful lives of its vessels. Additional conventions, laws and regulations may be adopted which could limit FreeSeas’ ability to do business and thereby reduce its revenue or increase the cost of its doing business and thereby materially decrease its net income. FreeSeas is required by various governmental and quasi-governmental agencies to obtain certain permits, licenses and certificates with respect to its operations.
      The operation of FreeSeas’ vessels is affected by the requirements set forth in the International Safety Management (“ISM”) Code. The ISM Code requires shipowners and bareboat charterers to develop and maintain an extensive “Safety Management System.” The system includes the adoption of a safety and environmental protection policy setting forth instructions and procedures for safe operation and dealing with emergencies. The failure of a shipowner or bareboat charterer to comply with the ISM Code may subject such party to increased liability, may decrease available insurance coverage for the affected vessels, and/or may result in a denial of access to, or detention in, certain ports. Currently, each of FreeSeas’ vessels is ISM Code-certified, however, there can be no assurance that such certification will be maintained indefinitely.
      The European Union is considering legislation that will affect the operation of vessels and the liability of owners for oil pollution. It is difficult to predict what legislation, if any, may be promulgated by the European Union or any other country or authority.
      FreeSeas currently maintains, for each of its vessels, pollution liability coverage insurance in the amount of $1 billion per incident. If the damages from a catastrophic incident exceeded FreeSeas’ insurance coverage, the payment of these damages may materially decrease FreeSeas’ net income.
      The International Maritime Organization (“IMO”) or other regulatory bodies may adopt further regulations in the future that could adversely affect the useful lives of FreeSeas’ vessels as well as its ability to generate income from them. These requirements can also affect the resale value of FreeSeas’ vessels.

      The United States Oil Pollution Act of 1990 (“OPA”) established an extensive regulatory and liability regime for the protection and clean-up of the environment from oil spills. OPA affects all owners and operators whose vessels trade in the United States of America or any of its territories and possessions or whose vessels operate in waters of the United States of America, which includes the territorial sea of the United States of America and its 200 nautical mile exclusive economic zone.
      Under OPA, vessel owners, operators and bareboat charterers are “responsible parties” and are jointly, severally and strictly liable (unless the spill results solely from the act or omission of a third party, an act of God or an act of war) for all containment and clean-up costs and other damages arising from discharges or threatened discharges of oil from their vessels, including bunkers (fuel).

If any of FreeSeas’ vessels fail to maintain their class certification and/or fail any annual survey, intermediate survey, drydocking or special survey, that vessel would be unable to carry cargo, thereby reducing FreeSeas’ revenues and profitability and violating certain loan covenants of its third-party indebtedness.
      The hull and machinery of every commercial vessel must be classed by a classification society authorized by its country of registry. The classification society certifies that a vessel is safe and seaworthy in accordance with the applicable rules and regulations of the country of registry of the vessel and the Safety of Life at Sea Convention (“SOLAS”). FreeSeas’ vessels are currently classed with Lloyd’s Register of Shipping and Korean Register of Shipping. Lloyd’s Register of Shipping has awarded ISM and International Ship and Port Facilities Security (“ISPS”) certification to all three of FreeSeas’ vessels and Free Bulkers, S.A. (“Free Bulkers”), FreeSeas’ ship management company.
      A vessel must undergo annual surveys, intermediate surveys, drydockings and special surveys. In lieu of a special survey, a vessel’s machinery may be on a continuous survey cycle, under which the machinery would be surveyed periodically over a five-year period. FreeSeas’ vessels are on special survey cycles for hull inspection and continuous survey cycles for machinery inspection. Every vessel is also required to be drydocked every two to three years for inspection of the underwater parts of such vessel.
      If any vessel does not maintain its class and/or fails any annual survey, intermediate survey, drydocking or special survey, the vessel will be unable to carry cargo between ports and will be unemployable and uninsurable. That status could cause FreeSeas to be in violation of certain covenants in its loan agreements.

Maritime claimants could arrest FreeSeas’ vessels, which could interrupt its cash flow.
      Crew members, suppliers of goods and services to a vessel, shippers of cargo and other parties may be entitled to a maritime lien against a vessel for unsatisfied debts, claims or damages. In many jurisdictions, a maritime lienholder may enforce its lien by arresting a vessel through foreclosure proceedings. The arresting or attachment of one or more of FreeSeas’ vessels could interrupt its cash flow and require it to pay large sums of funds to have the arrest lifted.
      In addition, in some jurisdictions, such as South Africa, under the “sister ship” theory of liability, a claimant may arrest both the vessel which is subject to the claimant’s maritime lien and any “associated” vessel, which is any vessel owned or controlled by the same owner. Claimants could try to assert “sister ship” liability against one of FreeSeas’ vessels for claims relating to another of its vessels.

Governments could requisition FreeSeas’ vessels during a period of war or emergency, resulting in loss of earnings.
      A government could requisition for title or seize FreeSeas’ vessels. Requisition for title occurs when a government takes control of a vessel and becomes the owner. Also, a government could requisition FreeSeas’ vessels for hire. Requisition for hire occurs when a government takes control of a vessel and effectively becomes the charterer at dictated charter rates. Generally, requisitions occur during a period of war or emergency. Government requisition of one or more of FreeSeas’ vessels would reduce FreeSeas’ revenues and net income.

World events outside FreeSeas’ control may negatively affect its ability to operate, thereby reducing its revenues and net income or its ability to obtain additional financing, thereby restricting the implementation of its business strategy.
      Terrorist attacks such as the attacks on the United States of America on September 11, 2001, on London, England on July 7, 2005, and the response to these attacks, as well as the threat of future terrorist attacks, continue to cause uncertainty in the world financial markets and may adversely affect FreeSeas’ business by increasing security costs and creating delays because of heightened security measures. The continuing conflict in Iraq may lead to additional acts of terrorism and armed conflict around the world, which may contribute to further economic instability in the global financial markets. These uncertainties could prevent FreeSeas from obtaining additional financing on terms acceptable to it or at all, which would impair FreeSeas’ implementation of its business strategy.
      Terrorist attacks may also negatively impact FreeSeas’ vessels or its customers directly. Future terrorist attacks could result in increased volatility of the financial markets in the United States of America and globally, an economic recession in the United States of America or the world and a corresponding reduction in business and future prospects for FreeSeas, thereby reducing its revenues and net income.
Company Risk Factors Relating to the Surviving Corporation

FreeSeas will depend entirely on Free Bulkers to manage and charter its fleet.
      FreeSeas currently contracts the commercial and technical management of its fleet, including crewing, maintenance and repair, to Free Bulkers, an affiliated company with which FreeSeas is under common control. The loss of Free Bulkers’ services, its failure to perform its obligations to FreeSeas or its poor performance for FreeSeas could reduce FreeSeas’ revenues and net income. Although FreeSeas may have rights against Free Bulkers if Free Bulkers defaults on its obligations to FreeSeas, you may have no recourse against Free Bulkers. Further, FreeSeas expects that it will need approval from its lenders to replace Free Bulkers as its ship manager.

Operational or financial problems experienced by Free Bulkers may adversely impact FreeSeas.
      The ability of Free Bulkers to continue providing services for FreeSeas will depend in part on its own financial strength. Circumstances beyond FreeSeas’ control could impair Free Bulkers’ financial strength and, as a result, Free Bulkers’ ability to fulfill its obligations to FreeSeas, which could have a material adverse effect on FreeSeas.

FreeSeas and its principal officers have affiliations with Free Bulkers that could create conflicts of interest detrimental to FreeSeas.
      The principal officers of FreeSeas are also principals, officers and employees of Free Bulkers, which is FreeSeas’ ship management company. These dual responsibilities of FreeSeas’ officers and the relationships between the two companies could create conflicts of interest between FreeSeas and Free Bulkers. These conflicts may arise in connection with the chartering, purchase, sale and operations of the vessels in FreeSeas’ fleet versus drybulk carriers managed by other companies affiliated with Free Bulkers. Each of FreeSeas’ operating subsidiaries has a nonexclusive management agreement with Free Bulkers. Free Bulkers may enter into management agreements with other shipping companies, some of which may be in competition with FreeSeas. Free Bulkers may also allocate charter or spot opportunities to other shipping vessels when FreeSeas’ vessels may be unemployed. These possible actions by Free Bulkers would be permitted by its agreements with the FreeSeas subsidiaries. There can be no assurance that Free Bulkers will resolve all conflicts of interest in a manner beneficial to FreeSeas.

FreeSeas has a short operating history and cannot assure you that it will continue to operate profitably in the future.
      FreeSeas commenced operations in April 2004 and has a very short operating history. Although FreeSeas’ operations have been profitable to date, it cannot assure you that it will continue to be profitable in the future.

If FreeSeas fails to manage its planned growth properly, it may not be able to successfully expand its market share.
      FreeSeas intends to continue to grow its fleet. FreeSeas’ growth will depend on:

•	locating and acquiring suitable vessels;

•	identifying and consummating acquisitions or joint ventures;

•	integrating any acquired vessel successfully with its existing operations;

•	enhancing its customer base;

•	managing its expansion; and

•	obtaining required financing.
      Growing any business by acquisition presents numerous risks, such as undisclosed liabilities and obligations and difficulty experienced in (1) obtaining additional qualified personnel, (2) managing relationships with customers and suppliers and (3) integrating newly acquired operations into existing infrastructures. FreeSeas cannot give any assurance that it will be successful in executing its growth plans or that it will not incur significant expenses and losses in connection with the execution of those growth plans.

A decline in the market value of FreeSeas’ vessels could lead to a default under FreeSeas’ loan agreements and the loss of FreeSeas’ vessels.
      FreeSeas has incurred secured debt under loan agreements for all three of its vessels. See “The Parties to the Merger-FreeSeas-Loans for Vessels.” If the market value of FreeSeas’ fleet declines, FreeSeas may not be in compliance with certain provisions of its existing loan agreements and it may not be able to refinance its debt or obtain additional financing. If FreeSeas is unable to pledge additional collateral, its lenders could accelerate its debt and foreclose on its fleet.

FreeSeas’ existing loan agreements contain restrictive covenants that may limit its liquidity and corporate activities.
      FreeSeas’ existing loan agreements impose operating and financial restrictions on it. These restrictions may limit its ability to:

•	incur additional indebtedness;

•	create liens on its assets;

•	sell capital stock of its subsidiaries;

•	make investments;

•	engage in mergers or acquisitions;

•	pay dividends;

•	make capital expenditures;

•	change the management of its vessels or terminate or materially amend the management agreement relating to each vessel; and

•	sell its vessels.
      Therefore, FreeSeas may need to seek permission from its lenders in order to engage in some corporate actions. The lenders’ interests may be different from those of FreeSeas, and FreeSeas cannot guarantee that it will be able to obtain the lenders’ permission when needed. This may prevent FreeSeas from taking actions that are in its best interest.

Servicing debt may limit funds available for other purposes.
      To finance FreeSeas’ fleet, it has incurred secured debt under loan agreements for all three of its vessels that are guaranteed by FreeSeas’ principals. FreeSeas also currently expects to incur additional secured debt to finance the acquisition of additional vessels. FreeSeas must dedicate a portion of its cash flow from operations to pay the principal and interest on its debt. These payments limit funds otherwise available for working capital expenditures and other purposes. As of June 30, 2005, FreeSeas had total long-term debt of $15,450,000 and three loans from shareholders totaling $7,583,500, which were used to purchase each of FreeSeas’ vessels. Of the total outstanding loans from FreeSeas’ shareholders, $4,216,500, which was borrowed in connection with the purchase of M/V Free Fighter, will be repaid upon consummation of the Merger. If FreeSeas is unable to service its remaining debt, its lenders could accelerate its debt and foreclose on its fleet.
      In April 2005 and October 2005, FreeSeas and its current shareholders agreed to modify the terms of the shareholder loans made in connection with the acquisition of its first two vessels. These two loans have a carrying value of $3,117,000 and principal value of $3,367,000 at June 30, 2005. The repayment schedule for each loan is now eight equal quarterly installments of $125,000 each in 2006 and 2007, with balloon payments of the balance due on each loan on January 1, 2008. Previously, the loans were repayable from time to time based on FreeSeas’ available cash flow, and matured on the earlier of the sale date of the applicable vessel or on December 31, 2006. Although these modifications extended the time for repayment of these loans, the required repayment schedule will nevertheless reduce FreeSeas’ working capital that is available for other purposes.
      In June 2005, FreeSeas incurred an additional $11,025,000 in debt to acquire the Handymax drybulk carrier M/V Free Fighter. FreeSeas borrowed $7,000,000 from an unaffiliated third-party lender and $4,216,500 from its shareholders, to pay the $4,025,000 balance of the purchase price and for working capital. Upon consummation of the merger of Trinity into FreeSeas, FreeSeas will repay the loan from the FreeSeas shareholders from the funds that become available to FreeSeas from Trinity.
      A rise in interest rates could cause an increase in FreeSeas’ interest costs and have a material adverse effect on its net income. FreeSeas has purchased, and may purchase in the future, vessels with loans that provide for periodic interest payments based on indices that fluctuate with changes in market interest rates. If interest rates increase significantly, it would increase FreeSeas’ costs of financing its acquisition of vessels, which could decrease the number of additional vessels that FreeSeas could acquire FreeSeas’ financial condition and results of operations. Any increase in debt service would also reduce the funds available to FreeSeas to purchase other vessels.

The performance of FreeSeas’ then existing charters and the creditworthiness of its charterers may hinder FreeSeas’ ability to implement its business strategy by making additional debt financing unavailable or available only at higher than anticipated cost.
      The actual or perceived credit quality of FreeSeas’ charterers, and any defaults by them, may materially affect its ability to obtain the additional debt financing that FreeSeas will require to purchase additional vessels or may significantly increase its costs of obtaining such financing. FreeSeas’ inability to obtain additional financing at all or at a higher than anticipated cost may materially impair its ability to implement its business strategy.

As FreeSeas expands its business, it will need to upgrade its operational and financial systems, and add more staff and crew. If it cannot upgrade these systems or recruit suitable additional employees, its performance may suffer.
      FreeSeas’ current operating and financial systems may not be adequate if it expands the size of its fleet, and its attempts to improve those systems may be ineffective. In addition, if FreeSeas expands its fleet, it will have to rely on Free Bulkers to recruit suitable additional seafarers and shoreside administrative and management personnel. FreeSeas cannot assure you that Free Bulkers will be able to continue to hire suitable additional employees as FreeSeas expands its fleet. If Free Bulkers’ unaffiliated crewing agent encounters business or financial difficulties, FreeSeas may not be able to adequately staff its vessels. If FreeSeas cannot upgrade its operational and financial systems effectively or recruit suitable additional employees, its performance may suffer and its ability to expand its business further will be restricted.

In the highly competitive international drybulk shipping industry, FreeSeas may not be able to compete for charters with new entrants or established companies with greater resources.
      FreeSeas employs its vessels in a highly competitive market that is capital intensive and highly fragmented. Competition arises primarily from other vessel owners, some of whom have substantially greater resources than FreeSeas. Competition for the transportation of drybulk cargoes can be intense and depends on price, location, size, age, condition and the acceptability of the vessel and its managers to the charterers. Due in part to the highly fragmented market, competitors with greater resources could operate larger fleets through consolidations or acquisitions that may be able to offer better prices and fleets.

FreeSeas may be unable to attract and retain key management personnel and other employees in the shipping industry, which may reduce the effectiveness of its management and lower its results of operations.
      FreeSeas’ success depends to a significant extent upon the abilities and efforts of its existing management team. The loss of any of these individuals could adversely affect FreeSeas’ business prospects and financial condition. FreeSeas’ success will depend upon its ability to hire additional employees and to retain key members of its management team. Difficulty in hiring and retaining personnel could adversely affect FreeSeas’ results of operations. FreeSeas does not intend to maintain “key man” life insurance on any of its officers.

Risks involved with operating ocean-going vessels could affect FreeSeas’ business and reputation, which may reduce its revenues.
      The operation of an ocean-going vessel carries inherent risks. These risks include the possibility of:

•	crew strikes and/or boycotts;

•	marine disaster;

•	piracy;

•	environmental accidents;

•	cargo and property losses or damage; and

•	business interruptions caused by mechanical failure, human error, war, terrorism, political action in various countries, labor strikes or adverse weather conditions.
      The involvement of any of its vessels in an environmental disaster may harm FreeSeas’ reputation as a safe and reliable vessel operator. Any of these circumstances or events could increase FreeSeas’ costs or lower its revenues.

FreeSeas’ vessels may suffer damage and it may face unexpected drydocking costs, which could reduce its cash flow and impair its financial condition.
      If FreeSeas’ vessels suffer damage, they may need to be repaired at a drydocking facility. The costs of drydock repairs are unpredictable and can be substantial. FreeSeas may have to pay drydocking costs that its insurance does not cover. The loss of earnings while these vessels are being repaired and reconditioned, as well as the actual cost of these repairs, would decrease its earnings.

Purchasing and operating previously owned, or secondhand, vessels may result in increased operating costs and vessels off-hire, which could adversely affect FreeSeas’ earnings.
      Although FreeSeas inspects prior to purchase the secondhand vessels that it acquires, this inspection does not provide FreeSeas with the same knowledge about their condition and cost of any required (or anticipated) repairs that it would have had if these vessels had been built for and operated exclusively by FreeSeas. Generally, FreeSeas does not receive the benefit of warranties on secondhand vessels.
      In general, the costs to maintain a vessel in good operating condition increase with the age of the vessel. Older vessels are typically less fuel efficient and more costly to maintain than more recently constructed vessels. Cargo insurance rates increase with the age of a vessel, making older vessels less desirable to charterers.
      Governmental regulations or safety or other equipment standards related to the age of vessels may require expenditures for alterations, or the addition of new equipment, to FreeSeas’ vessels and may restrict the type of activities in which the vessels may engage. FreeSeas cannot assure you that, as FreeSeas’ vessels age, market conditions will justify those expenditures or enable it to operate its vessels profitably during the remainder of their useful lives. If FreeSeas sells vessels, it is not certain that the price for which it sells them will equal their carrying amount at that time.

FreeSeas may not have adequate insurance to compensate it adequately for damage to, or loss of, its vessels.
      FreeSeas procures hull and machinery insurance, protection and indemnity insurance, which includes environmental damage and pollution insurance and war risk insurance for its fleet. FreeSeas does not maintain insurance against loss of hire, which covers business interruptions that result in the loss of use of a vessel. FreeSeas can give no assurance that it is adequately insured against all other risks. FreeSeas may not be able to obtain adequate insurance coverage for its fleet in the future. The insurers may not pay particular claims. FreeSeas’ insurance policies contain deductibles for which it will be responsible and limitations and exclusions which may increase its costs. Moreover, FreeSeas cannot assure that the insurers will not default on any claims they are required to pay. If FreeSeas’ insurance is not enough to cover claims that may arise, it may not be able to repair any damage to its vessels or replace any vessel that is lost or may have to use its own funds for those purposes, thereby reducing its funds available to implement its business strategy.

FreeSeas’ operations outside the United States of America expose it to global risks that may interfere with the operation of its vessels.
      FreeSeas is an international company and primarily conducts its operations outside the United States of America. Changing economic, political and governmental conditions in the countries where FreeSeas is engaged in business or where FreeSeas’ vessels are registered affect FreeSeas’ operations. In the past, political conflicts, particularly in the Arabian Gulf, resulted in attacks on vessels, mining of waterways and other efforts to disrupt shipping in the area. Acts of terrorism and piracy have also affected vessels trading in regions such as the South China Sea. The likelihood of future acts of terrorism may increase, and FreeSeas’ vessels may face higher risks of being attacked. In addition, future hostilities or other political instability in regions where FreeSeas’ vessels trade could have a material adverse effect on its trade patterns and adversely affect its revenues.

Because the Republic of the Marshall Islands, where FreeSeas is incorporated, does not have a well-developed body of corporate law, former Trinity stockholders may have more difficulty in protecting their interest in FreeSeas with regard to actions taken by FreeSeas’ Board of Directors.
      FreeSeas’ corporate affairs are governed by its Articles of Incorporation and By-laws and by the Marshall Islands Business Corporations Act (the “BCA”). The provisions of the BCA resemble provisions of the corporation laws of a number of states in the United States. However, there have been few judicial cases in the Republic of the Marshall Islands interpreting the BCA. The rights and fiduciary responsibilities of directors under the law of the Republic of the Marshall Islands are not as clearly established as the rights and fiduciary responsibilities of directors under statutes or judicial precedent in existence in certain United States jurisdictions. Shareholder rights may differ as well. While the BCA does specifically incorporate the non-statutory law, or judicial case law, of the State of Delaware and other states with substantially similar legislative provisions, public shareholders may have more difficulty in protecting their interests in the face of actions by the management, directors or controlling shareholders than would shareholders of a corporation incorporated in a United States of America jurisdiction.
FORWARD-LOOKING STATEMENTS
      This joint proxy statement/ prospectus contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. These forward-looking statements include information about possible or assumed future results of operations or the performance of the Surviving Corporation after the Merger, the expected completion and timing of the Merger and other information relating to the Merger. Words such as “expects,” “intends,” “plans,” “believes,” “anticipates,” “estimates,” and variations of such words and similar expressions are intended to identify the forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. These statements involve known and unknown risks and are based upon a number of assumptions and estimates which are inherently subject to significant uncertainties and contingencies, many of which are beyond our control. Actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include statements regarding:

•	the Surviving Corporation’s future operating or financial results;

•	future, pending or recent acquisitions, business strategy, areas of possible expansion, and expected capital spending or operating expenses; and

•	drybulk market trends, including charter rates and factors affecting vessel supply and demand.
      We undertake no obligation to publicly update or revise any forward-looking statements contained in this joint proxy statement/ prospectus, or the documents to which we refer you in this joint proxy statement/ prospectus, to reflect any change in our expectations with respect to such statements or any change in events, conditions or circumstances on which any statement is based.
UNAUDITED PRO FORMA BALANCE SHEET
      The following unaudited pro forma balance sheet presents the financial position of FreeSeas as of June 30, 2005, assuming the transaction had been completed as of June 30, 2005. The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the transaction and factually supportable and any additional transactions that may have occurred, the inclusion of which is deemed necessary for the fair presentation of this unaudited pro forma balance sheet.
      We are providing the following information to aid you in your analysis of the financial aspects of the transaction. We derived this information as of June 30, 2005 from the unaudited consolidated financial statements of FreeSeas and the unaudited financial statements of Trinity, each as of June 30, 2005, and for the six months then ended. The management of FreeSeas has provided all the information set forth herein regarding FreeSeas. Neither Trinity nor FreeSeas assumes any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read together with the FreeSeas audited consolidated financial statements for the period ended December 31, 2004, and related notes and the June 30, 2005 unaudited consolidated financial statements; and the Trinity audited financial statements for the period ended December 31, 2004, and related notes and the June 30, 2005 unaudited financial statements, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for each of FreeSeas and Trinity; and the other financial information included elsewhere in this joint proxy statement/ prospectus.
      The Unaudited Pro Forma Balance Sheet is for illustrative purposes only.
      In the proposed transaction, the current shareholders of Trinity receive one share and one warrant of FreeSeas for each share and warrant they presently own. Following consummation of the transaction, FreeSeas will continue as the Surviving Corporation and Trinity shall cease to exist. After giving effect to the transaction, the Trinity shareholders will own approximately 28.4% of FreeSeas.
      FreeSeas and Trinity plan to complete the transaction promptly after a Trinity special meeting, provided that:

•	Trinity Class B stockholders have adopted the Merger Agreement;

•	holders of less than 20% of the shares of Trinity Class B common stock issued in Trinity’s initial public offering vote against the merger proposal and demand redemption of their shares for cash; and

•	the other conditions specified in the Merger Agreement have been satisfied or waived.
      The transaction will be accounted for as an issuance of stock by FreeSeas for the net monetary assets of Trinity. The net monetary assets of Trinity will be recorded as of the acquisition date at their respective historical costs, which is considered to be the equivalent of fair value. No goodwill or intangible assets will be recorded as a result of the transaction.
      In June 2005, FreeSeas, through Adventure Four S.A., a newly formed wholly owned subsidiary, acquired a Handymax drybulk carrier that it renamed the M/V Free Fighter. The purchase price for the vessel was $11,025,000. FreeSeas financed $7,000,000 of the purchase price with an unaffiliated third-party lender. The individual beneficial owners of the FreeSeas shareholders loaned FreeSeas $4,216,500 to pay the $4,025,000 balance of the purchase price and for working capital. FreeSeas will repay the loan from the individual beneficial owners of the FreeSeas shareholders from the funds that become available to FreeSeas upon the consummation of the Merger. The accompanying Unaudited Pro Forma Balance Sheet includes the effect of the repayment of the shareholder loan.
      Separate pro forma information have been presented for the following circumstances: (1) that no holders of Trinity Class B common stock exercise their right to have their shares redeemed upon the consummation of the transaction, and (2) that holders of 19.99% of Trinity Class B common stock elect to have their shares redeemed upon the consummation of the transaction at the redemption value of $5.15 per share, based on the amount held in the Trinity trust fund, inclusive of interest income to date thereon, at June 30, 2005. The basis of presentation described in (2) results from the possibility that holders of up to a maximum of 19.99% of the holders of Trinity Class B common stock may elect to have their shares redeemed at the redemption value of approximately $5.15 per share, or a total of $1,537,817 as of June 30, 2005. Should holders of 20% or more of Trinity Class B common stock elect to have their shares redeemed, the transaction cannot be consummated.

FREESEAS INC. (FORMERLY KNOWN AS ADVENTURE HOLDINGS S.A.)
TRINITY PARTNERS ACQUISITION COMPANY INC.
UNAUDITED PRO FORMA BALANCE SHEET
AS OF JUNE 30, 2005

						Additional Pro
			Pro Forma			Forma Adjustments		FreeSeas
			Adjustments		FreeSeas	(with 19.99%		(with 19.99% Trinity
			(with No Stock		(with No Stock	Trinity Class B		Class B Stock
	FreeSeas	Trinity	Redemption)		Redemption)	Stock Redemption)		Redemption)

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$260,000	$409,295	$6,392,921	(b)
			(4,216,500	)(f)	$2,845,716	$(1,537,817	)(e)	$1,307,899
Restricted investment	—	7,692,921	(7,692,921	)(b)	—			—
Trade receivables, net	175,000	—			175,000			175,000
Other receivables	172,000	—			172,000			172,000
Inventories	279,000	—			279,000			279,000
Due from related party	185,000	—			185,000			185,000
Other asset	50,000	—	(50,000	)(b)	—			—

Total current assets	1,121,000	8,102,216			3,656,716			2,118,899

Fixed assets, net	26,084,000	—			26,084,000			26,084,000
Deferred charges, net	752,000	—			752,000			752,000

Total assets	$27,957,000	$8,102,216			$30,492,716			$28,954,899

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$1,092,000	$374,938	$(176,471	)(b)	$1,290,467			$1,290,467
Unearned revenue	104,000	—			104,000			104,000
Due to related party	56,000	—			56,000			56,000
Long-term debt, current portion	6,900,000	—			6,900,000			6,900,000
Shareholders’ advance and loan, current portion	4,716,000	—	(4,216,500	)(f)	499,500			499,500

Total current liabilities	12,868,000	374,938			8,849,967			8,849,967

Long-term debt, net of current portion	8,550,000	—	200,000	(b)	8,750,000			8,750,000
Shareholders’ loan, net of current portion	2,617,000	—			2,617,000			2,617,000

Total liabilities	24,035,000	374,938			20,216,967			20,216,967

Common Stock, subject to possible redemption for cash, 298,851 shares at redemption value	—	1,537,817	(1,537,817	)(c)	—			—

Commitments and contingencies

STOCKHOLDERS’ EQUITY
Preferred stock	—	—			—			—
Common stock	5,000	29	259	(a)
			8	(b)
			1,196	(d)
			299	(c)	6,791	(299	)(e)	6,492
Common stock, Class B	—	120	(120	)(d)	—	—		—
Additional paid-in capital	2,913,000	6,584,437	1,537,518	(c)		(1,537,518	)(e)
			(1,076	)(d)
			(395,384	)(a)
			(1,373,537	)(b)	9,264,958			7,727,440
Retained earnings/(accumulated deficit)	1,004,000	(394,983)	394,983	(a)	1,004,000			1,004,000
Accumulated other comprehensive loss	—	(142)	142	(a)	—			—

Total stockholders’ equity	3,922,000	6,189,461			10,275,749			8,737,932

Total liabilities and stockholders’ equity	$27,957,000	$8,102,216			$30,492,716			$28,954,899

See Notes to Unaudited Pro Forma Balance Sheet

FREESEAS INC. (FORMERLY KNOWN AS ADVENTURE HOLDINGS S.A.)
TRINITY PARTNERS ACQUISITION COMPANY INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2005
      The pro forma balance sheet reflects the issuance of stock by FreeSeas in exchange for the net monetary assets of Trinity, assuming that the Merger had been completed as of June 30, 2005. The historical balance sheets used in the preparation of the unaudited pro forma financial information have been derived from FreeSeas’ and Trinity’s unaudited financial statements as of June 30, 2005.
      Separate columns in the pro forma balance sheet have been presented for the following circumstances: (1) that no Trinity Class B stockholders exercise their right to have their shares redeemed upon the consummation of the Merger, and (2) that holders of 19.99% of Trinity Class B common stock elect to have their shares redeemed upon the consummation of the Merger at the redemption value of $5.15 per share, based on the amount held in the Trinity trust fund, inclusive of interest income to date thereon, at June 30, 2005.
      Descriptions of the adjustments included in the unaudited pro forma balance sheet are as follows:

(a) Reflects the transaction through the elimination of Trinity’s accumulated deficit and accumulated other comprehensive loss and the issuance of FreeSeas common stock for Trinity common stock, including reflecting Trinity’s common stock in conformity with FreeSeas common stock par value of $.001 per share.

(b) Reflects the release of Trinity’s restricted cash held in trust as a result of the Merger, net of estimated direct transaction costs of FreeSeas and Trinity charged to additional paid-in capital. FreeSeas’ and Trinity’s estimated transaction costs consist primarily of legal, accounting, financial advisory, transfer and exchange agent, and printing costs directly related to the transaction. In addition to a cash fee, Trinity’s financial advisor will receive 7,500 shares of common stock and five-year warrants to purchase 15,000 shares of common stock at $5.00 per share at the closing of the transaction for assisting Trinity in structuring and negotiating the terms of the transaction. Approximately $400,000 of FreeSeas’ transaction costs are not being paid at closing and are included in accounts payable and accrued expenses and long term debt.

(c) Reflects the reclassification of the redemption value of the Trinity Class B common stock to stockholders’ equity assuming no stock redemption, including reflecting Trinity’s common stock in conformity with FreeSeas common stock par value of $.001 per share.

(d) Reflects the conversion of outstanding Trinity Class B common stock into FreeSeas common stock, including reflecting Trinity’s common stock in conformity with FreeSeas common stock par value of $.001 per share.

(e) Reflects the redemption of 19.99% of Trinity Class B common stock, or 298,851 shares, at the June 30, 2005 redemption value of $5.15 per share. The number of shares assumed redeemed is based on 19.99% of the total shares of Trinity Class B common stock outstanding prior to the Merger of 1,495,000 and represents the maximum number of shares that may be elected to be redeemed without precluding the consummation of the transaction.

(f) Reflects the repayment of the $4,216,500 shareholder loan received by FreeSeas in June 2005 in connection with the acquisition of a new vessel through a wholly owned subsidiary. Trinity and FreeSeas have agreed that this loan will be repaid to the FreeSeas shareholders from the funds that become available upon the consummation of the Merger.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS INFORMATION
      The following unaudited proforma consolidated statement of operations information presents the financial results of FreeSeas for the period from April 23, 2004 (inception) to December 31, 2004 and the six months ended June 30, 2005, assuming FreeSeas’ employment agreements were in effect as of April 23, 2004.
      Upon completion of the Merger, FreeSeas will enter into employment agreements with George D. Gourdomichalis, its Chairman and President, Ion G. Varouxakis, its Chief Executive Officer and Secretary, and Efsthathios D. Gourdomichalis, its Chief Financial Officer and Treasurer. Under the agreements, each officer’s annual base salary will be $150,000, which is subject to increase as may be approved by FreeSeas’ Board of Directors. Each officer is also entitled to receive performance or merit bonuses as determined from time to time by FreeSeas’ Board or a committee of the Board and to reimbursement of expenses and other employee benefits as may be implemented. Although the bonuses and other employment benefits cannot be estimated, if the employment agreements had been in effect as of April 23, 2004, total base salary for the periods ending December 31, 2004 and June 30, 2005, would be $311,000 and $223,000, respectively, on a pro forma basis. As such, the pro forma net income for the corresponding periods would be $159,000 and $311,000, respectively, and pro forma earnings per share for the corresponding periods would be $0.03 per share and $0.05 per share, respectively, assuming both maximum approval and minimum approval by the Trinity Class B Stockholders. The pro forma earnings per share amounts exclude the potentially dilutive effect on FreeSeas net income of 3,857,500 warrants to purchase shares of common stock, 750,000 options to purchase shares of common stock and the 12,500 Series A Units and 65,000 Series B Units underlying the underwriter purchase option, which will be outstanding after the transaction. During the periods presented, FreeSeas did not have any securities traded in a public market. The average market price of Trinity’s common stock during the periods presented was below the exercise price of all potentially dilutive securities and, accordingly, all potentially dilutive securities would have been anti-dilutive.
FreeSeas Unaudited Pro Forma Consolidated Statement of Operations Information:

	Period Ended		Six Months Ended
	December 31, 2004		June 30, 2005

Historical net income	$470,000		$534,000
Adjustments(a)	(311,000)		(223,000)

Pro forma net income	$159,000		$311,000

Historical basic and diluted net income per share	$0.10		$0.12

Pro forma basic and diluted net income per share	$0.04		$0.07

Historical basic and diluted weighted average number shares outstanding	4,500,000		4,500,000

Pro forma basic net income per share assuming maximum approval of the transaction by Trinity Class B stockholders	$0.03		$0.05

Pro forma basic weighted average number of shares outstanding assuming maximum approval of the transaction by Trinity Class B stockholders	6,282,600	(b)	6,282,600	(b)

Pro forma basic net income per share assuming 19.99% Class B common stock redemption by Trinity Class B stockholders	$0.03		$0.05

Pro forma basic weighted average number of shares outstanding assuming 19.99% Class B common stock redemption by Trinity Class B stockholders	5,983,749	(c)	5,983,749	(c)

(a)	Reflects the adjustment to operating expense in the respective periods assuming that FreeSeas’ employment agreements were in effect as of April 23, 2004.

(b)	Reflects the dilutive effect on net income of the FreeSeas common stock that will be issued in exchange for Trinity common and Class B common stock assuming maximum approval of the transaction by Trinity Class B stockholders, and excludes the potentially dilutive effect warrants and options which will be outstanding after the transaction.

FreeSeas historical	4,500,000	4,500,000
Common stock issued assuming maximum approval	1,782,600	1,782,600

	6,282,600	6,282,600

(c)	Reflects the dilutive effect on net income of the FreeSeas common stock that will be issued in exchange for Trinity common and Class B common stock assuming 19.99% Class B common stock redemption by Trinity Class B stockholders, and excludes the potentially dilutive effect warrants and options which will be outstanding after the transaction.

FreeSeas historical	4,500,000	4,500,000
Common stock issued with 19.99% Trinity Class B common stock redemption	1,483,749	1,483,749

	5,983,749	5,983,749
      The pro forma adjustment related to compensation is for illustrative purposes only and is not indicative of all incremental expenses that FreeSeas will incur after completion of the Merger. Accordingly, you should not rely on the pro forma consolidated statements of operations information as being indicative of the future results of operations of FreeSeas, the surviving company, after completion of the Merger.
      We are providing the following information to aid you in your analysis of the financial aspects of the Merger. We derived this information for the period ending December 31, 2004 and June 30, 2005 from the consolidated financial statements of FreeSeas. The management of FreeSeas has provided all the information set forth herein regarding FreeSeas. This information should be read together with the FreeSeas audited consolidated financial statements for the period ended December 31, 2004, and related notes and second quarter 2005 unaudited consolidated financial statements. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for FreeSeas and the other financial information included elsewhere in this joint proxy statement/prospectus.

THE TRINITY SPECIAL MEETING
Time, Place and Purpose of the Special Meeting
      This joint proxy statement/ prospectus is being furnished to Trinity stockholders as part of the solicitation of proxies by Trinity’s Board of Directors for use at the special meeting of Trinity Class B stockholders to be held at the offices of Seward & Kissel LLP, One Battery Park Plaza, 20th Floor, New York, New York 10004 on Thursday, December 15, 2005, at 10:00 A.M. The purpose of the special meeting is for Trinity Class B stockholders to consider and vote upon a proposal to approve the Merger Agreement. Trinity cannot complete the Merger unless (1) the holders of a majority of the issued and outstanding shares of Trinity Class B common stock present in person or by proxy at a special meeting approve the Merger Agreement, (2) Trinity Class B stockholders owning less than 20% of the Class B shares exercise their redemption rights, (3) the aggregate payments to be made to Trinity Class B stockholders exercising their redemption rights do not cause Trinity to have less than $7,000,000 in cash and cash equivalents at the time of the consummation of the Merger, and (4) not more than 2% of all outstanding shares of Trinity common stock and Trinity Class B common stock, collectively, have given timely notice of their intention to exercise their statutory appraisal rights. A copy of the Merger Agreement, as amended, is attached as Appendix A to this joint proxy statement/ prospectus. This joint proxy statement/ prospectus and the enclosed form of proxy are first being mailed to Trinity stockholders on or about November 10, 2005.
Record Date and Voting
      The holders of record of shares of Trinity Class B common stock as of the close of business on the record date, which was November 10, 2005, are entitled to receive notice of, and to vote at, the special meeting. On the record date, there were 1,495,000 shares of Trinity Class B common stock outstanding.
      The holders of a majority of the shares of Trinity Class B common stock that were outstanding on the record date, represented in person or by proxy, will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. Abstentions and properly executed broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum. “Broker non-votes” result when the beneficial owners of shares of Trinity Class B common stock do not provide specific voting instructions to their brokers. Brokers are precluded from exercising their voting discretion with respect to the approval of non-routine matters such as the proposed merger, and, thus, absent specific instructions from the beneficial owner of those shares, brokers are not empowered to vote the shares with respect to the approval of such matters. There are important differences between the rights of Trinity Class B stockholders and Trinity common stockholders with respect to the Merger. We refer you to “Comparison of Trinity Class B Stockholder and Trinity Common Stockholder Rights.”
Required Vote
      Each share of Trinity Class B common stock that was outstanding on the record date entitles the holder to one vote at the special meeting. Completion of the Merger requires the approval of the Merger Agreement by holders of a majority of the issued and outstanding shares of Trinity Class B common stock entitled to vote at the special meeting. Because the vote is based on the number of shares of Trinity Class B common stock outstanding rather than on the number of votes cast, failure to vote your shares (including as a result of broker non-votes), and votes to abstain, are effectively votes “against” the Merger. You may vote your shares of Trinity Class B common stock by completing and returning the enclosed proxy card by mail or by appearing and voting in person by ballot at the special meeting.
      Regardless of whether you plan to attend the special meeting, you should vote your shares by proxy as described above as soon as possible.
      If you hold your shares through a bank, brokerage firm or nominee, you must vote in accordance with the instructions on the voting instruction card that your bank, brokerage firm or nominee provides to you. You should instruct your bank, brokerage firm or nominee as to how to vote your shares, following the directions contained in such voting instruction card. There are important differences between the rights of Trinity Class B stockholders and Trinity common stockholders with respect to the Merger. We refer you to “Comparison of Trinity Class B Stockholder and Trinity Common Stockholder Rights.”
Proxies; Revocation
      If you vote your shares of Trinity Class B common stock by signing a proxy, your shares will be voted at the special meeting as you indicate on your proxy card. If no instructions are indicated on your signed proxy card, your shares will be voted “FOR” the approval of the Merger Agreement.
      You may revoke your proxy at any time before your proxy is voted at the special meeting. A proxy may be revoked prior to the vote at the special meeting in any of three ways:

•	by executing and returning a proxy card dated later than the previous one to Trinity at 245 Fifth Avenue, Suite 1600, New York, New York 10016, Attention: Corporate Secretary;

•	by attending the special meeting in person and casting your vote by ballot; or

•	by submitting a written revocation to Trinity at 245 Fifth Avenue, Suite 1600, New York, New York 10016, Attention: Corporate Secretary.
      Attendance at the special meeting will not, in itself, constitute revocation of a previously granted proxy. If you do not hold your shares of Trinity Class B common stock in your own name, you may revoke or change a previously given proxy by following the instructions provided by the bank, brokerage firm, nominee or other party that is the registered owner of the shares.
      Trinity does not expect that any matter other than the proposal to approve the Merger Agreement will be brought before the special meeting. If, however, such a matter is properly presented at the special meeting or any adjournment or postponement of the special meeting, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies in accordance with their discretion and judgment.
      Trinity will pay the cost of soliciting proxies for the special meeting. In addition to soliciting proxies by mail, Trinity’s directors and executive officers may solicit proxies personally and by telephone, facsimile or other electronic means of communication. These persons will not receive additional or special compensation for such solicitation services. Trinity will, upon request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.
Adjournments and Postponements
      Although not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. If a quorum is present at the special meeting, any adjournment or postponement may be made without notice by approval of the holders of a majority of the outstanding shares of Trinity Class B common stock present in person or represented by proxy at the special meeting. Any signed proxies received by Trinity will be voted in favor of an adjournment or postponement in these circumstances. If a quorum is not present at the special meeting, any adjournment or postponement may be made by sending a copy of the notice of the adjourned or postponed meeting to each Trinity Class B stockholder by mail, facsimile or other electronic means of communication. In the event the meeting is adjourned, Trinity’s Board of Directors may fix a new record date for the adjourned meeting; in which case, a notice of the adjourned meeting will be given to each Trinity Class B stockholder of record on the new record date. If you transfer your shares of Trinity Class B common stock prior to such new record date then you may not be entitled to vote on the Merger. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Trinity Class B stockholders who have already sent in their proxies to revoke them at any time before they are voted at the special meeting.

BACKGROUND AND REASONS FOR THE MERGER
Background of the Merger
      Trinity was formed to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other similar business combination with an operating business. Trinity’s business objective has been to seek to effect a business combination with an acquired business.
      Following the consummation of Trinity’s initial public offering of its equity securities, which was effective July 29, 2004 (closed on August 4, 2004), and from which it received net proceeds of approximately $8.1 million, Trinity’s executive officers commenced an active search for a prospective acquired business. Approximately 90% of the net proceeds of the offering were placed in escrow to be released upon consummation of a business combination.
      Messrs. Scibelli and Burstein believed, based upon their prior experience, that through their contacts Trinity would be solicited by various persons to consider a transaction with their respective clients. During the period preceding the initial contact by Mr. Robinson on behalf of FreeSeas in November 2004, Messrs. Scibelli and Burstein continued to evaluate certain target companies as described below.
      Excluding FreeSeas, during the period from July 29, 2004 through November 2004, Trinity’s executive officers evaluated other prospective acquired businesses in diverse industries. Exploratory discussions were held with respect to effecting a business combination with three of such prospective companies as described herein. Trinity did not agree to substantive terms of a business combination, or enter into a letter of intent, with any of these companies.
      In evaluating each prospective acquired business, Trinity’s executive officers considered all or a majority of the following factors:

•	Financial condition and results of operations;

•	Costs associated with effecting the business combination;

•	Equity interest in and opportunity for control of the prospective acquired business;

•	Growth potential of the prospective acquired business and the industry in which it operates;

•	Experience and skill of management and availability of additional necessary personnel of the prospective acquired business;

•	Capital requirements of the prospective acquired business;

•	Competitive position of the prospective acquired business;

•	Stage of development of the product, process or service of the prospective acquired business;

•	Degree of current or potential market acceptance of the product, process or service of the prospective acquired business;

•	Proprietary features and degree of intellectual property or other protection of the product, process or service of the prospective acquired business; and

•	Regulatory environment of the industry in which the prospective acquired business operates.
      Of the transactions referred to herein, a motor scooter company was first introduced to Trinity in September 2004 by a person Mr. Scibelli knew from prior transactions. Messrs. Scibelli and Burstein were interested in the motor scooter company for the following reasons: the potential to reduce transportation costs for consumers at a time when gas prices were rising; potential contracts with mass market retail chains for distribution of the scooters; and the business experience of certain principals involved with the target company.
      After reviewing the materials and after conversations with certain principals of the target company, Messrs. Scibelli and Burstein traveled to Las Vegas, Nevada between October 6-8 to attend a trade show where the target company was exhibiting its motor scooters. In Las Vegas, Messrs. Scibelli and Burstein met with management, reviewed projections and discussed the target company’s strategy to penetrate the mass market and for the production of its motor scooters overseas (principally in China). Upon returning from Las Vegas, Messrs. Scibelli and Burstein requested updated financials and other information from the target company. After encountering difficulties in obtaining the requested information, Messrs. Scibelli and Burstein became concerned about the adequacy of the financial information and the lack of financial infrastructure and concluded that the risks of proceeding without the appropriate financial infrastructure were too substantial to proceed with further discussions.
      A second transaction that Trinity explored was the potential purchase of a chain of fitness clubs located in the Mid-Atlantic region. Mr. Burstein was approached by a private equity firm regarding this potential transaction. The principal that contacted Mr. Burstein had previously met Mr. Burstein in connection with another transaction completed in March 1995. Mr. Burstein was supplied with an offering memorandum and materials on the fitness industry. Mr. Burstein also executed a confidentiality agreement on behalf of Trinity. After reviewing the materials, Mr. Burstein met with the principal of the private equity fund in New York City on November 17, 2004 to review the information and the potential for a transaction. After the meeting in New York City, Messrs. Scibelli and Burstein reviewed the opportunity and concluded that the proposed structure with Trinity supplying a limited portion of the capital required to consummate the transaction at the valuation proposed by the private equity firm would not offer its shareholders the potential upside they deemed satisfactory. There were also other issues relating to competition that Messrs. Scibelli and Burstein believed might adversely impact the overall potential for the target company. Although Trinity still believed it might warrant further investigation, the private equity fund within a week after the November 17 meeting, advised Mr. Burstein that although the ability to create liquidity through a reverse merger would be very attractive, the amount of money in the company after expenses and the time to complete the transaction made the potential transaction not worth pursuing.
      The third transaction explored by Trinity involved the potential acquisition of a roof supply company located in California. This target was introduced to Mr. Burstein by a principal of a buyout firm located in the Midwest. Mr. Burstein had known this individual for more than five years. Mr. Burstein had never completed a transaction with this firm although over this five year period of time, Mr. Burstein and the principal met both in the Midwest and New York City to discuss various business deals. The principal introduced this proposed transaction to Mr. Burstein in October 2004 and throughout the latter part of October and into the middle of November, the buyout firm supplied Mr. Burstein with a series of financial models and projections for the target business. Mr. Burstein was advised that there were several contingencies to completing the transaction including, most importantly, the buyout firm arriving at a final agreed upon price with the sellers. Messrs. Scibelli and Burstein concluded that there was too much uncertainty that they would be able to complete a transaction. In addition, they believed at the time that if interest rates were to move higher, one of the first markets to be impacted would be the California housing market where the company’s operations were concentrated. In their opinion, this could potentially adversely impact the company’s operations and, therefore, they elected not to proceed with further discussions relating to a possible transaction.
      In addition to these three potential target companies, Messrs. Scibelli and Burstein also explored the possibility of acquiring several other companies including several meetings with an Internet printing company and wireless communication company.

      All of the prospective acquired businesses, other than FreeSeas, that were accorded serious consideration by Trinity’s executive officers were rejected prior to executing a letter of intent or reaching an agreement in principle for a business combination. The primary reasons for rejection were as follows:

Nature of Business	Unsatisfied Acquisition Criteria

Health Care (fitness centers)	Uncertainty whether satisfactory terms could be negotiated with owners giving Trinity sufficient equity interest in view of the amount of capital to be made available to owners; limited barriers to entry; and very intense competitive environment
Home Building (supplier of services to home builders)	Concern that home building industry would experience deceleration due to higher interest rates; and significant dependence on certain regional housing markets, such as California, creating additional potential exposure to a decline in the housing market
Leisure Industry (motor scooter company)	Inability to obtain adequate financial data and projections to assess future manufacturing overseas might have required more capital than available; and lack of sufficient infrastructure to ensure execution of business plan
      In late October 2004, Mr. Robinson, as part of his business development activities generally, called James Apostolakis, a principal of Poseidon Capital Corp. (“Poseidon”), whom he had known previously and who was actively involved in advising shipping company clients on the U.S. markets. At this time, the shipping industry was actively being discussed in the financial media because of the boom in worldwide commerce and the resulting effect on shipping rates and the revenues generated by shipping companies. Mr. Robinson called with the idea of generating business for his law firm, which had previously represented cruise ship companies. Mr. Robinson and Mr. Apostolakis discussed the level of shipping transactions in the public and private markets. During the conversation, Mr. Robinson asked whether shipping companies represented by Poseidon might be interested in accessing the U.S. public markets through mergers with existing public companies. Mr. Apostolakis indicated that his company, Poseidon, had several shipping company clients in Greece that might be interested and he asked Mr. Robinson to determine whether such a transaction would be of interest. After the Trinity initial public offering had been completed, Mr. Robinson had become aware through conversations with colleagues that Lawrence Burstein and James Scibelli were principals of Trinity and that they were actively seeking acquisition candidates. In late October 2004, Mr. Robinson contacted Messrs. Burstein and Scibelli to ascertain whether Trinity would have an interest in considering a business combination with a drybulk shipping company located overseas. Prior to receiving the phone call from Mr. Robinson, neither Mr. Burstein nor Mr. Scibelli had any previous conversations, contacts, understandings or arrangements with counsel, Poseidon, the principals of FreeSeas, or any persons affiliated with FreeSeas with respect to any transaction involving Trinity and FreeSeas. Mr. Burstein and Mr. Scibelli felt that macro-economic conditions appeared favorable for the global movement of dry commodities (i.e., steel, iron, agricultural goods, lumber) and that an investment in shipping potentially offered Trinity’s stockholders an opportunity to participate in the projected growth of global trade and the attendant rise in commodity prices.
      Mr. Burstein and Mr. Scibelli after the initial conversation concluded that the potential shipping transaction was sufficiently interesting to warrant a meeting. They arranged to meet with the FreeSeas’ principals, Poseidon and Mr. Robinson on November 5, 2004 in New York to further discuss the possibility of a business combination with FreeSeas. Contemporaneously, Mr. Burstein and Mr. Scibelli were provided with preliminary financial data and information about the principals of FreeSeas by Poseidon. Subsequent to the November 5th meeting, Mr. Burstein and Mr. Scibelli consulted with the other Trinity directors and it was decided that Mr. Burstein and Mr. Scibelli should proceed with further discussions. The next meeting was on November 18, 2004 and was attended by the same parties to the meeting on November 5, 2004. Poseidon, to whom FreeSeas has agreed to pay fees in connection with the Merger and certain financial advisory services as described in “Background and Reasons for the Merger — Recommendations of the Boards of Directors and Reasons for the Merger — FreeSeas,” served as financial advisor to FreeSeas. Mr. Robinson and his law firm became counsel to FreeSeas in November 2004, when FreeSeas determined to proceed with the transaction. Prior to November 2004, Mr. Robinson had no communication with the principals of FreeSeas.
      At this meeting, Mr. Burstein and Mr. Scibelli explored with counsel and Poseidon the potential structure of the transaction and, in particular, issues relating to valuation of FreeSeas, employment terms for the principals of FreeSeas and issues relating to corporate governance. They also reviewed additional financial information supplied by Poseidon.
      After that meeting it was agreed that the principals of FreeSeas, its counsel and Poseidon, and Mr. Burstein and Mr. Scibelli would meet on November 22, 2004 and November 23, 2004 in New York to determine whether the parties could negotiate a transaction. After this meeting, discussions continued about the transaction and terms. On December 6, 2004 Mr. Burstein and Mr. Scibelli met with Poseidon to review the financial information that had been provided, general macro-economic conditions in the drybulk shipping market and the interest in the capital markets for drybulk shipping companies. Subsequent to this meeting on December 6, 2004, and throughout the remainder of December 2004, the parties exchanged proposals as to the amount of consideration that Trinity would be prepared to pay in order to consummate the business combination.
      Trinity’s Board of Directors decided to proceed based upon its belief from available public information and review of specialized periodicals devoted to reporting on the shipping industry that the world economy, especially China and India, would continue to experience rapid growth, that this growth would fuel a rise in the prices for raw commodities and accordingly increase demand for shipping capacity, thereby resulting in higher freight rates. Trinity’s Board also concluded that the capital that would become available to FreeSeas after the consummation of the business combination would enable it to acquire additional drybulk cargo ships, which would provide the potential for significant growth. Trinity’s Board also felt that the principals of FreeSeas had the requisite experience and contacts within the shipping industry to expand the shipping operations of FreeSeas.
      In January 2005, counsel for Trinity began preparing a draft of a letter of intent setting forth the economic terms of the proposed transaction. On January 18, 2005 the parties executed the letter of intent. Subsequent to the execution of the letter of intent, the parties (with their respective financial advisors) continued to negotiate the structure of the transaction as to which entity (and its jurisdiction of incorporation) would survive upon the consummation of the business combination.
      While these negotiations were continuing, Messrs. Burstein and Scibelli traveled to Greece (the offices of FreeSeas) on February 23, 2005 to finalize the terms of the Merger Agreement and to meet with the personnel of FreeSeas. Upon Messrs. Burstein and Scibelli’s return, counsel for Trinity prepared and circulated drafts of the proposed merger agreement, which were commented upon, revised and recirculated on several occasions during March 2005. On the morning of March 24, 2005 the Board of Directors of Trinity approved the Merger Agreement. On March 24, 2005, the Board of Directors of FreeSeas also approved the Merger Agreement. Late in the afternoon on March 24, 2005 at a meeting with Mr. Burstein and Mr. Scibelli and the principals of FreeSeas present, the parties executed the Merger Agreement.
      With respect to all of the potential transactions explored by Messrs. Scibelli and Burstein, including the Merger with FreeSeas, neither Messrs. Scibelli nor Burstein at any time prior to Trinity’s initial public offering, had any conversations, attended any meetings or had any preexisting arrangements with any persons or companies related to potential acquisition targets for Trinity. In addition, FreeSeas was not established with the intention of combining with a publicly reporting blank check company.

Recommendations of the Boards of Directors and Reasons for the Merger
      Trinity. Trinity’s Board of Directors, after reviewing the acquisition criteria set forth herein, concluded that a business combination with FreeSeas was a better alternative than a business combination with any of the other companies that had been evaluated by it as possible candidates for a business combination. In considering whether or not to approve the Merger, Trinity’s Board concluded that FreeSeas satisfied the most significant acquisition criteria, excluding the opportunity for Trinity to acquire operating control of FreeSeas. FreeSeas’ management was unwilling to relinquish such control but Trinity lacked expertise in the drybulk shipping industry. Therefore, Trinity’s Board of Directors discounted the importance of Trinity’s acquisition of operating control of FreeSeas.
      After careful consideration and after consultation with its financial and legal advisors, Trinity’s Board of Directors unanimously determined that the Merger is in the best interest of Trinity and its stockholders. In reaching its determination, Trinity’s Board of Directors considered a number of factors, including the following:

•	there has been strong raw materials demand in recent years by developing countries, particularly China and India, that has resulted in robust growth for drybulk shipping as well as increased freight rates, attributable in part to industrywide capacity constraints. As a result, the drybulk shipping sector has been attracting growing investor interest, with a number of drybulk and other seaborne shipping companies recently completing or planning public financings in the United States of America and other financial markets;

•	FreeSeas has an experienced, highly regarded management team, which Trinity’s Board believes is well suited to pursue a strategy of acquiring and operating drybulk vessels;

•	the opportunity to leverage Trinity’s capital to obtain debt financing to expand FreeSeas’ fleet in an effort to increase FreeSeas’ operating results;

•	the fact that the Merger was the result of a comprehensive review conducted by Trinity’s Board (with the assistance of its financial and legal advisors) of the strategic alternatives available to Trinity; and

•	the fact that the merger should constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).
      Trinity’s Board of Directors also considered potential risks relating to the Merger, including the following:

•	the fact that FreeSeas is a recently formed foreign corporation with a limited operating history and that Trinity’s stockholders will have minority ownership in FreeSeas following consummation of the merger;

•	a macroeconomic slowdown, particularly in China or India, which would reduce the demand for shipping capacity, thereby resulting in reduced shipping rates;

•	the risks and costs to Trinity if the Merger is not completed, including the need to locate another suitable business combination or arrangement; and

•	the restrictions on the conduct of Trinity’s business prior to completion of the Merger, which may delay or prevent Trinity from exploiting business opportunities that may arise pending completion of the Merger.
      The foregoing discussion of the information and factors considered by Trinity’s Board of Directors is not intended to be exhaustive, but includes the material factors considered by it. In view of the variety of factors considered in connection with its evaluation of the Merger, Trinity’s Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given differing weights to different factors. After weighing all of the different factors, Trinity’s Board of Directors unanimously determined to recommend that Trinity stockholders vote “FOR” the approval of the Merger Agreement at the special meeting.
      No consideration was given by Trinity’s Board to securing an opinion of an independent investment banker or other financial advisor to the effect that the Merger would be fair, from a financial point of view, to Trinity stockholders in view of the fact that the Trinity Board does not believe that the terms of the Merger give rise to any inherent conflict of interest between Trinity’s executive officers, directors and principal stockholders and non-affiliated stockholders. In this regard, Trinity’s Board took note of the fact that its current executive officers, directors and principal stockholders will receive no benefit from the Merger that would not otherwise be available to the Trinity stockholders as a whole. In addition, Trinity’s Board took note of the fact that no executive officers, directors or principal stockholders are to become salaried employees of FreeSeas subsequent to the consummation of the Merger and that the Merger could be effected only if approved by a vote of the majority in interest of all of Trinity’s non-affiliated stockholders.
      FreeSeas. The FreeSeas Board of Directors has determined that the Merger is in the best interests of FreeSeas and its shareholders. Both the FreeSeas Board and its shareholders have unanimously approved the Merger Agreement and the transactions contemplated thereby.
      In reaching its determination, FreeSeas’ Board of Directors considered a number of factors, including the following:

•	the Merger would afford FreeSeas access to not less than $7,000,000 as a result of the merger, with the possibility to raise approximately an additional $18,000,000 through the exercise of the FreeSeas warrants issued to replace the Trinity warrants that would be used by FreeSeas for working capital and acquisition of additional vessels;

•	publicly traded securities would afford FreeSeas’ management, after the consummation of the transaction, the opportunity to utilize FreeSeas’ authorized but unissued securities to attempt to acquire other compatible businesses; and

•	this transaction substantially reduces the uncertainty attendant to FreeSeas’ own public offering of securities as compared to an underwritten initial public offering, and the possibility that any such offering might not be successfully consummated in view of then prevailing market conditions.
      FreeSeas’ Board of Directors also considered potential risks relating to the Merger, including the following:

•	the FreeSeas warrants issued to replace the Trinity warrants may not be exercised and therefore FreeSeas would not have access to approximately $18,000,000 from the exercise of the Trinity warrants, which could adversely affect FreeSeas’ business plan and growth strategy;

•	factors beyond FreeSeas’ control, such as industry economic conditions, general economic conditions, terrorism or war, could have an adverse effect upon the market price of FreeSeas’ common stock after the Merger;

•	the additional significant expense and responsibility of being a U.S. public company, including Sarbanes-Oxley Act compliance, corporate governance issues, SEC reporting requirements, and stock exchange listing requirements;

•	the necessity of ongoing direct communication with the investment community, which is time consuming and may detract from executive time that would otherwise be devoted to business operations; and

•	the risk that the Trinity Class B stockholders may not approve the Merger and FreeSeas would have incurred significant legal, accounting and other expenses in connection the proposed transaction.

      After a complete review and analysis of the foregoing and other risks, FreeSeas’ Board of Directors unanimously concluded that the benefits of the Merger outweighed the risks involved.
      FreeSeas’ Board of Directors considered the possibility of other alternatives, such as an institutional private placement or an underwritten public offering, before entering into this transaction, but FreeSeas’ management concluded that Trinity’s funds would provide it with the best opportunity on a short term basis to accelerate its growth through the purchase of additional vessels. The FreeSeas Board felt the most significant impediment to securing additional financing was its limited operating history and the need for additional equity to support other financing, despite the fact that the principals of FreeSeas had significant experience.
      The FreeSeas Board consulted with Poseidon, which has provided financial advisory services to the maritime industry since 1998, in its evaluation of the various factors regarding the proposed transaction and the foregoing determination to proceed with the proposed transaction. FreeSeas and Poseidon entered into an agreement, which was originally dated December 10, 2004 and was amended and restated on May 3, 2005, pursuant to which Poseidon agreed to seek to arrange a merger with Trinity on behalf of FreeSeas, and to attend meetings with FreeSeas and/or Trinity in connection with the Merger and to provide advice and consultation to FreeSeas relating to valuation, structure and other issues in connection with the transaction. As compensation for such services, FreeSeas agreed to pay Poseidon an aggregate of $600,000, payable $200,000 upon consummation of the Merger and $400,000 in 20 equal monthly installments beginning on consummation of the Merger. In addition, Poseidon agreed for a period of one year after the consummation of the Merger to render services and advice to FreeSeas relating to management, strategic planning, and additional debt or equity financings in the United States of America or overseas markets. As compensation for such services, FreeSeas agreed to pay Poseidon up to $400,000 at a rate equal to 5% of each $1,000,000 received by FreeSeas from the exercise of the FreeSeas warrants issued in connection with the Merger, as and when received by FreeSeas. The agreement also provides that Poseidon will not directly or indirectly participate in any warrant exercise solicitation that FreeSeas may do.
Interests of Certain Persons in the Merger
      As contemplated by the Merger Agreement, each officer and member of Trinity’s Board will resign immediately prior to the effective time of the Merger. Mr. Burstein will, for a period of one year from the effective date of the Merger, serve as an observer to the FreeSeas Board. Immediately following the merger, the FreeSeas Board will consist of seven directors, four of whom shall be “independent.” Messrs. George Gourdomichalis, Efstathios Gourdomichalis and Ion Varouxakis, the current directors of FreeSeas and the beneficial shareholders of FreeSeas, will beneficially own collectively 4,500,000 outstanding shares of FreeSeas common stock or 71.6% of the issued and outstanding shares, giving them the ability to elect the entire Board of Directors of FreeSeas following the merger. The three independent directors of FreeSeas appointed to date, who take office upon the consummation of the Merger, do not own any shares of FreeSeas common stock or any right to acquire any of that stock. During 2004, Clarksons (Hellas) Ltd, the company of which Mr. Margaronis is a Managing Director, received a total of approximately $40,000 in fees associated with services provided to FreeSeas. FreeSeas anticipates that during 2005, Clarksons will receive approximately $80,000 in fees from FreeSeas. In 2004, FinShip, the company of which Mr. Nauta is a director, received approximately $45,000 in fees in connection with financing the acquisition of the M/V Free Envoy. There are presently no plans or agreements for Finship to provide additional services to FreeSeas. Mr. Germidis does not have any previous business relationship with FreeSeas. As part of the Merger, the current officers of FreeSeas will enter into employment agreements with FreeSeas.
      As of April 25, 2005, Trinity’s officers and directors owned 663,002 shares of Trinity common stock and warrants to acquire Trinity common stock. See “The Parties to the Merger-Trinity Principal Stockholders.” The Merger Agreement provides that FreeSeas shall assume each outstanding Trinity warrant in accordance with the terms of the agreement under which it was issued and all rights with respect to Trinity Capital Stock under each Trinity warrant and option then outstanding shall be converted into and become warrants and options to acquire FreeSeas common stock. In addition, the FreeSeas Shareholders hold options and/or warrants to acquire 950,000 shares of FreeSeas common stock. See “The Parties to the Merger-FreeSeas Principal Shareholders.”
Material U.S. Federal Income Tax Consequences
      Seward & Kissel LLP, as counsel to Trinity, has rendered an opinion to Trinity and FreeSeas to the effect that, with respect to Trinity and the Trinity stockholders, the merger will be a nontaxable reorganization for U.S. federal income tax purposes under Section 368(a) of the Code. As a consequence, neither Trinity nor the Trinity stockholders will recognize any gain or loss in the merger. This opinion is subject to the following qualifications and limitations:

•	the Merger Agreement has been duly approved by the requisite stockholders of Trinity and the FreeSeas Shareholders;

•	following the Merger, FreeSeas will continue in the same business as it conducted prior to the Merger;

•	the Trinity stockholders will receive no consideration pursuant to the Merger other than FreeSeas shares and FreeSeas Exchange Securities;

•	there is no plan or intention on the part of management of FreeSeas to make any cash distributions to its shareholders within the twelve (12) month period following the effective time of the Merger;

•	after the Merger, the management of FreeSeas plans and intends to use all of the Trinity’s assets in furtherance of FreeSeas’ historic business (whether directly or through a member of FreeSeas’ “qualified group” as defined in Treasury Regulation § 1.368-1(d)(4)(ii));

•	the Trinity stockholders will pay all of their own expenses in connection with the Merger;

•	the Trinity liabilities to be assumed by FreeSeas by reason of the Merger have been incurred in the ordinary course of business of Trinity or incurred by Trinity solely and directly in connection with the Merger;

•	there is no plan or intention on the part of the Trinity stockholders to (a) redeem, or (b) sell, exchange, transfer by gift, or otherwise dispose of, to persons related (as defined in Treasury Regulation §1.368-1(e)(3)) to FreeSeas, more than fifty percent (50%) of the FreeSeas shares received in the Merger;

•	the aggregate value of the FreeSeas shares received by the Trinity stockholders will be equal to the amount of cash held by Trinity at the effective time of the Merger;

•	the aggregate value of the FreeSeas Exchange Securities received by the Trinity stockholders will be equal to the aggregate value of the Trinity warrants and options outstanding at the effective time of the Merger;

•	there are no pending or threatened claims or assessments that have been asserted by or against Trinity, other than any disclosed and reflected in the balance sheet or financial statements of Trinity; and

•	there are no unasserted claims or assessments against Trinity that are probable of assertion.
Accounting Treatment
      The Merger will be accounted for as an issuance of stock by FreeSeas for the net monetary assets of Trinity. The net monetary assets of Trinity will be recorded as of the acquisition date, at their respective historical cost which is considered to be the equivalent of fair value. No goodwill or intangible assets will be recorded as a result of the transaction.

Regulatory Approvals
      Trinity and FreeSeas do not expect that the Merger will be subject to any state or federal regulatory requirements. Should such state or federal regulatory requirements be applicable, Trinity and FreeSeas currently intend to comply with all such requirements. FreeSeas has agreed to register its common stock pursuant to the Exchange Act. In addition, as a condition to the effectiveness of the merger, Trinity and FreeSeas have agreed to use their respective reasonable best efforts to cause the listing (upon notice of issuance, as applicable), at or before the consummation of the Merger, on the Nasdaq SmallCap Market of the FreeSeas shares issued in the Merger, the FreeSeas Exchange Securities, the shares of FreeSeas underlying the FreeSeas Exchange Securities, the shares held by FreeSeas shareholders, the options and warrants issued to FreeSeas shareholders and the shares underlying those options and warrants.
      Other than the filing of the registration statement, this joint proxy statement/ prospectus and certain other filings under applicable securities laws and the filing of certain merger documents with the Registrar of Corporations of the Republic of the Marshall Islands and with the Secretary of State of the State of Delaware, we do not believe that, in connection with the completion of the Merger, any consent, approval, authorization or permit of, or filing with or notification to, any merger control authority will be required in any jurisdictions. Following the effective time of the Merger, we do not believe that any merger control filings will be required with any jurisdictions.
THE MERGER AGREEMENT
      The summary of the material terms of the Merger Agreement below and elsewhere in this joint proxy statement/ prospectus is qualified in its entirety by reference to the Merger Agreement, as amended by Amendment No. 1 to Agreement and Plan of Merger dated July 19, 2005, Amendment No. 2 to Agreement and Plan of Merger dated as of September 30, 2005 and Amendment No. 3 to Agreement and Plan of Merger dated as of November 7, 2005, copies of which are attached to this joint proxy statement/prospectus as Appendix A and which we incorporate by reference into this document. This summary may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read carefully the Merger Agreement in its entirety.
Structure and Effective Time of Merger
      At the effective time of the Merger, Trinity will merge into FreeSeas, the separate corporate existence of Trinity will cease and FreeSeas will be the Surviving Corporation. The effective time of the Merger will occur as promptly as possible after the satisfaction or waiver of all conditions to closing in the Merger Agreement by filing a certificate of merger or similar document with the Secretary of State of the State of Delaware and the Registrar of Corporations of the Republic of the Marshall Islands. We will seek to complete the Merger in the fourth quarter of 2005. However, we cannot assure you when, or if, all the conditions to completion of the Merger will be satisfied or waived.
Merger Consideration
      Pursuant to the Merger Agreement, each outstanding share of Trinity Capital Stock will be converted into the right to receive one share of FreeSeas common stock. The Merger Agreement also provides that each outstanding Trinity warrant and option and all rights with respect to Trinity Capital Stock under each Trinity warrant and option then outstanding will be converted into the corresponding FreeSeas Exchange Securities. The corresponding FreeSeas Exchange Securities will contain the same terms, conditions and restrictions that were applicable to the Trinity warrants and options. FreeSeas shareholders will continue to hold the FreeSeas shares they currently own.

Articles of Incorporation; By-laws
      The Amended and Restated Articles of Incorporation and Amended and Restated By-laws of FreeSeas in effect immediately prior to the merger will be the articles of incorporation and by-laws of the Surviving Corporation.
Directors and Officers
      The directors and officers of FreeSeas immediately prior to the Merger will remain as directors and officers of the Surviving Corporation. In addition, upon consummation of the Merger, four new independent directors will join FreeSeas’ Board, increasing the total number of directors to seven. All of these independent directors have been nominated and have agreed to serve as directors beginning on the effective date of the Merger.
Appraisal Rights
      All shares of Trinity Capital Stock outstanding immediately prior to the Merger and held by any Trinity stockholder, including Class B stockholders, who shall not have voted in favor of the Merger or consented thereto in writing, and who have demanded properly, in writing, appraisal for such shares in accordance with the applicable provisions of the DGCL (collectively, the “Dissenting Shares”) will not be converted into or represent the right to receive FreeSeas shares. Such Trinity stockholders will be entitled to receive payment of the appraised value of the Dissenting Shares held by them in accordance with the applicable provisions of the DGCL, except that all Dissenting Shares held by Trinity stockholders who failed to perfect or who have effectively withdrawn or lost their rights to appraisal of such shares of Trinity Capital Stock under the applicable provisions of the DGCL will thereupon be deemed to have converted into and to become exchangeable, as of the expiration of the statutory notice period following the consummation of the Merger, of the right to receive, without any interest thereon, the FreeSeas shares, upon surrender of the Trinity stock certificates that formerly evidenced such shares of Trinity Capital Stock.
Anti-Dilution Provisions
      In the event FreeSeas changes (or establishes a record date for changing) the number of FreeSeas shares issued and outstanding prior to the effective time of the Merger as a result of a stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange of shares or similar transaction with respect to the outstanding FreeSeas shares and the record date therefor shall be prior to the effective time of the Merger, the number of FreeSeas shares to be issued to Trinity stockholders will be proportionately adjusted to reflect such stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange of shares or similar transaction.
Procedure for Receiving Merger Consideration
      Exchange Agent. As of the effective time of the Merger, FreeSeas will deposit with a bank or trust company designated by FreeSeas and reasonably acceptable to Trinity (the “Exchange Agent”), for the benefit of the holders of shares of Trinity Capital Stock, warrants and options (the “Trinity Securities”), the FreeSeas shares, warrants and options (the “FreeSeas Securities”) issuable in exchange for outstanding Trinity Securities. At the time of such deposit, FreeSeas will irrevocably instruct the Exchange Agent to deliver the FreeSeas Securities to Trinity’s security holders after the effective time of the Merger.
      Exchange Procedures. As soon as reasonably practicable after the effective time of the Merger, the Exchange Agent will mail to each Trinity Security holder of record, except those who had the right to demand and properly demanded their respective statutory appraisal rights, a letter of transmittal, with instructions for use in surrendering the Trinity Securities in exchange for the applicable FreeSeas Securities. Upon surrender of Trinity Securities for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Trinity Securities will be entitled to receive in exchange therefor the FreeSeas Securities and the Trinity Securities so surrendered will be canceled. In the event of a transfer of ownership of Trinity Securities that is not registered in the transfer records of Trinity, FreeSeas Securities may be issued in exchange therefor to a person other than the person in whose name the Trinity Security so surrendered is registered if such Trinity Security is properly endorsed or otherwise in proper form for transfer and the person requesting such issuance pays any transfer or other taxes required by reason of the issuance of FreeSeas Securities to a person other than the registered holder of such Trinity Security or establishes to the satisfaction of FreeSeas that such tax has been paid or is not applicable. Until surrendered, each Trinity Security will be deemed at any time after the effective time of the Merger to represent only the right to receive upon such surrender the FreeSeas Securities that the holder thereof has the right to receive.
      Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made with respect to FreeSeas shares with a record date after the effective time of the Merger will be paid to the holder of any unsurrendered Trinity stock certificate with respect to FreeSeas shares represented thereby, if any, and all such dividends and other distributions will be paid by FreeSeas to the Exchange Agent, until the surrender of such stock certificate. Subject to the effect of applicable escheat or similar laws, following surrender of any such stock certificate there will be paid to the holder of whole FreeSeas shares issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the effective time of the Merger theretofore paid with respect to such whole FreeSeas shares and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the effective time of the Merger but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole FreeSeas shares.
      No Further Ownership Rights in Trinity Securities. All FreeSeas Securities issued will be deemed to have been issued and paid in full satisfaction of all rights pertaining to the Trinity Securities formerly represented by such Trinity Securities. At the close of business on the day on which the effective time of the Merger occurs, the stock transfer books of Trinity will be closed, and there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Trinity Securities that were outstanding immediately prior to the effective time of the Merger. If, after the effective time of the Merger, Trinity Securities are presented to the Surviving Corporation or the Exchange Agent for transfer or any other reason, they will be canceled and exchanged.
      Fractional Shares. No fractional shares of FreeSeas common stock will be issued in the merger. The number of FreeSeas shares that would include a fractional share of FreeSeas common stock to be issued to the holder of a stock certificate previously evidencing Trinity Capital Stock will be rounded up to the next highest whole number of shares of FreeSeas common stock.
      Termination of Exchange of FreeSeas Securities. Any portion of the FreeSeas Securities that remain undistributed to the holders of the Trinity Securities for six months after the effective time of the Merger will, upon demand by FreeSeas, be delivered to FreeSeas. Any holders of the Trinity Securities may thereafter look only to FreeSeas for the FreeSeas Securities.
      No Liability. None of the Exchange Agent, the Surviving Corporation or any party to the Merger Agreement will be liable to a holder of FreeSeas shares or Trinity Capital Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.
      Lost, Stolen or Destroyed Trinity Securities. In the event any Trinity Securities have been lost, stolen or destroyed, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Trinity Security, upon the making of an affidavit and indemnity of that fact by the holder thereof in a form that is reasonably acceptable to the Exchange Agent, the required number of FreeSeas Securities; provided, however, that FreeSeas may, in its reasonably commercial discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Trinity Securities to deliver a bond in such sum as it may reasonably direct against any claim that may be made against FreeSeas or the Exchange Agent with respect to the Trinity Securities alleged to have been lost, stolen or destroyed.

Representations and Warranties
      In the Merger Agreement, the parties have made customary representations and warranties about themselves concerning various business, legal, financial, regulatory and other pertinent matters. These representations and warranties survive for a one year period following the Merger. Under certain circumstances, each of the parties may decline to complete the Merger if the inaccuracy of the other party’s representations and warranties has a material adverse effect on the other party.
Covenants

Conduct of Business Prior to Effective Time of the Merger
      Each of Trinity, the FreeSeas shareholders and FreeSeas have agreed that, until the effective time of the Merger:

•	each of Trinity and FreeSeas shall conduct its business in the ordinary and usual course of business and consistent with past practice;

•	each of Trinity and FreeSeas shall not (i) split, combine or reclassify its outstanding capital stock or declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise, (ii) spin-off any assets or businesses, (iii) engage in any transaction for the purpose of effecting a recapitalization, or (iv) engage in any transaction or series of related transactions which has a similar effect to any of the foregoing;

•	each of Trinity and FreeSeas shall not issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire, any shares of its capital stock of any class or any debt or equity securities convertible into or exchangeable for such capital stock or amend or modify the terms and conditions of any of the foregoing, provided, however, that it may issue shares upon exercise of outstanding options, warrants or stock purchase rights;

•	each of Trinity and FreeSeas shall not (i) redeem, purchase, acquire or offer to purchase or acquire any shares of its capital stock, other than as required by the governing terms of such securities, (ii) take or fail to take any action which action or failure to take action would cause it or its stockholders (except to the extent that any stockholders receive cash in lieu of fractional shares) to recognize gain or loss for tax purposes as a result of the consummation of the Merger, (iii) make any acquisition of any material assets (except in the ordinary course of business) or businesses, (iv) sell any material assets (except in the ordinary course of business) or businesses, or (v) enter into any contract, agreement, commitment or arrangement to do any of the foregoing;

•	each of Trinity and FreeSeas shall use reasonable efforts to preserve intact its business organization and goodwill, keep available the services of its present officers and key employees, and preserve the goodwill and business relationships with suppliers, distributors, customers, and others having business relationships with it, and not engage in any action, directly or indirectly, with the intent to impact adversely the transactions contemplated by the Merger Agreement;

•	each of Trinity and FreeSeas shall confer on a regular basis with one or more representatives of the other to report on material operational matters and the general status of ongoing operations; and

•	each of Trinity and FreeSeas shall file with the SEC all forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it pursuant to the Exchange Act.

No Solicitation of Transactions
      FreeSeas and the FreeSeas shareholders have agreed that, prior to the effective time of the Merger or the termination or abandonment of the Merger Agreement, neither FreeSeas nor the FreeSeas shareholders will, and will not give authorization or permission to any of FreeSeas’ directors, officers, employees, agents or representatives to, and each will use all reasonable efforts to see that such persons do not, directly or indirectly, solicit, initiate, facilitate or encourage (including by way of furnishing or disclosing information), any merger, consolidation, other business combination involving FreeSeas or any of its subsidiaries, acquisition of all or any substantial portion of the assets or capital stock of FreeSeas or any of its subsidiaries or inquiries or proposals concerning or which may reasonably be expected to lead to any of the foregoing (a “FreeSeas Acquisition Transaction”) or negotiate, explore or otherwise knowingly communicate in any way with any third party (other than Trinity or its affiliates) with respect to any FreeSeas Acquisition Transaction or enter into any agreement, arrangement or understanding requiring FreeSeas or the FreeSeas shareholders to abandon, terminate or fail to consummate the Merger or any other transaction expressly contemplated by the Merger Agreement, or contemplated to be a material part thereof. FreeSeas or the FreeSeas Shareholders have agreed to advise Trinity in writing of any bona fide inquiries or proposals relating to any FreeSeas Acquisition Transaction within one business day following receipt by FreeSeas or any of the FreeSeas Shareholders of any such inquiry or proposal.
      Trinity has agreed that, prior to the effective time of the Merger or the termination or abandonment of the Merger Agreement, Trinity will not give authorization or permission to any of its directors, officers, employees, agents or representatives to, and each will use all reasonable efforts to see that such persons do not, directly or indirectly, solicit, initiate, facilitate or encourage (including by way of furnishing or disclosing information), any merger, consolidation, other business combination involving Trinity, acquisition of all or any substantial portion of the assets or capital stock of Trinity, or inquiries or proposals which may reasonably be expected to lead to any of the foregoing (a “Trinity Acquisition Transaction”) or negotiate, explore or otherwise knowingly communicate in any way with any third party (other than the FreeSeas shareholders) with respect to any Trinity Acquisition Transaction or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transaction expressly contemplated by the Merger Agreement, or contemplated to be a material part thereof. Trinity has agreed to advise the FreeSeas shareholders in writing of any bona fide inquiries or proposals relating to a Trinity Acquisition Transaction, within one business day following Trinity’s receipt of any such inquiry or proposal.

Access to Information
      Each of Trinity and FreeSeas has agreed to afford to the other and the other’s accountants, counsel, financial advisors and other representatives reasonable access during normal business hours throughout the period prior to the effective time of the Merger to all properties, books, contracts, commitments and records (including, but not limited to, tax returns) of it and, during such period, will furnish promptly (a) a copy of each report, schedule and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws or filed by it during such period with the SEC in connection with the transactions contemplated by the Merger Agreement or which may have a material adverse effect on it and (b) such other information concerning its business, properties and personnel as the other reasonably requests. All non-public documents and information furnished to Trinity, FreeSeas or the FreeSeas shareholders, as the case may be, in connection with the transactions contemplated by the Merger Agreement will be deemed to have been received, and will be held by the recipient, in confidence, except that Trinity and the FreeSeas shareholders, as applicable, may disclose such information as may be required under applicable law or as may be necessary in connection with FreeSeas’ registration statement and this joint proxy statement/ prospectus.

FreeSeas Registration Statement
      FreeSeas has agreed to file with the SEC a registration statement (the “FreeSeas Registration Statement”) that includes this joint proxy statement/ prospectus. FreeSeas has agreed to use all reasonable best efforts to have the FreeSeas Registration Statement declared effective by the SEC as promptly as practicable. No filing of, or amendment or supplement to, or correspondence to the SEC or its staff with respect to, the FreeSeas Registration Statement or this joint proxy statement/ prospectus may be made by FreeSeas, without providing Trinity a reasonable opportunity to review and comment thereon. FreeSeas has agreed to advise Trinity, promptly after it receives notice thereof, of the time when the FreeSeas Registration Statement has become effective or any supplement or amendment has been filed to the FreeSeas Registration Statement or this joint proxy statement/ prospectus, the issuance of any stop order, the suspension of the qualification of FreeSeas shares issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the FreeSeas Registration Statement, this joint proxy statement/ prospectus or comments thereon and responses thereto or requests by the SEC for additional information.
      Trinity and FreeSeas also agreed to promptly furnish to each other all information, and take such other actions, as may reasonably be requested in connection with any action by any of them in connection with the preparation and filing of the FreeSeas Registration Statement and this joint proxy statement/ prospectus and agreed to cooperate with one another and use their respective best efforts to facilitate the expeditious consummation of the transactions contemplated by the Merger Agreement.

SEC Filings by Trinity
      Trinity has agreed to file with the SEC any document required to be filed by it in connection with the Merger and the Trinity Class B stockholders’ approval.

Trinity Class B Stockholders’ Approval
      Trinity has agreed to use its reasonable best efforts to obtain Trinity Class B stockholder approval and adoption (including having less than 20% of Trinity Class B stockholders exercise their redemption rights) of the Merger Agreement and the transactions contemplated thereby following the date upon which the FreeSeas Registration Statement is declared effective by the SEC. Trinity agreed, through its Board of Directors, to recommend to the holders of Trinity Capital Stock approval of the Merger Agreement and the transactions contemplated by the Merger Agreement.

Exchange Act Listing/ Stock Exchange Listing
      FreeSeas has agreed to register its common stock pursuant to the Exchange Act. In addition, Trinity and FreeSeas have agreed to use their respective reasonable best efforts to cause the listing (upon notice of issuance, as applicable), at or before the consummation of the merger, on the Nasdaq SmallCap Market of the FreeSeas shares issued in the merger, the FreeSeas Exchange Securities, the shares of FreeSeas underlying the FreeSeas Exchange Securities, the shares held by FreeSeas shareholders, the options and warrants issued to FreeSeas shareholders and the shares underlying those options and warrants (the “Exchange Act Listing”).
      Trinity’s common stock, Class B common stock, Class W Warrants and Class Z Warrants currently trade on the OTCBB. FreeSeas is currently applying for listing of its common stock on the Nasdaq SmallCap Market, although there can be no assurances that it will obtain this listing. If FreeSeas does not obtain a Nasdaq listing, it will seek to list its securities on the OTCBB. No assurances can be given that an OTCBB listing of the FreeSeas common stock can be obtained.

Trinity Warrants and Trinity Options
      At the effective time of the Merger, each then outstanding Trinity warrant and option and all rights with respect to Trinity Capital Stock under that Trinity warrant or option will be converted into the corresponding FreeSeas Exchange Securities. The corresponding FreeSeas Exchange Securities will contain the same terms, conditions and restrictions that were applicable to the Trinity warrants and options. Prior to the effective time of the Merger, FreeSeas has agreed to take all necessary actions, including the reservation and listing of a number of FreeSeas shares at least equal to the number of FreeSeas shares subject to the FreeSeas Exchange Securities, for the issuance of such FreeSeas shares upon the exercise of the FreeSeas Exchange Securities.

Agreement to Cooperate
      Each of the parties has agreed to cooperate and use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Merger Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals to effect all necessary registrations, filings and submissions and to lift any injunction or other legal bar to the merger.

Public Statements
      The parties have agreed to consult with each other prior to issuing any press release or any written public statement with respect to the Merger Agreement or the transactions contemplated thereby.

Corrections to the Proxy Statement and the FreeSeas Registration Statement
      Each of FreeSeas, the FreeSeas shareholders and Trinity has agreed to correct promptly any information provided by it to be used specifically in this joint proxy statement/ prospectus and the FreeSeas Registration Statement that shall have become false or misleading in any material respect and agreed to take all steps necessary to file with the SEC and have cleared by the SEC any amendment or supplement to this joint proxy statement/ prospectus and the FreeSeas Registration Statement so as to correct the same and to cause appropriate dissemination thereof to the stockholders of Trinity, to the extent required by applicable law.

Post-Closing Board Observation Rights
      For a period of one (1) year following the Merger, the current Trinity directors have the right to send a representative to observe each meeting of the Board of Directors of FreeSeas. Absent his illness or unavailability, Mr. Lawrence Burstein will be the designated representative for such purpose. During such period, FreeSeas will provide such representative with written notice of each such meeting sufficiently in advance thereof to permit attendance thereat, and an agenda and minutes thereof. FreeSeas has agreed to reimburse such representative for his reasonable out-of-pocket expenses incurred in connection with his attendance at each such meeting, including, but not limited to, the cost of transportation, lodging and food.

Employment Agreements
      Each of George D. Gourdomichalis, Efstathios D. Gourdomichalis and Ion G. Varouxakis has agreed to enter into employment agreements with FreeSeas on terms reasonably satisfactory to Trinity.

Assignment by FreeSeas Shareholders
      The shareholders of FreeSeas when the Merger Agreement was executed were V Capital and G. Bros, both Marshall Island corporations. Ion G. Varouxakis is the sole shareholder of V Capital, and George D. Gourdomichalis and Efstathios D. Gourdomichalis are the only shareholders of G. Bros. The parties have agreed that V Capital and G. Bros may transfer and assign all but not less than all of their shares in FreeSeas each to another company prior to the filing of the FreeSeas Registration Statement, provided that with respect to any such company (a) one or more of George D. Gourdomichalis, Efstathios D. Gourdomichalis and Ion G. Varouxakis are the sole registered and beneficial shareholders of such company and (b) at least ten (10) days’ prior written notice shall have been given to Trinity. In the case of any such permitted transfer and assignment, the transferee or assignee will execute a counterpart signature page to the Merger Agreement, will be a FreeSeas shareholder for all purposes of the Merger Agreement, will be deemed to have made all of the representations, warranties and covenants of a FreeSeas shareholder under the Merger Agreement and will have all the rights and obligations of a FreeSeas shareholder under the Merger Agreement.

      Subsequent to execution of the Merger Agreement, V Capital and G. Bros transferred and assigned all of their shares in FreeSeas to the following companies, all of which were incorporated in the Republic of the Marshall Islands: Alastor Investments S.A., The Mida’s Touch S.A. and N.Y. Holdings S.A. See “The Parties to the Merger—FreeSeas Principal Shareholders.” These companies have each executed an instrument of joinder to the Merger Agreement.
Conditions to the Merger

Conditions to Each Party’s Obligations to Effect the Merger
      The respective obligation of each party to effect the Merger is subject to the fulfillment of the following conditions:

•	Trinity shall have obtained approval of its Class B stockholders;

•	The FreeSeas Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order;

•	The FreeSeas shares issuable to Trinity’s stockholders, the FreeSeas shares issued to the FreeSeas shareholders, the FreeSeas Exchange Securities and the stock issuable upon exercise thereof shall have been approved for the Stock Exchange Listing or listing on the OTCBB and the Exchange Act Listing, subject to any notice of issuance or similar requirement;

•	No preliminary or permanent injunction or other order or decree by any governmental authority which prevents or materially burdens the consummation of the Merger shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted);

•	No action shall have been taken, and no statute, rule or regulation shall have been enacted, by any governmental authority, which would prevent or materially burden the consummation of the Merger; and

•	All consents, orders and approvals legally required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and be in effect at the effective time of the Merger without any material limitations or conditions.

Conditions to Obligations of FreeSeas and the FreeSeas Shareholders to Effect the Merger
      Unless waived by the FreeSeas Shareholders, the obligation of the FreeSeas shareholders to effect the Merger is also subject to the following additional conditions:

•	Trinity shall have performed in all material respects its agreements contained in the Merger Agreement required to be performed on or prior to the closing date and the representations and warranties of Trinity contained in the Merger Agreement shall be true and correct in all material respects (except for those representations and warranties which are themselves limited by a reference to materiality, which shall be true and correct in all respects other than as modified) on and as of (i) the date made and (ii) the closing date (in each case except in the case of representations and warranties expressly made solely with reference to a particular date, which shall be true and correct in all material respects as of such date) and FreeSeas and the FreeSeas shareholders shall have received a certificate of the President of Trinity to that effect;

•	FreeSeas shall have received an opinion from Seward & Kissel LLP, counsel to Trinity, in form and substance reasonably satisfactory to FreeSeas and its counsel, which shall include, among other things, an opinion that there will not be any recognition of gain to Trinity or Trinity stockholders upon consummation of the Merger;

•	FreeSeas shall have received a “comfort” letter from J.H. Cohn LLP, independent public accountants for Trinity, with respect to certain financial statements of Trinity and other related financial information included in this joint proxy statement/ prospectus in customary form;

•	Since the date of the Merger Agreement, there shall not have been any material adverse effect with respect to Trinity, the likelihood of which was not previously disclosed to FreeSeas and the FreeSeas shareholders by Trinity or contemplated by the Merger Agreement and Trinity shall have engaged in no business activity since the date of its incorporation other than conducting a public offering of its securities and, thereafter, seeking to effect a merger or similar business combination with an operating business;

•	FreeSeas shall have received a certificate from the corporate Secretary of Trinity, together with a certified copy of the resolutions duly authorized by Trinity’s Board of Directors authorizing the merger and, if applicable, the transactions contemplated by the Merger Agreement;

•	FreeSeas shall have received a certificate of good standing for Trinity from the Secretary of State of the State of Delaware dated as of a date that is within five days of the closing date;

•	Trinity shall have furnished to the FreeSeas shareholders such additional certificates and other customary closing documents as FreeSeas and the FreeSeas shareholders may have reasonably requested;

•	At the effective time of the Merger, (a) Trinity shall have approximately $7,400,000 but not less than $7,000,000 in cash or cash equivalents after giving effect to (i) the payment or accrual on or prior to the effective time of the merger of all expenses incurred by Trinity, including, but not limited to, the fees and expenses of Trinity’s attorneys, accountants and investment bankers (including HCFP), and (ii) the aggregate payments to be made to Trinity Class B stockholders exercising their redemption rights, and (b) not more than 2% of all outstanding shares of Trinity common stock and Trinity Class B common stock, collectively, have given timely notice of their intention to exercise their statutory appraisal rights in connection with the transactions contemplated by the Merger Agreement;

•	At closing, the Trinity capitalization shall be unchanged from that set forth in the Merger Agreement (other than to reflect issuances, if any, of Trinity common stock upon exercises prior to the effective time of the Merger of Trinity’s warrants);

•	FreeSeas and the FreeSeas shareholders shall have received a lock-up letter agreement signed by each officer and director of Trinity, in form and substance satisfactory to FreeSeas, the FreeSeas Shareholders and Trinity (“Lock-Up Agreements”);

•	FreeSeas and the FreeSeas shareholders shall have received written resignations from each of Trinity’s directors and officers and which resignations, by their respective terms, shall become effective immediately prior to the effective time of the Merger;

•	Trinity shall have conducted the operation of its business in material compliance with all applicable laws and all approvals required of Trinity under applicable law to enable Trinity to perform its obligations under the Merger Agreement shall have been obtained; and

•	All corporate proceedings of Trinity in connection with the Merger and the other transactions contemplated by the Merger Agreement and all agreements, instruments, certificates, and other documents delivered to the FreeSeas shareholders by or on behalf of Trinity pursuant to the Merger Agreement shall be reasonably satisfactory to FreeSeas and the FreeSeas shareholders and their counsel.

Conditions to Obligations of Trinity to Effect the Merger
      Unless waived by Trinity, the obligations of Trinity to effect the Merger shall also be subject to the fulfillment of the additional following conditions:

•	FreeSeas and the FreeSeas shareholders shall have performed in all material respects their agreements contained in the Merger Agreement required to be performed on or prior to the closing date and the representations and warranties of FreeSeas and the FreeSeas shareholders contained in the Merger Agreement shall be true and correct in all material respects (except for those representations and warranties which are themselves limited by a reference to materiality, which shall be true and correct in all respects, other than as modified) on and as of (i) the date made and (ii) the closing date (in each case except in the case of representations and warranties expressly made solely with reference to a particular date which shall be true and correct in all material respects as of such date) and Trinity shall have received a Certificate of each of the FreeSeas shareholders and of the President of FreeSeas to that effect;

•	Trinity shall have received an opinion from Broad and Cassel, counsel to FreeSeas, in form and substance reasonably satisfactory to Trinity and its counsel;

•	Trinity shall have received a “comfort” letter from PricewaterhouseCoopers S.A., independent certified public accountants for FreeSeas, with respect to certain financial statements of FreeSeas and other related financial information included in this joint proxy statement/ prospectus in customary form;

•	Trinity shall have received:

(1) A Certificate of Ownership and Encumbrance issued by the Office of the Maritime Administrator, Republic of the Marshall Islands, dated not more than five business days prior to the closing, confirming that Adventure Two S.A. is the owner of the M/V Free Destiny free and clear of any lien other than as disclosed in the Merger Agreement;

(2) A Certificate of Ownership and Encumbrance issued by the Office of the Maritime Administrator, Republic of the Marshall Islands, dated not more than five business days prior to the closing, confirming that Adventure Three S.A. is the owner of the M/V Free Envoy free and clear of any lien other than as disclosed in the Merger Agreement;

(3) A Certificate of Ownership and Encumbrance issued by the Office of the Maritime Administrator, Republic of the Marshall Islands, dated not more than five business days prior to the closing, confirming that Adventure Four S.A. is the owner of the M/V Free Fighter free and clear of any lien other than as disclosed in the Merger Agreement;

(4) A certificate by Lloyd’s Register of Shipping dated not more than ten business days prior to the closing, to the effect that the M/V Free Destiny is in class without overdue recommendation;

(5) A certificate by the Korean Register of Shipping dated not more than ten business days prior to the closing, to the effect that the M/V Free Envoy is in class without overdue recommendation;

(6) A certificate by Lloyd’s Register of Shipping dated not more than ten business days prior to the closing, to the effect that the M/V Free Fighter is in class without overdue recommendation; and

(7) Facsimile advice, dated the closing date, from one or more protection and indemnity insurance clubs to the effect that each of FreeSeas’ vessels is or are entered therein, as applicable, as of that date.

•	At closing, FreeSeas’ capitalization shall be unchanged from that set forth in the Merger Agreement;

•	Trinity shall have received a certificate of the corporate Secretary of FreeSeas together with a certified copy of the resolutions duly authorized by the Board of Directors and FreeSeas shareholders authorizing the Merger and the transactions contemplated by the Merger Agreement;

•	Trinity shall have received a certificate of good standing for FreeSeas from the Registrar of Corporations of the Republic of the Marshall Islands dated as of a date that is within five days of the closing date;

•	FreeSeas and the FreeSeas shareholders shall have furnished to Trinity such additional certificates and other customary closing documents as Trinity may have reasonably requested;

•	Since the date of the Merger Agreement there shall not have been any material adverse effect with respect to FreeSeas, the likelihood of which was not previously disclosed to Trinity by FreeSeas and the FreeSeas shareholders;

•	Trinity shall have received Lock-Up Agreements from each FreeSeas shareholder;

•	Each of George D. Gourdomichalis, Efstathios D. Gourdomichalis and Ion G. Varouxakis shall have executed employment agreements with FreeSeas;

•	FreeSeas, the shareholders of FreeSeas, Adventure Two S.A. and Adventure Three S.A. shall have each amended their respective Articles of Incorporation and By-laws on terms reasonably satisfactory to Trinity, including, but not limited to, removing any ability of such company to issue bearer shares, and such documents shall be in full force and effect;

•	FreeSeas shall be the sole registered and beneficial shareholder of Adventure Two S.A. and Adventure Three S.A.;

•	Alastor Investments, S.A., The Mida’s Touch, S.A., and N.Y. Holdings S.A. (or their permitted transferees or assignees under the Merger Agreement) shall be the sole registered and beneficial shareholders of FreeSeas;

•	One or more of George D. Gourdomichalis, Efstathios D. Gourdomichalis and Ion G. Varouxakis shall be the sole registered and beneficial shareholders of Alastor Investments, S.A., The Mida’s Touch, S.A., and N.Y. Holdings S.A. (or their permitted transferees or assignees under the Merger Agreement); and

•	All corporate proceedings of FreeSeas and the FreeSeas shareholders in connection with the merger and the other transactions contemplated by the Merger Agreement and all agreements, instruments, certificates and other documents delivered to Trinity by or on behalf of FreeSeas and the FreeSeas shareholders pursuant to the Merger Agreement shall be in substantially the form called for under the Merger Agreement or otherwise reasonably satisfactory to Trinity and its counsel.
Termination of the Merger Agreement
      The Merger Agreement may be terminated at any time prior to the closing date:

•	by mutual consent in writing of Trinity and the FreeSeas shareholders;

•	unilaterally upon written notice by Trinity to the FreeSeas shareholders upon the occurrence of a material adverse effect with respect to FreeSeas, the likelihood of which was not previously disclosed to Trinity in writing by the FreeSeas shareholders prior to the date of the Merger Agreement;

•	unilaterally upon written notice by the FreeSeas shareholders to Trinity upon the occurrence of a material adverse effect with respect to Trinity, the likelihood of which was not previously disclosed to the FreeSeas shareholders in writing by Trinity prior to the date of the Merger Agreement;

•	unilaterally upon written notice by Trinity to the FreeSeas shareholders in the event a material breach of any material representation or warranty of FreeSeas or the FreeSeas shareholders contained in the Merger Agreement (unless such breach shall have been cured within ten days after the giving of such notice by Trinity), or the willful failure of FreeSeas or the FreeSeas shareholders to comply with or satisfy any material covenant or condition of FreeSeas or the FreeSeas shareholders contained in the Merger Agreement;

•	unilaterally upon written notice by the FreeSeas shareholders to Trinity in the event of a material breach of any material representation or warranty of Trinity contained in the Merger Agreement (unless such breach shall have been cured by Trinity within ten days after the giving of such notice by the FreeSeas shareholders), or Trinity’s willful failure to comply with or satisfy any material covenant or condition of Trinity contained in the Merger Agreement, or if Trinity fails to obtain the approval of its Class B stockholders; or

•	unilaterally upon written notice by either Trinity or the FreeSeas shareholders to the other if the merger is not consummated for any reason by the close of business on December 31, 2005.

Effect of Termination
      In the event of termination of the Merger Agreement by either Trinity or the FreeSeas shareholders, the Merger Agreement shall forthwith become void and there shall be no further obligation on the part of either FreeSeas and the FreeSeas shareholders or Trinity (except with respect to confidential information and payment of expenses, which shall survive such termination). No party shall be relieved from liability for any breach of the Merger Agreement.
Expenses
      Whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereunder shall be paid by the party incurring such costs and expenses, except as otherwise specifically provided for in the Merger Agreement.
Indemnification
      FreeSeas and each FreeSeas shareholder agreed to indemnify and hold harmless Trinity and the Trinity stockholders (in the aggregate, in proportion to each such Trinity stockholder’s ownership of the capital stock of FreeSeas, on a fully diluted basis) and each of their affiliates and their respective fiduciaries, directors, officers, controlling persons, representatives and agents against and hold them harmless from any loss, liability, claim, damage or expense (including reasonable legal fees and expenses and costs of investigation) (a “Loss”) arising, directly or indirectly, out of or in connection with (i) any breach of any representation or warranty of FreeSeas or the FreeSeas shareholders contained in the Merger Agreement, or (ii) any breach of any covenant or agreement of FreeSeas or the FreeSeas shareholders contained in the Merger Agreement.
      Trinity agreed to indemnify and hold harmless FreeSeas and the FreeSeas shareholders (in the aggregate, in proportion to each such FreeSeas shareholder’s ownership of the capital stock of FreeSeas, on a fully diluted basis) and each of their affiliates and their respective fiduciaries, directors, officers, controlling persons, representatives and agents against and hold them harmless from any Loss arising, directly or indirectly, out of or in connection with (i) any breach of any representation or warranty of Trinity contained in the Merger Agreement, or (ii) any breach of any covenant or agreement of Trinity contained in the Merger Agreement.
INDUSTRY
      Drybulk shipping refers to the transport of certain commodities by sea between various ports. These commodities are often divided into two categories – major bulks and minor bulks. Major bulks include items such as coal, iron ore and grains, while minor bulks include items such as aluminum, phosphate rock, fertilizer raw materials, agricultural and mineral cargo, cement, forest products and some steel products, including scrap.
      There are four main classes of bulk carriers — Handysize, Handymax, Panamax and Capesize. These classes represent the sizes of the vessel carrying the cargo in terms of deadweight ton (“dwt”) capacity, which is defined as the total weight including cargo that the vessel can carry when loaded to a defined load line on the vessel. Handysize vessels are the smallest of the four categories and include those vessels weighing up to 30,000 dwt. Handymax carriers are those vessels that weigh between 30,000 and 55,000 dwt, while Panamax vessels are those ranging from 55,000 dwt to 80,000 dwt. Vessels over 80,000 dwt are called Capesize vessels.

      Drybulk carriers are ordinarily chartered either through a voyage charter or a time charter or under a longer term contract of affreightment. Under a voyage charter, the owner agrees to provide a vessel for the transport of cargo between specific ports in return for the payment of an agreed freight rate per ton of cargo or an agreed dollar lump sum amount. Voyage costs, such as canal and port charges and bunker expenses, are the responsibility of the owner. Under a time charter, the ship owner places the vessel at the disposal of a charterer for a given period of time in return for a specified rate (either hire per day or a specified rate per dwt capacity per month) with the voyage costs being the responsibility of the charterer. In both voyage charters and time charters, operating costs (such as repairs and maintenance, crew wages and insurance premiums) are the responsibility of the ship owner. The duration of time charters varies, depending on the evaluation of market trends by the ship owner and by charterers. Occasionally, drybulk vessels are chartered on a bareboat basis. Under a bareboat charter, operations of the vessels and all operating costs are the responsibility of the charterer, while the owner only pays the financing costs of the vessel. A contract of affreightment (“COA”) is another type of charter relationship where a charterer and a ship owner enter into a written agreement pursuant to which identified cargo will be carried over a specified period of time. COA’s benefit charterers by providing them with fixed transport costs for a commodity over an identified period of time. COA’s benefit ship owners by offering ascertainable revenue over that same period of time and eliminating the uncertainty that would otherwise be caused by the volatility of the charter market.
THE PARTIES TO THE MERGER
Trinity

General
      Trinity is a blank check corporation organized under the laws of the State of Delaware on April 14, 2004. Trinity was formed to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business. On July 29, 2004, Trinity effected an initial public offering of its securities which closed on August 4, 2004, pursuant to which it issued 143,750 Series A Units and 747,500 Series B Units, including 18,750 Series A Units and 97,500 Series B Units issued upon exercise of the underwriters’ over-allotment option. Each Series A Unit consists of two shares of Trinity common stock, five Class W Warrants and five Class Z Warrants and each Series B Unit consists of two shares of Trinity Class B common stock, one Class W Warrant and one Class Z Warrant. Each Class W Warrant and Class Z Warrant entitles the holder to purchase one share of Trinity common stock at a price of $5.00. To date, Trinity has engaged in no activities other than activities incident to its formation, general and administrative activities and activities related to the merger.

Property
      Trinity maintains its executive offices at 245 Fifth Avenue, Suite 1600, New York, New York 10016 and its telephone number is (212) 696-4282. The cost for this space is included in the $4,000 per-month fee Unity Venture Capital Associates (“Unity”), an affiliate of Lawrence Burstein, charges Trinity for office and secretarial services pursuant to a letter agreement between Trinity and Unity. Trinity believes, based on rents and fees for similar services in the New York metropolitan area, that the fee charged by Unity is at least as favorable as Trinity could have obtained from an unaffiliated person.

Employees
      Lawrence Burstein, Trinity’s President and Treasurer, and James Scibelli, Trinity’s Chairman and Secretary, are Trinity’s only executive officers. These individuals are not obligated to contribute any specific number of hours per week and they devote only as much time as they deem necessary to Trinity’s affairs. Trinity does not have any full time employees.

Competition
      In identifying, evaluating and selecting a target business, Trinity encounters competition from other entities having similar business objectives. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Many of these competitors possess greater technical, human and other resources than Trinity and Trinity’s financial resources may be relatively limited when compared with those of many of these competitors. While Trinity believes there are numerous potential target businesses that it could acquire, its ability to compete in acquiring certain sizable target businesses is limited by its available financial resources. This inherent competitive limitation gives others an advantage in pursuing the acquisition of a target business. Further:

•	Trinity’s obligation to seek Class B stockholder approval of a business combination may delay the completion of a transaction;

•	Trinity’s obligation to convert into cash shares of Class B common stock held by its Class B stockholders in certain instances may reduce the resources available to Trinity for a business combination; and

•	Trinity’s outstanding warrants, and the future dilution they potentially represent, may not be viewed favorably by certain target businesses.
Any of these obligations may place Trinity at a competitive disadvantage in successfully negotiating a business combination. Trinity’s management believes, however, that its status as a public entity and potential access to the United States of America public equity markets may give it a competitive advantage over privately-held entities having a similar business objective as Trinity in acquiring a target business with significant growth potential on favorable terms.

Legal Proceedings
      Trinity is not currently a party to any litigation, and is not aware of any threatened litigation that would have a material adverse effect on its business.

Management
      Trinity’s current directors and executive officers are as follows:

Name	Age	Position

Lawrence Burstein	62	President, Treasurer and Director
James Scibelli	55	Chairman and Secretary
David Buckel	43	Director
Theodore Kesten	48	Director
      Lawrence Burstein has served as Trinity’s President, Treasurer and a member of its Board of Directors since Trinity’s inception. Since March 1996, Mr. Burstein has been president and a principal stockholder of Unity, a private investment company. For approximately ten years prior to 1996, Mr. Burstein was the president, a director and principal stockholder of Trinity Capital Corporation, a private investment company. Trinity Capital Corporation ceased operations upon the formation of Unity in 1996. Mr. Burstein is also a director of THQ, Inc., a Nasdaq National Market-listed developer and publisher of interactive entertainment software for the major hardware platforms in the home video industry; CAS Medical Systems, Inc., an OTC Bulletin Board-listed company which manufactures and markets blood pressure monitors and other disposable products principally for the neonatal market; Medical Nutrition USA, Inc., an OTC Bulletin Board-listed company which principally manufactures and distributes nutritional products for the elder care market; I.D. Systems, Inc., a Nasdaq National Market-listed company, which designs, develops and produces a wireless monitoring and tracking system which uses radio frequency technology; and Traffix, Inc., a Nasdaq National Market-listed marketing company that develops and operates internet-based marketing programs as well as direct marketing programs. Mr. Burstein received a Bachelor of Arts degree from the University of Wisconsin and Bachelor of Laws degree from Columbia Law School.
      James Scibelli has served as Trinity’s Chairman of the Board and Secretary since Trinity’s inception. Since March 1986, Mr. Scibelli has served as president of Roberts & Green, Inc., a New York financial consulting firm offering a variety of financial and investment consulting services. Mr. Scibelli is also a member of RG Securities LLC, a licensed broker-dealer in New York, and since August 1998, has served as president of Luxury Limousine and Transportation. From 1993 through August 2004, Mr. Scibelli was a director of Acclaim Entertainment, Inc., a Nasdaq SmallCap Market-listed company that develops and markets interactive entertainment software. Acclaim Entertainment filed a voluntary petition under Chapter 7 of the Federal Bankruptcy Code on September 1, 2004.
      David Buckel has served as a member of Trinity’s Board of Directors since Trinity’s inception. From July 2003 until May 2004, Mr. Buckel served as financial vice president of Internap Network Services Corporation, an American Stock Exchange-listed company that provides managed internet connectivity solutions, and has served as its chief financial officer since May 2004. Mr. Buckel was senior manager and president of AJC Finance & Marketing Group, a management and financial consulting firm, from November 2002 to June 2003; senior vice president and chief financial officer of Interland, Inc., a Nasdaq National Market-listed company that provides online solutions for small-and-medium-sized businesses, from March 2001 to November 2002; senior vice president and chief financial officer of AppliedTheory Corporation, a provider of Internet business solutions, from 1995 to 2001; and corporate controller of Suit-Kote Corporation, a manufacturer of road materials, from 1987 to 1995. AppliedTheory filed a voluntary petition under Chapter 11 of the Federal Bankruptcy Code on April 17, 2002. Mr. Buckel had no affiliation with AppliedTheory at the time of its Chapter 11 filing. A Certified Management Accountant, Mr. Buckel received a Master of Business Administration degree from Syracuse University and a Bachelor of Science degree in Accounting from Canisius College.
      Theodore Kesten has served as a member of Trinity’s Board of Directors since Trinity’s inception. Since 1998, he has been chairman and chief executive officer of Belmay, Inc., a global designer and manufacturer of fragrances and flavors. He has been employed by Belmay since 1988 in positions of increasing responsibility including chief financial officer, chief operating officer and president. Mr. Kesten received a Bachelor of Arts degree from Emory University and a Master of Business Administration degree from New York University.
      Trinity’s Board of Directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Theodore Kesten, will expire at Trinity’s first annual meeting of stockholders. The term of office of the second class of directors, consisting of David Buckel, will expire at the second annual meeting. The term of office of the third class of directors, consisting of Lawrence Burstein and James Scibelli, will expire at the third annual meeting.
      Trinity does not have an audit committee of its Board of Directors nor does it have an audit committee financial expert, because Trinity does not believe the nature of its business is such that an audit committee or audit committee financial expert would be useful or necessary. Furthermore, Trinity’s equity securities are not listed on an exchange or automated quotation system that requires its listed companies to appoint an audit committee.
      Trinity has not adopted a Code of Ethics that applies to its principal executive officer or principal financial officer, or persons performing similar functions, primarily because Trinity does not have any operations.

Executive Compensation
      No executive officer of Trinity has received any cash compensation for services rendered. Trinity pays Unity, an affiliate of Lawrence Burstein, a fee of $4,000 monthly for providing Trinity with office space and certain office and secretarial services. However, this arrangement is solely for Trinity’s benefit and is not intended to provide Mr. Burstein compensation in lieu of a salary. Other than this $4,000 monthly fee, no compensation of any kind, including finder’s and consulting fees, are paid to any of Trinity’s officers and directors, or any of their respective affiliates, for services rendered to Trinity. However, Trinity’s officers and directors are reimbursed for out-of-pocket expenses incurred in connection with activities on Trinity’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there is no review of the reasonableness of the expenses by anyone other than Trinity’s Board of Directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Because none of Trinity’s directors are deemed “independent,” Trinity does not have the benefit of independent directors examining the propriety of expenses incurred on its behalf and subject to reimbursement.

Trinity Principal Stockholders
      The following table sets forth information as of June 30, 2005, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Trinity common stock or Class B common stock by (i) each person known by Trinity to be the owner of more than 5% of outstanding shares of common stock or Class B common stock, (ii) each director and (iii) all officers and directors as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock and Class B common stock shown as beneficially owned by them.

	Common Stock(1)		Class B Common Stock(1)

			Number of
	Number of		Shares of
	Shares of		Class B
	Common Stock		Common Stock
	Beneficially	Ownership	Beneficially	Ownership
Name and Address of Beneficial Owner	Owned	Percentage	Owned	Percentage

Edward S. Gutman(2)	—	—	146,700	9.8%
Jack Silver(3)	48,000	16.7	100,000	6.7%
Ramapo Trust(4)	—	—	90,000	6.0%
Lawrence Burstein(5)	16,050	5.6	—	—
James Scibelli	50	*	—	—
David Buckel	—	—	—	—
Theodore Kesten	—	—	—	—
All directors and executive officers as a group (4 persons)	16,100	5.6	—	—

*	Represents beneficial ownership of less than 1%.

(1)	Does not include shares of common stock issuable upon exercise of Class W Warrants and Class Z Warrants which are beneficially owned by each of the persons named in the above table but which are not exercisable until the later of (i) July 29, 2005 or (ii) the earlier of (a) the consummation by Trinity of a business combination or (b) the distribution of Trinity’s trust fund to its Class B stockholders.

(2)	Based on information contained in a Schedule 13G filed by Edward S. Gutman in March 2005, Mr. Gutman has sole power to vote or to direct the vote, and sole power to dispose or direct the disposition, of 146,700 shares of Trinity Class B common stock. Such Schedule 13G states that 21,000 of such shares are held by the Gutman Family Foundation, of which Mr. Gutman is the President.

(3)	Based on information contained in two Schedule 13G’s filed by Jack Silver in February 2005, Mr. Silver has sole power to vote or to direct the vote, and sole power to dispose or direct the disposition, of 48,000 shares of common stock and 100,000 shares of Trinity Class B common stock.

Such Schedule 13G states that all of such shares are held by the Sherleigh Associates Profit Sharing Plan, a trust of which Mr. Silver is the trustee.

(4)	Based on information contained in a Schedule 13G filed by Ramapo Trust in October 2004, Ramapo Trust has sole power to vote or to direct the vote, and sole power to dispose or direct the disposition, of 45,000 Series B Units, which consists of 90,000 shares of Class B common stock, Class W Warrants to purchase 45,000 shares of common stock and Class Z Warrants to purchase 45,000 shares of common stock.

(5)	Includes 3,000 shares of common stock owned by the wife of Mr. Burstein and 1,000 shares of common stock owned by the daughter of Mr. Burstein, of which shares Mr. Burstein disclaims beneficial ownership.

Certain Related Transactions of Trinity
      Prior to Trinity’s initial public offering, Trinity issued 100 shares of common stock for $500 in cash, or a purchase price of $5.00 per share. Trinity also issued 362,500 Class W Warrants and 362,500 Class Z Warrants for $36,250 in cash, at a purchase price of $0.05 per warrant. These securities were issued to the individuals set forth below, as follows:

	Number of	Number of		Number of
	Shares of	Class W		Class Z
Name	Common Stock	Warrants		Warrants

Lawrence Burstein	12,050	132,957	(1)	132,957	(1)
James Scibelli	50	170,000		170,000
David Buckel	—	11,250		11,250
Theodore Kesten	—	11,250		11,250

(1)	Includes 7,501 Class W Warrants and 7,501 Class Z Warrants held by Mr. Burstein’s affiliate, Unity.
      Trinity pays Unity a monthly fee of $4,000 for office and secretarial services, including the use of office space in premises occupied by Unity. Mr. Burstein is the president and a principal stockholder of Unity and as a result, benefits from the transaction to the extent of his interest in Unity. However, this arrangement is solely for Trinity’s benefit and is not intended to provide Mr. Burstein compensation in lieu of a salary. Trinity believes, based on rents and fees for similar services in the New York City metropolitan area, that the fee charged by Unity is at least as favorable as Trinity could have obtained from an unaffiliated person. However, as Trinity’s directors may not be deemed “independent,” Trinity did not have the benefit of disinterested directors approving this transaction.
      Trinity reimburses its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on Trinity’s behalf, such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by Trinity, which will be reviewed only by Trinity’s Board or a court of competent jurisdiction if such reimbursement is challenged.
      Other than the $4,000 per-month administrative fee and reimbursable out-of-pocket expenses payable to Trinity’s officers and directors, no compensation or fees of any kind, including finders and consulting fees, are paid to any of Trinity’s officers or directors, or to any of their respective affiliates for services rendered to Trinity.
      In connection with Trinity’s initial public offering, HCFP Brenner Securities LLC (“HCFP”) was engaged to act as Trinity’s non exclusive investment banker in connection with its business combination and be paid a fee in connection therewith of $300,000. At Trinity’s request HCFP has agreed to substantially reduce its compensation and will now be paid a cash fee of $75,000, and receive 7,500 shares of common stock and five-year warrants to purchase 15,000 shares of common stock at $5.00 per share, at closing of the business combination for assisting Trinity in structuring and negotiating the terms of the transaction.

     Management’s Discussion and Analysis of Financial Condition and Results of Operations
      The following discussion should be read in conjunction with Trinity’s financial statements and footnotes thereto contained in this joint proxy statement/prospectus.
     Six Months Ended June 30, 2005
          Recent Events
      On March 24, 2005, Trinity executed a definitive agreement for the merger with FreeSeas Inc. (“FreeSeas”), formerly known as Adventure Holdings, S.A. (the “Transaction”). FreeSeas, through wholly owned subsidiaries, owns and operates two bulk carriers, the M/ V Free Destiny and the M/ V Free Envoy. In addition, in June 2005, FreeSeas, through a newly formed subsidiary, acquired a new carrier for a purchase price of $11,025,000.
      The definitive merger agreement for the Merger contemplates Trinity’s merger with and into FreeSeas, with Trinity’s current stockholders receiving one share and one warrant of FreeSeas for each share and warrant they presently own. After giving effect to the Merger, Trinity’s stockholders will own approximately 28.4% of FreeSeas. In addition, the management of FreeSeas will receive options and warrants to acquire an additional 950,000 shares of FreeSeas’ common stock, exercisable at $5.00 per share over terms ranging from three to five years. The Merger is subject to, among other things, the filing of definitive proxy materials with the Securities and Exchange Commission and approval of the Merger by Trinity’s stockholders.
          General
      Trinity was incorporated in April 2004 to serve as a vehicle to effect a business combination with an operating business. On August 4, 2004, Trinity completed its initial public offering of 143,750 Series A Units and 747,500 Series B Units, including 18,750 Series A Units and 97,500 Series B Units issued upon exercise of the underwriters’ over allotment option. Each Series A Unit consists of two shares of our common stock, five Class W Warrants and five Class Z Warrants and each Series B Unit consists of two shares of our Class B Common Stock, one Class W Warrant and one Class Z Warrant. Each Class W Warrant and Class Z Warrant entitles the holder to purchase one share of our common stock at a price of $5.00.
      For a description of the proceeds generated in the offering and a discussion of the use of such proceeds, see liquidity and capital resources below and Notes 1 and 3 of the interim financial statements included elsewhere in this joint proxy statement/prospectus.
          Operations
      Net loss for the three months ended June 30, 2005 of $109,669 consisted of interest income on the trust fund investment of $50,462 and interest on cash and cash equivalents of $2,589, offset by expenses of $162,720, consisting of $126,653 for Transaction expenses, $5,000 for professional fees, and $31,067 for other expenses, which includes $12,000 of expense related to a monthly administrative services agreement with an affiliate.
      Net loss for the six months ended June 30, 2005 of $308,506 consisted of interest income on the trust fund investment of $92,979 and interest on cash and cash equivalents of $4,667 offset by expenses of $406,152, consisting of $316,769 for Transaction expenses, $27,443 for professional fees, and $61,940 for other expenses, which includes $24,000 of expense related to a monthly administrative services agreement with an affiliate.
      For the period from inception (April 14, 2004) through June 30, 2004, Trinity had a net loss of $18,794, attributable to organization, formation and general and administrative expenses.
      Trinity believes that it has sufficient available funds to complete its efforts to effect a business combination with an operating business.

          Liquidity and Capital Resources
      Trinity consummated its initial public offering on August 4, 2004. Gross proceeds from Trinity’s initial public offering, including the full exercise of the underwriters’ over-allotment option, were $9,059,125. After deducting offering expenses of $973,472, net proceeds were $8,085,653. Of this amount, $7,549,750 was placed in a trust account and the remaining proceeds have been available to be used to provide for Trinity’s business, legal and accounting due diligence costs on prospective acquisitions and its continuing general and administrative expenses. Trinity will use substantially all of the net proceeds of its initial public offering to acquire a target business, including identifying and evaluating prospective acquisition candidates, selecting the target business, and structuring, negotiating and consummating the business combination. To the extent that Trinity’s capital stock is used in whole or in part as consideration to effect a business combination, the proceeds held in the trust fund as well as any other net proceeds not expended will be used to finance the operations of the target business. Trinity believes that it will have sufficient available funds outside of the trust fund to operate through January 31, 2006, assuming that a business combination is not consummated during that time. Trinity does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business.
     Year Ended December 31, 2004

Recent Events
      On March 28, 2005, Trinity announced it had executed a definitive agreement for the merger of Trinity and FreeSeas, the then owner and operator of two drybulk carriers, the M/ V Free Destiny and the M/ V Free Envoy. The merger is subject to, among other things, approval of the transaction by Trinity Class B stockholders. After giving effect to the merger, Trinity stockholders would own approximately 28.4% of FreeSeas.

General
      Trinity was incorporated in April 2004 to serve as a vehicle to effect a business combination with an operating business. On August 4, 2004, Trinity completed its initial public offering of 143,750 Series A Units and 747,500 Series B Units, including 18,750 Series A Units and 97,500 Series B Units issued upon exercise of the underwriters’ over-allotment option. Each Series A Unit consists of two shares of common stock, five Class W Warrants and five Class Z Warrants and each Series B Unit consists of two shares of Class B common stock, one Class W Warrant and one Class Z Warrant. Each Class W Warrant and Class Z Warrant entitles the holder to purchase one share of common stock at a price of $5.00.
      For a description of the proceeds generated in the offering and a discussion of the use of such proceeds, see “Liquidity and Capital Resources” below and Notes 1 and 2 of the Trinity audited financial statements included elsewhere in this joint proxy statement/ prospectus.

Operations
      Net loss for the period from inception (April 14, 2004) to December 31, 2004 consisted of interest income on the trust fund investment of $50,335 and interest on cash and cash equivalents of $2,679, offset by operating expenses of $75,948 for professional fees, $15,911 for organization costs and $47,632 for other operating expenses, which includes $20,000 of expense paid to Unity pursuant to an administrative services agreement.

Liquidity and Capital Resources
      Trinity consummated its initial public offering on August 4, 2004. Gross proceeds from the initial public offering, including the full exercise of the underwriters’ over-allotment option, were $9,059,125. Net proceeds were $8,085,653, after deducting offering expenses of $973,472, including $78,775 representing the underwriters’ non-accountable expense allowance of 1% of the gross proceeds and underwriting discounts of $634,139. Of this amount, $7,549,750 was placed in a trust account and the remaining proceeds are available to be used to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Trinity intends to use substantially all of the net proceeds from the offering to acquire a target business, including identifying and evaluating prospective acquisition candidates, selecting the target business, and structuring, negotiating and consummating the business combination. To the extent that Trinity’s capital stock is used in whole or in part as consideration to effect a business combination, the proceeds held in the trust fund as well as any other net proceeds not expended will be used to finance the operations of the target business. Trinity believes that it has sufficient available funds outside of the trust fund to operate through January 31, 2006, assuming that a business combination is not consummated during that time. Trinity does not believe it will need to raise additional funds in order to meet the expenditures required by its operations.
      In April 2004, Trinity issued an aggregate of $46,000 of non-interest bearing, unsecured notes payable to Mr. Burstein, a stockholder, director and Trinity’s President and Treasurer and to James Scibelli, a stockholder and Trinity’s Chairman and Secretary. Such notes were repaid out of the proceeds of Trinity’s initial public offering on August 4, 2004 and retired.

Off-Balance Sheet Arrangements
      As of December 31, 2004 Trinity did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated by the SEC.

Contractual Obligations and Commitments
      Trinity’s contractual obligations are set forth in the following table as of December 31, 2004.

	Payment Due by Period

		Less Than			More Than
Contractual Obligations	Total	1 Year	1-3 Years	3-5 Years	5 Years

Administrative services agreement(1)	$52,000	$48,000	$4,000	$—	$—
Total	$52,000	$48,000	$4,000	$—	$—

(1)	Trinity is obligated, having commenced July 29, 2004, to pay to Unity, an affiliate of Lawrence Burstein, a stockholder, director and Trinity’s President and Treasurer, a monthly fee of $4,000 for office and secretarial services.
      If Trinity does not complete a business combination within 12 months after the completion of its initial public offering in August 2004, or within 18 months if certain extension criteria have been satisfied, Trinity will distribute to all of its Class B stockholders, in proportion to their respective equity interests in the Class B common stock, an aggregate sum equal to the amount in the trust fund, inclusive of any interest, and all then outstanding Class B common stock will be automatically cancelled. There will be no distribution from the trust fund with respect to Trinity common stock or Class W and Class Z Warrants. However, any remaining net assets following the distribution of the trust fund will be available for use by Trinity. The distribution per Class B share, taking into account interest earned on the trust fund, was approximately $5.15 per share based on the value in the trust fund as of June 30, 2005.

Critical Accounting Policies
      Trinity’s significant accounting policies are described in Note 3 to its audited financial statements included elsewhere in this joint proxy statement/ prospectus. Trinity believes the following critical accounting polices involved the most significant judgments and estimates used in the preparation of its financial statements.
      Cash and Cash Equivalents — Trinity considers all highly liquid investments with original maturities of three months or less to be cash equivalents.
      Investments — Restricted investments consist of investments acquired, which are included in the trust fund, with maturities exceeding three months but less than three years. Consistent with Statement of

Financial Accounting Standards No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” Trinity classifies all debt securities and all investments in equity securities that have readily determinable fair values as available-for-sale, as the sale of such securities may be required prior to maturity to implement management strategies.
      Income Taxes — Trinity follows Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.
      Net Loss Per Share — Net loss per share is computed on the basis of the weighted average number of common stock and Class B common stock outstanding for the period, including common stock equivalents (unless anti-dilutive), which would arise from the exercise of warrants.
      Use of Estimates and Assumptions — The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results can, and in many cases will, differ from those estimates.
      New Accounting Pronouncements — Trinity does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on its financial statements.

Quantitative and Qualitative Disclosures About Market Risk
      Market risk is the exposure to loss resulting from changes in interest rates, foreign currency exchange rates, commodity prices and equity prices. Trinity does not believe it is exposed to significant market risk.

Controls and Procedures
      Trinity’s management carried out an evaluation, with the participation of Lawrence Burstein, Trinity’s principal executive officer and principal financial officer, of the effectiveness of its disclosure controls and procedures as of December 31, 2004. Based upon that evaluation, Mr. Burstein concluded that Trinity’s disclosure controls and procedures were effective to ensure that information required to be disclosed by Trinity in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC.
      There has not been any change in Trinity’s internal control over financial reporting in connection with the evaluation required by Rule 13a-15(d) under the Exchange Act that occurred during the three months ended December 31, 2004 that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.
FreeSeas

General
      FreeSeas is a privately held, independent commercial shipping company that operates in the drybulk shipping markets through its three wholly owned subsidiaries, Adventure Two S.A. (“Adventure Two”), Adventure Three S.A. (“Adventure Three”) and Adventure Four S.A. (“Adventure Four”). FreeSeas was formed on April 23, 2004 under the name “Adventure Holdings S.A.” pursuant to the laws of the Republic of the Marshall Islands to serve as the parent holding company of the ship-owning entities. On April 27, 2005, the company changed its name to “FreeSeas Inc.” Its principal offices are located in Piraeus, Greece and its telephone number is 011-30-2104-528770.

Corporate Structure
      FreeSeas owns its vessels through three separate wholly owned subsidiaries incorporated in the Marshall Islands. The operations of the vessels are managed by Free Bulkers, an affiliated Marshall Islands corporation incorporated on September 9, 2003 and which established a Greek branch office on October 31, 2003. Free Bulkers provides FreeSeas with a wide range of shipping services at a fixed monthly fee per vessel. These services include technical management, such as managing day-to-day vessel operations including supervising the crewing, supplying, maintaining and drydocking of vessels, commercial management regarding identifying suitable vessel charter opportunities, and certain accounting services.
      The names of FreeSeas’ wholly owned subsidiaries that own the three vessels, the respective dates of their incorporation, the vessel each owns and the month of its acquisition are as follows:

Owner	Date of Incorporation	Name	Date of Acquisition

1) Adventure Two S.A.	February 5, 2004(1)	“Free Destiny”	August 3, 2004
2) Adventure Three S.A.	February 5, 2004(1)	“Free Envoy”	September 20, 2004
3) Adventure Four S.A.	April 15, 2005	“Free Fighter”	June 15, 2005

(1)	George D. Gourdomichalis, Ion G. Varouxakis and Efstathios D. Gourdomichalis, the current directors and officers of FreeSeas and the beneficial owners of the current shareholders of FreeSeas, formed each of these companies for the purpose of acquiring one ship per company. Each of these companies is now a wholly owned subsidiary of FreeSeas, as explained more fully below.
      The three individual principals of FreeSeas, Ion G. Varouxakis, George D. Gourdomichalis and Efstathios D. Gourdomichalis, initially owned their respective interests in FreeSeas indirectly through two companies, V Capital S.A. (“V Capital”) and G. Bros S.A. (“G. Bros”). V Capital was incorporated under the laws of Liberia on March 9, 2000 by Ion Varouxakis, its sole shareholder, and was redomiciled in the Republic of the Marshall Islands. G. Bros was incorporated under Marshall Islands law on July 21, 2003 by George Gourdomichalis and Efstathios Gourdomichalis, its only shareholders. V Capital and G. Bros were each formed by their respective shareholders to participate in the commercial shipping industry.
      In August 2003, V Capital and G. Bros, through a Marshall Islands company known as One Adventure S.A., jointly acquired and operated one dry bulk shipping vessel, the M/V Free Champion. In February 2004, the three principals of V Capital and G. Bros then formed Adventure Two and Adventure Three under Marshall Islands law for the purpose of owning and operating additional dry bulk carriers. In March 2004, Adventure Two and Adventure Three entered into Memoranda of Agreement to acquire from unaffiliated third parties the M/V Free Destiny and the M/V Free Envoy, respectively. Also, in March 2004, M/V Free Champion was sold.
      The three individual principals of V Capital and G. Bros then determined to jointly form a single commercial shipping holding company to operate in the dry bulk shipping markets through wholly owned subsidiaries. As is common practice in the shipping industry, the principals decided to use a holding company structure to permit consolidation, to isolate liability exposure with respect to each vessel by having each vessel owned by a different subsidiary, and to facilitate access to the capital markets both in the United States and abroad. To establish the holding company structure, on April 23, 2004 the three principals of V Capital and G. Bros formed Adventure Holdings S.A. under Marshall Islands law. Adventure Holdings subsequently changed its name to FreeSeas Inc. FreeSeas was formed for the purpose of owning the two previously established operating subsidiaries, Adventure Two and Adventure Three, and was not formed with the intention of combining with a publicly reporting blank check company. On April 27, 2004, FreeSeas issued 50% of its stock to V Capital and 50% of its stock to G. Bros. This stock was issued in the form of bearer shares of common stock, which is a form of ownership permitted under Marshall Islands law.
      After the Merger Agreement was signed on March 24, 2005, the three FreeSeas principals determined to create three new and separate corporate entities to be the record owners of their respective FreeSeas’ shares, with each individual principal having his own company be a shareholder of FreeSeas. This also permitted the principals of V Capital and G. Bros to reallocate their share ownership in FreeSeas in these three separate corporate entities. The new corporate entities had not conducted any business and did not own any assets. Accordingly, on March 28, 2005, Mr. Varouxakis formed The Mida’s Touch, S.A. (“The Mida’s Touch”) under Marshall Islands law for the sole purpose of being the record owner of the shares of common stock of FreeSeas beneficially owned by him. On March 29, 2005, Mr. George Gourdomichalis formed Alastor Investments S.A. (“Alastor Investments”) under Marshall Islands law for the sole purpose of being the record owner of the shares of common stock of FreeSeas beneficially owned by him. On March 29, 2005, Mr. Efstathios Gourdomichalis formed N.Y. Holdings S.A. (“N.Y. Holdings”) under Marshall Islands law for the sole purpose of being the record owner of the shares of common stock of FreeSeas beneficially owned by him. On April 25, 2005, V Capital and G. Bros transferred all of their respective ownership of FreeSeas common stock to The Mida’s Touch, Alastor Investments and N.Y. Holdings. As a result of these transfers, on May 30, 2005, The Mida’s Touch, Alastor Investments and N.Y. Holdings each executed joinders to the Merger Agreement, making them parties to the Merger Agreement and replacing V Capital and G. Bros as parties. Other than their respective ownership of shares of FreeSeas, The Mida’s Touch, Alastor Investments and N.Y. Holdings have no business operations or assets.

FreeSeas’ Fleet
      FreeSeas’ current fleet consists of two Handysize vessels and one Handymax vessel that carry a variety of drybulk commodities, including coal, iron ore, and grains, or major bulks, as well as bauxite, phosphate, fertilizers and steel products, or minor bulks. The following table describes FreeSeas’ current fleet:

Vessel	Dwt	Country Built	Year Built	Vessel Type

Free Destiny(1)	25,240	Bulgaria	1982	Handysize
Free Envoy(2)	26,318	Japan	1984	Handysize
Free Fighter(3)	40,000	Bulgaria	1982	Handymax

(1)	This vessel was subject to period time charter ending October 3, 2005 at a gross rate of $10,530 per day, plus 25% profit sharing with charterer. Thereafter, the vessel was delivered to new charterers for one time charter trip to the Far East with approximate duration of 60 days at a net charter rate of $11,800 per day.

(2)	This vessel was subject to period time charter ended on September 27, 2005 at a gross rate of $10,530 per day, plus 25% profit sharing with charterer. Thereafter, the vessel was delivered to new charterers for approximately three to five months at a net charter rate of $11,100 per day.

(3)	Redelivered from current charterers on September 28, 2005 and thereafter delivered to new charterers for one-time charter trip to West Africa with approximate duration of 90 days at a net charter rate of $11,480 per day.

Competitive Strengths
      FreeSeas believes that it possesses the following competitive strengths:

•	Experienced Management Team. FreeSeas’ management team has significant experience in operating drybulk carriers and expertise in all aspects of commercial, technical, operational and financial areas of its business.

•	Strong Customer Relationships. FreeSeas, through Free Bulkers, its ship management company, has many long-established customer relationships, and FreeSeas believes it is well regarded within the international shipping community.

•	Profitable Operations to Date. Since its inception, FreeSeas’ principals have operated its vessels profitably by carefully selecting secondhand vessels, competitively commissioning and actively supervising cost-efficient shipyards to perform repair, reconditioning and systems upgrading work, together with a proactive preventive maintenance program both ashore and at sea, and employing professional, well-trained masters, officers and crews. FreeSeas believes that this combination allows it to minimize off-hire periods, effectively manage insurance costs, and control overall operating expenses.

Business Strategy
      FreeSeas’ business strategy is focused on providing reliable seaborne transportation services at competitive cost, and building and maintaining relationships with charterers of drybulk carriers, brokers, suppliers, classification societies and others in the drybulk shipping industry. Additionally, with proceeds of approximately $7,000,000 from the Merger and additional debt financing, FreeSeas plans to expand its fleet to make its drybulk carrier business more cost efficient and more attractive to its customers. FreeSeas may seek to create shareholder value by acquiring and operating additional drybulk carriers across the size spectrum, including large (Capesize), medium (Panamax) and small (Handymax and Handysize), and employing them in primarily “period time charter” contracts. FreeSeas’ financial strategy is focused on maintaining a reasonable level of leverage as compared to many of its competitors.

Vessel Employment
      FreeSeas intends to employ its vessels in the spot charter market, under period time charters and in drybulk carrier pools. The M/ V Free Destiny was subject to a time charter ending on October 3, 2005 at a gross charter rate of $10,530 per day plus 25% profit sharing with the charterer. Thereafter, the vessel was delivered to new charterers for one time charter trip to the Far East with approximate duration of 60 days at a net charter rate of $11,800 per day. The M/ V Free Envoy was subject to a time charter that ended on September 27, 2005 at a gross charter rate of $10,530 per day plus 25% profit sharing with the charterer. Thereafter, the Free Envoy was delivered to new charterers for approximately three to five months at a net charter rate of $11,100 per day. The M/ V Free Fighter was redelivered from current charterers on September 28, 2005 and thereafter was delivered to new charterers for one-time charter trip to West Africa with an approximate duration of 90 days at a net charter rate of $11,480 per day.
      A spot charter and a period time charter are contracts to charter a vessel for an agreed period of time at a set daily rate. A spot charter is a contract to carry a specific cargo for a per ton carry amount. Under spot charters, FreeSeas pays voyage expenses such as port, canal and fuel costs. Under period time charters, the charterer pays these voyage expenses. Under both types of charters, FreeSeas will pay for vessel operating expenses, which include crew costs, provisions, deck and engine stores, lubricating oil, insurance, maintenance and repairs. FreeSeas is also responsible for each vessel’s intermediate drydocking and special survey costs. Alternatively, vessels can be chartered under “bareboat” contracts whereby the charterer is responsible for the vessel’s maintenance and operations, as well as all voyage expenses.
      Vessels operating on period time charter provide more predictable cash flows, but can yield lower profit margins than vessels operating in the spot market during periods characterized by favorable market conditions. Vessels operating in the spot market generate revenues that are less predictable but may enable FreeSeas to increase profit margins during periods of increasing drybulk charter rates. However, FreeSeas would then be exposed to the risk of declining drybulk charter rates, which may be higher or lower than the rates at which FreeSeas chartered its vessels. FreeSeas is constantly evaluating opportunities for period time charters, but only expects to enter into additional period time charters if FreeSeas can obtain contract terms that satisfy its criteria.
      Although FreeSeas has not previously done so, it may from time to time utilize forward freight agreements that enable FreeSeas to enter into contractual obligations to sell the spot charter forward and thereby reduce FreeSeas’ exposure to a potential deterioration of the charter market.

Customers
      During the year ended December 31, 2004, one charterer, Express Sea Transport Corporation, chartered both of the M/V Free Destiny and the M/V Free Envoy. Until the acquisition of the M/V Free

Fighter in June 2005, FreeSeas’ only sources of revenue were the charters by Express Sea Transport Corporation. The M/V Free Fighter is being chartered by other charterers.

Management of the Fleet
      FreeSeas is under common control with Free Bulkers, the company it uses to manage its vessels. FreeSeas does not employ personnel to run its vessel operating and chartering business on a day-to-day basis. Accordingly, FreeSeas will continue to outsource substantially all of its technical and commercial functions relating to the operation and employment of its vessels to Free Bulkers under three separate management agreements. The agreements remain in effect indefinitely unless, in each case, it is terminated by either party upon two months’ advance notice. FreeSeas’ Executive Committee, under the guidance of FreeSeas’ Board of Directors, manages FreeSeas’ business as a holding company, including FreeSeas’ own administrative functions, and FreeSeas monitors Free Bulkers’ performance under the management agreements. FreeSeas anticipates that Free Bulkers may manage any additional vessels FreeSeas may acquire in the future.
      Pursuant to the management agreements, FreeSeas pays Free Bulkers a monthly (pro rata for the calendar days) management fee of $15,000 per vessel, paid in advance, from the date of signing the Memorandum of Agreement for the purchase of the vessel until two months after delivery of the vessel to its new owners pursuant to its subsequent sale. FreeSeas has also agreed to pay Free Bulkers a fee equal to 1 1/4% of the gross freight or hire collected from the employment of FreeSeas’ vessels. In addition, FreeSeas has agreed to pay Free Bulkers a 1% commission to be paid to Free Bulkers on the gross purchase price of any new vessels acquired or the gross sales price of any vessels sold by FreeSeas with the assistance of Free Bulkers. FreeSeas also reimburses, at cost, the travel and other personnel expenses of the Free Bulkers staff, including the per diem paid by Free Bulkers to its staff, when they are required to attend FreeSeas’ vessels at port.
      FreeSeas believes that it pays Free Bulkers industry standard fees for these services. FreeSeas is aware of three comparable structures of affiliated drybulk vessel-owning companies and management companies. All three of those arrangements have the same 1 1/4% chartering/commercial fee and 1% commission on purchases or sales of vessels by the affiliated vessel-owning companies as does the arrangement between Free Bulkers and FreeSeas. One of the three arrangements has the same monthly management fee of $15,000 per vessel as Free Bulkers and FreeSeas have, one charges a higher fee and the third is based on different parameters and therefore hard to compare.

Crewing and Employees
      Free Bulkers, FreeSeas’ affiliate, employs approximately 10 people, including the principal shareholders and management of FreeSeas, all of whom are shore-based. In addition, Free Bulkers is responsible for recruiting, either directly or through a crewing agent, the senior officers and all other crew members for FreeSeas’ vessels.

Loans for Vessels
      FreeSeas’ subsidiaries, Adventure Two, Adventure Three and Adventure Four, have obtained financing from unaffiliated lenders for its three vessels. Adventure Two has obtained financing in the original principal amount of $5,000,000 from Corner Banca S.A.; the $3,700,000 outstanding principal balance of this loan was refinanced in September 2005 with a loan from Hollandsche Bank-Unie N.V. The loan as refinanced bears interest at 1.95% above LIBOR, matures in 2008, and is payable in eight quarterly installments of $75,000 each beginning December 27, 2005, followed by one quarterly installment of $100,000, two quarterly installments of $500,000 each, and a balloon payment of $2,000,000 (as compared to, prior to the refinance, seven quarterly installments of $425,000 each followed by six quarterly installments of $266,667 each). The loan is secured by a first preferred mortgage on the M/V Free Destiny, suretyship, or guarantees, of $500,000 plus interest and costs from Messrs. G. Gourdomichalis, Varouxakis and E. Gourdomichalis, joint and several liability of Adventure Three, and pledges of (1) the rights and earnings under time charter contracts present or future, (2) rights under insurance policies, and (3) good and documents of title that may come into the bank’s possession for the benefit of Adventure Two.
      Adventure Three owns the Free Envoy subject to a mortgage securing a loan in the original principal amount of $6,000,000 from Hollandsche Bank-Unie N.V. The loan was amended in September 2005, pursuant to which the interest was reduced to 1.95% above LIBOR. The loan matures in 2007, and is payable in 11 quarterly installments of $425,000 each with a balloon payment of $900,000. The loan is secured by a first preferred mortgage on the vessel, suretyship, or guarantees, of $500,000 plus interest and costs from Messrs. G. Gourdomichalis, Varouxakis and E. Gourdomichalis, joint and several liability of One Adventure S.A., and pledges of (1) the rights and earnings under time charter contracts present or future, (2) rights under insurance policies, (3) goods and documents of title that may come into the bank’s possession for the benefit of Adventure Three, and (4) bank balances that originally totaled $600,000 in the names of Messrs. G. Gourdomichalis, Varouxakis and E. Gourdomichalis. The $600,000 in deposit accounts pledged was reduced to $400,000 upon the first principal repayment, which was made on December 27, 2004, and was completely released upon the second principal repayment, which was made on March 29, 2005.
      In connection with both of these loans, Hollandsche Bank-Unie N.V. has agreed to release the personal guarantees upon the listing for trading of FreeSeas’ common stock. The personal guarantees will be replaced by the guarantee of FreeSeas at that time.
      Adventure Four owns the M/V Free Fighter subject to a mortgage securing a committed term loan facility in the original principal amount of $7,000,000 from Egnatia Bank, S.A. The loan bears interest at a rate of 1.875% above LIBOR. The loan matures in 2008, and is payable in consecutive quarterly installments as follows: two installments of $1,000,000, followed by four installments of $750,000, followed by six installments of $250,000 and a final balloon payment of $500,000. The loan is secured by the vessel, an assignment of income from the vessel, a corporate guarantee from Free Bulkers, corporate guarantees from Adventure Two and Adventure Three and personal guarantees from Messrs. G. Gourdomichalis, Varouxakis and E. Gourdomichalis. The corporate guarantee from Free Bulkers and the personal guarantees will be replaced by the corporate guarantee of FreeSeas and an undertaking from Free Bulkers upon the listing of FreeSeas’ common stock on The Nasdaq SmallCap Market.
      Each of the loan agreements also includes affirmative and negative covenants of Adventure Two, Adventure Three and Adventure Four, such as the maintenance of operating accounts, minimum cash deposits and minimum market values. Adventure Two, Adventure Three and Adventure Four are further restricted from incurring additional indebtedness, changing the vessels’ flags and distributing earnings without the prior written consent of the lenders.
      FreeSeas also had outstanding, as of June 30, 2005, three outstanding loans from its shareholders with an aggregate principal balance of $7,583,500, the proceeds of which were used to acquire its vessels. The first two loans, totaling $3,367,000 in principal amount, are interest-free. These loans were modified in April 2005 and October 2005 to provide for a repayment schedule for each loan of eight equal quarterly installments of $125,000 each in 2006 and 2007, with balloon payments of the balance due on each loan on January 1, 2008. Before these modifications, the loans were repayable from time to time based on FreeSeas’ available cash flow, and matured on the earlier of the sale date of the applicable vessel or December 31, 2006. The third shareholder loan, in the amount of $4,216,500, is also interest-free and is to be immediately repaid from the funds available upon the consummation of the Merger.

Property
      FreeSeas does not at the present time own or lease any real property. As part of the management services provided by Free Bulkers during the period in which FreeSeas conducted business to date, FreeSeas has shared, at no additional cost, offices with Free Bulkers. FreeSeas does not have current plans to lease or purchase space for its offices following completion of the Merger, although it may do so in the future as it hires additional employees in connection with the expansion of its operations following the Merger.

Competition
      FreeSeas operates in markets that are highly competitive and based primarily on supply and demand. Ownership of drybulk carriers is highly fragmented and is divided among approximately 1,400 drybulk carrier owners. FreeSeas competes for charters on the basis of price, vessel location, size, age and condition of the vessel, as well as on its reputation. There are many dry bulk shipping companies which are publicly traded on the U.S. stock markets, such as Dryships Inc., Diana Shipping Inc., Eagle Bulk Shipping Inc. and Excel Maritime Carriers Ltd., which are significantly larger than FreeSeas and have substantially more capital, more and larger vessels, personnel, revenue and profits and which are in competition with FreeSeas. There is no assurance that FreeSeas can successfully compete with such companies for charters or other business. In addition, the dry cargo handy size segment of the industry in which FreeSeas competes is highly fragmented with many of such companies owning one to four vessels. Many of such companies are better capitalized and have greater revenues and profits than FreeSeas. There is no assurance that FreeSeas will successfully compete with such companies for charters or other business.
      Free Bulkers arranges FreeSeas’ charters (whether spot charters, period time charters, bareboat charters or pools) through the use of brokers, who negotiate the terms of the charters based on market conditions. FreeSeas competes with other owners of drybulk carriers in the Capesize, Panamax, Handysize and Handymax sectors. Charters for FreeSeas’ vessels are negotiated by Free Bulkers utilizing a worldwide network of shipbrokers. These shipbrokers advise Free Bulkers on a continuous basis of the availability of cargo for any particular vessel. There may be several shipbrokers involved in any one charter. The negotiation for a charter typically begins prior to the completion of the previous charter in order to avoid any idle time. The terms of the charter are based on industry standards.

Seasonality
      Coal, iron ore and grains, which are the major bulks of the drybulk shipping industry, are somewhat seasonal in nature. The energy markets primarily affect the demand for coal, with increases during hot summer periods when air conditioning and refrigeration require more electricity and towards the end of the calendar year in anticipation of the forthcoming winter period. The demand for iron ore tends to decline in the summer months because many of the major steel users, such as automobile makers, reduce their level of production significantly during the summer holidays. Grains are completely seasonal as they are driven by the harvest within a climate zone. Because three of the five largest grain producers (the United States of America, Canada and the European Union) are located in the northern hemisphere and the other two (Argentina and Australia) are located in the southern hemisphere, harvests occur throughout the year and grains required drybulk shipping accordingly.

Environmental and Other Regulations
      Government regulation significantly affects the ownership and operation of FreeSeas’ vessels. The vessels are subject to international conventions and national, state and local laws and regulations in force in the countries in which FreeSeas’ vessels may operate or are registered.
      A variety of governmental and private entities subject FreeSeas’ vessels to both scheduled and unscheduled inspections. These entities include the local port authorities (U.S. Coast Guard, harbor master or equivalent), classification societies, flag state administration (country of registry) and charterers. Certain of these entities require FreeSeas to obtain permits, licenses and certificates for the operation of its vessels. Failure to maintain necessary permits or approvals could require FreeSeas to incur substantial costs or temporarily suspend operation of one or more of its vessels.
      FreeSeas believes that the heightened level of environmental and quality concerns among insurance underwriters, regulators and charterers is leading to greater inspection and safety requirements on all vessels and may accelerate the scrapping of older vessels throughout the industry. Increasing environmental concerns have created a demand for vessels that conform to the stricter environmental standards. FreeSeas is required to maintain operating standards for all of its vessels that will emphasize operational safety, quality maintenance, continuous training of its officers and crews and compliance with U.S. and international regulations. FreeSeas believes that the operation of its vessels is in substantial compliance with applicable environmental laws and regulations; however, because such laws and regulations are frequently changed and may impose increasingly stricter requirements, such future requirements may limit its ability to do business, increase its operating costs, force the early retirement of its vessels, and/or affect their resale value, all of which could have a material adverse effect on FreeSeas’ financial condition and results of operations.

Environmental Regulation — International Maritime Organization (“IMO”).
      In December 2003, the Marine Environmental Protection Committee of the IMO adopted a proposed amendment to the International Convention for the Prevention of Pollution from Ships to accelerate the phase out of single-hull tankers from 2015 to 2010 unless the relevant flag state, in a particular case, extends the date to 2015. This proposed amendment will come into effect in April 2005, unless objected to by a sufficient number of member states.
      The IMO has also negotiated international conventions that impose liability for oil pollution in international waters and a signatory’s territorial waters. In September 1997, the IMO adopted Annex VI to the International Convention for the Prevention of Pollution from Ships to address air pollution from ships. Annex VI was ratified in May 2004, and became effective in May 2005. Annex VI sets limits on sulfur oxide and nitrogen oxide emissions from ship exhausts and prohibits deliberate emissions of ozone depleting substances, such as chlorofluorocarbons. Annex VI also includes a global cap on the sulfur content of fuel oil and allows for special areas to be established with more stringent controls on sulfur emissions. FreeSeas had developed a plan to comply with the Annex VI regulations, which became effective once Annex VI became effective. Additional or new conventions, laws and regulations may be adopted that could adversely affect FreeSeas’ ability to operate its ships.
      The operation of FreeSeas’ vessels is also affected by the requirements set forth in the ISM Code. The ISM Code requires shipowners and bareboat charterers to develop and maintain an extensive “Safety Management System” that includes the adoption of a safety and environmental protection policy setting forth instructions and procedures for safe operation and describing procedures for dealing with emergencies. The failure of a shipowner or management company to comply with the ISM Code may subject such party to increased liability, may decrease available insurance coverage for the affected vessels, and may result in a denial of access to, or detention in, certain ports. Currently, each of FreeSeas’ vessels is ISM Code-certified. However, there can be no assurance that such certification will be maintained indefinitely.

Environmental Regulations — The United States of America Oil Pollution Act of 1990.
      OPA established an extensive regulatory and liability regime for the protection and cleanup of the environment from oil spills. OPA affects all owners and operators whose vessels trade in the United States of America, its territories and possessions or whose vessels operate in waters of the United States of America, which includes the United States’ territorial sea of the United States of America and its 200 nautical mile exclusive economic zone.
      Under OPA, vessel owners, operators, charterers and management companies are “responsible parties” and are jointly, severally and strictly liable (unless the spill results solely from the act or omission of a third party, an act of God or an act of war) for all containment and clean-up costs and other damages arising from discharges or threatened discharges of oil from their vessels, including bunkers (fuel).

      OPA limits the liability of responsible parties for drybulk vessels that are over 3,000 gross tons to the greater of $1,200 per gross ton or $10 million (subject to possible adjustment for inflation). These limits of liability do not apply if an incident was directly caused by violation of applicable United States federal safety, construction or operating regulations or by a responsible party’s gross negligence or willful misconduct, or if the responsible party fails or refuses to report the incident or to cooperate and assist in connection with oil removal activities.
      FreeSeas currently maintains for each of its vessels pollution liability coverage insurance in the amount of $1 billion per incident. If the damages from a catastrophic pollution liability incident exceed its insurance coverage, the payment of those damages may materially decrease FreeSeas’ net income.
      OPA requires owners and operators of vessels to establish and maintain with the United States Coast Guard evidence of financial responsibility sufficient to meet their potential liabilities under OPA. In December 1994, the Coast Guard implemented regulations requiring evidence of financial responsibility in the amount of $1,500 per gross ton, which includes the OPA limitation on liability of $1,200 per gross ton and the U.S. Comprehensive Environmental Response, Compensation, and Liability Act liability limit of $300 per gross ton. Under the regulations, vessel owners and operators may evidence their financial responsibility by showing proof of insurance, surety bond, self-insurance, or guaranty.
      OPA specifically permits individual states to impose their own liability regimes with regard to oil pollution incidents occurring within their boundaries, and some states have enacted legislation providing for unlimited liability for oil spills. In some cases, states, which have enacted such legislation, have not yet issued implementing regulations defining vessels owners’ responsibilities under these laws. FreeSeas currently complies, and intends to comply in the future, with all applicable state regulations in the ports where its vessels call.

Vessel Security Regulations
      Since the terrorist attacks of September 11, 2001, there have been a variety of initiatives intended to enhance vessel security. On November 25, 2002, the Maritime Transportation Security Act of 2002 (“MTSA”), came into effect. To implement certain portions of the MTSA, in July 2003, the U.S. Coast Guard issued regulations requiring the implementation of certain security requirements aboard vessels operating in waters subject to the jurisdiction of the United States of America. Similarly, in December 2002, amendments to the International Convention for the Safety of Life at Sea (“SOLAS”) created a new chapter of the convention dealing specifically with maritime security. The new chapter went into effect in July 2004, and imposes various detailed security obligations on vessels and port authorities, most of which are contained in the newly created ISPS Code. Among the various requirements are:

•	on-board installation of automatic information systems (“AIS”), to enhance vessel-to-vessel and vessel-to-shore communications;

•	on-board installation of ship security alert systems;

•	the development of vessel security plans; and

•	compliance with flag state security certification requirements.
      The U.S. Coast Guard regulations, intended to align with international maritime security standards, exempt non-U.S. vessels from MTSA vessel security measures provided such vessels have on board, by July 1, 2004, a valid International Ship Security Certificate (“ISSC”) that attests to the vessel’s compliance with SOLAS security requirements and the ISPS Code. FreeSeas’ vessels are in compliance with the various security measures addressed by the MTSA, SOLAS and the ISPS Code. FreeSeas does not believe these additional requirements will have a material financial impact on its operations.

Inspection by Classification Societies
      The hull and machinery of every commercial vessel must be classed by a classification society authorized by its country of registry. The classification society certifies that a vessel is safe and seaworthy in accordance with the applicable rules and regulations of the country of registry of the vessel and SOLAS. FreeSeas’ vessels are currently classed with Lloyd’s Register of Shipping and Korean Register of Shipping. ISM and ISPS certification have been awarded to all of FreeSeas’ vessels and Free Bulkers by Lloyd’s Register of Shipping.
      A vessel must undergo annual surveys, intermediate surveys, drydockings and special surveys. In lieu of a special survey, a vessel’s machinery may be on a continuous survey cycle, under which the machinery would be surveyed periodically over a five-year period. FreeSeas’ vessels are on special survey cycles for hull inspection and continuous survey cycles for machinery inspection. Every vessel is also required to be drydocked every two to three years for inspection of the underwater parts of such vessel.
      If any vessel does not maintain its class and/or fails any annual survey, intermediate survey, drydocking or special survey, the vessel will be unable to carry cargo between ports and will be unemployable and uninsurable. That could cause FreeSeas to be in violation of certain covenants in its loan agreements.
      At an owner’s application, the surveys required for class renewal may be split according to an agreed schedule to extend over the entire period of class. This process is referred to as continuous class renewal.
      All areas subject to survey as defined by the classification society are required to be surveyed at least once per class period, unless shorter intervals between surveys are prescribed elsewhere. The period between two subsequent surveys of each area must not exceed five years.
      Most insurance underwriters make it a condition for insurance coverage and lending that a vessel be certified as “in class” by a classification society which is a member of the International Association of Classification Societies. All three of FreeSeas’ vessels are certified as being “in class” by the Lloyd’s Register of Shipping and the Korean Register of Shipping, respectively.

Risk of Loss and Liability Insurance

General
      The operation of any cargo vessel includes risks such as mechanical failure, physical damage, collision, property loss, cargo loss or damage and business interruption due to political circumstances in foreign countries, hostilities and labor strikes. In addition, there is always an inherent possibility of marine disaster, including oil spills and other environmental mishaps, and the liabilities arising from owning and operating vessels in international trade. OPA, which imposes virtually unlimited liability upon owners, operators and bareboat charterers of any vessel trading in the exclusive economic zone of the United States of America for certain oil pollution accidents in the United States of America, has made liability insurance more expensive for ship owners and operators trading in the United States of America market. While FreeSeas believes that its present insurance coverage is adequate, not all risks can be insured, and there can be no guarantee that any specific claim will be paid, or that it will always be able to obtain adequate insurance coverage at reasonable rates.

Hull and Machinery Insurance
      FreeSeas has obtained marine hull and machinery and war risk insurance, which includes the risk of actual or constructive total loss, for all of its vessels. The vessels are each covered up to at least fair market value, with deductibles in amounts of approximately $100,000 to $150,000.

      FreeSeas arranges, as necessary, increased value insurance for its vessels. With the increased value insurance, in case of total loss of the vessel, FreeSeas will be able to recover the sum insured under the increased value policy in addition to the sum insured under the hull and machinery policy. Increased value insurance also covers excess liabilities which are not recoverable in full by the hull and machinery policies by reason of under insurance.

Protection and Indemnity Insurance
      Protection and indemnity insurance is provided by mutual protection and indemnity associations, or P&I Associations, which covers FreeSeas’ third-party liabilities in connection with its shipping activities. This includes third-party liability and other related expenses of injury or death of crew, passengers and other third parties, loss or damage to cargo, claims arising from collisions with other vessels, damage to other third-party property, pollution arising from oil or other substances, and salvage, towing and other related costs, including wreck removal. Protection and indemnity insurance is a form of mutual indemnity insurance, extended by protection and indemnity mutual associations, or “clubs.”
      FreeSeas’ current protection and indemnity insurance coverage for pollution is $1 billion per vessel per incident. The 14 P&I Associations that comprise the International Group insure approximately 90% of the world’s commercial tonnage and have entered into a pooling agreement to reinsure each association’s liabilities. FreeSeas’ vessels are members of the American Mutual Steamship Association. Each P&I Association has capped its exposure to this pooling agreement at $4.5 billion. As a member of a P&I Association, which is a member of the International Group, FreeSeas is subject to calls payable to the associations based on its claim records as well as the claim records of all other members of the individual associations and members of the pool of P&I Associations comprising the International Group.

Legal Proceedings
      To FreeSeas’ knowledge, it is not currently a party to any material lawsuit that, if adversely determined, would have a material adverse effect on its financial position, results of operations or liquidity.

Exchange Controls
      Under Marshall Island law, there are currently no restrictions on the export or import of capital, including foreign exchange controls or restrictions, that affect the remittance of dividends, interest or other payments to non-resident holders of FreeSeas’ shares.

Description of Management of FreeSeas
      The following table provides information about the current directors and executive officers and directors of FreeSeas who are anticipated to also serve as directors and/or executive officers of the Surviving Corporation:

Name	Age	Position

George D. Gourdomichalis(1)	38	Chairman and President
Ion G. Varouxakis	34	Director, Chief Executive Officer and Secretary
Efstathios D. Gourdomichalis(1)	33	Director, Chief Financial Officer and Treasurer

(1)	George D. Gourdomichalis and Efstathios D. Gourdomichalis are brothers.
      George D. Gourdomichalis is a co-founder and director of FreeSeas and serves as its Chairman and President. Prior to forming FreeSeas, Mr. Gourdomichalis, in 2003, co-founded Free Bulkers, a shipping management company. Free Bulkers is under common control with FreeSeas and also serves as the management company for FreeSeas. Between 2000 and 2003, Mr. Gourdomichalis was a Managing Director of Free Ships S.A., a ship management company, and Free Holdings S.A., a drybulk ship operating company. Mr. Gourdomichalis with his brother commenced their ship owning and operating activities in 1996 when they co-founded and operated Gourdomichalis Naftiki Eteria S.A., a drybulk ship management and operating company. From 1990 to 1996, Mr. Gourdomichalis was a partner at S.S. Maritime Inc. of New York, a ship brokering company, and acted as owners’ representative as well as performed commercial ship management for Baltmed Shipping Co., a joint venture between Greek and Russian shipping companies. Mr. Gourdomichalis holds Bachelor of Arts degrees in International Economics and Political Science from the University of Massachusetts at Amherst, Massachusetts, and studied Ocean Marine Transportation Management in the Master of Science degree program at the Maritime College of the State University of New York.
      Ion G. Varouxakis is a co-founder of FreeSeas and serves as its Chief Executive Officer and Secretary. Prior to forming FreeSeas, Mr. Varouxakis co-founded Free Bulkers in 2003. Mr. Varouxakis also has agreed to serve as a Director of Golden Energy Marine Corp., a shipping company, upon the completion of that company’s proposed public offering, for which it filed a Registration Statement on Form F-1 on July 11, 2005. From 2000 to 2003, Mr. Varouxakis was a Managing Director of Free Ships S.A., a ship management company, and Free Holdings S.A., a drybulk ship operating company. From 1997 to 2000, Mr. Varouxakis was a Director of Vernicos Maritime, a ship management company managing a fleet of drybulk carriers. Mr. Varouxakis holds a Candidature degree in Law from the Catholic University of Saint Louis in Brussels and a Bachelor of Science degree in Economics from the London School of Economics. Mr. Varouxakis is an officer of the reserves of the Hellenic Army.
      Efstathios D. Gourdomichalis is a co-founder and director of FreeSeas and serves as its Chief Financial Officer and Treasurer. Prior to forming FreeSeas, Mr. Gourdomichalis co-founded Free Bulkers. From 2000 through 2003, Mr. Gourdomichalis was a Managing Director of Free Ships S.A., a ship management company, and Free Holdings S.A., a drybulk ship operating company. Mr. Gourdomichalis with his brother commenced their ship owning and operating activities in 1996 when they co-founded and operated Gourdomichalis Naftiki Eteria S.A., a drybulk ship management and operating company. In 1998, Mr. Gourdomichalis founded In Link, S.A., a financial services’ firm which he sold in 2001. Mr. Gourdomichalis holds a Bachelor of Science degree in International Management and Finance from New York University and a Master of Science in Shipping Trade and Finance from the City University in London, England.
      Upon consummation of the Merger, FreeSeas’ Board of Directors will be increased to seven directors. The three current directors will remain on the Board and four new independent directors will join them. The four independent directors have been nominated and have agreed to serve as directors on the effective date of the Merger. The following are the biographies of the four director nominees:
      Professor Dimitrios Germidis, 67, currently serves as President of the Forum Francophone des Affaires, an international economic strategic planning organization. He is also President of the supervisory board of Scandinavian Baltic Mediterranean Bank and acts as a consultant and serves on the board of various Greek and foreign companies. Between 1992 and 1995 he was the Greek ambassador to the Organization for Economic Co-operation and Development (“OECD”), an international organization helping governments address the economic, social and governmental challenges of a global economy. Between 1989 and 1992, he was Governor of the National Bank of Greece, President of the Hellenic Association of Banks and Vice President of the European Federation of Banks. In 1978, he founded Arab-Hellenic Bank, where he served as Executive Vice Chairman until 1981. Mr. Germidis holds a Director of Philosophy degree in Economics from Paris University.
      Focko H. Nauta, 47, has, since September 2000, been director of FinShip SA, a ship financing company. He assisted FreeSeas in arranging debt financing with Hollandsche-Bank Unie N.V. From 1997 through 1999, Mr. Nauta served as a Managing Director of Van Ommeren Shipbroking, a London-based ship brokering company. Prior to 1997, he was a General Manager of a Fortis Bank branch. Mr. Nauta holds a degree in law from Leiden University in the Netherlands.

      George I. Margaronis, 38, has, since 2003, been Managing Director of Clarksons (Hellas) Ltd., an office of Clarksons PLC, the world’s largest shipping services firm. From 1999 to 2003 he served as Managing Director and Chartering Manager of Curzon Shipbrokers Corp., a leading Greek chartering broker of drybulk vessels. From 1993 to 1999 he served as Chartering and Operations Manager of Grecale Shipping Inc., a manager/operator of drybulk vessels. From 1989 to 1991, Mr. Margaronis was a drybulk shipbroker with Clarksons & Co. in London. Mr. Margaronis holds a Bachelor of Arts degree in Economics from Essex University in Essex, England and a Master of Science degree in Shipping Trade and Finance from the City University Business School in London, England. Mr. Margaronis is currently pursuing a Master of Laws degree in Maritime Law from London University.
      Matthew W. McCleery, 35, is currently the president of Marine Money International, a provider of maritime finance transactional information and maritime company analyses. Mr. McCleery joined Marine Money International in 1997 as managing editor and was promoted to president in 1999. He is also currently managing director of Marine Money Consulting Partners, the financial advisory and consulting arm of Marine Money International that provides shipowners with advisory services in capital raising, debt financing and business combination transactions. He assisted in the formation of Marine Money Consulting Partners in 2001. Mr. McCleery graduated from the University of Connecticut School of Law, and was admitted to the Connecticut bar, in 1997.

Executive Compensation
      Prior to the Merger, no executives of FreeSeas have received or will receive any compensation from FreeSeas. Upon consummation of the Merger, FreeSeas will enter into employment agreements with George D. Gourdomichalis, its Chairman and President, Ion G. Varouxakis, its Chief Executive Officer and Secretary, and Efstathios D. Gourdomichalis, its Chief Financial Officer and Treasurer. See “Employment Agreements.”

FreeSeas Principal Shareholders
      The following table sets forth information regarding the beneficial ownership of FreeSeas as of June 30, 2005 by:

•	each person known by FreeSeas to be the beneficial owner of more than 5% of FreeSeas shares;

•	each of FreeSeas’ officers and directors; and

•	all FreeSeas officers and directors as a group.
Unless otherwise indicated, FreeSeas believes that all persons named in the table have sole voting and investment power with respect to all shares of beneficially owned by them.

	Number of
Name	Shares		Percent(1)

Ion G. Varouxakis	1,837,500	(2)	28.57%
George D. Gourdomichalis	1,629,417	(3)	25.27%
Efstathios D. Gourdomichalis	1,483,083	(4)	23.12%
All directors and officers as a group (three persons)	4,950,001		73.52%

(1)	For purposes of computing the percentage of outstanding shares of common stock held by each person named above, any shares that the named person has the right to acquire within 60 days under warrants or options are deemed to be outstanding for that person, but are not deemed to be outstanding when computing the percentage ownership of any other person. These percentages are based on 6,282,600 shares of FreeSeas’ common stock that are estimated to be outstanding immediately following the Merger.

(2)	Reflects 1,687,500 shares of common stock and 66,667 shares of common stock issuable upon the exercise of warrants issued to The Mida’s Touch S.A., a company wholly owned by Ion G. Varouxakis; and 83,333 shares of common stock issuable upon exercise of immediately exercisable options to be granted to Mr. Varouxakis under his employment agreement with FreeSeas. Mr. Varouxakis is being granted a total of 250,000 options, 1/3 of which vests immediately, 1/3 of which vests after one year and the remaining 1/3 of which vests after two years. The options are exercisable at a price of $5.00 per share.

(3)	Reflects 1,462,750 shares of common stock and 66,667 shares of common stock issuable upon the exercise of warrants issued to Alastor Investments S.A., a company wholly owned by Alastor Foundation, a foundation of which George D. Gourdomichalis, is the sole beneficiary; and 100,000 shares of common stock issuable upon exercise of immediately exercisable options granted to Mr. Gourdomichalis under his employment agreement with FreeSeas. Mr. Gourdomichalis is being granted a total of 300,000 options, 1/3 of which vests immediately, 1/3 of which vests after one year and the remaining 1/3 of which vests after two years. The options are exercisable at a price of $5.00 per share.

(4)	Reflects 1,349,750 shares of common stock and 66,666 shares of common stock issuable upon the exercise of warrants issued to N.Y. Holdings S.A., a company wholly owned by Efstathios D. Gourdomichalis and 66,667 shares of common stock issuable upon exercise of immediately exercisable options granted to Mr. Gourdomichalis under his employment agreement with FreeSeas. Mr. Gourdomichalis is being granted a total of 200,000 options, 1/3 of which vests immediately, 1/3 of which vests after one year and the remaining 1/3 of which vests after two years. The options are exercisable at a price of $5.00 per share.

Employment Agreements
      Upon consummation of the Merger, FreeSeas will enter into employment agreements with George D. Gourdomichalis, its Chairman and President, Ion G. Varouxakis, its Chief Executive Officer and Secretary, and Efstathios D. Gourdomichalis, its Chief Financial Officer and Treasurer. The agreements will be for initial three-year terms, with additional two-year renewal terms so long as FreeSeas does not give notice of termination at least 30 days before the expiration of the current term. Under the agreements, each officer’s annual base salary is $150,000, which is subject to increases as may be approved by FreeSeas’ Board of Directors. Each officer is also entitled to receive performance or merit bonuses as determined from time to time by FreeSeas’ Board or a committee of the Board and to reimbursement of expenses and other employee benefits as may be implemented.
      FreeSeas may terminate the employment agreements for “cause” at any time. “Cause,” as defined in the agreements, means: (1) the willful breach or habitual neglect by the officer of his job duties and responsibilities; (2) material default or other material breach of an employee’s obligations under his or her employment agreement or fraud; or (3) conviction of any crime, excluding minor traffic offenses. The agreements terminate upon the officer’s death or after the officer’s disability and inability to perform his duties for a cumulative period of 90 days during any one year. The agreements do not provide for payments upon a change in control of FreeSeas.
      Pursuant to the agreements, FreeSeas also granted to each officer options to purchase shares of FreeSeas’ common stock at an exercise price of $5.00 per share, as follows: Mr. George Gourdomichalis, options to purchase 300,000 shares; Mr. Varouxakis, options to purchase 250,000 shares; and Mr. Efstathios Gourdomichalis, options to purchase 200,000 shares. The options vest at a rate of 1/3 per year beginning on the date of the signing of the agreement and are exercisable for five years from the vesting date. The officers are each entitled to receive grants of additional options to acquire shares of FreeSeas’ common stock from time to time during the terms of their respective employment as determined by FreeSeas’ Board of Directors.

Certain Related Transactions of FreeSeas
      Each of FreeSeas’ vessel owning subsidiaries has entered into a management contract with Free Bulkers, a company owned and operated by FreeSeas’ current directors. Pursuant to the management contracts, Free Bulkers is responsible for all aspects of management and maintenance for each of the vessels. Pursuant to the management agreements, FreeSeas pays Free Bulkers a monthly (pro rata for the calendar days) management fee of $15,000 per vessel, paid in advance, from the date of signing the Memorandum of Agreement for the purchase of the vessel until two months after delivery of the vessel to its new owners pursuant to its subsequent sale. FreeSeas has also agreed to pay Free Bulkers a fee equal to 1 1/4% of the gross revenues collected from the employment of FreeSeas’ vessels. FreeSeas has further agreed to pay Free Bulkers a 1% commission to be paid to Free Bulkers on the gross purchase price of any new vessels acquired or the gross sales price of any vessels sold by FreeSeas with the assistance of Free Bulkers. FreeSeas believes that it pays Free Bulkers industry standard fees for these services. FreeSeas anticipates that Free Bulkers may manage any additional vessels FreeSeas may acquire in the future.
      FreeSeas has currently outstanding three loans from its shareholders with an aggregate principal balance of $7,583,500 as of June 30, 2005. Two of these loans were made in August and September 2004 in connection with the purchases of the M/V Free Destiny and the M/V Free Envoy, respectively. The loans had principal balances at origination of $1,579,447 and $2,554,737, respectively, and are interest-free. In April 2005 and October 2005, FreeSeas and its shareholders agreed to modify the terms of the shareholder loans to provide for a repayment schedule for each loan of eight equal quarterly installments of $125,000 each in 2006 and 2007, with balloon payments of the balance due on each loan on January 1, 2008. Previously, the loans were repayable from time to time based on FreeSeas’ available cash flow, and matured on the earlier of the sale date of the applicable vessel or December 31, 2006. As of June 30, 2005, these loans had an aggregate carrying value of $3,117,000 and a principal balance of $3,367,000.
      In June 2005, FreeSeas, through a newly formed and wholly owned subsidiary, acquired a Handymax vessel originally built in 1982. The purchase price for the vessel was $11,025,000. FreeSeas financed the purchase price by borrowing $7,000,000 from an unaffiliated third-party lender and $4,216,500 from the FreeSeas shareholders to pay the $4,025,000 balance of the purchase price and for working capital. This shareholder loan is also interest free. Trinity and FreeSeas have agreed that FreeSeas will repay the loan immediately following the consummation of the Merger. The vessel was delivered charter-free and is being used to increase FreeSeas’ drybulk transport operations.
      If FreeSeas were to enter into agreements to acquire additional vessels prior to completion of the Merger, FreeSeas anticipates that it would obtain additional loans from its shareholders. After the Merger is completed, FreeSeas anticipates using working capital, together with bank loans, to acquire more vessels.
      In connection with the Merger, the FreeSeas Shareholders have been issued options and/or warrants to acquire 950,000 shares of FreeSeas common stock.

          Management’s Discussion and Analysis of Financial Condition and Results of Operations
      The following discussion should be read in conjunction with FreeSeas’ financial statements and footnotes thereto contained in this joint proxy statement/prospectus. FreeSeas was incorporated in April 2004 and did not acquire any of its vessels until after June 30, 2004. Consequently, FreeSeas’ financial condition and results of operation for the period from inception (April 23, 2004) to June 30, 2004 are not in the discussion below included or compared to the period from January 1, 2005 through the six months ended June 30, 2005.
      FreeSeas’ historical results of operations will not be comparable to FreeSeas’ results of operations following the closing of the Merger, because FreeSeas has not historically paid compensation to, or incurred expenses on behalf of, its executive officers. FreeSeas has not compensated its executive officers during the periods prior to the closing of the Merger so that its capital resources would be used primarily for the acquisition of vessels. Upon consummation of the Merger, FreeSeas will enter into employment agreements with each of its executive officers, as described in the section captioned “Employment Agreements” above.
     Recent Developments
      In September 2005, FreeSeas refinanced its outstanding loans related to the acquisition of the M/V Free Destiny and M/V Free Envoy. The loan for the M/V Free Destiny was refinanced with Hollandsche Bank-Unie N.V. The principal amount of this loan was reduced to $3,700,000. The loan will be repaid beginning December 27, 2005 in eight quarterly installments of $75,000, followed by one quarterly installment of $100,000, then two quarterly installments of $500,000, and finally one quarterly installment of $2,000,000 on December 27, 2008. The loan bears interest at 1.95% above LIBOR. The interest rate on the loan for the M/V Free Envoy was reduced to 1.95% above LIBOR.
      In June 2005, FreeSeas, through a newly formed subsidiary, acquired a Handymax vessel, the Free Fighter originally built in 1982. The purchase price of the vessel is $11,025,000. Delivery of the vessel and completion of the purchase occurred on June 14, 2005. The vessel was delivered charter-free. FreeSeas financed $7,000,000 of the purchase price with a non-affiliated third party lender. The loan bears interest at a rate of 1.875% above LIBOR. The loan matures in 2008, and is payable in consecutive quarterly installments as follows: two installments of $1,000,000, followed by four installments of $750,000, followed by six installments of $250,000 and a final balloon payment of $500,000. The shareholders of FreeSeas loaned $4,216,500 to pay the $4,025,000 balance of the purchase price and for working capital, which will be repaid from the funds that become available upon the consummation of the transaction with Trinity.
      On March 28, 2005, FreeSeas executed a definitive agreement, which contemplates the merger of Trinity into FreeSeas, with the current shareholders of Trinity receiving one share and one warrant of FreeSeas for each share and warrant they presently own. After giving effect to the merger, the Trinity shareholders will own approximately 28.4% of FreeSeas. In addition, the management of FreeSeas will receive options and warrants to acquire an additional 950,000 shares of FreeSeas’ common stock, exercisable at $5.00 per share over terms ranging from three to five years.
          Principal Factors Affecting FreeSeas’ Business
      The principal factors that affect the financial position, results of operations and cash flows of FreeSeas include the following:

•	Number of vessels owned and operated;

•	Charter market rates, which reached historic highs earlier in 2005 and have since decreased somewhat, and periods of charterhire;

•	Vessel operating expenses and voyage costs, which are incurred in both U.S. Dollars and other currencies, primarily Euros;

•	Depreciation expenses, which are a function of the cost, any significant post-acquisition improvements, estimated useful lives and estimated residual scrap values of FreeSeas’ vessels;

•	Financing costs related to the indebtedness incurred by FreeSeas, which totaled $13,716,000 as of December 31, 2004; and

•	Fluctuations in foreign exchange rates.
          Acquisition of Vessels
      From time to time as opportunities arise, FreeSeas intends to acquire additional drybulk carriers. Vessels are generally acquired free of charter, and FreeSeas usually enters into a new charter contract with drydockings or special or intermediate surveys. The shipping industry uses income days (also referred to as “voyage” or “available” days) to measure the number of days in a period during which vessels actually generate revenues.
      FreeSeas anticipates that it would finance approximately two-thirds or more of the purchase price for any new vessel with debt financing, with the remainder of the purchase price to be provided by the FreeSeas Shareholders or, after the consummation of the Merger, funded from its available working capital. If any additional vessels are purchased prior to the completion of the Merger, FreeSeas anticipates that its shareholders would be repaid from working capital for any portion of the vessel purchase price provided by them. There can be no assurances that FreeSeas will be able to identify additional vessels for acquisition or that FreeSeas will be able to acquire additional vessels on acceptable terms.
      Consistent with shipping industry practice, FreeSeas treats the acquisition of a vessel (whether acquired with or without a charter) as the acquisition of an asset rather than a business. When FreeSeas acquires a vessel, it conducts, also consistent with shipping industry practice, an inspection of the physical condition of the vessel and an examination of the pertinent classification society records. FreeSeas does not obtain any historical operating data for the vessel from the seller. It does not consider that information material to its decision on acquiring the vessel.
      Most vessels are sold pursuant to a standard agreement that, among other things, provides the buyer with the right to inspect the vessel and the vessel’s classification society records. The standard agreement does not give the buyer the right to inspect the historical operating data of the vessel.
      Prior to the delivery of a purchased vessel, the seller typically removes from the vessel all records, including past financial records and accounts related to the vessel. Upon the change in ownership, the technical management agreement between the seller’s technical manager and the seller is automatically terminated and the vessel’s trading certificates are evoked by its flag state.
      It is rare in the shipping industry for the last charterer of a vessel from a seller to continue as the first charterer of the vessel from the buyer. Where a vessel has been under a voyage charter, the seller delivers the vessel free of charter to the buyer. When a vessel is under time charter and the buyer wishes to assume that charter, the buyer cannot acquire the vessel without the charterer’s consent and an agreement between the buyer and the charterer for the buyer to assume the charter. The purchase of a vessel does not in itself transfer the charter because the charter is a separate service agreement between the former vessel owner and the charterer.
      When FreeSeas acquires a vessel and wants to assume or renegotiate a related time charter, it must take the following steps:

•	Obtain the charterer’s consent to FreeSeas as the new owner;

•	Obtain the charterer’s consent to a new technical manager;

•	Obtain the charterer’s consent to a new flag for the vessel, if applicable;

•	Arrange for a new crew for the vessel;

•	Replace all hired equipment on board the vessel, such as gas cylinders and communication equipment;

•	Negotiate and enter into new insurance contracts for the vessel through its own insurance brokers;

•	Register the vessel under a flag state and perform the related inspections in order to obtain new trading certificates from the flag state;

•	Implement a new planned maintenance program for the vessel; and

•	Ensure that the new technical manager obtains new certificates of compliance with the safety and vessel security regulations of the flag state.
      FreeSeas’ business is comprised of the following primary parts:

•	Employment and operation of its drybulk carriers; and

•	Management of the financial, general and administrative elements involved in the ownership and operation of its drybulk vessels.
      The employment and operation of FreeSeas’ vessels involve the following activities:

•	Vessel maintenance and repair;

•	Crew selection and training;

•	Vessel spares and stores supply;

•	Contingency response planning;

•	Onboard safety procedures auditing;

•	Accounting;

•	Vessel insurance arrangement;

•	Vessel chartering;

•	Vessel hire management;

•	Vessel surveying; and

•	Vessel performance monitoring.
          Important Factors Affecting FreeSeas’ Results of Operations
      FreeSeas believes that the important measures for analyzing trends in the results of its operations consist of the following:

•	Owned days. FreeSeas defines “owned days” (also referred to as “calendar” days) as the total number of days in a period during which each vessel in its fleet was in its possession, including offhire days associated with major repairs, drydockings or special or intermediate surveys. Owned days are an indicator of the size of the fleet over a period and affect both the amount of revenues and the amount of expenses that FreeSeas records during that period.

•	Income days. FreeSeas defines “income days” as the total number of days in a period during which each vessel in its fleet was in its possession, net of offhire days associated with major repairs, drydockings or special or intermediate surveys. The shipping industry uses income days (also referred to as “voyage” or “available” days) to measure the number of days in a period during which vessels actually generate revenues.

•	Fleet utilization. FreeSeas calculates fleet utilization by dividing the number of its voyage days during a period by the number of calendar days during that period. The shipping industry uses fleet utilization to measure a company’s efficiency in finding suitable employment for its vessels and minimizing the amount of days that its vessels are offhire for reasons such as scheduled repairs, vessel upgrades or drydockings and other surveys.

•	Spot charter rates. Spot charter rates are volatile and fluctuate on a seasonal and year-to-year basis. The fluctuations are caused by imbalances in the availability of cargoes for shipment and the number of vessels available at any given time to transport these cargoes.
          Voyage Revenues
      FreeSeas’ voyage revenues are driven primarily by the number of vessels in its fleet, the number of income days during which its vessels generate revenues, and the amount of daily charterhire that its vessels earn under charters, including FreeSeas’ ability to negotiate favorable profit-sharing arrangements. These, in turn, are affected by a number of factors, including the following:

•	FreeSeas’ ability to acquire additional vessels;

•	The nature and duration of its charters;

•	Its decisions regarding vessel acquisitions and sales;

•	The amount of time that FreeSeas spends positioning its vessels;

•	The amount of time that its vessels spend in drydock undergoing repairs;

•	Maintenance and upgrade work;

•	The age, condition and specifications of its vessels;

•	The levels of supply and demand in the drybulk carrier transportation market; and

•	Other factors affecting charter rates for drybulk carriers.
      A spot market voyage charter is generally a contract to carry a specific cargo from a load port to a discharge port for an agreed-upon total amount. Under spot market voyage charters, FreeSeas pays voyage expenses such as port, canal and fuel costs. A spot trip time charter and a period time charter are generally contracts to charter a vessel for a fixed period of time at a set daily rate. Under time charters, the charterer pays voyage expenses. Under both types of charters, FreeSeas pays for vessel operating expenses, which include crew costs, provisions, deck and engine stores, lubricating oil, insurance, maintenance and repairs. Under FreeSeas’ current charters, however, FreeSeas has also negotiated for a 25% profit sharing arrangement with the charterers, which FreeSeas believes allows it to mitigate some of the risk that it may not benefit from subsequent overall increases in market charter rates. FreeSeas is also responsible for each vessel’s drydocking and intermediate and special survey costs.
      Vessels operating on period time charters, such as FreeSeas’ two vessels under their current charters, provide more predictable cash flows, but can yield lower profit margins than vessels operating in the spot charter market during periods characterized by favorable market conditions. FreeSeas has attempted to address this risk while also taking advantage of increases in profitability in the drybulk market generally by negotiating for 25% profit sharing arrangements in each of its current period time charters for M/V Free Destiny and M/V Free Envoy, which provide for potential revenues above the fixed time charter rates.
      Vessels operating in the spot charter market generate revenues that are less predictable, but may enable FreeSeas to capture increased profit margins during periods of improvements in drybulk rates. FreeSeas would also be exposed to the risk of declining drybulk rates, however, which may have a materially adverse impact on its financial performance. If FreeSeas fixes vessels on period time charters and is not able to negotiate profit sharing arrangements, future spot market rates may be higher or lower than those rates at which FreeSeas has period time chartered its vessels. FreeSeas will evaluate its opportunities to employ its vessels on spot or period time charters, depending on whether it can obtain contract terms that satisfy its criteria.
      A standard maritime industry performance measure is the “daily time charter equivalent” or “daily TCE.” Daily TCE revenues are voyage revenues minus voyage expenses divided by the number of income days during the relevant time period. Voyage expenses primarily consist of port, canal and fuel costs that are unique to a particular voyage and that would otherwise be paid by a charterer under a time charter, as well as commissions. FreeSeas believes that the daily TCE neutralizes the variability created by unique costs associated with particular voyages or the employment of drybulk carriers on time charter or on the spot market and presents a more accurate representation of the revenues generated by its drybulk carriers. FreeSeas’ average daily TCE rate for 2004 was $10,740 reflecting only its fixed charter rates, and was $11,911 reflecting its fixed charter rates and its profit-sharing arrangements.
      FreeSeas negotiated a 25% profit-sharing arrangement in each of the time charters for the M/V Free Envoy and the M/V Free Destiny. FreeSeas receives 25% of the net amount generated by the charterer over the base rate that the charterer pays to FreeSeas. Payment to FreeSeas of its share of the profits occurs every 180 days or at the end of a voyage, whichever occurs earlier, during the term of the charter. Actual and final figures are computed, and any adjustments in the payments made, occur within 30 days of vessel redelivery. FreeSeas received revenue of $295,000 during 2004 and $555,000 for the six-month period ended June 30, 2005. The profit-sharing arrangement do not impose any monetary or non-monetary obligation upon FreeSeas.
          Vessel Operating Expenses
      Vessel operating expenses include crew wages and related costs, the cost of insurance, expenses relating to repairs and maintenance, the costs of spares and consumable stores, tonnage taxes and other miscellaneous expenses. FreeSeas’ vessel operating expenses, which generally represent fixed costs, will increase if FreeSeas increases the number of vessels in its fleet. Other factors beyond FreeSeas’ control, some of which may affect the shipping industry in general, including, for instance, developments relating to market prices for insurance, may also cause these expenses to increase.
          Depreciation
      FreeSeas depreciates its drybulk carriers on a straight-line basis over their estimated useful lives, which FreeSeas currently estimates to be 27 years from the date of their initial delivery from the shipyard for financial statement purposes (see “Liquidity and Capital Resources” for a discussion of the factors affecting the actual useful lives of FreeSeas’ drybulk carriers). Depreciation is based on cost less the estimated residual value. FreeSeas capitalizes the total costs associated with a drydocking and amortizes these costs on a straight-line basis over the period before the next drydocking becomes due, which is typically 24 to 36 months. Regulations or incidents may change the estimated dates of next drydockings.
          Results of Operations
          Six Months Ended June 30, 2005
      Revenues — Voyage revenues totaled $3,893,000 for the six months ended June 30, 2005. FreeSeas’ current charters expire during the third and fourth quarters of 2005 for the M/ V Free Destiny and the M/V Free Envoy, respectively. FreeSeas has not negotiated new charters for these vessels, and the charter rates and terms that FreeSeas is able to negotiate will depend on the then-prevailing market conditions in the drybulk shipping industry. FreeSeas also had revenues of $555,000 for the six months ended June 30, 2005 from the profit-sharing portion of FreeSeas’ charters.
      Vessel Operating Expenses — Vessel operating expenses, which include crew costs, provisions, deck and engine stores, lubricating oil, insurance, maintenance and repairs, totaled $1,506,000 for the six months ended June 30, 2005. Daily vessel operating expenses per vessel were $4,183 during the six-month period ended June 30, 2005.
      Management Fees — Management fees for the six months ended June 30, 2005 totaled $218,000, which represented the fees paid to FreeSeas’ affiliate, Free Bulkers, for the management of FreeSeas’ vessels. Pursuant to the management agreements related to each of its current vessels, FreeSeas pays Free Bulkers a monthly management fee of $15,000 per vessel, plus a fee equal to 1 1/4% of gross freight or hire collected from the employment of FreeSeas’ vessels. The management agreements also provide for a 1%

commission to be paid to Free Bulkers on the gross purchase price of any new vessels acquired or the gross sales price of any vessel sold by FreeSeas with the assistance of Free Bulkers. In addition, FreeSeas reimburses at cost the travel and other personnel expenses of the Free Bulkers staff, including the per diem paid by Free Bulkers to its staff, when they are required to attend FreeSeas’ vessels at port. These agreements have no specified termination date. Free Bulkers is managing the recently acquired M/ V Free Fighter on these terms. FreeSeas anticipates that Free Bulkers would manage any additional vessels that FreeSeas may acquire in the future on comparable terms. FreeSeas believes that the management fees paid to Free Bulkers are comparable to those charged by unaffiliated management companies.
      Commissions and General and Administrative Expenses — Commissions paid during the six months ended June 30, 2005 totaled $191,000 and reflected chartering commissions paid to unaffiliated third parties in connection with the chartering of its vessels. General and administrative expenses, which included, among other things, safety code compliance expenses, travel expenses and communications expenses totaled $212,000 for the six months ended June 30, 2005.
      As a result of the proposed merger with Trinity and FreeSeas becoming subject to the U.S. securities laws applicable to publicly traded companies, FreeSeas currently expects that its administrative expense will increase by approximately $1.2 million to $1.5 million per year. These additional expenses will reflect, among other things, the salaries and benefits for additional employees, directors’ fees for its increased number of directors, auditing, legal and compliance fees and expenses, and directors’ and officers’ liability insurance premiums.
      Depreciation and Amortization — For the six months ended June 30, 2005, depreciation expense totaled $1,296,000 and amortization of drydockings and special survey costs totaled $138,000. These expenses will increase as a result of FreeSeas’ acquisition in June 2005 of the M/ V Free Fighter.
      Financing Costs — FreeSeas’ finance costs for the six months ended June 30, 2005 totaled $357,000, representing the fees incurred and interest paid in connection with FreeSeas’ bank loans for its vessels. These expenses will increase for the rest of 2005 because of FreeSeas’ acquisition of the M/ V Free Fighter in June 2005 and may increase further to the extent FreeSeas uses bank financing for any additional vessels that it may acquire.
      Net Income — Net income for the six month period ended June 30, 2005 totaled $534,000.
          Year Ended December 31, 2004
      Revenues — Voyage revenues totaled $2,535,000 for the period from the commencement of FreeSeas’ operations through December 31, 2004. FreeSeas’ current charters expire during the third and fourth quarters of 2005. FreeSeas has not negotiated new charters for the M/ V Free Destiny or M/ V Free Envoy, and the charter rates and terms that FreeSeas is able to negotiate will depend on the then-prevailing market conditions in the drybulk shipping industry. FreeSeas also had revenues of $295,000 for the period from the commencement of operations thought December 31, 2004, representing the profit-sharing portion of FreeSeas’ charters.
      Vessel Operating Expenses — Vessel operating expenses, which include crew costs, provisions, deck and engine stores, lubricating oil, insurance, maintenance and repairs, totaled $802,000 for 2004. Daily vessel operating expenses per vessel were $3,287 for 2004.
      Management Fees — Management fees for 2004 totaled $180,000, which represented the fees paid to FreeSeas affiliate, Free Bulkers, for the management of FreeSeas’ vessels. Pursuant to the management agreements related to each of its current vessels, FreeSeas pays Free Bulkers a monthly management fee of $15,000 per vessel. FreeSeas has also agreed to pay Free Bulkers a fee equal to 1 1/4% of gross freight or hire collected from the employment of FreeSeas’ vessels and a 1% commission on the gross purchase price of any new vessels acquired or the gross sales price of any vessel sold by FreeSeas with the assistance of Free Bulkers. In addition, FreeSeas reimburses at cost the travel and other personnel expenses of the Free Bulkers staff, including the per diem paid by Free Bulkers to its staff, when they are required to attend FreeSeas’ vessels at port. These agreements have no specified termination date. FreeSeas anticipates that

Free Bulkers would manage any additional vessels that FreeSeas may acquire in the future on comparable terms. FreeSeas believes that the management fees paid to Free Bulkers are comparable to those charged by unaffiliated management companies.
      Commissions and General and Administrative Expenses — Commissions paid during 2004 totaled $127,000 and reflected chartering commissions paid to unaffiliated third parties in connection with the chartering of its vessels. General and administrative expenses, which included, among other things, safety code compliance expenses, travel expenses and communications expenses, totaled $34,000 for 2004.
      As a result of the proposed merger with Trinity and FreeSeas becoming subject to the U.S. securities laws applicable to publicly traded companies, FreeSeas currently expect that its administrative expense will increase by approximately $1.2 million to $1.5 million per year. These additional expenses will reflect, among other things, the salaries and benefits for additional employees, directors’ fees for its increased number of directors, auditing, legal and compliance fees and expenses, and directors’ and officers’ liability insurance premiums.
      Depreciation and Amortization — For 2004, depreciation expense totaled $872,000 and amortization of drydockings and special survey costs totaled $109,000. FreeSeas currently intends to acquire additional vessels in 2005, and, if it is able to do so, these expenses will increase.
      Financing Costs — FreeSeas’ finance costs for 2004 totaled $240,000, representing the fees incurred and interest paid in connection with FreeSeas’ bank loans for its vessels. These expenses would increase in 2005 to the extent FreeSeas uses bank financing for any vessels that it may acquire.
      Net Income — Net income for 2004 totaled $470,000.
          Liquidity and Capital Resources
      FreeSeas’ principal sources of funds have been equity provided by its shareholders, operating cash flows and long-term borrowings. FreeSeas’ principal use of funds has been capital expenditures to acquire and maintain its fleet, comply with international shipping standards and environmental laws and regulations, fund working capital requirements, make principal repayments on outstanding loan facilities, and pay dividends. FreeSeas expects to rely upon operating cash flows, long-term borrowings, and the working capital available to it following consummation of the merger, as well as possible future equity financings, to implement its growth plan. In addition, to the extent that the options and warrants issued in connection with the merger are subsequently exercised, the proceeds from these exercises would provide FreeSeas with additional funds.
      FreeSeas believes that its current cash balance as well as operating cash flows will be sufficient to meet its liquidity needs for its existing two vessels for the next two to three years assuming the charter market does not deteriorate to the low rate environment that prevailed subsequent to the Asian financial crisis in 1998 and 1999. FreeSeas expects that charter rates will decrease somewhat beginning in the second quarter of 2005 as a result of the usual summer slowdown in activity. But two of its vessels are under time charters through the summer and the revenues that they generate during the summer months will not be affected by that decline. If FreeSeas does acquire additional vessels, it will rely on new debt, the working capital available to it following consummation of the merger, proceeds from possible future offerings, and revenues from operations to meet its liquidity needs going forward.
      The M/V Free Destiny and the M/V Free Envoy, FreeSeas’ two Handysize drybulk carriers, are 23 and 21 years old, respectively. The M/ V Free Fighter, FreeSeas’ Handymax drybulk carrier is 23 years old. For financial statement purposes, FreeSeas’ uses an estimated useful life for a vessel of 27 years. However, economics, rather than a set number of years, determines the actual useful life of a vessel. As a vessel ages, the maintenance costs rise particularly with respect to the cost of savings. So long as the revenue generated by the vessel sufficiently exceeds its maintenance costs, the vessel will remain in use. If the revenue generated or expected future revenue does not sufficiently exceed the maintenance costs, or if the maintenance costs exceed the revenue generated or expected future revenue, then the vessel owner usually sells the vessel for scrap.
      The next special survey of the M/V Free Destiny is scheduled to occur at the end of August 2007, when the vessel will be 25 years old. The next special survey of the M/V Free Envoy is scheduled to occur at the end of August 2008, when the vessel is 24 years old. The next special survey for the M/ V Free Fighter is schedule to occur in November 2006, when the vessel is 24 years old. If those special surveys do not require FreeSeas to make extensive capital outlays to keep the vessels operating, then the M/V Free Destiny and M/V Free Envoy should continue in use for approximately another two and one-half years, and the M/V Free Fighter should continue in use for approximately another year, after the respective special surveys.
      FreeSeas’ business is capital intensive and its future success will depend on its ability to maintain a high-quality fleet through the timely acquisition of additional vessels and the possible sale of selected vessels. These acquisitions will be principally subject to management’s expectation of future market conditions as well as FreeSeas’ ability to acquire drybulk carriers on favorable terms.
          Cash Flows
      Net cash from operating activities totaled $1,246,000 during 2004, reflecting FreeSeas’
commencement of operations during the year, and totaled $1,978,000 during the six months ended June 30, 2005. The net cash from operating activities primarily represent cash received from customers offset by payments made for operating activities including payments made for dry-docking and special survey costs.
      Net cash used in investing activities totaled $17,460,000 during 2004, which reflects the acquisition costs for FreeSeas’ two vessels. Net cash used in investing activities totaled $10,792,000 during the six months ended June 30, 2005, reflecting the acquisition cost of the M/V Free Fighter, offset by the release of deposit accounts in March 2005 in the amount of $400,000 pledged to secure the acquisition loan for the M/V Free Envoy. If FreeSeas is able to acquire additional vessels during 2005, its cash outlays will increase further.
      Net cash from financing activities totaled $16,675,000 during 2004, reflecting the proceeds of FreeSeas’ bank loans, loans from its shareholders, and shareholders’ contributions, which were offset by principal repayments of its long-term debt and its loans from its shareholders. Net cash from financing activities totaled $8,613,000, during the six months ended June 30, 2005 reflecting proceeds received from bank loans and shareholders obtained to purchase the M/V Free Fighter offset by principal repayments on FreeSeas’ long-term debt and loans from its shareholders. FreeSeas currently expects to use additional bank financing for any possible acquisitions of additional vessels during 2005. Any amounts not financed with bank debt would be paid through additional loans from its shareholders, if prior to the Merger, and would be paid from working capital, if after the Merger.
      As of June 30, 2005, FreeSeas had three outstanding loans constituting long-term debt with a combined outstanding balance of $15,450,000. These loans mature in 2008 and 2007. FreeSeas also had outstanding, as of June 30, 2005, $7,583,500 in the aggregate in loans from its shareholders, the proceeds of which were also used to acquire its three vessels. Each of these loans is interest-free. The loans used to purchase the M/V Free Destiny and the M/V Free Envoy, which together had an outstanding principal balance of $3,367,000 as of June 30, 2005, were modified in April 2005 and October 2005 to provide for a repayment schedule for each loan of eight equal quarterly installments of $125,000 each in 2006 and 2007, with balloon payments of the balance due on each loan on January 1, 2008. Before these 2005 modifications, the loans were repayable from time to time based on FreeSeas’ available cash flow, and matured on the earlier of the sale date of the applicable vessel or on December 31, 2006. FreeSeas made a payment of $200,000 on the loans in the first quarter of 2005. The loan used to purchase the M/V Free Fighter has an outstanding balance of $4,216,500 and is to be repaid immediately upon the consummation of the Merger.

          Off-Balance Sheet Arrangements
      As of December 31, 2004, FreeSeas did not have any off-balance arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated by the SEC.
          Contractual Obligations and Contingencies
      Significant existing contractual obligations and contingencies consist of the obligations of FreeSeas’ vessel-owning subsidiaries as borrowers of loans to finance the purchase of FreeSeas’ vessels.
          Long-Term Financial Obligations
      The following table describes long-term financial obligations outstanding as of December 31, 2004:

	Loans

Year ended	Free	Free	Related
December 31,	Destiny	Envoy	Parties(1)	Total

2005	$1,700,000	$1,700,000	$200,000	$3,600,000
2006	1,541,667	1,700,000	1,000,000	4,241,667
2007	1,066,668	2,175,000	1,000,000	4,241,668
2008	266,665	—	1,366,000	1,632,665

TOTAL	$4,575,000	$5,575,000	$3,566,000	$13,716,000

(1)	Repayment schedule reflects change in payment terms made in April 2005 and October 2005 and the payment made in the first quarter of 2005.
      The scheduled quarterly principal payments during 2005 for outstanding long-term debt equal $425,000 for each loan per quarter.
          Quantitative and Qualitative Disclosure of Market Risk

Interest Rate Fluctuation
      The international drybulk industry is a capital intensive industry, requiring significant amounts of investment. Much of this investment is provided in the form of long-term debt. FreeSeas’ debt usually contains interest rates that fluctuate with LIBOR. Increasing interest rates could adversely impact future earnings.
      FreeSeas’ interest expense is affected by changes in the general level of interest rates. As an indication of the extent of FreeSeas’ sensitivity to interest rate changes, an increase of 100 basis points would have decreased FreeSeas’ net income and cash flows in the current year by approximately $27,500 based upon FreeSeas’ debt level during the period in 2004 during which FreeSeas had debt outstanding.
      The following table sets forth the sensitivity of loan A in U.S. dollars to a 100-basis-point increase in LIBOR during the next five years on the same basis.

Year	Amount

2005	$39,500
2006	$22,300
2007	$9,200
2008	$650

      The following table sets forth the sensitivity of loan B in U.S. dollars to a 100-basis-point increase in LIBOR during the next five years on the same basis.

Year	Amount

2005	$49,500
2006	$32,000
2007	$15,500
          Foreign Exchange Rate Risk
      FreeSeas generates all of its revenues in U.S. dollars, but incurs approximately 20% of its expenses in currencies other than U.S. dollars. For accounting purposes, expenses incurred in Euros are converted into U.S. dollars at the exchange rate prevailing on the date of each transaction. At December 31, 2004, approximately 20% of FreeSeas’ outstanding accounts payable was denominated in currencies other than the U.S. dollar (mainly in the Euro).
          Critical Accounting Policies
      The discussion and analysis of FreeSeas’ financial condition and results of operations is based upon FreeSeas’ consolidated financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America, or U.S. GAAP. The preparation of those financial statements requires FreeSeas to make estimates and judgments that affect the reported amount of assets and liabilities, revenues and expenses and related disclosure of contingent assets and liabilities at the date of its financial statements. Actual results may differ from these estimates under different assumptions or conditions.
      Critical accounting policies are those that reflect significant judgments or uncertainties, and potentially result in materially different results under different assumptions and conditions. FreeSeas has described below what it believes are its most critical accounting policies that involve a high degree of judgment and the methods of their application. For a description of all of FreeSeas’ significant accounting policies, see Note 2 to its consolidated financial statements.
      Impairment of long-lived assets. FreeSeas evaluates the carrying amounts and periods over which long-lived assets are depreciated to determine if events or changes in circumstances have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, FreeSeas reviews certain indicators of potential impairment, such as undiscounted projected operating cash flows, vessel sales and purchases, business plans and overall market conditions. FreeSeas determines undiscounted projected net operating cash flows for each vessel and compares it to the vessel carrying value. In the event that impairment occurred, FreeSeas would determine the fair value of the related asset and FreeSeas records a charge to operations calculated by comparing the asset’s carrying value to the estimated fair market value. FreeSeas estimates fair market value primarily through the use of third-party valuations performed on an individual vessel basis.
      Depreciation. FreeSeas records the value of its vessels at their cost (which includes acquisition costs directly attributable to the vessel and expenditures made to prepare the vessel for its initial voyage) less accumulated depreciation. FreeSeas depreciates each of its vessels on a straight-line basis over its estimated useful life, estimated to be 27 years from date of initial delivery from the shipyard. FreeSeas believes that a 27-year depreciable life is consistent with that of other shipping companies. Depreciation is based on cost less the estimated residual scrap value. Furthermore, FreeSeas estimates the residual values of its vessels to be $150 per lightweight ton, which FreeSeas believes is common in the shipping industry. An increase in the useful life of the vessel or in the residual value would have the effect of decreasing the annual depreciation charge and extending it into later periods. A decrease in the useful life of the vessel or in the residual value would have the effect of increasing the annual depreciation charge. See “Liquidity and Capital Resources” for a discussion of the factors affecting the actual useful lives of FreeSeas’ vessels.

However, when regulations place limitations on the ability of a vessel to trade on a worldwide basis, the vessel’s useful life is adjusted to end at the date such regulations become effective.
      Deferred drydock and special survey costs. FreeSeas’ vessels are required to be drydocked approximately twice in any 60 month period for major repairs and maintenance that cannot be performed while the vessels are operating. The vessels are required to undergo special surveys every 60 months that occasionally coincide with drydocking due dates, in which case the procedures are combined in a cost efficient-manner.
      FreeSeas capitalizes the costs associated with drydockings as they occur and amortizes these costs on a straight line basis over the period between drydockings. Cost capitalized as part of the drydocking include actual costs incurred at the drydock yard; cost of fuel consumed between the vessel’s last discharge port prior to the drydocking and the time he vessel leaves the drydock yard; cost of hiring riding crews to effect repairs on a vessel and parts used in making such repairs that are reasonably made in anticipation of reducing the duration or costs of the drydocking’ cost of travel, lodging and subsistence of FreeSeas personnel sent to the drydocking site to supervise; and the cost of hiring a third party to oversee a drydocking. FreeSeas believes that these criteria are consistent with U.S. GAAP guidelines and industry practice and that its policy of capitalization reflects the economics and market values of the vessels.
      FreeSeas follows the deferral method of accounting for special survey and drydocking costs, whereby actual costs incurred are deferred and amortized over a period of 60 and approximately 30 months, respectively.
      Financing costs. Fees incurred for obtaining new loans are deferred and amortized over the loans’ respective repayment periods, using the effective interest rate method. These charges are included in the balance sheet line item “Deferred Charges.” Any unamortized balance of costs relating to loans repaid or refinanced is expensed in the period during which the repayment or refinancing occurs, if the refinancing is deemed to be a debt extinguishment under EITF 96-19.
      Accounting for revenues and expenses. Revenues and expenses resulting from each time charter are accounted for on an accrual basis. Time charter revenues are recognized on a straight-line basis over the rental periods of such signed charter agreements, as service is performed, except for loss generating time charters, in which case the loss is recognized in the period when such loss is determined. Time charter revenues received in advance is recorded as a liability until charter service is rendered.
      Vessel operating expenses are accounted for on an accrual basis. Certain vessel operating expenses payable by the Company are estimated and accrued at period end.
      The Company has entered into a profit sharing arrangement with the charterer, whereby the Company may receive additional income of 25% of net earnings earned by the charterer, where those earnings are over the base rate of hire, to be settled periodically, during the term of the charter agreement. Revenue generated from profit sharing arrangements are recognized based on the amounts settled for a respective period.
      Repairs and maintenance. All repair and maintenance expenses, including major overhauling and underwater inspection expenses, are charged against income in the year incurred and are included in vessel operating expenses in FreeSeas’ consolidated statement of operations.
DESCRIPTION OF FREESEAS SECURITIES
      Trinity stockholders who receive shares of FreeSeas in the Merger will become shareholders of FreeSeas. FreeSeas is a corporation organized under the laws of the Republic of the Marshall Islands and is subject to the provisions of Marshall Islands law. Given below is a summary of the material features of the FreeSeas shares. This summary is not a complete discussion of the charter documents and other instruments of FreeSeas that create the rights of its shareholders. You are urged to read carefully those documents and instruments. Please see “Where You Can Find Additional Information” for information on how to obtain copies of those documents and instruments.

      FreeSeas’ authorized capital stock consists of 40,000,000 shares of common stock, par value, $.001 per share, of which 4,500,000 shares are issued and outstanding and 5,000,000 shares of blank check preferred stock, par value, $.001 per share, none of which are outstanding. All of FreeSeas’ shares of stock must be in registered form.
Common Stock
      As of the date of this joint proxy statement/ prospectus, FreeSeas has 4,500,000 shares of common stock outstanding out of 40,000,000 shares authorized to be issued. Upon consummation of the Merger, FreeSeas will have outstanding anywhere from 6,282,600 to 5,983,749 shares of common stock, depending on whether any Trinity shareholders exercise their rights to convert Trinity Capital Stock into cash. In addition, FreeSeas will have 5,017,500 shares of common stock reserved for issuance upon the exercise of various options and warrants. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of shareholders. Subject to preferences that may be applicable to any outstanding shares of preferred stock, holders of shares of common stock are entitled to receive ratably all dividends, if any, declared by FreeSeas’ Board of Directors out of funds legally available for dividends. Holders of common stock do not have conversion, redemption or preemptive rights to subscribe to any of FreeSeas’ securities. All outstanding shares of common stock are, and the shares to be issued in the merger when issued will be, fully paid and nonassessable. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any shares of preferred stock which FreeSeas may issue in the future.
Preferred Stock
      As of the date of this joint proxy statement/prospectus, FreeSeas is authorized to issue up to 5,000,000 shares of “blank check” preferred stock. FreeSeas’ Board of Directors can determine the rights, designations and preferences of the preferred, and authorize the issuance of shares of preferred stock without any further vote or action by FreeSeas’ shareholders.
Other Securities
      Class W Warrants and Class Z Warrants. In connection with Trinity’s initial public offering, Trinity issued two classes of warrants, Class W warrants and Class Z warrants. Pursuant to the Merger, the warrant holders’ rights to purchase Trinity common stock will convert into rights to purchase FreeSeas common stock. Each Class W warrant entitles the holder to purchase one share of FreeSeas common stock at an exercise price of $5.00 per share, commencing on the later of July 29, 2005 or the date of consummation of the Merger. The Class W warrants will expire on July 29, 2009, or earlier upon redemption. Each Class Z warrant entitles the holder to purchase from FreeSeas one share of common stock at an exercise price of $5.00 per share, commencing on the later of July 29, 2005 or the date of consummation of the Merger. The Class Z warrants will expire on July 29, 2011, or earlier upon redemption. FreeSeas may redeem the outstanding Class W warrants and/or Class Z warrants with the prior consent of HCFP, in whole and not in part, at a price of $.05 per warrant at any time after the warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, if, and only if, the last sale price of FreeSeas’ common stock equals or exceeds $7.50 per share for a Class W warrant or $8.75 per share for a Class Z warrant for any 20 trading days within a 30-trading-day period ending three business days before FreeSeas sends the notice of redemption.
      Class A Warrants. FreeSeas has issued to its current shareholders warrants to purchase an aggregate of 200,000 shares of its common stock at an exercise price of $5.00 per share. The warrants become exercisable on the later of July 29, 2005, or consummation of the Merger. The warrants will expire on July 29, 2011. The warrants are not callable.
      Purchase Option. Upon the consummation of the Merger, FreeSeas will assume Trinity’s obligations under the purchase option sold to HCFP, the representative of the underwriters in Trinity’s initial public offering. Under that purchase option, HCFP has the right to purchase up to 12,500 Series A Units at a price of $17.325 per unit and up to 65,000 Series B Units at a price of $16.665 per unit. Each Series A Unit will consist of 25,000 shares of FreeSeas’ common stock, 62,500 Class W warrants and 62,500 Class Z warrants. Each Series B Unit will consist of 130,000 shares of FreeSeas’ common stock, 65,000 Class W warrants and 65,000 Class Z warrants. The purchase option expires on July 29, 2009.
      Employee Options. Pursuant to its 2005 Stock Incentive Plan, FreeSeas is granting to its executive officers in connection with their employment with FreeSeas options to purchase a total of 750,000 shares of its common stock. The options vest at a rate of 1/3 per year, with the initial 1/3 vesting upon signing the employment agreement, the second 1/3 vested on the first anniversary of the employment agreement, and the final 1/3 vesting on the second anniversary of the employment agreement. The options entitle the holders to purchase shares of FreeSeas’ common stock at an exercise price of $5.00 per share and each portion vested is exercisable for five years from the date of vesting.
2005 Stock Incentive Plan
      FreeSeas’ 2005 Stock Incentive Plan (the “Plan”) became effective on April 26, 2005, for the purpose of furthering the long-term stability, continuing growth and financial success of the Company by retaining and attracting key employees, officers and directors through the use of stock incentives. Awards may be granted under the Plan in the form of incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, unrestricted stock, restricted stock units and performance shares. An aggregate of 1,000,000 shares of the Company’s Common Stock are reserved for issuance under the Plan.
      All officers, directors and executive, managerial, administrative and professional employees of the Company (“Key Persons”) are eligible to receive awards under the Plan. The Board of Directors of FreeSeas shall have the power and complete discretion, as provided in Section 15 of the Plan, to select which Key Persons shall receive awards and to determine for each such Key Person the terms, conditions and nature of the award, and the number of shares to be allocated to each Participant as part of each award.
Anti-Takeover Provisions of Amended and Restated Articles of Incorporation
      Several provisions of FreeSeas’ Amended and Restated Articles of Incorporation and Amended and Restated By-laws may have anti-takeover effects. These provisions are intended to avoid costly takeover battles, lessen FreeSeas’ vulnerability to a hostile change of control and enhance the ability of its Board of Directors to maximize shareholder value in connection with any unsolicited offer to acquire FreeSeas. However, these anti-takeover provisions, summarized below, could also discourage, delay or prevent (1) the merger or acquisition of FreeSeas by means of a tender offer, a proxy contest or otherwise, that a shareholder may consider in its best interest and (2) the removal of incumbent directors and officers.
      Blank Check Preferred Stock. FreeSeas’s Board of Directors has the authority, without any further vote or action by the shareholders of FreeSeas, to issue up to 5,000,000 shares of blank check preferred stock. The Board of Directors may issue shares of preferred stock on terms calculated to discourage, delay or prevent a change of control of FreeSeas or the removal of its management.
      Classified Board of Directors. Directors of FreeSeas serve staggered, three-year terms. Approximately one-third of its directors are elected each year. The classification of the directors could discourage a third party from making a tender offer for FreeSeas’ stock or attempting to obtain control of FreeSeas. It could also delay shareholders who do not agree with the policies of the Board of Directors from removing a majority of the Board of Directors for two years.
      Supermajority Director Voting Requirement to Change Number of Directors. The Board of Directors may only change the size of the Board by a vote of not less than 66 2/3% of the directors then in office. This provision makes it more difficult to increase the number of directors in an attempt to gain a majority of directors through the addition of more directors.

      Election and Removal of Directors. Cumulative voting in the election of directors is not permitted. FreeSeas’ Amended and Restated By-laws require parties other than the Board of Directors to give advance written notice of nominations for the election of directors. Its Amended and Restated Articles of Incorporation provide that directors may be removed only for cause and only upon the affirmative vote of either the holders of at least 66 2/3% of FreeSeas’ issued and outstanding voting stock or at least 80% of the directors then in office, other than the director whose removal is being sought. They also require advance written notice of any proposals by shareholders to remove a director. These provisions may discourage, delay or prevent the removal of incumbent directors and/or officers.
      Limited Actions by Shareholders. The BCA provides that any action required or permitted to be taken by the shareholders of FreeSeas must be done at an annual meeting or special meeting of shareholders or by the unanimous written consent of the shareholders. FreeSeas’ By-laws provide that only the Board of Directors, the Chairman or the President may call special meetings of shareholders. The BCA provides that the business that can be transacted at a special meeting of shareholder must be related to the purpose or purposes stated in the notice of the meeting.
      Other Supermajority Voting Requirements. The shareholders of FreeSeas can make, alter, amend or repeal By-laws of FreeSeas only upon the affirmative vote of 66 2/3% of the outstanding shares of capital stock entitled to vote generally in the election of directors. The provisions of the Amended and Restated Articles of Incorporation with respect to directors and By-laws can only be amended by the affirmative vote of 66 2/3% of the outstanding shares of capital stock entitled to vote generally in the election of directors. Such supermajority voting requirements make these provisions more difficult to change and thus may discourage, delay or prevent the removal of incumbent directors and/or officers.
Distributions
      Subject to the discussion of passive foreign investment companies below, any distributions made by FreeSeas with respect to its common stock to a U.S. Holder will generally constitute dividends, which may be taxable as ordinary income or “qualified dividend income” as described in more detail below, to the extent of FreeSeas’ current or accumulated earnings and profits, as determined under United States of America federal income tax principles. Distributions in excess of FreeSeas’ earnings and profits will be treated first as a nontaxable return of capital to the extent of the U.S. Holder’s tax basis in his common stock on a dollar-for-dollar basis and thereafter as capital gain. Because FreeSeas is not a United States corporation, U.S. Holders that are corporations will not be entitled to claim a dividends received deduction with respect to any distributions they receive from FreeSeas. Dividends paid with respect to FreeSeas’ common stock will generally be treated as “passive income” (or “passive category income” for taxable years beginning after December 31, 2006) or, in the case of certain types of U.S. Holders, “financial services income,” (which will be treated as “general category income” income for taxable years beginning after December 31, 2006) for purposes of computing allowable foreign tax credits for United States foreign tax credit purposes.
      Dividends paid on FreeSeas’ common stock to a U.S. Holder who is an individual, trust or estate (a “U.S. Individual Holder”) should be treated as “qualified dividend income” that is taxable to such U.S. Individual Holders at preferential tax rates (through 2008) provided that (1) the common stock is readily tradable on an established securities market in the United States (such as The Nasdaq SmallCap Market on which FreeSeas’ common stock will be traded); (2) FreeSeas is not a passive foreign investment company for the taxable year during which the dividend is paid or the immediately preceding taxable year (which FreeSeas does not believe it is, has been or will be); and (3) the U.S. Individual Holder has owned the common stock for more than 60 days in the 121-day period beginning 60 days before the date on which the common stock becomes ex-dividend.” Any dividends paid by FreeSeas which are not eligible for these preferential rates will be taxed as ordinary income to a U.S. Individual Holder. Legislation has been recently introduced in the U.S. Senate which, if enacted in its present form, would preclude FreeSeas’ dividends from qualifying for such preferential rates prospectively from the date of enactment.

      Special rules may apply to any “extraordinary dividend” — generally, a dividend equal to or in excess of ten percent of a shareholder’s adjusted basis (or fair market value in certain circumstances) in a share of common stock — paid by FreeSeas. If FreeSeas pays an “extraordinary dividend” on its common stock that is treated as “qualified dividend income,” then any loss derived by a U.S. Individual Holder from the sale or exchange of such common stock will be treated as long-term capital loss to the extent of such dividend. Depending upon the amount of a dividend paid by FreeSeas, such dividend may be treated as an “extraordinary dividend.”
      THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS BASED UPON PRESENT LAW. EACH TRINITY STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO HIM OR HER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL LAW OR OTHER TAX LAWS.
DESCRIPTION OF TRINITY SECURITIES
      Given below is a summary of the material features of Trinity’s securities. This summary is not a complete discussion of the certificate of incorporation and bylaws of Trinity that create the rights of its stockholders. You are urged to read carefully the certificate of incorporation and bylaws, which have been filed as exhibits to SEC reports filed by Trinity. Please see “Where You Can Find Additional Information” for information on how to obtain copies of those documents.
Common Stock and Class B Common Stock
      Trinity is authorized to issue 20,000,000 shares of common stock, par value $.0001 per share, 2,000,000 shares of Class B common stock, par value $.0001 per share, and 5,000 shares of preferred stock, par value $.0001 per share. As of the date of this joint proxy statement/ prospectus, 287,600 shares of Trinity’s common stock are outstanding, 1,495,000 shares of Trinity’s Class B common stock are outstanding and no shares of preferred stock are outstanding.
      In its initial public offering, effective July 29, 2004 (closed on August 4, 2004), Trinity sold to the public 143,750 Series A Units and 747,500 Series B Units at a price of $10.50 and $10.10 per unit, respectively, inclusive of an option issued to the underwriters to purchase additional Series A Units and Series B Units, which was exercised in full. Proceeds from the initial public offering, including the exercise of the over-allotment option, totaled $8,085,653 which was net of $973,472 in underwriting and other expenses. Each Series A Unit consists of two shares of Trinity’s common stock, five Class W Warrants, and five Class Z Warrants. Each Series B Unit consists of two shares of Trinity’s Class B common stock, one Class W Warrant, and one Class Z Warrant.
      A portion of the net proceeds of the offering (representing the aggregate offering price of the Series B Units) was placed in a trust fund maintained by American Stock Transfer & Trust Company, as trustee, pursuant to an agreement with American Stock Transfer & Trust Company. Trinity Class B stockholders voting against a business combination are entitled to redeem their Class B common stock for a pro rata share of the trust fund, including any interest earned on their portion of the trust fund, if the business combination is approved and completed. It is anticipated that the funds to be distributed to Class B stockholders entitled to redeem their Class B shares who elect redemption will be distributed promptly after completion of a business combination. Any Class B stockholder who redeems his or her stock into his or her share of the trust fund still has the right to exercise the Class W and Class Z Warrants that he or she received as part of the Series B Units. Trinity will not complete any business combination if Class B stockholders, owning 20% or more of the Class B shares sold in the offering, exercise their redemption rights.
      An eligible Class B stockholder may request redemption at any time after the mailing to Class B stockholders of this joint proxy statement/ prospectus and prior to the vote taken with respect to a proposed business combination at a meeting held for that purpose, but the request will not be granted unless the Class B stockholder votes against the business combination and the business combination is approved and completed. Any request for redemption, once made, may be withdrawn at any time up to the date of the special meeting.
      Both the Trinity common stock and Class B common stock have one vote per share. Trinity may proceed with a business combination only if the Class B stockholders who own at least a majority of the Class B shares of common stock vote in favor of the business combination and Class B stockholders owning less than 20% of the Class B shares exercise their redemption rights. If Trinity does not complete a business combination within 12 months after the completion of its initial public offering, or within 18 months if certain extension criteria have been satisfied, Trinity will distribute to all of its Class B stockholders, in proportion to their respective equity interest in Class B common stock, an aggregate sum equal to the amount in the trust fund, inclusive of any interest, and all then outstanding shares of Class B common stock will be automatically cancelled. Holders of Trinity common stock will not be entitled to receive any of the proceeds held in the trust fund. However, any remaining net assets following the distribution of the trust fund will be available for use by Trinity.
      Trinity stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that Class B stockholders have the right to have their shares of Class B common stock redeemed for cash equal to their pro rata share of the trust fund if they vote against the business combination and the business combination is approved and completed. Trinity Class B stockholders who redeem their stock for their respective shares of the trust fund still have the right to exercise the warrants that they received as part of the Series B Units.
Warrants
      Each Class W Warrant entitles the holder to purchase from Trinity one share of common stock at an exercise price of $5.00, commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a business combination with a target business, or the distribution of the trust fund to the Class B stockholders. The Class W Warrants will expire on July 29, 2009 or earlier upon redemption.
      Each Class Z Warrant entitles the holder to purchase from Trinity one share of common stock at an exercise price of $5.00, commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a business combination with a target business, or the distribution of the trust fund to the Class B stockholders. The Class Z Warrants will expire on July 29, 2011 or earlier upon redemption.
      Trinity may redeem the outstanding Class W Warrants and/or Class Z Warrants with the prior consent of HCFP, in whole and not in part, at a price of $.05 per warrant at any time after the warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of Trinity’s common stock equals or exceeds $7.50 per share and $8.75 per share, for a Class W Warrant and Class Z Warrant, respectively, for any 20 trading days within a 30-trading-day period ending three business days before Trinity sends the notice of redemption.
Preferred Stock
      Trinity’s certificate of incorporation authorizes the issuance of 5,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by Trinity’s Board of Directors. No shares of preferred stock have been issued. Accordingly, Trinity’s Board of Directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits Trinity, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust fund, or which votes as a class with the Class B common stock on a business combination. Trinity is not issuing any preferred stock to effect the merger with FreeSeas.

Purchase Option
      As part of its initial public offering, Trinity sold to HCFP for $100, an option to purchase up to a total of 12,500 additional Series A Units and/or 65,000 additional Series B Units. The Series A Units and Series B Units issuable upon exercise of this option are identical to those in the initial public offering, except that the exercise price of the warrants included in the units is $5.50 per share (110% of the exercise price of the warrants included in the units sold to the public) and the Class Z Warrants are exercisable by HCFP for a period of only five years from the date of the initial public offering. The option is exercisable at $17.325 per Series A Unit and $16.665 per Series B Unit commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a business combination with a target business, or the distribution of the trust fund to the Class B stockholders, and expires on July 29, 2009. The estimated fair value of this purchase option of approximately $225,000 was charged to stockholders’ equity as a direct cost of the initial public offering.
Trinity’s Transfer Agent and Warrant Agent
      The transfer agent for Trinity’s securities and warrant agent for its warrants is American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

COMPARISON OF TRINITY CLASS B STOCKHOLDER AND TRINITY
COMMON STOCKHOLDER RIGHTS
      There are some important differences between the rights of the Trinity Class B stockholders and the rights of Trinity common stockholders with respect to the Merger. The table below highlights some of these important differences.

Trinity Class B Stockholders	Trinity Common Stockholders

Trinity Stockholder Vote to Approve the Merger

• Only holders of record of shares of Trinity Class B common stock may vote at the Trinity special meeting to approve the Merger. Voting may be accomplished in person or by proxy. The holders of at least a majority of the outstanding shares of Trinity Class B common stock must approve the Merger.
• Holders of Trinity common stock are not entitled to vote to approve the Merger.

Right to Receive a Portion of the Trinity Trust Fund if the Merger is Approved

• Trinity Class B stockholders voting against the Merger are entitled to redeem their Class B common stock for a pro rata share of the Trinity trust fund, including any interest earned on their portion of the trust fund, if the Merger is approved and completed. Trinity Class B stockholders voting in favor of the Merger are not entitled to receive any portion of the trust fund if the Merger is approved and completed. Instead they will receive their share of the Merger consideration. Trinity will not complete the Merger if Class B stockholders, owning 20% or more of the Class B shares exercise their redemption rights.
• A Trinity Class B stockholder may request redemption at any time after the mailing to Class B stockholders of this joint proxy statement/prospectus and prior to the vote taken with respect to the Merger, however the request will not be granted unless (i) the Class B stockholder votes against the Merger and (ii) the Merger is approved and completed. Any request for redemption, once made, may be withdrawn at any time up to the date of the special meeting.

• Holders of Trinity common stock are not entitled to receive any of the proceeds held in the Trinity trust fund if the Merger is approved.

Distribution of Amounts in the Trust Fund if no Business Combination is Consummated by Trinity

• Trinity is required to distribute only to its Class B stockholders the amount in the Trinity trust fund if Trinity does not effect a business combination within 12 months after consummation of its initial public offering (or within 18 months from the consummation of its initial public offering if a letter of intent, agreement in principle or definitive agreement has been executed within 12 months after consummation of such offering and the business combination has not been consummated within such 12-month period). If the Merger is not consummated, it is likely that Trinity would be required to distribute the amounts in the trust fund to the Trinity Class B stockholders because there would not be sufficient time to effect a different business combination.
• Holders of Trinity common stock are not entitled to receive any of the proceeds held in the trust fund.

Trinity Class B Stockholders	Trinity Common Stockholders

Appraisal Rights

• All shares of Trinity Class B stock outstanding immediately prior to the Merger and held by any Trinity Class B stockholder who (i) shall not have voted in favor of the Merger or consented thereto in writing, (ii) has not exercised its redemption right with respect to the trust fund, (iii) has demanded properly, in writing, appraisal for such shares in accordance with the applicable provisions of the DGCL, (iv) continues to hold its shares through the effective time of the Merger, and (v) strictly complies with the procedures specified in Section 262 of the DGCL, will not be converted into or represent the right to receive FreeSeas shares. Instead, such Trinity Class B stockholders will be entitled to receive payment of the appraised “fair value” of the Trinity shares held by them in accordance with the applicable provisions of the DGCL. However, Trinity stockholders who failed to perfect, or who have effectively withdrawn or lost their rights to appraisal of such shares of Trinity Class B stock under the applicable provisions of the DGCL, will thereupon be deemed to have converted into, and become exchangeable for, FreeSeas shares, upon surrender of the Trinity stock certificates that formerly evidenced such shares of Trinity Class B stock.
• All shares of Trinity common stock outstanding immediately prior to the Merger and held by any Trinity stockholder who (i) has demanded properly, in writing, appraisal for such shares in accordance with the applicable provisions of the DGCL, (ii) continues to hold its shares through the effective time of the Merger, and (iii) strictly complies with the procedures specified in Section 262 of the DGCL, will not be converted into or represent the right to receive FreeSeas shares. Instead, such Trinity common stockholders will be entitled to receive payment of the appraised “fair value” of the Trinity shares held by them in accordance with the applicable provisions of the DGCL. However, Trinity stockholders who failed to perfect, or who have effectively withdrawn or lost their rights to appraisal of such shares of Trinity common stock under the applicable provisions of the DGCL, will there upon be deemed to have converted into, and become exchangeable for, FreeSeas shares, upon surrender of the Trinity stock certificates that formerly evidenced such shares of Trinity common stock.
COMPARISON OF TRINITY AND FREESEAS STOCKHOLDER RIGHTS
      In the Merger, shares of Trinity Capital Stock will be converted into FreeSeas shares and the stockholders of Trinity will become shareholders of FreeSeas. Trinity is a Delaware corporation. The rights of its stockholders derive from Trinity’s certificate of incorporation and bylaws and from the DGCL. FreeSeas is a Marshall Islands corporation. The rights of its shareholders derive from FreeSeas’ articles of incorporation and by-laws and from the BCA.
      The following is a comparison of certain rights of Trinity stockholders and FreeSeas shareholders. Certain significant differences in the rights of Trinity stockholders and those of FreeSeas shareholders arise from differing provisions of Trinity’s and FreeSeas’ respective governing corporate instruments. The following summary does not purport to be a complete statement of the provisions affecting, and differences between, the rights of Trinity stockholders and those of FreeSeas shareholders. The identification of specific provisions or differences is not meant to indicate that other equally or more significant differences do not exist. This summary is qualified in its entirety by reference to the DGCL and the BCA and to the respective governing corporate instruments of Trinity and FreeSeas, to which stockholders are referred.
Authorized Capital Stock
      Trinity. Trinity is authorized to issue 22,005,000 shares of capital stock, consisting of three classes, each with a par value of $0.0001 per share: (i) 20,000,000 shares of common stock; (ii) 2,000,000 shares of Class B common stock; and (iii) 5,000 shares of preferred stock. As of the date of this joint proxy statement/ prospectus, 287,600 of the 20,000,000 shares of common stock are issued and outstanding, 1,495,000 of the 2,000,000 shares of Class B common stock are issued and outstanding and none of the 5,000 shares of preferred stock are issued and outstanding. Trinity’s certificate of incorporation does not provide that stockholders have a preemptive right to acquire any authorized and unissued shares of Trinity stock.
      Under Trinity’s certificate of incorporation, each stockholder is entitled to one vote for each share of stock owned, however, only the holders of Class B common stock are entitled to one vote for each share of Class B common stock in connection with a business combination, which is defined as the acquisition by Trinity, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of an operating business. Under Trinity’s bylaws, a majority of Trinity’s outstanding shares entitled to vote, represented in person or by proxy, constitutes a quorum. A majority of the shares represented and entitled to vote at a meeting of stockholders is sufficient to take action on a matter, unless otherwise provided by applicable law, the articles of incorporation or bylaws. As allowed under Delaware law, action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting if a consent in writing setting forth the action to be taken is signed by those persons who would be entitled to vote at a meeting those shares having voting power to cast at least the minimum number of votes necessary to authorize the action at a meeting at which all shares entitled to vote were present and voted.
      FreeSeas. FreeSeas is authorized to issue 40,000,000 registered shares of common stock, par value US $.001 per share, and 5,000,000 registered shares of preferred stock, par value US $.001 per share. As of the date of this joint proxy statement/ prospectus, FreeSeas has 4,500,000 shares of common stock and no shares of preferred stock issued and outstanding. Upon consummation of the merger, FreeSeas will have outstanding anywhere from 6,282,600 to 5,983,749 shares of common stock, depending on whether any Trinity shareholders exercise their rights to convert Trinity Capital Stock into cash. In addition, FreeSeas will have 5,017,500 shares of common stock reserved for issuance upon the exercise of various options and warrants. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of shareholders. Subject to preferences that may be applicable to any outstanding shares of preferred stock, holders of shares of common stock are entitled to receive ratably all dividends, if any, declared by FreeSeas’ Board of Directors out of funds legally available for dividends. Holders of common stock do not have conversion, redemption or preemptive rights to subscribe to any of FreeSeas’ securities. All outstanding shares of common stock are, and the shares to be issued in the merger when issued will be, fully paid and nonassessable. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any shares of preferred stock which FreeSeas may issue in the future.
      As of the date of this joint proxy statement/ prospectus, FreeSeas is authorized to issue up to 5,000,000 registered shares of blank check preferred stock. FreeSeas’ Board of Directors can determine the rights, designations and preferences of the preferred stock and authorize the issuance of shares of preferred stock, without any further vote or action by FreeSeas’ shareholders.
Board of Directors.
      Trinity. Under the DGCL, the certificate of incorporation, an initial bylaw or a bylaw adopted by the stockholders of a Delaware corporation may create a classified board with staggered terms. A maximum of three classes of directors is allowed with members of one class elected each year for a maximum term of three years. There is no statutory requirement as to the number of directors in each class or that the number in each class be equal.
      Trinity’s bylaws provide that its Board of Directors shall consist of not less than one nor more than seven members as designated from time to time by resolution of the Board. Trinity’s Board of Directors currently has four members. Directors are elected by the affirmative vote of a majority of the shares represented at the annual meeting of stockholders. Trinity’s Board of Directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term.
      Trinity’s certificate of incorporation and bylaws do not provide for cumulative voting for the election of directors. If any vacancy occurs in the membership of the Board of Directors, it may be filled by a vote of the majority of the remaining directors then in office. A director appointed to fill a vacancy shall be appointed for a term of office continuing until the expiration of the term of the director whose place became vacant.
      FreeSeas. The Board of Directors of FreeSeas is divided into three classes that are as nearly equal in number as possible. Class A Directors initially serve until the 2006 annual meeting of shareholders, Class B Directors initially serve until the 2007 annual meeting of shareholders, and Class C Directors initially serve until the 2008 annual meeting of shareholders. At each annual meeting of shareholders after the foregoing initial terms, the directors of each class are elected for terms of three years.
      The directors of FreeSeas are elected by a plurality of the votes cast at a meeting of the shareholders by the holders of shares entitled to vote in the election. There is no provision for cumulative voting.
      FreeSeas’ Board of Directors may change the number of directors by a vote of not less than 66 2/3% of the directors then in office. Each director is elected to serve until his successor shall have been duly elected and qualified, except in the event of his earlier resignation, removal or death.
Special Meetings of Stockholders
      Trinity. Trinity’s bylaws provide that the President, the Vice-President or the Secretary shall call a special meeting of the stockholders whenever stockholders, holding not less than a majority of all of the outstanding stock of Trinity entitled to vote at such meeting, shall make a written application. Nothing in the bylaws limits the right and power of the President, Vice-President or the directors and stockholders to require a special meeting for the election of directors pursuant to the provisions of the DGCL.
      FreeSeas. A special meeting of FreeSeas’ shareholders may be called at any time by the Board, the Chairman or the President. No other person is permitted to call a special meeting of FreeSeas’ shareholders.
Mergers, Share Exchanges and Sales of Assets
      Trinity. The DGCL generally requires a majority vote of the outstanding shares of the corporation entitled to vote to effectuate a merger. The certificate of incorporation of a Delaware corporation may provide for a greater vote. In addition, the vote of stockholders of the surviving corporation on a plan of merger is not required under certain circumstances.
      Trinity’s certificate of incorporation provides that, in connection with a business combination, such as a merger, each outstanding share of Class B common stock shall be entitled to one vote per share of Class B common stock. A majority vote of Trinity’s outstanding Class B common stock is required for the approval of a business combination.
      FreeSeas. The BCA provides that a merger in which FreeSeas is not the surviving corporation requires the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of FreeSeas entitled to vote thereon. The BCA further provides that a sale, lease, exchange or other disposition of all or substantially all the assets of FreeSeas, if not made in the usual or regular course of the business actually conducted by FreeSeas, requires the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of FreeSeas entitled to vote thereon, unless any class of shares is entitled to vote thereon as a class, in which event such authorization shall require the affirmative vote of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.
Dividends
      Trinity. The DGCL allows the board of directors of a Delaware corporation to authorize the corporation to declare and pay dividends and other distributions to its stockholders, subject to any restrictions contained in the certificate of incorporation, either out of surplus, or, if there is no surplus, out of net profits for the current or preceding fiscal year in which the dividend is declared. However, a distribution out of net profits is not permitted if a corporation’s capital is less than the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets, until the deficiency has been repaid.
      Trinity’s certificate of incorporation provides that, subject to the preferential dividend rights applicable to shares of Trinity preferred stock, the holders of shares of Trinity common stock and Class B common stock shall be entitled to received only such dividends as may be declared by the Board of Directors.
      FreeSeas. Declaration and payment of any dividend is subject to the discretion of FreeSeas’ Board of Directors. The timing and amount of dividend payments will be dependent upon FreeSeas’ earnings, financial condition, cash requirements and availability, restrictions in its loan agreements, the provisions of the BCA affecting the payment of distributions to shareholders and other factors. The payment of dividends is not guaranteed or assured, and may be discontinued at any time at the discretion of FreeSeas’ Board of Directors. Because FreeSeas is a holding company with no material assets other than the stock of its subsidiaries, FreeSeas’s ability to pay dividends will depend on the earnings and cash flow of its subsidiaries and their ability to pay dividends to FreeSeas. If there is a substantial decline in the drybulk charter market, such earnings would be adversely affected, thus limiting its ability to pay dividends. The BCA generally prohibits the payment of dividends other than from surplus or while a company is insolvent or would be rendered insolvent upon the payment of such dividends.
Indemnification of Directors and Officers and Limitation of Liability
      Trinity. The DGCL classifies indemnification as either mandatory indemnification or permissive indemnification. A Delaware corporation is required to indemnify an agent against expenses actually and reasonably incurred in an action that the agent successfully defended on the merits or otherwise.
      Under the DGCL, in non-derivative third-party proceedings, a corporation may indemnify any agent who is or is threatened to be made a party to the proceeding against expenses, judgments and settlements actually and reasonably incurred in connection with a civil proceeding, provided such person acted in good faith and in a manner the person reasonably believed to be in the best interests of and not opposed to the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful. Further, in actions brought on behalf of the corporation, any agent who is or is threatened to be made a party can be indemnified for expenses actually and reasonably incurred in connection with the defense or settlement of the action if the person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interests of the corporation; however, indemnification is not permitted with respect to any claims in which such person has been adjudged liable to the corporation unless the appropriate court determines such person is entitled to indemnity for expenses.
      Unless ordered by a court, the corporation must authorize permissive indemnification for existing directors or officers in each case by: (i) a majority vote of the disinterested directors even though less than a quorum; (ii) a committee of disinterested directors, designated by a majority vote of such directors even though less than a quorum; (iii) independent legal counsel in a written opinion; or (iv) the stockholders. The statutory rights regarding indemnification are non-exclusive; consequently, a corporation can indemnify a litigant in circumstances not defined by the DGCL under any bylaw, agreement or otherwise.
      Under the DGCL, a Delaware corporation’s certificate of incorporation may eliminate director liability for all acts except: (i) an act or omission not in good faith or that involves intentional misconduct or knowing violation of the law; (ii) a breach of the duty of loyalty; (iii) improper personal benefits; or (iv) certain unlawful distributions.
      Trinity’s certificate of incorporation and bylaws provide that any director, officer, employee or agent shall be indemnified to the fullest extent authorized or permissible under Delaware law, provided that such person acted in good faith and in a manner which he believed to be in, or not opposed to, the best interests of Trinity, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In order to be indemnified, such indemnification must be ordered by a court or it must be decided by a majority vote of a quorum of the whole Trinity Board of Directors that such person met the applicable standard of conduct set forth in this paragraph.

      Trinity’s certificate of incorporation provides that a director shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided however, that nothing in the certificate of incorporation shall eliminate or limit the liability of any director (i) for breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.
      FreeSeas. FreeSeas’ Amended and Restated By-laws provide that any person who is or was a director or officer of FreeSeas, or is or was serving at the request of FreeSeas as a director or officer of another corporation, partnership, joint venture, trust or other enterprises shall be entitled to be indemnified by FreeSeas upon the same terms, under the same conditions, and to the same extent as authorized by Section 60 of the BCA, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of FreeSeas, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling FreeSeas pursuant to the foregoing provisions, FreeSeas has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Amendments to Certificate of Incorporation and Bylaws
      Trinity. Under the DGCL, in the following circumstances, a class of stockholders has the right to vote separately on an amendment to a Delaware corporation’s certificate of incorporation even if the certificate does not include such a right: (i) increasing or decreasing the aggregate number of authorized shares of the class (the right to a class vote under this circumstance may be eliminated by a provision in the certificate); (ii) increasing or decreasing the par value of the shares of the class; or (iii) changing the powers, preferences, or special rights of the shares of the class in a way that would affect them adversely. Approval by outstanding shares entitled to vote is also required. Further, a separate series vote is not required unless a series is adversely affected by an amendment in a manner different from other shares in the same class. Under the DGCL, a corporation’s certificate of incorporation also may require, for action by the board or by the holders of any class or series of voting securities, the vote of a greater number or proportion than is required by the DGCL, and the provision of the certificate of incorporation requiring such greater vote may also provide that such provision cannot be altered, amended or repealed except by such greater vote.
      Trinity’s bylaws may be amended or repealed, and new bylaws may be adopted, either (i) by the affirmative vote of the holders of record of a majority of the outstanding stock of Trinity, or (ii) by the affirmative vote of a majority of the whole Board of Directors of Trinity.
      FreeSeas. Generally, the BCA provides that amendment of FreeSeas’ Amended and Restated Articles of Incorporation may be authorized by a vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders or by written consent of all shareholders entitled to vote thereon. FreeSeas’ Amended and Restated Articles of Incorporation require the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of FreeSeas to make, alter, amend or repeal FreeSeas’ Amended and Restated By-laws. FreeSeas’ Amended and Restated Articles of Incorporation also require the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of FreeSeas to amend the provisions of the Amended and Restated Articles of Incorporation dealing with directors or the amendment of FreeSeas’ Amended and Restated By-laws.
CERTAIN MARSHALL ISLANDS COMPANY CONSIDERATIONS
      FreeSeas’ corporate affairs are governed by its amended and restated articles of incorporation and amended and restated by-laws and by the BCA. The provisions of the BCA resemble provisions of the corporation laws of a number of states in the United States. For example, the BCA allows the adoption of various anti-takeover measures such as shareholder “rights” plans. While the BCA also provides that it is to be interpreted according to the laws of the State of Delaware and other states with substantially similar legislative provisions, there have been few, if any, court cases interpreting the BCA in the Marshall Islands and we can not predict whether Marshall Islands courts would reach the same conclusions as U.S. courts. Thus, you may have more difficulty in protecting your interests in the face of actions by the management, directors or controlling stockholders than would stockholders of a corporation incorporated in a United States jurisdiction that has developed a substantial body of case law. The following table provides a comparison between the statutory provisions of the BCA and the DGCL relating to stockholders’ rights.

Marshall Islands	Delaware

Shareholder Meetings

• Held at a time and place as designated in the by-laws	• May be held at such time or place as designated in the certificate of incorporation or the bylaws, or if not so designated, as determined by the board of directors

• May be held within or outside the Marshall Islands	• May be held within or outside Delaware

• Notice:	• Notice:

• Whenever shareholders are required to take action at a meeting, written notice shall state the place, date and hour of the meeting and indicate that it is being issued by or at the direction of the person calling the meeting
• Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, and the means of remote communication, if any by which stockholders may be deemed to be present and vote at such meeting

• A copy of the notice of any meeting shall be given personally or sent by mail not less than 15 nor more than 60 days before the meeting	• Written notice shall be given not less than 10 nor more than 60 days before the date of the meeting

Shareholders’ Voting Rights

• Any action required to be taken by meeting of shareholders may be taken without meeting if consent is in writing and is signed by all the shareholders entitled to vote	• Stockholders may act by written consent to elect directors

• Any person authorized to vote may authorize another person to act for him by proxy	• Any person authorized to vote may authorize another person or persons to act for him by proxy

• Unless otherwise provided in the articles of incorporation, a majority of shares entitled to vote constitutes a quorum. In no event shall a quorum consist of fewer than one third of the shares entitled to vote at a meeting
• For non-stock corporations, certificate of incorporation or bylaws may specify the number of members necessary to constitute a quorum. In the absence of this, one-third of the members shall constitute a quorum

• The Articles of Incorporation may provide for cumulative voting	• For stock corporations, certificate of incorporation or bylaws may specify the number of members necessary to constitute a quorum but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting. In the absence of such specifications, a majority of shares entitled to vote at the meeting shall constitute a quorum

• The certificate of incorporation may provide for cumulative voting

Marshall Islands	Delaware

Directors

• Board must consist of at least one member	• Board must consist of at least one member

• Number of members can be changed by an amendment to the by-laws, by the shareholders, or by action of the board	• Number of board members shall be fixed by the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number shall be made only by amendment of the certificate

• If the board is authorized to change the number of directors, it can only do so by an absolute majority (majority of the entire board)

Dissenter’s Rights of Appraisal

• Shareholders have a right to dissent from a merger or sale of all or substantially all assets not made in the usual course of business, and receive payment of the fair value of their shares	• Appraisal rights shall be available for the shares of any class or series of stock of a corporation in a merger or consolidation

• A holder of any adversely affected shares who does not vote on or consent in writing to an amendment to the articles of incorporation has the right to dissent and to receive payment for such shares if the amendment:

• Alters or abolishes any preferential right of any outstanding shares having preference; or

• Creates, alters, or abolishes any provision or right in respect to the redemption of any outstanding shares; or

• Alters or abolishes any preemptive right of such holder to acquire shares or other securities; or

• Excludes or limits the right of such holder to vote on any matter, except as such right may be limited by the voting rights given to new shares then being authorized of any existing or new class

Shareholder’s Derivative Actions

• An action may be brought in the right of a corporation to procure a judgment in its favor, by a holder of shares or of voting trust certificates or of a beneficial interest in such shares or certificates. The plaintiff must be such a holder at the time of bringing the action at the time of the transaction of which he complains, or that his shares or his interest therein devolved upon him by operation of law
• In any derivative suit instituted by a stockholder of a corporation, the plaintiff must be a stockholder of the corporation at the time of the transaction of which he complains or such stockholder’s stock must have thereafter devolved upon such stockholder by operation of law

• Complaint shall set forth with particularity the efforts of the plaintiff to secure the initiation of such action by the board or the reasons for not making such effort

• Such action shall not be discontinued, compromised or settled, without the approval of the High Court of the Republic

Marshall Islands	Delaware

• Attorney’s fees may be awarded if the action is successful

• Corporation may require a plaintiff bringing a derivative suit to give security for reasonable expenses if the plaintiff owns less than 5% of any class of stock and the shares have a value of less than $50,000

APPRAISAL RIGHTS
      Under Delaware law, the holders of outstanding stock who comply with the governing statutory provisions are entitled to appraisal rights to receive a judicially determined fair value for their shares instead of the merger consideration. All Trinity stockholders will have statutory appraisal rights following the consummation of the Merger, with the conditions set out below.
      If the Merger is consummated, a holder of record of Trinity stock on the date of making a demand for appraisal, as described below, will be entitled to have those shares appraised by the Delaware Court of Chancery under Section 262 of the DGCL and to receive payment for the “fair value” of those shares instead of the consideration provided for in the Merger Agreement. In order to be eligible to receive this payment, however, a Trinity stockholder must (1) continue to hold its shares through the effective time of the Merger, and, as a result, a stockholder who is the record holder of shares of Trinity stock on the date the written demand for appraisal is made, but who thereafter transfers those shares before the effective time of the Merger, will lose any right to appraisal in respect of those shares; (2) strictly comply with the procedures specified in Section 262; and (3) with regards to Trinity Class B stockholders, not vote in favor of the Merger or consent thereto in writing. As a result, a Trinity Class B stockholder who submits a proxy and wishes to exercise appraisal rights must vote against the Merger Agreement or abstain from voting on the Merger Agreement because a proxy which does not contain voting instructions will, unless revoked, be voted in favor of the Merger Agreement.
      This joint proxy statement/ prospectus is being sent to all holders of record of Trinity common stock on the record date for the Trinity special meeting and constitutes notice of the appraisal rights available to those holders under Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote. For Trinity Class B stockholders neither voting (in person or by proxy) against, abstaining from voting or failing to vote on the proposed Merger Agreement will constitute a written demand for appraisal within the meaning of Section 262.
      THE STATUTORY RIGHT OF APPRAISAL GRANTED BY SECTION 262 REQUIRES STRICT COMPLIANCE WITH THE PROCEDURES IN SECTION 262. FAILURE TO FOLLOW ANY OF THESE PROCEDURES MAY RESULT IN A TERMINATION OR WAIVER OF DISSENTERS’ RIGHTS UNDER SECTION 262. THE FOLLOWING IS A SUMMARY OF THE PRINCIPAL PROVISIONS OF SECTION 262.
      The following summary is not a complete statement of Section 262 of the DGCL, and is qualified in its entirety by reference to Section 262, the full text of which appears in Appendix B to this joint proxy statement/ prospectus.
      A holder of Trinity common stock who elects to exercise appraisal rights under Section 262 must deliver a written demand for appraisal of its shares of Trinity prior to the vote on the merger. The written demand must reasonably inform Trinity of the identity of the holder and that the holder intends to demand the appraisal of the holder’s shares. All demands should be delivered to Trinity, 245 Fifth Avenue, Suite 1600, New York, New York 10016, Attention: Corporate Secretary.
      Only a holder of shares of Trinity common stock on the date of making a written demand for appraisal who continuously holds those shares through the effective time of the merger is entitled to seek appraisal. For Trinity Class B stockholders simply voting against the approval and adoption of the Merger

Agreement does not constitute a demand for appraisal rights and does not constitute a waiver of appraisal rights.
      Demand for appraisal must be executed by or for the holder of record, fully and correctly, as that holder’s name appears on the holder’s stock certificates representing shares of Trinity stock, should specify the holder’s name and mailing address, the number of shares of Trinity stock owned and that the holder intends to demand appraisal of the holder’s shares. If Trinity stock is owned of record in a fiduciary capacity by a trustee, guardian or custodian, the demand should be made in that capacity. If Trinity stock is owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be made by or for all owners of record. An authorized agent, including one or more joint owners, may execute the demand for appraisal for a holder of record; that agent, however, must identify the record owner or owners and expressly disclose in the demand that the agent is acting as agent for the record owner or owners of the shares. A record holder such as a broker who holds shares of Trinity stock as a nominee for beneficial owners, some of whom desire to demand appraisal, must exercise appraisal rights on behalf of those beneficial owners with respect to the shares of Trinity stock held for those beneficial owners. In that case, the written demand for appraisal should state the number of shares of Trinity stock covered by it. Unless a demand for appraisal specifies a number of shares, the demand will be presumed to cover all shares of Trinity common stock held in the name of the record owner.
      BENEFICIAL OWNERS WHO ARE NOT RECORD OWNERS AND WHO INTEND TO EXERCISE APPRAISAL RIGHTS SHOULD INSTRUCT THE RECORD OWNER TO COMPLY WITH THE STATUTORY REQUIREMENTS WITH RESPECT TO THE EXERCISE OF APPRAISAL RIGHTS BEFORE THE DATE OF THE TRINITY SPECIAL MEETING.
      Within 10 days after the consummation of the Merger, the Surviving Corporation is required to send notice of the effectiveness of the Merger to each stockholder who prior to the time of the Merger complies with the requirements of Section 262 and has delivered notice of intent to demand appraisal.
      Within 120 days after the merger, the Surviving Corporation or any stockholder who has complied with the requirement of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Trinity stock held by all stockholders seeking appraisal. If no petition is filed by either the Surviving Corporation or any dissenting stockholder within the 120-day period, the rights of all dissenting stockholders to appraisal will cease. Stockholders seeking to exercise appraisal rights should not assume that the Surviving Corporation will file a petition with respect to the appraisal of the fair value of their shares or that the Surviving Corporation will initiate any negotiations with respect to the fair value of those shares. The Surviving Corporation is under no obligation to and has no present intention to take any action in this regard. Accordingly, stockholders who wish to seek appraisal of their shares should initiate all necessary action with respect to the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. FAILURE TO FILE THE PETITION ON A TIMELY BASIS WILL CAUSE THE STOCKHOLDER’S RIGHT TO AN APPRAISAL TO CEASE.
      A stockholder timely filing a petition for appraisal with the Delaware Court of Chancery must deliver a copy to the Surviving Corporation, which will then be obligated within 20 days to provide the Register in Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the Surviving Corporation. After notice to those stockholders, the Delaware Court of Chancery may conduct a hearing on the petition to determine which stockholders have become entitled to appraisal rights. The Court of Chancery may require stockholders who have demanded an appraisal of their shares and who hold stock represented by certificates to submit their certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any stockholder fails to comply with such requirement, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.
      Within 120 days after the effective time of the Merger, any stockholder who has complied with subsections (a) and (d) of Section 262 is entitled, upon written request, to receive from the Surviving

Corporation a statement setting forth the total number of shares of Trinity common stock not voted in favor of the merger with respect to which demands for appraisal have been received by Trinity and the number of holders of those shares. The statement must be mailed within 10 days after Trinity has received the written request or within 10 days after the time for delivery of demands for appraisal under subsection (d) of Section 262 has expired, whichever is later.
      If a petition for an appraisal is filed in a timely manner, at the hearing on the petition, the Delaware Court of Chancery will determine which stockholders are entitled to appraisal rights and will appraise the shares of Trinity common stock owned by those stockholders. The court will determine the fair value of those shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the fair value.
      Stockholders who consider seeking appraisal should consider that the fair value of their shares under Section 262 could be more than, the same as, or less than, the value of the consideration provided for in the Merger Agreement without the exercise of appraisal rights. The Court of Chancery may determine the cost of the appraisal proceeding and assess it against the parties as the Court deems equitable. Upon application of a dissenting stockholder, the Court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding (including, without limitation, reasonable attorney’s fees and the fees and expenses of experts) be charged pro rata against the value of all shares of Trinity common stock entitled to appraisal. In the absence of a court determination or assessment, each party bears its own expenses. Final decisions by the Court of Chancery in appraisal proceedings are subject to appeal to the Delaware Supreme Court.
      Any stockholder who has demanded appraisal in compliance with Section 262 will not, after the Merger, be entitled to vote such stock for any purpose or receive payment of dividends or other distributions, if any, on the Trinity common stock, except for dividends or distributions, if any, payable to stockholders of record at a date prior to the Merger.
      A stockholder may withdraw a demand for appraisal and accept the FreeSeas shares at any time within 60 days after the Merger by delivering to Trinity a written withdrawal of the stockholder’s demand for appraisal. If an appraisal proceeding is properly instituted, it may not be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and any such approval may be conditioned on the Court of Chancery’s deeming the terms to be just. If, after the Merger, a holder of Trinity common stock who had demanded appraisal for its shares fails to perfect or loses its right to appraisal, those shares will be treated under the Merger Agreement as if they were converted into FreeSeas shares at the time of the Merger.
      IN VIEW OF THE COMPLEXITY OF THESE PROVISIONS OF THE DGCL, ANY TRINITY STOCKHOLDER WHO IS CONSIDERING EXERCISING APPRAISAL RIGHTS SHOULD CONSULT A LEGAL ADVISOR.
SHARES ELIGIBLE FOR FUTURE SALE
      Upon completion of the Merger, FreeSeas will have outstanding anywhere from 6,282,600 to 5,983,749 shares of common stock depending on whether Trinity stockholders exercise their right to convert Trinity Capital Stock into cash. Of these shares, up to 1,782,600 shares issued in the Merger will be freely transferable in the United States of America without restriction under the Securities Act.
      The current officers and directors of Trinity own warrants in Trinity that will be assumed by FreeSeas, thus giving these officers and directors the right to acquire shares in FreeSeas. See “The Parties to the Merger—Trinity Principal Stockholders” and “The Parties to the Merger—Certain Related Transactions of Trinity.” In addition, the FreeSeas Shareholders are being issued options and/or warrants to acquire 950,000 shares of FreeSeas common stock. See “The Parties to the Merger—FreeSeas Principal Shareholders” and “The Parties to the Merger—Certain Related Transactions of FreeSeas.” The directors and officers of Trinity and FreeSeas have agreed that, for a one year period following the effective time of the Merger, they will not sell, offer to sell, contract or agree to sell, grant any option to purchase or otherwise dispose of or agree to dispose of any shares of FreeSeas or any securities convertible into or exercisable or exchangeable for shares, or warrants or other rights to purchase shares; provided, however, that (i) the FreeSeas Shareholders and their respective affiliates may, collectively and, among them as they shall mutually agree, pledge or hypothecate up to an aggregate of 750,000 of their shares in FreeSeas to banks or other financial institutions to collateralize bona fide personal borrowings, and (ii) in the event any warrants held by a director of Trinity are called for redemption in accordance with the terms of such warrants and, following such call for redemption, a Trinity director exercises any such warrants, then the one year lock-up shall not apply to up to one half of the shares received by such Trinity director upon exercise of each series of such warrants.
SELLING SHAREHOLDERS
      The following table identifies the selling shareholders, the number and percentage of shares of common stock beneficially owned by the selling shareholders as of November 7, 2005, the number of shares of common stock that the selling shareholders may offer or sell, and the number and percentage of shares of common stock beneficially owned by the selling shareholders, assuming that they exercise all options and warrants then exercisable by them and that they sell all of the shares that may be sold by them. We have prepared this table based upon information furnished to us by or on behalf of the selling shareholders. As used in this joint proxy statement/ prospectus, “selling shareholders” include the entities identified in the footnotes to the table as the holders of record of the indicated securities and include the respective pledgees, successors-in-interest, donees, transferees or others who may later hold the selling shareholders’ interests.
      Each of the selling shareholders is currently an executive officer, director and principal shareholder of either FreeSeas or an executive officer or director of Trinity.
      In connection with the Merger, each selling shareholder has agreed to deliver to FreeSeas a lock-up letter agreement pursuant to which each selling shareholder agrees that, for a period of one year following the effective date of the Merger, the shareholder will not (i) sell, offer to sell, contract or agree to sell, grant any option to purchase or otherwise dispose of or agree to dispose of, or file (or participate in the filing of) a registration statement with the SEC in respect of, any common shares of FreeSeas or any securities convertible into or exercisable or exchangeable for common shares, or warrants or other rights to purchase common shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of common shares or any securities convertible into or exercisable or exchangeable for common shares, or warrants or other rights to purchase common shares, whether any such transaction is to be settled by delivery of common shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). This restriction shall not apply to (a) bona fide gifts, provided the recipient agrees in writing to be bound by the terms of the lock-up letter agreement and confirms that the recipient has been in compliance with the terms of the lock-up letter agreement, (b) on death, by will or intestacy, or (c) dispositions to the shareholder’s immediate family or to any trust, partnership or other entity for the direct or indirect benefit of the shareholder and/or the immediate family of the shareholder or any affiliate, provided that the family member, trust, partnership or other entity or affiliate agrees in writing to be bound by the terms of the agreement and confirms that it has been in compliance with the terms of the agreement, or (d) pursuant to a court order or settlement agreement approved by a court of competent jurisdiction. The lock-up agreement does provide limited exceptions from its provisions for the FreeSeas principal shareholders and the directors of Trinity, respectively. The FreeSeas principal shareholders are permitted to pledge or hypothecate up to an aggregate of 750,000 shares of their FreeSeas common stock to banks or other financial institutions to collateralize bona fide person borrowings. In the event that (1) any warrants of FreeSeas received by the Trinity directors in the Merger are called for redemption in accordance with their respective terms and (2) a Trinity director exercises any such warrants, one-half of the shares of FreeSeas stock received by such Trinity director upon the exercise of such warrants will not be subject to the provisions of the lock-up agreement.

	Shares of Common Stock
	Beneficially Owned					Shares of Common Stock
	After the Merger and					Beneficially Owned
	Prior to the Offering					After the Offering

	Number of					Number of
	Shares			Number of		Shares
	Beneficially		Percent of	Shares Being		Beneficially	Percent of
Selling Stockholder	Owned		Class(1)	Offered		Owned(2)	Class(1)

Ion G. Varouxakis	1,837,500	(3)	28.57%	141,847		1,695,653	26.36%
George D. Gourdomichalis	1,629,417	(4)	25.27%	122,934		1,506,483	23.36%
Efstathios D. Gourdomichalis	1,483,083	(5)	23.12%	113,478		1,369,605	21.35%
Lawrence Burstein	301,952	(6)	4.59%	113,750	(6)	188,202	3.87%
James Scibelli	340,050	(7)	5.13%	113,750	(7)	226,300	3.48%
David Buckel	22,500	(8)	*	11,250	(8)	11,250	*
Theodore Kesten	22,500	(9)	*	11,250	(9)	11,250	*

*	Less than one percent

(1)	Based on 6,282,600 shares of FreeSeas common stock that will be issued and outstanding immediately following the Merger assuming each Trinity stockholder participates in the Merger. For purposes of calculating the percentage ownership, any shares that each selling shareholder has the right to acquire within 60 days under warrants or options have been included in the total number of shares outstanding for that person, in accordance with Rule 13d-3 under the Exchange Act.

(2)	Assumes that the selling shareholders sell all of their shares of common stock beneficially owned by each selling shareholder and offered hereby immediately following the merger described in this joint proxy statement/ prospectus, and reflects the vesting of an additional 1/3 of the shares issuable upon exercise of options held by Messrs Varouxakis, G. Gourdomichalis and E. Gourdomichalis, as described in the footnotes below.

(3)	The number of shares beneficially owned reflects 1,687,500 shares of common stock and 66,667 shares of common stock issuable upon the exercise of warrants issued to “The Mida’s Touch S.A.,” a company wholly owned by Ion G. Varouxakis; and 83,333 shares of common stock issuable upon exercise of immediately exercisable options to be granted to Mr. Varouxakis under his employment agreement with FreeSeas. Mr. Varouxakis is being granted a total of 250,000 options, 1/3 of which vests immediately, 1/3 of which vests after one year and the remaining 1/3 of which vests after two years. The options are exercisable at a price of $5.00 per share. The number of shares being offered includes 141,847 shares of common stock held by The Mida’s Touch.

(4)	The number of shares beneficially owned reflects 1,462,750 shares of common stock and 66,667 shares of common stock issuable upon the exercise of warrants issued to “Alastor Investments S.A.,” a company wholly owned by Alastor Foundation, a foundation of which George D. Gourdomichalis, is the sole beneficiary; and 100,000 shares of common stock issuable upon exercise of immediately exercisable options to be granted to Mr. Gourdomichalis under his employment agreement with FreeSeas. Mr. Gourdomichalis is being granted a total of 300,000 options, 1/3 of which vests immediately, 1/3 of which vests after one year and the remaining 1/3 of which vests after two years. The options are exercisable at a price of $5.00 per share. The number of shares being offered includes 122,934 shares of common stock held by Alastor Investments S.A.

(5)	The number of shares beneficially owned reflects 1,349,750 shares of common stock and 66,666 shares of common stock issuable upon the exercise of warrants issued to “N.Y. Holdings S.A.” a company wholly owned by Efstathios D. Gourdomichalis and 66,667 shares of common stock issuable upon exercise of immediately exercisable options to be granted to Mr. Gourdomichalis under his employment agreement with FreeSeas. Mr. Gourdomichalis is being granted a total of 200,000 options, 1/3 of which vests immediately, 1/3 of which vests after one year and the remaining 1/3 of which vests after two years. The options are exercisable at a price of $5.00 per share. The number of shares being offered includes 113,478 shares of common stock held by N.Y. Holdings S.A.

(6)	The number of shares beneficially owned reflects 12,050 shares of common stock and 265,902 shares issuable upon the exercise of Class W and Class Z warrants held by Mr. Burstein. Includes 7,501 Class W Warrants and 7,501 Class Z Warrants held by Mr. Burstein’s affiliate, Unity. Also reflects 4,000 shares of common stock and 20,000 shares of common stock issuable upon the exercise of Class W and Class Z warrants held by Mr. Burstein’s wife and daughter, of which Mr. Burstein disclaims beneficial ownership. The number of shares being offered includes 56,875 shares of common stock issuable upon the exercise of Class W warrants and 56,875 shares of common stock issuable upon the exercise of Class Z warrants.

(7)	The number of shares beneficially owned reflects 50 shares of common stock and 340,000 shares of common stock issuable upon the exercise of Class W and Class Z warrants held by Mr. Scibelli. The number of shares being offered includes 56,875 shares of common stock issuable upon the exercise of Class W warrants and 56,875 shares of common stock issuable upon the exercise of Class Z warrants.

(8)	The number of shares beneficially owned reflects 22,500 shares of common stock issuable upon the exercise of Class W and Class Z warrants held by Mr. Buckel. The number of shares being offered includes 5,625 shares of common stock issuable upon the exercise of Class W warrants and 5,625 shares of common stock issuable upon the exercise of Class Z warrants.

(9)	The number of shares beneficially owned reflects 22,500 shares of common stock issuable upon the exercise of Class W and Class Z warrants held by Mr. Kesten. The number of shares being offered includes 5,625 shares of common stock issuable upon the exercise of Class W warrants and 5,625 shares of common stock issuable upon the exercise of Class Z warrants.

PLAN OF DISTRIBUTION
      FreeSeas is registering shares of its common stock under the Securities Act for sale by the selling shareholders. As used in this joint proxy statement/ prospectus, “selling shareholders” include certain entities identified in the footnotes to the table in the section captioned “Selling Shareholders” as the holders of record of the indicated securities and include the respective pledgees, successors-in-interest, donees, transferees or others who may later hold the selling shareholders’ FreeSeas common stock and would be identified in an amendment to this prospectus at the appropriate time. FreeSeas has agreed to pay the costs and fees of registering the shares, but the selling shareholders will pay any brokerage commissions, discounts or other expenses relating to the sale of the shares.
      The selling shareholders may sell the shares in the over-the-counter market or otherwise, at market prices prevailing at the time of sale, at prices related to the prevailing market prices, or at negotiated prices. In addition, the selling shareholders may sell some or all of their shares through:

•	a block trade in which a broker-dealer may resell a portion of the block, as principal, in order to facilitate the transaction;

•	purchases by a broker-dealer, as principal, and resale by the broker-dealer for its account;

•	ordinary brokerage transactions and transactions in which a broker solicits purchasers; or

•	an exchange distribution in accordance with the rules of the applicable exchange.
      When selling the shares, the selling shareholders may enter into hedging transactions. For example, the selling shareholders may:

•	enter into transactions involving short sales of the shares by broker-dealers;

•	sell shares short themselves and redeliver such shares to close out their short positions;

•	enter into option or other types of transactions that require the selling shareholder to deliver shares to a broker-dealer, who will then resell or transfer the shares under this prospectus; or

•	loan or pledge the shares to a broker-dealer, who may sell the loaned shares or, in the event of default, sell the pledged shares.

      The selling shareholders may negotiate and pay broker-dealers commissions, discounts or concessions for their services. Broker-dealers engaged by the selling shareholders may allow other broker-dealers to participate in resales. The selling stockholders and any broker-dealers involved in the sale or resale of the shares, however, may qualify as “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. In addition, the broker-dealers’ commissions, discounts or concession may qualify as underwriters’ compensation under the Securities Act. If a selling shareholder qualifies as an “underwriter,” it will be subject to the prospectus delivery requirements of Section 5(b)(2) of the Securities Act.
      The selling shareholders should be aware that the anti-manipulation provisions of Regulation M under the Exchange Act will apply to purchases and sales of shares of common stock by the selling stockholders, and that there are restrictions on market-making activities by persons engaged in the distribution of the shares. Under Regulation M, the selling shareholders or their agents may not bid for, purchase, or attempt to induce any person to bid for or purchase, shares of FreeSeas common stock while such selling shareholders are distributing shares pursuant to this prospectus. The selling shareholders are advised that, if a particular offer of common stock is to be made on terms constituting a material change from the information set forth above with respect to the Plan of Distribution, then, to the extent required, a post-effective amendment to the registration statement must be filed with the SEC.
      From time to time this prospectus will be supplemented and amended as required by the Securities Act. During any time when a supplement or amendment is so required, the selling shareholders are to cease sales until the prospectus has been supplemented or amended.
      In addition to selling their shares under this joint proxy statement/ prospectus, the selling shareholders may:

•	agree to indemnify any broker-dealer or agent against certain liabilities related to the selling of the shares, including liabilities arising under the Securities Act;

•	transfer its shares in other ways not involving market makers or established trading markets, including directly by gift, distribution, privately negotiated transaction or other transfer;

•	sell its shares pursuant to Rule 144 under the Securities Act rather than pursuant to this prospectus, if the shares are eligible for such sale and the transaction meets the requirements of Rule 144; or

•	any combination of any of the foregoing methods of sale.
      In connection with the merger, each selling shareholder has agreed to deliver to Trinity a lock-up letter agreement pursuant to which each selling shareholder agrees that, for a period of one year following the effective date of the merger, the shareholder will not (i) sell, offer to sell, contract or agree to sell, grant any option to purchase or otherwise dispose of or agree to dispose of, or file (or participate in the filing of) a registration statement with the SEC in respect of, any common shares of FreeSeas or any securities convertible into or exercisable or exchangeable for common shares, or warrants or other rights to purchase common shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of common shares or any securities convertible into or exercisable or exchangeable for common shares, or warrants or other rights to purchase common shares, whether any such transaction is to be settled by delivery of common shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). This restriction shall not apply to (a) bona fide gifts, provided the recipient agrees in writing to be bound by the terms of the lock-up letter agreement and confirms that the recipient has been in compliance with the terms of the lock-up letter agreement, (b) on death, by will or intestacy, or (c) dispositions to the shareholder’s immediate family or to any trust, partnership or other entity for the direct or indirect benefit of the shareholder and/or the immediate family of the shareholder or any affiliate, provided that the family member, trust, partnership or other entity or affiliate agrees in writing to be bound by the terms of the agreement and confirms that it has been in compliance with the terms of the agreement, or (d) pursuant to a court order or settlement agreement approved by a court of competent jurisdiction.

EXPERTS
      The financial statements of Trinity as of December 31, 2004, and for the period from inception (April 14, 2004) to December 31, 2004, appearing in this joint proxy statement/prospectus and registration statement have been included herein in reliance on the report of J.H. Cohn LLP, independent registered public accounting firm, given on the authority of such firm as experts in accounting and auditing.
      The consolidated financial statements of FreeSeas as of December 31, 2004, and for the period from inception (April 23, 2004) to December 31, 2004, appearing in this joint proxy statement/prospectus and registration statement have been so included in reliance on the audit report of PricewaterhouseCoopers S.A., independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
LEGAL MATTERS
      The legality of the shares of FreeSeas being offered hereby is being passed upon for FreeSeas by Reeder Simpson, P.C., special Marshall Islands counsel for FreeSeas. Broad and Cassel, a general partnership including professional associations, is acting as counsel to FreeSeas in connection with the Merger and compliance with United States securities laws. Seward & Kissel LLP has opined as to certain U.S. federal income tax consequences of the Merger.
STOCKHOLDER PROPOSALS AND OTHER MATTERS
      Management of Trinity knows of no other matters which may be brought before the Trinity special meeting. If any matter other than the proposed merger or related matters should properly come before the special meeting, however, the persons named in the enclosed proxies will vote proxies in accordance with their judgment on those matters.
      Under Delaware law, only business stated in the notice of special meeting may be transacted at the special meeting.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
      FreeSeas has filed a registration statement on Form F-1 to register with the SEC the offering and sale of FreeSeas shares to be issued to holders of Trinity Capital Stock pursuant to the Merger. This joint proxy statement/ prospectus is a part of that registration statement and constitutes a prospectus of FreeSeas in addition to a proxy statement of Trinity for the Trinity special meeting. As allowed by SEC rules, this joint proxy statement/ prospectus does not contain all of the information that you can find in the registration statement or the exhibits to the registration statement. You should refer to the registration statement and its exhibits for additional information that is not contained in this joint proxy statement/ prospectus.
      Trinity is subject to the informational requirements of the Exchange Act, and is required to file reports, any proxy statements and other information with the SEC. You can read any reports, statements or other information that Trinity files with the SEC, including this joint proxy statement/ prospectus, over the Internet at the SEC web site at http://www.sec.gov. You may also read and copy any documents Trinity files with the SEC at its public reference facility at 450 Fifth Street, N.W., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.
      Neither Trinity nor FreeSeas has authorized anyone to provide you with information that differs from that contained in this joint proxy statement/ prospectus. You should not assume that the information contained in this joint proxy statement/ prospectus is accurate as of any date other than the date of the joint proxy statement/ prospectus, and neither the mailing of this joint proxy statement/ prospectus to

Trinity stockholders nor the issuance of shares of FreeSeas in the Merger shall create any implication to the contrary.
      This joint proxy statement/ prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.
ENFORCEABILITY OF CIVIL LIABILITIES
      FreeSeas is a Marshall Islands company and its executive offices are located outside of the United States of America in Piraeus, Greece. All of FreeSeas’ directors and officers and some of the experts named in this joint proxy statement/ prospectus reside outside the United States of America. In addition, a substantial portion of FreeSeas’ assets and the assets of its directors, officers and experts are located outside of the United States of America. As a result, you may have difficulty serving legal process within the United States of America upon FreeSeas or any of these persons. You may also have difficulty enforcing, both in and outside the United States of America, judgments you may obtain in United States of America courts against FreeSeas or these persons in any action, including actions based upon the civil liability provisions of United States of America federal or state securities laws.
      Furthermore, there is substantial doubt that the courts of the Marshall Islands or Greece would enter judgments in original actions brought in those courts predicated on United States of America federal or state securities laws.

GLOSSARY OF SHIPPING TERMS
      The following are definitions of certain terms that are commonly used in the shipping industry and in this joint proxy statement/ prospectus.
      Annual survey. The inspection of a vessel pursuant to international conventions, by a classification society surveyor, on behalf of the flag state, that takes place every year.
      Bareboat charter. A charter of a vessel under which the shipowner is usually paid a fixed amount of charterhire for a certain period of time during which the charterer is responsible for the vessel operating expenses and voyage expenses of the vessel and for the management of the vessel, including crewing. A bareboat charter is also known as a “demise charter” or a “time charter by demise.”
      Bunkers. Heavy fuel and diesel oil used to power a vessel’s engines.
      Capesize. A vessel with capacity over 80,000 dwt.
      Charter. The hire of a vessel for a specified period of time or to carry a cargo from a loading port to a discharging port. The contract for a charter is commonly called a charterparty.
      Charterer. The party that hires a vessel for a period of time or for a voyage.
      Charterhire. A sum of money paid to the shipowner by a charterer for the use of a vessel. Charterhire paid under a voyage charter is also known as “freight.”
      Classification society. An independent society that certifies that a vessel has been built and maintained according to the society’s rules for that type of vessel and complies with the applicable rules and regulations of the country of the vessel’s registry and the international conventions of which that country is a member. A vessel that receives its certification is referred to as being “in-class.”
      Contract of affreightment. A contract of affreightment (COA) relates to the carriage of multiple cargos over the same route and enables the COA holder to have different ships perform the individual sailings. Essentially it constitutes a number of voyage charters to carry a specified amount of cargo during the term of the COA, which usually spans a number of years. All of the ship’s operating, voyage and capital costs are borne by the ship owner.
      Drybulk carrier. A type of ship designed to carry bulk cargo, such as coal, iron ore and grain, etc. that is loaded in bulk and not in bags, packages or containers.
      Drydocking. The removal of a vessel from the water for inspection and repair of those parts of a vessel which are below the water line. During drydockings, which are required to be carried out periodically, certain mandatory classification society inspections are carried out and relevant certifications are issued. Drydockings are generally required once every 30 months or twice every five years, one of which must be a Special Survey.
      Dwt. Deadweight ton, which is a unit of a vessel’s capacity for cargo, fuel, oil, stores and crew measured in metric tons of 1,000 kilograms.
      Freight. A sum of money paid to the shipowner by the charterer under a voyage charter, usually calculated either per ton loaded or as a lump sum amount.
      Gross ton. A unit of measurement for the total enclosed space within a vessel equal to 100 cubic feet or 2.831 cubic meters.
      Handymax. A vessel with capacity ranging from 30,000 dwt to 55,000 dwt.
      Handysize. A vessel with capacity of up to 30,000 dwt.
      Hull. Shell or body of a ship.
      IMO. International Maritime Organization, a United Nations agency that issues international standards for shipping.

      Intermediate survey. The inspection of a vessel by a classification society surveyor that takes place 24 to 36 months after each Special Survey.
      Newbuilding. A new vessel under construction or just completed.
      Off-hire. The period in which a vessel is unable to perform the services for which it is immediately required under a time charter. Off-hire periods can include days spent on repairs, drydocking and surveys, whether or not scheduled.
      OPA. The United States of America Oil Pollution Act of 1990.
      Panamax. A vessel with capacity ranging from 55,000 dwt to 80,000 dwt.
      Period time charter. A time charter or a contract of affreightment.
      Protection and indemnity insurance. Insurance obtained through a mutual association formed by shipowners to provide liability indemnification protection from various liabilities to which they are exposed in the course of their business, and which spreads the liability costs of each member by requiring contribution by all members in the event of a loss.
      Scrapping. The sale of a vessel as scrap metal.
      Single-hull. A hull construction design in which a vessel has only one hull.
      Special survey. The inspection of a vessel by a classification society surveyor that takes place every five years, as part of the recertification of the vessel by a classification society.
      Spot charter. A charter under which a shipowner is paid freight on the basis of moving cargo from a loading port to a discharging port. The shipowner is responsible for paying both vessel operating expenses and voyage expenses. Typically, the charterer is responsible for any delay at the loading or discharging ports.
      Spot market. The market for immediate chartering of a vessel, usually for single voyages.
      Time charter. A charter under which the shipowner is paid charterhire on a per-day basis for a specified period of time. Typically, the shipowner is responsible for providing the crew and paying vessel operating expenses while the charterer is responsible for paying the voyage expenses and additional voyage insurance.
      Vessel operating expenses. The costs of operating a vessel, primarily consisting of crew wages and associated costs, insurance premiums, management fees, lubricants and spare parts, and repair and maintenance costs. Vessel operating expenses exclude fuel costs, port expenses, agents’ fees, canal dues and extra war risk insurance, as well as commissions, which are included in “voyage expenses.”
      Voyage expenses. Expenses incurred due to a vessel’s traveling from a loading port to a discharging port, such as fuel (bunkers) costs, port expenses, agents’ fees, canal dues and extra war risk insurance, as well as commissions.

TRINITY PARTNERS ACQUISITION COMPANY INC.
INDEX TO FINANCIAL STATEMENTS

Annual Financial Statements of Trinity Partners Acquisition Company Inc.
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of December 31, 2004	F-3
Statement of Operations from inception (April 14, 2004) to December 31, 2004	F-4
Statement of Stockholders’ Equity from inception (April 14, 2004) to December 31, 2004	F-5
Statement of Cash Flows from inception (April 14, 2004) to December 31, 2004	F-6
Notes to Financial Statements	F-7
Quarterly Financial Statements of Trinity Partners Acquisition Company, Inc.
Unaudited Condensed Balance Sheets as of December 31, 2004 and June 30, 2005	F-13
Unaudited Condensed Statements of Operations for the three months ended June 30, 2005 and for the period from inception (April 14, 2004) to June 30, 2004	F-14
Unaudited Condensed Statements of Operations for the six months ended June 30, 2005 and for the period from inception (April 14, 2004) to June 30, 2004	F-15
Unaudited Condensed Statement of Stockholders’ Equity for the six months ended June 30, 2005	F-16
Unaudited Condensed Statements of Cash Flows for the six months ended June 30, 2005 and for the period from inception (April 14, 2004) to June 30, 2004	F-17
Notes to Unaudited Condensed Financial Statements	F-18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders
TRINITY PARTNERS ACQUISITION COMPANY INC.:
We have audited the accompanying balance sheet of Trinity Partners Acquisition Company Inc. as of December 31, 2004, and the related statements of operations, stockholders’ equity and cash flows for the period from inception (April 14, 2004) to December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trinity Partners Acquisition Company Inc. as of December 31, 2004, and its results of operations and cash flows for the period from inception (April 14, 2004) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.
/s/ J. H. Cohn LLP
Jericho, New York
February 15, 2005 (except for Note 8
as to which the date is May 11, 2005)

Trinity Partners Acquisition Company Inc.
Balance Sheet
December 31, 2004

ASSETS
Current Assets
Cash and cash equivalents	$484,802
Restricted investment	7,601,236
Other assets	23,874

Total current assets	8,109,912

Total assets	$8,109,912

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable and accrued expenses	$72,836

Total current liabilities	72,836

Common Stock, subject to possible redemption for cash, 298,851 shares at redemption value	1,519,490

Commitments and contingencies
Stockholders’ Equity
Preferred stock, par value $.0001 per share, 5,000 shares authorized, no shares issued	—
Common stock, par value $.0001 per share, 20,000,000 shares authorized, 287,600 shares issued and outstanding	29
Common stock, Class B, par value $.0001 per share, 2,000,000 shares authorized, 1,196,149 shares issued and outstanding (excluding 298,851 shares subject to possible redemption for cash)	120
Additional paid-in capital	6,602,764
Accumulated deficit	(86,477)
Accumulated other comprehensive income	1,150

Total stockholders’ equity	6,517,586

Total liabilities and stockholders’ equity	$8,109,912

See notes to financial statements.

Trinity Partners Acquisition Company Inc.
Statement of Operations
From inception (April 14, 2004) to December 31, 2004

Revenue	$—
Operating expenses
Professional fees	75,948
Organization costs	15,911
Other operating costs	47,632

Loss from operations	(139,491)
Interest income	53,014

Net loss	$(86,477)

Weighted average number of shares outstanding:
Basic and diluted	1,020,615

Net loss per share, basic and diluted	$(0.08)

See notes to financial statements.

Trinity Partners Acquisition Company Inc.
Statement of Stockholders’ Equity
From inception (April 14, 2004) to December 31, 2004

			Common Stock, Class B
							Accumulated
	Common Stock				Additional		Other
					Paid-In	Accumulated	Comprehensive
	Shares	Amount	Shares	Amount	Capital	Deficit	Income	Total

Balance, April 14, 2004 (inception)	—	$—	—	$—	$—	$—	$—	$—
Issuance of common stock for cash	100	—	—	—	500	—	—	500
Issuance of warrants for cash	—	—	—	—	36,250	—	—	36,250
Sale of 143,750 Series A units and 747,500 Series B units through public offering, net of underwriter’s discount and offering expenses and net proceeds allocable to 298,851 shares of Common Stock, Class B subject to possible redemption for cash	287,500	29	1,196,149	120	6,566,014	—	—	6,566,163
Net loss for the period	—	—	—	—	—	(86,477)	—	(86,477)
Change in unrealized gain on available-for-sale securities	—	—	—	—	—	—	1,150	1,150

Comprehensive loss								(85,327)

Balance, December 31, 2004	287,600	$29	1,196,149	$120	$6,602,764	$(86,477)	$1,150	$6,517,586

See notes to financial statements.

Trinity Partners Acquisition Company Inc.
Statement of Cash Flows
From inception (April 14, 2004) to December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(86,477)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of discount on restricted investment	(50,336)
Changes in operating assets and liabilities:
Increase in other assets	(23,874)
Increase in accounts payable and accrued expenses	72,836

Net cash used in operating activities	(87,851)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash contributed to Trust Fund	(7,549,750)

Net cash used in investing activities	(7,549,750)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of common stock and warrants	36,750
Proceeds from notes payable to stockholders	46,000
Repayments of notes payable to stockholders	(46,000)
Portion of net proceeds from sale of Series B Units through public offering allocable to shares of Common Stock subject to possible redemption for cash	1,509,198
Net proceeds from sale of units through public offering allocable to stockholders’ equity	6,576,455

Net cash provided by financing activities	8,122,403

Net increase in cash and cash equivalents	484,802
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$484,802

See notes to financial statements.

Trinity Partners Acquisition Company Inc.
Notes to Financial Statements
NOTE 1 — ORGANIZATION AND ACTIVITIES
      Trinity Partners Acquisition Company Inc. (the “Company”) was incorporated in Delaware on April 14, 2004 as a blank check company whose objective is to raise money and acquire an operating business (a “Business Combination”) (Note 8).
      As further discussed in Note 2, on July 29, 2004, the Company effected an initial public offering of its securities (the “Offering”) which closed on August 4, 2004.
      Although substantially all of the proceeds of the Offering are intended to be utilized to effect a Business Combination, the proceeds are not specifically designated for this purpose. The gross proceeds from the Offering and sale of the Series B units of $7,549,750 will be held in a trust fund (the “Trust Fund”) until the earlier of the completion of a Business Combination or the distribution of proceeds to Class B stockholders. If a Business Combination is consummated, the redemption rights afforded to the Class B stockholders may result in the redemption for cash of up to approximately 19.99% of the aggregate number of Class B shares sold as further described below. If a Business Combination is not contracted in 12 months, or consummated in 18 months, subsequent to July 29, 2004, all of the proceeds of the Trust Fund will be returned to Class B stockholders.
      As a result of its limited resources, the Company will, in all likelihood, have the ability to effect only a single Business Combination. Accordingly, the prospects for the Company’s success will be entirely dependent upon the future performance of a single business.
      The Company will not effect a Business Combination unless the fair market value of the target, as determined by the Board of Directors of the Company in its sole discretion, based upon valuation standards generally accepted by the financial community including, among others, book value, cash flow, and both actual and potential earnings, is at least equal to 80% of the net assets of the Company at the time of such acquisition.
      Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. As discussed previously, if the Company is unable to effect a Business Combination within 18 months of the consummation of the Offering, the Company’s Certificate of Incorporation provides for the Company’s automatic liquidation. If the Company were to expend all of the net proceeds of the Offering not held in the Trust Fund prior to liquidation, but recognizing that such net proceeds could become subject to the claims of creditors of the Company which could be prior to the claims of stockholders of the Company, it is possible that the Company’s liquidation value may be less than the amount in the Trust Fund, inclusive of any net interest income thereon. Moreover, all of the Company’s initial stockholders have agreed to waive their respective rights to participate in any such liquidation distribution on shares owned prior to the Offering.
      At the time the Company seeks Class B stockholder approval of any Business Combination, the Company will offer each Class B stockholder who acquired Class B shares through the Offering or subsequently in the after-market the right to have his or her shares of the Company’s Class B common stock redeemed for cash if such Class B stockholder votes against the Business Combination and the Business Combination is approved and completed. The holders of the Company’s common stock are not entitled to seek redemption of their shares. The actual per-share redemption price will be equal to the amount in the Trust Fund (inclusive of any interest thereon) as of the record date for determination of Class B stockholders entitled to vote on such Business Combination, divided by the number of Class B shares sold in the Offering, or approximately $5.08 per share based on the value in the Trust Fund as of December 31, 2004. There will be no distribution from the Trust Fund with respect to the warrants included in the Series A and Series B Units. A Series B stockholder may request redemption of his or her shares at any time prior to the vote taken with respect to a proposed Business Combination at a meeting held for that purpose, but such request will not be granted unless such Class B stockholder votes against

Trinity Partners Acquisition Company Inc.
Notes to Financial Statements — (Continued)
the Business Combination and the Business Combination is approved and consummated. It is anticipated that the funds to be distributed to Class B stockholders who have their shares redeemed will be distributed promptly after consummation of a Business Combination. Any Class B stockholder who redeems his or her stock into his or her share of the Trust Fund still has the right to exercise the Class W and Class Z warrants that was received as part of the Series B units. The Company will not consummate any Business Combination if 20% or more in interest of the Class B stockholders exercise their redemption rights. Accordingly, the redemption value of $1,519,490 (298,851 shares, or 19.99% of the Class B shares sold in the public offering) has been included in the accompanying balance sheet at December 31, 2004 as temporary capital.
NOTE 2 — PUBLIC OFFERING OF SECURITIES
      In its initial public offering, effective July 29, 2004 (closed on August 4, 2004), the Company sold to the public 143,750 Series A Units (the “Series A Units” or a “Series A Unit”) and 747,500 Series B Units (the “Series B Units” or a “Series B Unit”) at a price of $10.50 and $10.10 per unit, respectively, inclusive of an option issued to the underwriters to purchase additional Series A Units and Series B Units, which was exercised in full. Proceeds from the initial public offering, including the exercise of the over-allotment option, totaled $8,085,653 which was net of $973,472 in underwriting and other expenses. Each Series A Unit consists of two shares of the Company’s common stock, five Class W Redeemable Warrants (a “Class W Warrant”), and five Class Z Redeemable Warrants (a “Class Z Warrant”). Each Series B unit consists of two shares of the Company’s Class B common stock, one Class W Warrant, and one Class Z Warrant.
      Both the Company’s common stock and Class B common stock have one vote per share. However, the Class B stockholders may, and the common stockholders may not, vote in connection with a Business Combination. Further, should a Business Combination not be consummated during the target business acquisition period, the Trust Fund would be distributed pro-rata to all of the Class B common stockholders and their Class B common shares would be cancelled and returned to the status of authorized but unissued shares.
      Each Class W Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00, commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a Business Combination with a target business, or the distribution of the Trust Fund to the Class B stockholders. The Class W Warrants will expire on July 29, 2009 or earlier upon redemption. Each Class Z Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00, commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a Business Combination with a target business, or the distribution of the Trust Fund to the Class B stockholders. The Class Z Warrants will expire on July 29, 2011 or earlier upon redemption. The Company may redeem the outstanding Class W Warrants and/or Class Z Warrants with the prior consent of HCFP/ Brenner Securities LLC (“HCFP”), the representative of the underwriters of the Offering, in whole and not in part, at a price of $.05 per warrant at any time after the warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $7.50 per share and $8.75 per share, for a Class W Warrant and Class Z Warrant, respectively, for any 20 trading days within a 30 trading day period ending three business days before the Company sends the notice of redemption.
      Upon closing of the public offering, the Company issued an option, for $100, to HCFP (the “Underwriters Purchase Option” or “UPO”), to purchase up to 12,500 Series A units at an exercise price of $17.325 per unit and/or up to 65,000 Series B units at an exercise price of $16.665 per unit. The Company accounted for the fair value of the UPO, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity, which was offset by

Trinity Partners Acquisition Company Inc.
Notes to Financial Statements — (Continued)
an equivalent increase in equity for the issuance of the option. The Company estimated the fair value of this UPO, approximately $225,000, using a Black-Scholes option-pricing model. The fair value of the UPO granted was estimated as of the date of grant using the following assumptions: (1) expected volatility of 44.5%, (2) risk-free interest rate of 3.61% and (3) contractual life of 5 years. The UPO may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the UPO (the difference between the exercise prices of the option and the underlying warrants and the market price of the units and underlying securities) to exercise the UPO without the payment of any cash. The Series A Units and Series B Units issuable upon exercise of this option are identical to those in the Offering, except that the exercise price of the warrants included in the units are $5.50 per share and the Class Z Warrants shall be exercisable by HCFP for a period of only five years from the date of the Offering. The UPO is exercisable at $17.325 per Series A Unit and $16.665 per Series B Unit commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a Business Combination with a target business, or the distribution of the Trust Fund to the Class B stockholders, and expires on July 29, 2009.
NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      Cash and Cash Equivalents — Included in cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.
      Investments — Restricted investments consist of investments acquired, which were included in the Trust Fund, with maturities exceeding three months but less than three years. Consistent with Statement of Financial Accounting Standards (SFAS) No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, the Company classifies all debt securities and all investments in equity securities that have readily determinable fair values as available-for-sale, as the sale of such securities may be required prior to maturity to implement management strategies. Such securities are reported at fair value, with unrealized gains or losses excluded from earnings and included in other comprehensive income, net of applicable taxes. Discounts from the face value of restricted investments are amortized using the interest method over the period from the date of purchase to maturity and are included in interest income on the accompanying statement of operations.
      The Company’s restricted investment held in trust at December 31, 2004 consists of an investment in United States of America government treasury securities, with a maturity date of January 6, 2005, and is stated at amortized cost. The fair market value of the restricted investment was $7,601,326 as of December 31, 2004, including $1,150 of unrealized gains, which are reported as a component of other comprehensive income as of December 31, 2004. The Company recognized interest income of $50,336 from amortization of the discount on the investment during the period from inception (April 14, 2004) to December 31, 2004, which is included in interest income on the accompanying statement of operations. There were no sales of investments during the period from inception (April 14, 2004) to December 31, 2004.
      Net Loss Per Share — Net loss per share is computed based on the weighted average number of shares of common and Class B common stock outstanding.
      Basic earnings (loss) per share excludes dilution and is computed by dividing income (loss) available to common stockholders by the weighted average shares of common stock and Class B common stock outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. Since the effect of the assumed exercise of outstanding warrants to purchase 3,657,500 shares of common stock, with a weighted average exercise price of $5.00 per share, is antidilutive, they have been excluded from the

Trinity Partners Acquisition Company Inc.
Notes to Financial Statements — (Continued)
Company’s computation of net loss per share. Therefore, basic and diluted loss per share were the same for the period from inception (April 14, 2004) through December 31, 2004.
      Fair Value of Financial Instruments — The fair values of the Company’s assets and liabilities that qualify as financial instruments under Statement of Financial Accounting Standards No. 107 approximate their carrying amounts presented in the balance sheet at December 31, 2004.
      Use of Estimates and Assumptions — The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results can, and in many cases will, differ from those estimates.
      Income Taxes — Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.
NOTE 4 — CAPITAL STOCK

Preferred Stock
      The Company is authorized to issue up to 5,000 shares of Preferred Stock with such designations, voting, and other rights and preferences as may be determined from time to time by the Board of Directors.

Common Stock and Class B Common Stock
      The Company is authorized to issue 20,000,000 shares of common stock and 2,000,000 shares of Class B common stock. As of December 31, 2004 there are 287,600 shares of the Company’s common stock issued and outstanding and 1,495,000 shares of the Company’s Class B common stock issued and outstanding, including 298,851 Class B common shares subject to possible redemption for cash.
      With the exercise of the over-allotment option (Note 2), subsequent to the Offering there are, 15,774,900 and 375,000 authorized but unissued shares of the Company’s common stock and the Company’s Class B common stock, respectively, available for future issuance, after appropriate reserves for the issuance of common stock in connection with the Class W Warrants and Class Z Warrants, the Underwriters Purchase Option and the officers’ and directors’ Class W Warrants and Class Z Warrants (Note 6).
      The Company has no commitments to issue any shares of common stock other than as described herein; however, the Company will, in all likelihood, issue a substantial number of additional shares in connection with a Business Combination (Note 8). To the extent that additional shares of common stock are issued, dilution to the interests of the Company’s stockholders who participated in the Offering will occur.

Warrants
      The Class W Warrants are callable, subject to adjustment in certain circumstances, and entitle the holder to purchase shares at $5.00 per share for a period commencing on the later of: (a) July 29, 2005 and (b) the earlier of the completion of the Business Combination or distribution of the Trust Fund to the

Trinity Partners Acquisition Company Inc.
Notes to Financial Statements — (Continued)
Class B stockholders, and ending July 29, 2009. As of December 31, 2004 there were 1,828,750 Class W Warrants outstanding.
      The Class Z Warrants are callable, subject to adjustment in certain circumstances, and entitle the holder to purchase shares at $5.00 per share for a period commencing on the later of: (a) July 29, 2005 and (b) the earlier of the completion of the Business Combination or distribution of the Trust Fund to the Class B stockholders, and ending July 29, 2011. As of December 31, 2004 there were 1,828,750 Class Z Warrants outstanding.
NOTE 5 — INCOME TAXES
      Significant components of the Company’s deferred tax assets at December 31, 2004 are as follows:

Net operating loss carryforward	$29,100
Organization and formation costs	5,500
Less valuation allowance	(34,600)

Net deferred tax asset	$—

      The Company has a net operating loss carryforward of approximately $73,000 for federal and state income tax purposes as of December 31, 2004. The Company has recorded a full valuation allowance against its deferred tax assets as management believes it is not more likely than not that sufficient taxable income will be realized during the carryforward period to utilize the deferred tax asset. Realization of the future tax benefits is dependent upon many factors, including the Company’s ability to generate taxable income within the loss carry-forward period, which runs through 2024 subject to certain limitations.
NOTE 6 — RELATED PARTY TRANSACTIONS
      The President of the Company is a principal stockholder, officer and director of Unity Venture Capital Associates, Ltd. (“Unity”) which owns 90,000 Class W Warrants and 90,000 Class Z Warrants to acquire shares of common stock of the Company. In October 2004, Unity distributed an aggregate of 82,499 of such Class W Warrants and 82,499 of such Class Z Warrants to its stockholders (including 15,450 Class W Warrants and 15,450 Class Z Warrants to Mr. Burstein), leaving Unity the beneficial owner of 7,501 Class W Warrants and 7,501 Class Z Warrants. Beginning July 29, 2004, commensurate with the increase in activities primarily related to the Offering, the Company is obligated to pay Unity a monthly fee of $4,000 for office and secretarial services, including the use of office space in premises occupied by Unity. During 2004, the Company paid $20,000 to Unity for such services.
      Prior to the effective date of the Offering, the Company obtained advances totaling approximately $46,000 in the form of non-interest bearing, unsecured notes payable from its Chairman and President, for expenses related to the Offering. As of December 31, 2004 such amounts have been fully repaid.
      In April 2004, the Company issued to two stockholders and two members of the Board of Directors Class W Warrants to purchase 362,500 shares of the Company’s common stock, and Class Z Warrants to purchase 362,500 shares of the Company’s common stock, for an aggregate purchase price of $36,250.
NOTE 7 — COMMITMENTS AND CONTINGENCIES
      HCFP has been engaged by the Company to act as the Company’s non exclusive investment banker in connection with a Business Combination (Note 8). For assisting Trinity in structuring and negotiating the terms of the Business Combination, the Company must pay HCFP a fee of $75,000 in cash, and issue to HCFP 7,500 shares of common stock and five year warrants to purchase 15,000 shares of common stock at $5.00 per share, at closing of the business combination.

Trinity Partners Acquisition Company Inc.
Notes to Financial Statements — (Continued)
NOTE 8 — SUBSEQUENT EVENTS
      On March 28, 2005, the Company announced that it had executed a definitive agreement for the merger of the Company and Adventure Holdings, S.A. (“Adventure Holdings”). Adventure Holdings, through wholly-owned subsidiaries, owns and operates two drybulk carriers, the M/V “Free Destiny” and the M/V “Free Envoy.”
      The definitive merger agreement for the business combination contemplates the merger of the Company into Adventure Holdings, with the Company’s current stockholders receiving one share and one warrant of Adventure Holdings for each share and warrant they presently own. After giving effect to the merger, the Company’s stockholders will own approximately 28.4% of Adventure Holdings. In addition, the management of Adventure Holdings hold options and warrants to acquire an additional 950,000 shares of Adventure Holding’s common stock, exercisable at $5.00 per share over terms ranging from three to five years. The merger is subject to, among other things, the filing of definitive proxy materials with the Securities and Exchange Commission and approval of the transaction by the Company’s stockholders. There can be no assurance that the proposed transaction will be consummated.

Trinity Partners Acquisition Company Inc.
Condensed Balance Sheets

	June 30, 2005	December 31, 2004
	Unaudited	(Note 2)

ASSETS
Current Assets
Cash and cash equivalents	$409,295	$484,802
U.S. government securities held in trust fund	7,692,921	7,601,236
Other assets	—	23,874

Total current assets	8,102,216	8,109,912

Total assets	$8,102,216	$8,109,912

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued expenses	$48,467	$48,962
Accrued transaction costs	326,471	23,874

Total current liabilities	374,938	72,836

Common stock, subject to possible conversion to cash, 298,851 shares at conversion value	1,537,817	1,519,490

Commitments
Stockholders’ equity
Preferred stock, par value $.0001 per share, 5,000 shares authorized, no shares issued	—	—
Common stock, par value $.0001 per share, 20,000,000 shares authorized, 287,600 shares issued and outstanding	29	29
Common stock, Class B, par value $.0001 per share, 2,000,000 shares authorized, 1,196,149 shares issued and outstanding (excluding 298,851 shares subject to possible conversion to cash)	120	120
Additional paid-in capital	6,584,437	6,602,764
Accumulated deficit	(394,983)	(86,477)
Accumulated other comprehensive income (loss)	(142)	1,150

Total stockholders’ equity	6,189,461	6,517,586

Total liabilities and stockholders’ equity	$8,102,216	$8,109,912

See accompanying notes to condensed financial statements.

Trinity Partners Acquisition Company Inc.
Condensed Statements of Operations
(Unaudited)

		From Inception
	For the Three Months	(April 14, 2004)
	Ended June 30, 2005	to June 30, 2004

Revenue	$—	$—
Operating expenses
Transaction costs	126,653	—
Professional fees	5,000	18,794
Other operating costs	31,067	—

Loss from operations	(162,720)	(18,794)
Interest income	53,051	—

Net loss	$(109,669)	$(18,794)

Weighted average number of shares outstanding:
Basic and diluted	1,782,600	100

Net loss per share, basic and diluted	$(0.06)	$(187.94)

See accompanying notes to condensed financial statements.

Trinity Partners Acquisition Company Inc.
Condensed Statements of Operations
(Unaudited)

		From Inception
	For the Six Months	(April 14, 2004)
	Ended June 30, 2005	to June 30, 2004

Revenue	$—	$—
Operating expenses
Transaction costs	316,769	—
Professional fees	27,443	18,794
Other operating costs	61,940	—

Loss from operations	(406,152)	(18,794)
Interest income	97,646	—

Net loss	$(308,506)	$(18,794)

Weighted average number of shares outstanding:
Basic and diluted	1,782,600	100

Net loss per share, basic and diluted	$(0.17)	$(187.94)

See accompanying notes to condensed financial statements.

Trinity Partners Acquisition Company Inc.
Condensed Statement of Stockholders’ Equity
For the Six Months Ended June 30, 2005
(Unaudited)

							Accumulated
			Common Stock,				Other
	Common Stock		Class B		Additional		Comprehensive
					Paid-In	Accumulated	Income
	Shares	Amount	Shares	Amount	Capital	Deficit	(Loss)	Total

Balance, December 31, 2004	287,600	$29	1,196,149	$120	$6,602,764	$(86,477)	$1,150	$6,517,586
Allocation of value to Class B shares subject to possible conversion to cash	—	—	—	—	(18,327)	—	—	(18,327)
Net loss for the period	—	—	—	—	—	(308,506)	—	(308,506)
Change in unrealized loss on available-for-sale securities	—	—	—	—	—	—	(1,292)	(1,292)

Comprehensive loss								(309,798)

Balance, June 30, 2005	287,600	$29	1,196,149	$120	$6,584,437	$(394,983)	$(142)	$6,189,461

See accompanying notes to condensed financial statements.

Trinity Partners Acquisition Company Inc.
Condensed Statement of Cash Flows
(Unaudited)

	For the Six	From Inception
	Months Ended	(April 14, 2004) to
	June 30, 2005	June 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(308,506)	$(18,794)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of discount on U.S. Government Securities held in Trust Fund	(92,977)	—
Changes in operating assets and liabilities:
Decrease in other assets	23,874	—
Increase (decrease) in accounts payable and accrued expenses	(495)	48,150
Increase in accrued transaction costs	302,597	—

Net cash provided by operating activities	75,507	29,356

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of U.S. government securities held in trust fund	(15,247,000)	—
Maturity of U.S. government securities held in trust fund	15,247,000	—

Net cash provided by investing activities	—	—

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of common stock and warrants	—	36,750
Proceeds from notes payable to stockholders	—	46,000
Deferred registration costs	—	(78,611)

Net cash provided by financing activities	—	4,139

Net increase (decrease) in cash and cash equivalents	(75,507)	33,495
Cash and cash equivalents at beginning of period	484,802	—

Cash and cash equivalents at end of period	$409,295	$33,495

Supplemental disclosure of non-cash investing and financing activities:
Allocation of value to Class B shares, subject to possible conversion to cash	$18,237	$—

See accompanying notes to condensed financial statements.

Trinity Partners Acquisition Company Inc.
Notes to Condensed Financial Statements
NOTE 1 — ORGANIZATION AND ACTIVITIES
      Trinity Partners Acquisition Company Inc. (the “Company”) was incorporated in Delaware on April 14, 2004 as a blank check company whose objective is to raise money and acquire an operating business (a “Business Combination”) (See Recent Events below).
      As further discussed in Note 3, on July 29, 2004, the Company effected an initial public offering of its securities (the “Offering”) which closed on August 4, 2004.
      Although substantially all of the proceeds of the Offering are intended to be utilized to effect a Business Combination, the proceeds are not specifically designated for this purpose. The gross proceeds from the Offering and sale of the Series B Units (defined in Note 3 below) of $7,549,750 were deposited into a trust fund (the “Trust Fund”) until the earlier of the completion of a Business Combination or the distribution of proceeds to Class B stockholders. If a Business Combination is consummated, the conversion rights afforded to the Class B stockholders may result in the conversion into cash of up to approximately 19.99% of the aggregate number of Class B shares sold, as further described below. If a Business Combination, including the Business Combination contemplated by the transaction described under the heading Recent Events below, is not consummated by February 4, 2006, all of the proceeds of the Trust Fund will be returned to Class B stockholders and all outstanding Class B common shares would be automatically cancelled and returned to the status of authorized but unissued shares.
      As a result of its limited resources, the Company will, in all likelihood, have the ability to effect only a single Business Combination. Accordingly, the prospects for the Company’s success will be entirely dependent upon the future performance of a single business.
      The Company will not effect a Business Combination unless the fair market value of the target, as determined by the Board of Directors of the Company in its sole discretion, based upon valuation standards generally accepted by the financial community including, among others, book value, cash flow, and both actual and potential earnings, is at least equal to 80% of the net assets of the Company at the time of such acquisition.
      Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. If the Company were to expend all of the net proceeds of the Offering not held in the Trust Fund prior to liquidation, but recognizing that such net proceeds could become subject to the claims of creditors of the Company which could be prior to the claims of stockholders of the Company, it is possible that the Company’s liquidation value may be less than the amount in the Trust Fund, inclusive of any net interest income thereon. Moreover, all of the Company’s initial stockholders have agreed to waive their respective rights to participate in any such liquidation distribution on shares owned prior to the Offering.
      At the time the Company seeks Class B stockholder approval of any Business Combination, the Company will offer each Class B stockholder who acquired Class B shares through the Offering or subsequently in the after-market the right to have his or her shares of the Company’s Class B common stock converted to cash if such Class B stockholder votes against the Business Combination and the Business Combination is approved and completed. The holders of the Company’s common stock are not entitled to seek conversion of their shares. The actual per-share conversion price will be equal to the amount in the Trust Fund (inclusive of any interest thereon) as of the record date for determination of Class B stockholders entitled to vote on such Business Combination, divided by the number of Class B shares sold in the Offering, or approximately $5.15 per share based on the value in the Trust Fund as of June 30, 2005. There will be no distribution from the Trust Fund with respect to the warrants included in the Series A and Series B Units. A Series B stockholder may request conversion of his or her shares at any time prior to the vote taken with respect to a proposed Business Combination at a meeting held for that purpose, but such request will not be granted unless such Class B stockholder votes against the Business Combination and the Business Combination is approved and consummated. It is anticipated that

Trinity Partners Acquisition Company Inc.
Notes to Condensed Financial Statements — (Continued)
the funds to be distributed to Class B stockholders who have their shares converted will be distributed promptly after consummation of a Business Combination. Any Class B stockholder who converts his or her stock into his or her share of the Trust Fund still has the right to exercise the Class W and Class Z warrants that was received as part of the Series B units. The Company will not consummate any Business Combination if 20% or more in interest of the Class B stockholders exercise their conversion rights. Accordingly, the conversion value of $1,537,817 (298,851 shares, or 19.99% of the Class B shares sold in the public offering) has been included in the accompanying condensed balance sheet at June 30, 2005 as temporary capital.

Recent Events
      On March 24, 2005, the Company executed a definitive agreement for the merger of the Company and FreeSeas, Inc. (“FreeSeas”), formerly known as Adventure Holdings, S.A. (the “Transaction”). FreeSeas, through wholly-owned subsidiaries, owns and operates two bulk carriers, the M/V “Free Destiny” and the M/V “Free Envoy.” In addition, in June 2005, FreeSeas, through a newly formed subsidiary, acquired a new carrier for a purchase price of $11,025,000.
      The definitive merger agreement for the Transaction contemplates the merger of the Company with and into FreeSeas, with the Company’s current stockholders receiving one share and one warrant of FreeSeas for each share and warrant they presently own. After giving effect to the Transaction, the Company’s stockholders will own approximately 28.4% of FreeSeas. In addition, the management of FreeSeas will receive options and warrants to acquire an additional 950,000 shares of FreeSeas’ common stock, exercisable at $5.00 per share over terms ranging from three to five years. The proposed merger is subject to, among other things, the filing of definitive proxy materials with the Securities and Exchange Commission and approval of the Transaction by the Company’s stockholders. On May 11, 2005, a joint proxy statement/prospectus relating to the Transaction was filed as part of a FreeSeas registration statement on Form F-1. The Form F-1 was amended and refiled on July 22, 2005. There can be no assurance that the Transaction will be consummated.
NOTE 2 — BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      Interim Financial Statements  — The accompanying unaudited condensed financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), and should be read in conjunction with the Company’s audited financial statements included in Form 10-K for the year ended December 31, 2004. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. The financial statements reflect all adjustments (consisting only of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the Company’s financial position and results of operations. The accompanying condensed balance sheet as of December 31, 2004 has been derived from the Company’s audited financial statements included in Form 10-K for the year ended December 31, 2004. The operating results for the periods ended June 30, 2005 are not necessarily indicative of the results to be expected for any other interim period of any future year.
      Cash and Cash Equivalents  — Included in cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.
      Investments — Investments consist of investments acquired, which were included in the Trust Fund, with maturities exceeding three months but less than three years. Consistent with Statement of Financial

Trinity Partners Acquisition Company Inc.
Notes to Condensed Financial Statements — (Continued)
Accounting Standards (“SFAS”) No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, the Company classifies all debt securities and all investments in equity securities that have readily determinable fair values as available-for-sale, as the sale of such securities may be required prior to maturity to implement management strategies. Such securities are reported at fair value, with unrealized gains or losses excluded from earnings and included in other comprehensive income, net of applicable taxes. Discounts from the face value of restricted investments are amortized using the interest method over the period from the date of purchase to maturity and are included in interest income on the accompanying condensed statement of operations.
      The Company’s restricted investment held in trust at June 30, 2005 consists of an investment in United States of America government treasury securities, with a maturity date of July 7, 2005, and is stated at amortized cost. The fair market value of the restricted investment was $7,692,921 as of June 30, 2005, including $142 of unrealized losses, which are reported as a component of other comprehensive loss as of June 30, 2005. The Company recognized interest income of $50,462 from amortization of the discount on the investment during the three months ended June 30, 2005 and $92,977 from amortization of the discount on the investment during the six months ended June 30, 2005, which is included in interest income on the accompanying condensed statements of operations for the respective periods.
      Net Loss Per Share — Net loss per share is computed based on the weighted average number of shares of common and Class B common stock outstanding.
      Basic earnings (loss) per share excludes dilution and is computed by dividing income (loss) available to common stockholders by the weighted average shares of common stock and Class B common stock outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. For all periods presented, since the effect of the assumed exercise of outstanding warrants to purchase 3,657,500 shares of common stock and the outstanding UPO (as defined in Note 3 below) to purchase 12,500 Series A Units and 65,000 Series B Units, is anti-dilutive, they have been excluded from the Company’s computation of fully diluted net loss per share. Therefore, basic and diluted loss per share were the same for the three and six months ended June 30, 2005 and for the period from inception (April 12, 2004) to June 30, 2004.
      Fair Value of Financial Instruments — The fair values of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 approximate their carrying amounts presented in the balance sheet at June 30, 2005.
      Use of Estimates and Assumptions — The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results can, and in many cases will, differ from those estimates.
      Income Taxes — Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.
      Reclassifications — Certain prior year amounts have been reclassified to conform to the current period presentation.

Trinity Partners Acquisition Company Inc.
Notes to Condensed Financial Statements — (Continued)
      New Accounting Pronouncements — The Company does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying condensed financial statements.
NOTE 3 — PUBLIC OFFERING OF SECURITIES
      In the Offering, effective July 29, 2004 (closed on August 4, 2004), the Company sold to the public 143,750 Series A Units (the “Series A Units” or a “Series A Unit”) and 747,500 Series B Units (the “Series B Units” or a “Series B Unit”) at a price of $10.50 and $10.10 per unit, respectively, inclusive of an option issued to the underwriters to purchase additional Series A Units and Series B Units, which was exercised in full. Proceeds from the initial public offering, including the exercise of the over allotment option, totaled $8,085,653 which was net of $973,472 in underwriting and other expenses. Each Series A Unit consists of two shares of the Company’s common stock, five Class W Redeemable Warrants (a “Class W Warrant”), and five Class Z Redeemable Warrants (a “Class Z Warrant”). Each Series B Unit consists of two shares of the Company’s Class B common stock, one Class W Warrant, and one Class Z Warrant.
      Both the Company’s common stock and Class B common stock have one vote per share. However, the Class B stockholders may, and the common stockholders may not, vote in connection with a Business Combination. Further, should a Business Combination not be consummated during the target business acquisition period, the Trust Fund would be distributed pro-rata to all of the Class B common stockholders and their Class B common shares would be automatically cancelled and returned to the status of authorized but unissued shares.
      Each Class W Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00, commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a Business Combination with a target business, or the distribution of the Trust Fund to the Class B stockholders. The Class W Warrants will expire on July 29, 2009 or earlier upon redemption. Each Class Z Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00, commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a Business Combination with a target business, or the distribution of the Trust Fund to the Class B stockholders. The Class Z Warrants will expire on July 29, 2011 or earlier upon redemption. The Company may redeem the outstanding Class W Warrants and/or Class Z Warrants with the prior consent of HCFP/Brenner Securities LLC ( “HCFP”) , the representative of the underwriters of the Offering, in whole and not in part, at a price of $.05 per warrant at any time after the warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $7.50 per share and $8.75 per share, for a Class W Warrant and Class Z Warrant, respectively, for any 20 trading days within a 30 trading day period ending three business days before the Company sent the notice of redemption.
      Upon closing of the public offering, the Company issued an option, for $100, to HCFP (the “Underwriters Purchase Option” or “UPO”), to purchase up to 12,500 Series A units at an exercise price of $17.325 per unit and/or up to 65,000 Series B units at an exercise price of $16.665 per unit. The Company accounted for the fair value of the UPO, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity, which was offset by an equivalent increase in equity for the issuance of the option. The Company estimated the fair value of this UPO, approximately $225,000, using a Black-Scholes option-pricing model. The fair value of the UPO granted was estimated as of the date of grant using the following assumptions: (1) expected volatility of 44.5%, (2) risk-free interest rate of 3.61% and (3) contractual life of 5 years. The UPO may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the UPO (the difference between the exercise prices of the option and the underlying warrants

Trinity Partners Acquisition Company Inc.
Notes to Condensed Financial Statements — (Continued)
and the market price of the units and underlying securities) to exercise the UPO without the payment of any cash. The Series A Units and Series B Units issuable upon exercise of this option are identical to those in the Offering, except that the exercise price of the warrants included in the units are $5.50 per share and the Class Z Warrants shall be exercisable by HCFP for a period of only five years from the date of the Offering. The UPO is exercisable at $17.325 per Series A Unit and $16.665 per Series B Unit commencing on the later of (a) July 29, 2005 or (b) the earlier of the completion of a Business Combination with a target business, or the distribution of the Trust Fund to the Class B stockholders, and expires on July 29, 2009.
NOTE 4 — CAPITAL STOCK
Preferred Stock
      The Company is authorized to issue up to 5,000 shares of Preferred Stock with such designations, voting, and other rights and preferences as may be determined from time to time by the Board of Directors.

Common Stock and Class B Common Stock
      The Company is authorized to issue 20,000,000 shares of common stock and 2,000,000 shares of Class B common stock. As of June 30, 2005 there were 287,600 shares of the Company’s common stock issued and outstanding and 1,495,000 shares of the Company’s Class B common stock issued and outstanding, including 298,851 Class B common shares subject to possible conversion to cash.
      With the exercise of the over-allotment option (Note 3), subsequent to the Offering there are 15,774,900 and 375,000 authorized but unissued shares of the Company’s common stock and the Company’s Class B common stock, respectively, available for future issuance, after appropriate reserves for the issuance of common stock in connection with the Class W Warrants and Class Z Warrants, the Underwriters Purchase Option and the officers’ and directors’ Class W Warrants and Class Z Warrants.
      The Company has no commitments to issue any shares of common stock other than as described herein.

Warrants
      The Class W Warrants are callable, subject to adjustment in certain circumstances, and entitle the holder to purchase shares at $5.00 per share for a period commencing on the later of: (a) July 29, 2005 and (b) the earlier of the completion of the Business Combination or distribution of the Trust Fund to the Class B stockholders, and ending July 29, 2009. As of June 30, 2005 there were 1,828,750 Class W Warrants outstanding.
      The Class Z Warrants are callable, subject to adjustment in certain circumstances, and entitle the holder to purchase shares at $5.00 per share for a period commencing on the later of: (a) July 29, 2005 and (b) the earlier of the completion of the Business Combination or distribution of the Trust Fund to the Class B stockholders, and ending July 29, 2011. As of June 30, 2005 there were 1,828,750 Class Z Warrants outstanding.
NOTE 5 — RELATED PARTY TRANSACTIONS
      The President of the Company is a principal stockholder, officer and director of Unity Venture Capital Associates Ltd. (“Unity”) which at the time of the Offering owned 90,000 Class W Warrants and 90,000 Class Z Warrants. In October 2004, Unity distributed an aggregate of 82,499 of such Class W Warrants and 82,499 of such Class Z Warrants to its stockholders (including 15,450 Class W Warrants

Trinity Partners Acquisition Company Inc.
Notes to Condensed Financial Statements — (Continued)
and 15,450 Class Z Warrants to Mr. Burstein), leaving Unity the beneficial owner of 7,501 Class W Warrants and 7,501 Class Z Warrants.
      Since July 29, 2004, upon completion of the Offering, the Company has been obligated to pay Unity a monthly fee of $4,000 for office and secretarial services, including the use of office space in premises occupied by Unity. During the six and three months ended June 30, 2005 $24,000 and $12,000, respectively, was paid to Unity for such services.
      In April 2004, the Company issued to each member of our Board of Directors, two of whom are our founding stockholders, Class W Warrants to purchase an aggregate of 362,500 shares of the Company’s common stock, and Class Z Warrants to purchase an aggregate of 362,500 shares of the Company’s common stock, for an aggregate purchase price of $36,250.
NOTE 6 — COMMITMENTS
      HCFP has been engaged by the Company to act as the Company’s non exclusive investment banker in connection with its proposed Business Combination (Note 1). For assisting the Company in structuring and negotiating the terms of the Transaction, the Company must pay HCFP a fee of $75,000 of cash, and issue to HCFP 7,500 shares of common stock and five year warrants to purchase 15,000 shares of common stock at $5.00 per share, at the closing of the Transaction.

FREESEAS, INC.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and shareholders
of FreeSeas Inc.
      We have audited the accompanying consolidated balance sheet of FreeSeas Inc. (“FreeSeas”) as of December 31, 2004, and the related consolidated statements of operations, shareholders’ equity and cash flows for the period from inception (April 23, 2004) to December 31, 2004. These consolidated financial statements are the responsibility of FreeSeas’ management. Our responsibility is to express an opinion on these financial statements based on our audit.
      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FreeSeas at December 31, 2004, and the results of its operations and its cash flows for the period from inception (April 23, 2004) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.
/s/ PricewaterhouseCoopers S.A.
May 11, 2005
Piraeus, Greece

FreeSeas Inc.
Consolidated Balance Sheet
as of December 31, 2004
(All amounts in thousands of United States dollars, except for share data)

		December 31,
	Notes	2004

ASSETS
CURRENT ASSETS:
Cash and cash equivalents		$461
Restricted cash		400
Trade receivables, net		295
Inventories		41
Due from related party	9	246

Total current assets		1,443

Fixed assets, net	3	16,188
Deferred charges, net	4	704

Total assets		18,335

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Bank overdraft		37
Accounts payable	5	415
Accrued liabilities	6	116
Unearned revenue		284
Shareholders’ advance	9	600
Due to related party	9	119
Long-term debt, current portion	7	3,400

Total current liabilities		4,971

Long-term debt, net of current portion	7	6,750
Shareholders’ loan	8	3,228

Total long-term liabilities		9,978

Total Liabilities		14,949

Commitments and contingencies	10
SHAREHOLDERS’ EQUITY
Share capital (40,000,000 common shares authorized, 5,000,000 preferred shares authorized, 4,500,000 common shares issued and outstanding, with par value $.001 per share)	11	5
Additional paid-in capital	11	2,911
Retained earnings		470

Total shareholders’ equity		3,386

Total liabilities and shareholders’ equity		18,335

The accompanying notes are an integral part of these consolidated financial statements

FreeSeas Inc.
Consolidated Statement of Operations
For the Period from Date of Inception (April 23, 2004) to December 31, 2004
(Expressed in thousands of United States dollars, except for share data)

December 31,
2004

OPERATING REVENUES	2,830
OPERATING EXPENSES:
Vessel operating expenses	(802)
Depreciation expense	(872)
Amortization of deferred dry-docking and special survey costs	(109)
Management fees to a related party	(180)
Commissions	(127)
General and Administrative expenses	(34)

Income from operations	706

OTHER INCOME (EXPENSE):
Finance costs	(240)
Interest income	4

Other expense	(236)

Net income	470

Basic and diluted net income per share	$0.10
Basic and diluted weighted average number of shares	4,500,000
The accompanying notes are an integral part of these consolidated financial statements

FreeSeas Inc.
Consolidated Statement of Cash Flows
For the Period from Date of Inception (April 23, 2004) to December 31, 2004
(All amounts in thousands of United States dollars)

December 31,
2004

Cash Flows from Operating Activities:
Net income	470
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	872
Amortization of deferred charges	127
Amortization of debt discount	66
Dry-docking and special survey	(641)
Increase in:
Trade receivables	(295)
Inventories	(41)
Due from related party	(246)
Increase in:
Accounts payable	415
Accrued liabilities	116
Unearned revenue	284
Due to related party	119

Net Cash from Operating Activities	1,246

Cash Flows from Investing Activities:
Vessel acquisitions	(17,060)
Restricted cash	(400)

Net Cash used in Investing Activities	(17,460)

Cash Flows from Financing Activities:
Proceeds from long-term debt	11,000
Loans from shareholders	3,675
Payments of long-term debt	(850)
Payments of loans from shareholders	(568)
Proceeds from bank overdraft	37
Issuance of common stock	5
Shareholders’ contributions	2,966
Shareholders’ advance	600
Deferred financing costs	(190)

Net Cash from Financing Activities	16,675

Net increase in Cash and Cash Equivalents	461

Cash and Cash Equivalents, Beginning of Period	—

Cash and Cash Equivalents, End of Period	461

Supplemental Cash Flow Information:
Cash paid for interest	77

Non-cash shareholder distributions	55

The accompanying notes are an integral part of these consolidated financial statements

FreeSeas Inc.
Consolidated Statement of Changes in Shareholders’ Equity
For the Period from Date of Inception (April 23, 2004) to December 31, 2004
(All amounts in thousands of United States dollars, except for share data)

			Additional
	Common	Common	Paid-In	Retained
	Shares	Shares $	Capital	Earnings	Total

Issuance of common shares	4,500,000	5	—	—	5
Contributions from shareholders		—	2,911	—	2,911
Net income		—	—	470	470

Balance December 31, 2004	4,500,000	5	2,911	470	3,386

The accompanying notes are an integral part of these consolidated financial statements

FreeSeas Inc.
Notes to the Consolidated Financial Statements
December 31, 2004
(All amounts in tables in thousands of United States dollars)

1	Basis of Presentation and General Information

FreeSeas, Inc. (“FreeSeas”), formerly known as Adventure Holdings S.A. was incorporated in the Marshall Islands on April 23, 2004 for the purpose of being the ultimate holding company of the ship owning companies Adventure Two S.A. and Adventure Three S.A. Hereinafter, the consolidated companies referred to above will be referred to as “FreeSeas”, “the Group” or “the Company”.

FreeSeas owns and operates two Handymax dry bulk carriers. Free Bulkers S.A., a Marshall Islands company, which manages the vessels, is a company owned by common shareholders of FreeSeas. The management company is excluded from the Group.
      FreeSeas consists of the companies listed below:

Company
FreeSeas Inc.
Adventure Two S.A.
Adventure Three S.A.

The financial statements reflect the results of the operations of the Company and its subsidiaries from inception. The two dry bulk carriers were purchased by vessel-owning subsidiaries on August 4, 2004 and September 29, 2004, respectively from unrelated third parties. The vessels were acquired without existing charters. Any inter-company balances have been eliminated on consolidation.

2	Significant Accounting Policies
      Principles of Consolidation: The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP”). All significant inter-company balances and transactions have been eliminated. The consolidated financial statements represent a consolidation of the entities within the legal structure of FreeSeas, as listed above.
      Use of Estimates: The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
      Foreign Currency Translation: The functional currency of the Group is the U.S. Dollar. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities, which are denominated in other currencies, are translated to reflect the current exchange rates. Resulting gains or losses are separately reflected in the accompanying consolidated statements of income. Year-end translation losses or gains were insignificant.
      Cash and Cash Equivalents: Cash and cash equivalents consist of cash on hand and at bank. Cash restricted accounts consist of retention accounts. The retention account required the Group to deposit $600,000 at the inception of Loan B (see Note 7) with the related financial institution, with $200,000 and $150,000 to be released after the first and second instalments respectively and the balance to be released by April 4, 2005.

Trade Receivables: The amount shown as Trade Receivables at the balance sheet date, includes estimated recoveries from charterers for hire, freight and demurrage billings, net of allowance for

FreeSeas Inc.
Notes to the Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

doubtful debts. An estimate is made of the allowance for doubtful debts based on a review of all outstanding amounts at year end, and an allowance made for any accounts which management believes are not recoverable. Bad debts are written off in the year in which they are identified. No allowance for doubtful debts has been taken for the period included in these financial statements.

Inventories: Inventories, which comprise of lubricants, provisions and stores remaining on board the vessels at period-end, are valued at the lower of cost, as determined on a first-in, first-out basis, and market.

Vessels’ Cost: Vessels are stated at cost, which consists of the contract purchase price and any material expenses incurred upon acquisition (improvements and delivery expenses). Subsequent expenditures for conversions and major improvements are also capitalized when they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels. Otherwise these expenditures are charged to expenses as incurred.

Vessels’ Depreciation: The cost of the Group’s vessels is depreciated on a straight-line basis over the vessels’ remaining economic useful lives, after considering the estimated residual value. Management estimates the useful life of the Group’s vessels to be 27 years from the date of construction.

Impairment of Long-lived Assets: The Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) 144 “Accounting for the Impairment or Disposal of Long-lived Assets”, which addresses financial accounting and reporting for the impairment or disposal of long lived assets. The Group adopted SFAS 144 as of its inception date. The standard requires that long-lived assets and certain identifiable intangibles held and used or disposed of by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the future net cash flows are less than the carrying values of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value. The review of the carrying amount in connection with the estimated recoverable amount for each of the Group’s vessels, as of the period end, indicated no impairment.

Accounting for Special Survey and Dry-docking Costs: The Group follows the deferral method of accounting for special survey and dry-docking costs, whereby actual costs incurred are deferred and are amortized over a period of five and two and a half years, respectively. If special-survey or dry-docking is performed prior to the scheduled date, the remaining un-amortized balances are immediately written-off.

The amortization periods reflect the estimated useful economic life of the deferred charge, which is the period between each special survey and dry-docking.

Financing Costs: Fees incurred for obtaining new loans are deferred and amortized over the loans’ respective repayment periods, using the effective interest rate method. These charges are included in the balance sheet line item Deferred Charges. Any unamortized balance of costs relating to loans repaid or refinanced is expensed in the period the repayment or refinancing is made, if the re-financing is deemed to be a debt extinguishment under EITF 96-19.

Revenue Recognition: Revenue is recorded when services are rendered, the Company has a signed charter agreement or other evidence of an arrangement, the price is fixed or determinable, and collection is reasonably assured. The Company generates revenue from time charter of vessels.

Revenues from time chartering of vessels are recognized on a straight-line basis over the rental periods of such charter agreements, as service is performed, except for loss generating time charters, in which case the loss is recognized in the period when such loss is determined. A time charter involves placing a vessel at the charterer’s disposal for a period of time during which the charterer

FreeSeas Inc.
Notes to the Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

uses the vessel in return for the payment, by the charterer, of a specified daily hire rate. Short period charters for less than three months are referred to as spot-charters. Charters extending three months to a year are generally referred to as medium term charters. All other charters are considered long term. Under time charters, operating cost such as for crews, maintenance and insurance are typically paid by the owner of the vessel.

Unearned Revenue: Unearned voyage revenue primarily relates to cash received from charterers prior to it being earned. These amounts are recognized as revenue over the voyage or charter period.

Time Charter and Port Terminal Expense: Time charter expenses comprise all expenses related to each particular voyage, including time charter hire paid and voyage freight paid, bunkers, port charges, canal tolls, cargo handling, agency fees and brokerage commissions. Also included in time charter expenses are charterer’s liability insurances, provision for losses on time charters in progress at year-end, direct port terminal expenses and other miscellaneous expenses.

Profit Sharing Arrangements: The Company has entered into a profit sharing arrangement with the charterer, whereby the Company may receive additional income of 25% of net earnings earned by the charterer, where those earnings are over the base rate of hire, to be settled periodically, during the term of the charter agreement. Revenues generated from the profit sharing arrangement are recorded in the period they are earned. During the period ended December 31, 2004, the Company earned $295,000 from the profit sharing arrangement.

Repairs and maintenance: All repair and maintenance expenses including major overhauling and underwater inspection expenses are charged against income in the year incurred and are included in vessel operating expenses in the accompanying consolidated statement of income.

Segment Reporting: The Group reports financial information and evaluates its operations by total charter revenues. The Group does not have discrete financial information to evaluate the operating results for each such type of charter. Although revenue can be identified for these types of charters, management cannot and does not identify expenses, profitability or other financial information for these charters. As a result, management, including the chief operating decision makers, reviews operating results solely by revenue per day and operating results of the fleet and thus the Group has determined that it operates under one reportable segment.

Comprehensive Income: SFAS 130, “Reporting Comprehensive Income”, establishes standards for the reporting and display of comprehensive income and its components and requires restatement of all previously reported information for comparative purposes. For the period from April 23, 2004 through December 31, 2004, comprehensive income was the same as net income.

Basic and diluted net income per share: There are no dilutive or potentially dilutive securities, accordingly there is no difference between basic and diluted net income per share.
     Recent Accounting Developments:

In November 2004, FASB issued SFAS 151, “Inventory Costs — an amendment of ARB No. 43, Chapter 4,” which clarifies that abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage) should be recognized as a current period expense. In addition, SFAS 151 requires that allocation of fixed production overhead to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for fiscal years beginning after June 15, 2005. Management does not believe that the implementation of this standard will have a material impact on the financial position, results of operations or cash flows.

FreeSeas Inc.
Notes to the Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

In December 2004, FASB issued SFAS 153 “Exchanges of Non-Monetary Assets — An Amendment to APB 29.” APB 29 had stated that all exchanges of non-monetary assets should be recorded at fair value except in a number of situations, including where the exchange is in relation to similarly productive assets. SFAS 153 amends APB 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges for non-monetary assets that do not have commercial substance. A non-monetary transaction has commercial substance where the future cash flows of the business will be expected to change significantly as a result of the exchange. The provisions of this statement will be effective for non-monetary exchanges occurring in fiscal periods beginning after June 15, 2005. Management does not believe that the implementation of this standard will have a material impact on the Company’s financial position, results of operations or cash flows.

In December 2004, the FASB issued SFAS 123 (Revised) “Share Based Payments” (“SFAS 123(R)”), which required companies to expense the value of employee stock option schemes and similar awards based on the grant date fair value of the award. SFAS 123(R) eliminates the option to use APB 25’s intrinsic method of accounting for valuation of share options and similar awards as provided by SFAS 123 as originally issued. SFAS 123(R) is effective for public companies for annual financial periods beginning after June 15 2005, and the Group will implement as at January 1, 2006. Under the revised standard there are three transition methods available, the modified retrospective model, the modified prospective model with restatement of prior interim results or the modified prospective model without restatement of prior interim results. Management has not yet determined the effect of the adoption of this standard on the Company’s future financial position or results of operations.

In November 2004 the Task Force issued EITF Issue No. 03-13, “Applying the conditions in Paragraph 42 of SFAS 144 in Determining Whether to Report Discontinued Operations” (“EITF 03-13”), which provides an approach for evaluating whether the criteria in paragraph 42 of FAS 144 have been met for classifying as a discontinued operations a component of an entity that either has been disposed of or is classified as held for sale. This standard will be implemented for year ended December 31, 2005 and management does not believe that the implementation will have a material impact on the Company’s financial position, results of operations or cash flows.

3	Fixed Assets

		Accumulated
	Vessel Cost	Depreciation	Net Book Value

Acquisition of vessels	17,060	(872)	16,188

December 31, 2004	17,060	(872)	16,188

The residual value of the fleet as at December 31, 2004 was estimated at $2.1 million.

4	Deferred Charges

		Special Survey	Financing
	Dry-docking	Cost	Costs	Total

Additions	340	301	190	831
Amortization	(80)	(29)	(18)	(127)

December 31, 2004	260	272	172	704

FreeSeas Inc.
Notes to the Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

5	Accounts payable

Accounts payable are comprised of the following amounts:

December 31,
2004

Suppliers	281
Agents	117
Insurers	17

415

6	Accrued liabilities

Accrued liabilities are comprised of the following amounts:

December 31,
2004

Accrued wages	34
Accrued interest	62
Accrued expenses	20

116

7	Long-term debt

Long-term debt comprises loans advanced to the Group as follows:

			Balance
	Current	Long-Term	December 31,
Loan	Portion	Portion	2004

A	1,700	2,875	4,575
B	1,700	3,875	5,575

	3,400	6,750	10,150

The annual repayments required on the long-term debt outstanding as of December 31, 2004 are as follows:

Loan	Lender	Vessel	Repayment terms

A	Corner Banca S.A.	M/V FREE DESTINY	Seven quarterly installments of US$425, and six quarterly installments of US$267.
Interest rate at 1.75% above LIBOR
B	Hollandsche Bank — Unie N.V.	M/V FREE ENVOY	Eleven quarterly installments of US$425 and a balloon payment of US$900.
Interest rate at 2% above LIBOR
a) The vessels indicated in the above table collateralize each respective loan.
b) The debt agreements also include positive and negative covenants for the respective vessel-owning companies, the most significant of which are the maintenance of operating accounts, minimum cash deposits and minimum market values. The borrowers are further restricted from incurring additional indebtedness, changing the vessels’ flags and distributing earnings without the prior consent of the lender.

FreeSeas Inc.
Notes to the Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)
c) The weighted average effective interest rates on long-term borrowings for the period ended December 31, 2004 for loan A was 3.63% and for loan B 4.06%.
The annual repayments of the above loans at December 31, 2004 are as follows:

December 31,
Year	2004

2005	$3,400
2006	3,242
2007	3,242
2008	266

Total	10,150

8	Shareholders’ loan

Shareholders’ loan	3,566
Debt discount	(338)

Balance December 31, 2004	3,228

This amount represents loans from shareholders used in the partial financing of the acquisition of the vessels. The loans are interest-free and must be repaid no later than the date of the sale of the vessels or December 31, 2006. The long-term liability has been recorded at fair value, and the resulting debt discount is accreted over the term of the loan using the effective interest rate method.

The original loan amount was $4,134,000, with a related debt discount of $459,000. A repayment of $568,000 was effected at December 31, 2004, with a corresponding decrease in the debt discount of $55,000 (see Note 11). The current period debt discount amortization was $66,000. The remaining gross debt balance of $3,566,000 will be repaid as described above. The implicit interest rate was 4.7% for the period ended December 31, 2004. The annual repayments of the above loan at December 31, 2004 are as follows:

Year	December 31, 2004

2005	$—
2006	3,566
2007	—
2008	—
2009	—
Thereafter	—

Total	$3,566

9	Related party transactions

(a)	Purchases of services

All the active vessels listed in Note 1 receive management services from Free Bulkers S.A., a Marshall Islands corporation (“Free Bulkers”), pursuant to a ship-management agreement between each of the ship-owning companies and Free Bulkers. Each agreement calls for a monthly management fee of $15,000 based on a thirty (30) day month. FreeSeas also pays Free Bulkers a fee

FreeSeas Inc.
Notes to the Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

equal to 1 1/4% of the gross freight or hire collected from the employment of FreeSeas’ vessels and a 1% commission to be paid to Free Bulkers on the gross purchase price of any new vessels acquired or the gross sales price of any vessels sold by FreeSeas with the assistance of Free Bulkers. FreeSeas also reimburses, at cost, the travel and other personnel expenses of the Free Bulkers staff, including the per diem paid by Free Bulkers to its staff, when they are required to attend FreeSeas’ vessels at port. FreeSeas believes that it pays Free Bulkers industry standard fees for these services.

The Company agreed with the management company that the period of services provided for each vessel in 2004 was determined to be 180 days and accordingly the total management fee for the period ended December 31, 2004 amounted to $180,000. The related expenses are shown under Management fees on the Consolidated Statement of Operations. There were no further commissions paid to Free Bulkers for the ships acquired and chartered during the period, as Free Bulkers did not provide the related assistance. Reimbursements of travel and other personnel expenses of the Free Bulkers staff was $2,000 for the period ended December 31, 2004, and is included within Vessel operating expenses.

(b)	Due to related party (management company)

The Group had balances outstanding with the management company as follows:

December 31, 2004

Due to related party	119

(c)	Due from related party (other)

Other related party consists of a ship owning company controlled by common shareholders. The group transferred funds between the ship owning companies for the payment of borrowings and various suppliers. No terms of payment existed for the settlement of such balances.

The Group had balances outstanding with such related companies as follows:

December 31, 2004

Due from related party (Adventure One S.A.)	246

Adventure One S.A. is a Marshall Islands shipping company, which is owned and controlled by common shareholders.

(d)	Shareholders’ advance
      The Group’s shareholders have advanced an amount of $600,000 to the Company to be used as a guarantee for the loan outstanding to Hollandsche Bank — Unie N.V. The advance is interest-free. The advance is recorded at fair value.

10	Commitments and contingencies

The Company entered into an agreement with a financial advisor who will seek to arrange a transaction with Trinity Partners Acquisition Company, Inc. (“Trinity”) (refer to Note 15), in addition to rendering advice and consultation to the Company relating to management, strategic planning, capital requirements, financing and financing sources. The Company will pay the financial advisor (i) $6,000 per month for four months beginning December 1, 2004, (ii) $600,000 upon

FreeSeas Inc.
Notes to the Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

closing of the transaction and (iii) 5% of all monies received from the exercise of up to $8 million of warrants of Trinity outstanding for additional compensation of $400,000.

11	Shareholders’ Equity

On April 27, 2005, the Company filed amended Articles of Incorporation in the Marshall Islands, whereby the name of the Company was changed from Adventure Holdings S.A. to FreeSeas Inc.

The authorized number of shares was increased to 45,000,000, of which 40,000,000 would be registered common stock of par value of US $.001 per share and 5,000,000 registered preferred stock with a par value of US $.001 per share.

In conjunction with the above amendments, the board authorized a 9,000 to 1 stock split, such that the 500 outstanding shares held by the shareholders of record as of April 26, 2005 were split to 4,500,000 shares. The financial statements have been retroactively adjusted for this change. Therefore, of the 40,000,000 shares of common stock authorized, 4,500,000 shares are issued and outstanding. None of the 5,000,000 shares of preferred stock authorized are outstanding.

The shareholders of the Company contributed funds for the issuance of common stock of $2,971,000 of which $5,000 is the par value and $2,967,000 is additional paid-in capital. The non-cash shareholder distribution of $55,000 relates to a debt discount adjustment associated with the shareholder loan repayment made by the Company at December 31, 2004. See Note 8.

The additional paid-in capital of $2,911,000 appearing in the financial statements is analyzed as follows:

Shareholder contributions	$2,966
Non-cash shareholder distribution	(55)

Additional paid-in capital	2,911

12	Taxes

Under the laws of the countries of the companies’ incorporation and/or vessels’ registration, the companies are not subject to tax on international shipping income, however, they are subject to registration and tonnage taxes, which have been included in Vessel operating expenses in the accompanying Consolidated Statement of Operations.

Pursuant to the Internal Revenue Code of the United States (the “Code”), U.S. source income from the international operations of ships is generally exempt from U.S. tax if the company operating the ships meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country, that grants an equivalent exemption from income taxes to U.S. corporations. All the Group’s ship-operating subsidiaries satisfy these initial criteria. In addition, these companies must be more than 50% owned by individuals who are residents, as defined, in the countries of incorporation or another foreign country that grants an equivalent exemption to U.S. corporations. These companies also currently satisfy the more than 50% beneficial ownership requirement. In addition, should the beneficial ownership requirement not be met, upon completion of the public offering of the Group’s shares, the management of the Group believes that by virtue of a special rule applicable to situations where the ship operating companies are beneficially owned by a publicly traded company like the Group, the more than 50% beneficial ownership requirement can also be satisfied based on the trading volume and the anticipated widely-held

FreeSeas Inc.
Notes to the Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

ownership of the Group’s shares, but no assurance can be given that this will remain so in the future, since continued compliance with this rule is subject to factors outside the Group’s control.

13	Financial instruments

The principal financial assets of the Group consist of cash and cash equivalents and trade receivables. The principal financial liabilities of the Group consist of bank overdraft, long-term bank loans, accounts payable and other goods and services paid directly by the Group.

Interest rate risk: The Group’s interest rates and long-term loan repayment terms are described in Note 7.

Concentration of credit risk: Financial Instruments that potentially subject the Group to significant concentrations of credit risk consist principally of cash and trade payables. Credit risk with respect to trade accounts receivable is high due to the fact that the Group’s total income is derived from one charterer.

Fair value: The carrying amounts reflected in the accompanying consolidated balance sheet of financial assets and liabilities excluding long-term bank loans approximate their respective fair values due to the short maturity of these instruments. The fair values of long-term bank loans approximate the recorded values, generally due to their variable interest rates.

14	Revenue From Voyages

The Group operates on a worldwide basis in one operating segment — the shipping transportation market and all revenue has been derived from a single customer. The geographical analysis of revenue from voyages, based on point of destination is presented as follows:

Operating Revenues
December 31, 2004

Europe	$1,988
South America	436
Africa	406

$2,830

During the period ended December 31, 2004, the Group received 100% of its income from a single charterer.

15	Subsequent events
          Transaction with Trinity Partners Acquisition Company Inc.

On March 28, 2005, the Company executed a definitive agreement, which contemplates the merger of Trinity into FreeSeas, with the current shareholders of Trinity receiving one share and one warrant of FreeSeas for each share and warrant they presently own. After giving effect to the merger, the Trinity shareholders will own approximately 28.4% of FreeSeas. In addition, the management of FreeSeas will receive options and warrants to acquire an additional 950,000 shares of the Company’s common stock, exercisable at $5.00 per share over terms ranging from three to five years.

On May 3, 2005, FreeSeas entered into an amended agreement with the financial advisor whereby the terms of compensation were revised. For services rendered by the financial advisor, the Company will pay $200,000 upon closing of the transaction with Trinity and $400,000 payable in 20 equal monthly installments commencing upon closing of the transaction. For a period of one year from the date of the closing of the transaction, the financial advisor will provide certain financial and consulting

FreeSeas Inc.
Notes to the Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

services and advice, for which the Company will pay up to $400,000, payable in amounts equal to 5% of each $1,000,000 received by FreeSeas from the exercise of FreeSeas warrants that replace the Trinity warrants that are currently outstanding.
          Employment agreements

During the period ended December 31, 2004, the executives of the Company were not paid compensation. Upon consummation of the merger, FreeSeas will enter into employment agreements with its three existing directors. The agreements will be for initial three-year terms, with additional two-year renewal terms. Under the agreements, each officer’s annual base salary is $150,000, which is subject to increases as may be approved by FreeSeas’ Board of Directors. Each officer is also entitled to receive performance or merit bonuses as determined from time to time by FreeSeas’ Board or a committee of the Board and to reimbursement of expenses and other employee benefits as may be implemented.

The officers are each entitled to receive grants of additional options to acquire shares of FreeSeas’ common stock from time to time during the terms of their respective employment as determined by FreeSeas’ Board of Directors.
          Change in terms of shareholder loan and early repayment of shareholder loan

On April 25, 2005, the shareholder loan terms were amended. The new terms call for the principal balance of the loan to be repaid in eight equal quarterly installments of US $250,000 beginning in March 31, 2006 and ending December 3, 2007, and a balloon payment for the balance due January 1, 2008. If the transaction contemplated with Trinity is completed and, following the closing of the transaction, the Company raises additional capital of at least US $12,500,000, then the outstanding principal balance of the loan shall become immediately payable.

FreeSeas made a payment of $200,000 on the loan in the first quarter of 2005.

Due to the change in terms of the shareholder loan and the early repayment made, the annual repayments have been revised subsequent to December 31, 2004 as follows:

2005	$200
2006	1,000
2007	1,000
2008	1,366
2009	—
Thereafter	—

Total	$3,566

          Articles of incorporation amendment — name change and capital stock increase

On April 27, 2005, the Company filed amended Articles of Incorporation in the Marshall Islands, whereby the name of the Company was changed from Adventure Holdings S. A. to FreeSeas Inc.

The authorized number of shares was increased to 45,000,000, of which 40,000,000 would be registered common stock of par value of US $.001 per share and 5,000,000 registered preferred stock with a par value of US $.001 per share.

In conjunction with the above amendments, the board authorized a 9,000 to 1 stock split, such that the 500 outstanding shares held by the shareholders of record as of April 26, 2005 were split to 4,500,000 shares. The financial statements have been retroactively adjusted for this change. Therefore,

FreeSeas Inc.
Notes to the Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

of the 40,000,000 shares of common stock authorized, 4,500,000 shares are issued and outstanding. None of the 5,000,000 shares of preferred stock authorized are outstanding.
          Vessel acquisition

In April 2005, FreeSeas, through a newly formed subsidiary, entered into a memorandum of agreement to acquire a Handymax vessel originally built in 1982. The purchase price of the vessel is US $11,025,000. Delivery of the vessel and completion of the purchase occurred on June 14, 2005. The vessel was delivered charter-free. FreeSeas financed $7,000,000 of the purchase price with a non-affiliated third party lender. The loan bears interest at a rate of 1.875% above LIBOR. The loan matures in 2008, and is payable in consecutive quarterly installments as follows: two installments of $1,000,000, followed by four installments of $750,000, followed by six installments of $250,000 and a final balloon payment of $500,000. To pay the balance of the purchase price and for working capital, the shareholders of FreeSeas lent $4,216,500 to FreeSeas, which will be repaid from the funds that become available upon the consummation of the transaction with Trinity.

FreeSeas Inc.
Unaudited Consolidated Balance Sheets
(All amounts in thousands of United States dollars, except share data)

		(Unaudited)
	December 31,	June 30,
	2004	2005

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	461	260
Restricted cash	400	—
Trade receivables, net	295	175
Other receivables	—	172
Inventories	41	279
Due from related party	246	185
Other asset	—	50

Total current assets	1,443	1,121

Fixed assets, net	16,188	26,084
Deferred charges, net	704	752

Total assets	18,335	27,957

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Bank overdraft	37	—
Accounts payable	415	635
Accrued liabilities	116	457
Unearned revenue	284	104
Due to related party	119	56
Long-term debt, current portion	3,400	6,900
Shareholders’ advance and loan, current portion	600	4,716

Total current liabilities	4,971	12,868

Long-term debt, net of current portion	6,750	8,550
Shareholders’ loan, net of current portion	3,228	2,617

Total liabilities	14,949	24,035

Commitments and contingencies (Note 9)

SHAREHOLDERS’ EQUITY
Share capital (40,000,000 common shares authorized, 5,000,000 preferred shares authorized, 4,500,000 common shares, issued and outstanding $.001 per share)	5	5
Additional paid-in capital	2,911	2,913
Retained earnings	470	1,004

Total shareholders’ equity	3,386	3,922

Total liabilities and shareholders’ equity	18,335	27,957

The accompanying notes are an integral part of these unaudited consolidated financial statements

FreeSeas Inc.
Unaudited Consolidated Statement of Operations
For the Period Ended June 30, 2005
(All amounts in thousands of United States dollars, except share data)

(Unaudited)
June 30, 2005

OPERATING REVENUES	$4,448
OPERATING EXPENSES:
Vessel operating expenses	(1,506)
Depreciation expense	(1,296)
Amortization of deferred dry docking and special survey costs	(138)
Management fees to a related party	(218)
Commissions	(191)
General and administrative expenses	(212)

Income from operations	887

OTHER INCOME/ (EXPENSE):
Finance costs	(357)
Interest income	4

Total other expense	(353)

Net income	534

Basic and diluted net income per share	0.12

Basic and diluted weighted average number of shares	4,500,000

The accompanying notes are an integral part of these unaudited consolidated financial statements

FreeSeas Inc.
Unaudited Consolidated Statement of Cash Flows
For the Period Ended June 30, 2005
(All amounts in thousands of United States dollars)

(Unaudited)
June 30, 2005

Cash Flows from Operating Activities:
Net income	534
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	1,296
Amortization of deferred charges	167
Amortization of debt discount	69
Payments for dry-docking and special survey	(148)
Interest imputed on interest free shareholders’ loan	21
(Increase)/ Decrease in:
Trade receivables	120
Other receivables	(172)
Inventories	(238)
Due from related party	61
Other assets	(50)
Increase/(Decrease) in:
Accounts payable	220
Accrued liabilities	341
Unearned revenue	(180)
Due to related party	(63)

Net Cash from Operating Activities	1,978

Cash Flows used in Investing Activities:
Vessel acquisitions	(11,192)
Restricted cash	400

Net Cash used in Investing Activities	(10,792)

Cash Flows from Financing Activities:
Proceeds of long-term debt	7,000
Loans from shareholders	4,217
Repayments of long-term debt	(1,700)
Repayments of advance from shareholder	(600)
Repayment of shareholder loans	(200)
Deferred financing costs	(67)
Repayment of bank overdraft	(37)

Net Cash from Financing Activities	8,613

Net decrease in cash and cash equivalents	(201)

Cash and cash equivalents, beginning of period	461

Cash and cash equivalents, end of period	260

Supplemental cash flow information:
Cash paid for interest	215

Non cash shareholder distributions	19

Non cash shareholder contribution	21

The accompanying notes are an integral part of these unaudited consolidated financial statements

FreeSeas Inc.
Notes to the Unaudited Consolidated Financial Statements
June 30, 2005
(All amounts in tables in thousands of United States dollars)

1	Basis of Presentation and General Information

FreeSeas Inc. (“FreeSeas”), formerly known as Adventure Holdings S.A., was incorporated in the Marshall Islands on April 23, 2004 for the purpose of being the ultimate holding company of the ship owning companies Adventure Two S.A. and Adventure Three S.A.

FreeSeas owns and operates three Handymax bulk carriers. Free Bulkers S.A., a Marshall Islands company, which manages the vessels, is a company owned by common shareholders of FeeeSeas. The management company is excluded from the Group. FreeSeas consists of the companies listed below:

Company FreeSeas Inc. Adventure Two S.A. Adventure Three S.A. Adventure Four S.A.

Hereinafter, the consolidated companies referred to above will be referred to as “FreeSeas”, “the Group” or “the Company”.

The financial statements reflect the results of the operations of the Company and its subsidiaries for the six month period ended June 30, 2005. Comparative statements of operations and cash flows are not presented for the six month period ended June 30, 2004, as the Company was incorporated on April 23, 2004, and commenced activities in the third quarter of 2004. The three bulk carriers were purchased by vessel-owning subsidiaries on August 4, 2004, September 29, 2004 and June 14, 2005, respectively from unrelated third parties. The vessels were acquired without existing charters. Any inter-company balances have been eliminated on consolidation.

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with Article 10 of Regulation S-X. The consolidated balance sheet at December 31, 2004 has been derived from the audited financial statements at that date. The unaudited consolidated financial statements do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. All adjustments which, in the opinion of management, are considered necessary for a fair presentation of the results of operations for the periods shown are of normal recurring nature and have been reflected in the unaudited consolidated financial statements.

The results of operations for the periods presented are not necessarily indicative of the results expected for the full fiscal year of for any future period. The information included in these unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements and accompanying notes as at December 31, 2004 and for the period from inception (April 23, 2004) to December 31, 2004.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from these estimates.

On March 28, 2005, the Company executed a definitive agreement, which contemplates the merger of Trinity Partners Acquisition Company Inc (“Trinity”) into FreeSeas. The current shareholders of Trinity will receive one share and one warrant of FreeSeas for each share and warrant they presently

FreeSeas Inc.
Notes to the Unaudited Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

own. After giving effect to the transaction, the Trinity shareholders will own approximately 28.4% of FreeSeas. In addition, after consummation of the transaction, management of FreeSeas will hold options and warrants to acquire an additional 950,000 shares of the Company’s common stock, exercisable at $5.00 per share over terms ranging from three to five years.

On April 27, 2005, the Company filed amended Articles of Incorporation in the Marshall Islands, whereby the name of the Company was changed from Adventure Holdings S. A. to FreeSeas Inc. The authorized number of shares was increased to 45,000,000, of which 40,000,000 are registered common stock of par value of US $.001 per share and 5,000,000 registered preferred stock with a par value of US $.001 per share.

In conjunction with the above amendments, the board authorized a 9,000 to 1 stock split, such that the 500 outstanding shares held by the shareholders of record as of April 26, 2005 were split to 4,500,000 shares. The financial statements have been retroactively adjusted for this change. Of the 40,000,000 shares of common stock authorized, 4,500,000 shares are issued and outstanding. None of the 5,000,000 shares of preferred stock authorized are issued and outstanding.

2	Summary of Significant Accounting Policies

Segment Reporting: The Group reports financial information and evaluates its operations by total charter revenues. The Group does not have discrete financial information to evaluate the operating results for each such type of charter. Although revenue can be identified for these types of charters, management cannot and does not identify expenses, profitability or other financial information for these charters. As a result, management, including the chief operating decision makers, reviews operating results solely by revenue per day and operating results of the fleet and thus the Group has determined that it operates under one reportable segment.

Comprehensive income: Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income’ (“SFAS 130”), establishes standards for the reporting and display of comprehensive income and its components and requires restatement of all previously reported information for comparative purposes. For the period ended June 30, 2005, comprehensive income was the same as net income.

Basic and diluted net income per share: There are no dilutive or potentially dilutive securities; accordingly, there is no difference between basic and diluted net income per share.

3	Fixed assets

In April 2005, FreeSeas, through a newly formed subsidiary, Adventure Four S.A., incorporated in the Marshall Islands on April 15, 2005, entered into a memorandum of agreement to acquire a Handymax vessel originally built in 1982. The purchase price of the vessel was $11,025,000. Delivery of the vessel and completion of the purchase occurred on June 14, 2005. The vessel was delivered charter-free. FreeSeas financed $7,000,000 of the purchase price with a non-affiliated third party lender. To pay the balance of the purchase price and for working capital, the shareholders of FreeSeas lent $4,216,500 to FreeSeas.

4	Shareholders’ advance

During the six month period ended June 30, 2005, the shareholder advance of $600,000 was repaid in full to the shareholders.

FreeSeas Inc.
Notes to the Unaudited Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

5	Shareholders’ loan

At June 30, 2005, the shareholders’ loan balance comprised an aggregate value of $3,367,000 and a carrying value of $3,117,000 of loans provided at the incorporation of the Company. During the six month period ended June 30, 2005, the Company repaid $200,000 on these loans. On April 25, 2005, the shareholder loan terms were amended and the new terms call for the principal balance of the loan to be repaid in eight equal quarterly installments of $250,000 beginning in March 31, 2006 and ending December 3, 2007, and a balloon payment for the balance due January 1, 2008. If the transaction contemplated with Trinity is completed and, following the closing of the transaction, the Company raises additional capital of at least $12,500,000, then the outstanding principal balance of the loan will become immediately payable. The repayment of the loan required a portion of the imputed interest to be treated as non-cash shareholder distribution. For the amendment to the terms of the loan, the remaining discount will be amortized over the revised repayment period.

To finance a portion of the purchase price of the new vessel (described in note 3) and for working capital requirements, all of the shareholders of FreeSeas loaned $4,216,500, interest free, which is to be repaid from the funds that become available upon the consummation of the transaction with Trinity. Management believes the transaction will be consummated within the next 12 months and have therefore classified this portion of the shareholders’ loan as current. As the loan was provided interest free, but there is no fixed or determinable repayment date, management has imputed $21,000 of interest for the period ending June 30, 2005 using a market rate that has been treated as a shareholder contribution.

6	Long-term debt

FreeSeas financed $7,000,000 of the purchase price of the new vessel with a non-affiliated third party lender. The loan bears interest at a rate of 1.875% above LIBOR. The loan matures in 2008, and is payable in consecutive quarterly installments as follows: two installments of $1,000,000, followed by four installments of $750,000, followed by six installments of $250,000 and a final balloon payment of $500,000. This loan is secured over first priority mortgage on the vessel financed.

7	Profit sharing agreement

For the period ended June 30, 2005, the Company recognised $554,800 of revenues from a profit sharing agreement with a charterer.

8	Related party transactions

(a)	Purchases of services

All the active vessels listed in Note 1 receive management services from Free Bulkers S.A. a Marshall Islands corporation, pursuant to a ship-management agreement between each of the ship-owning companies and Free Bulkers.

Under this agreement, the Group recognized management fees of $218,500 for the period ended June 30, 2005. The related expenses are shown under “Management fees to a related party’ on the consolidated statement of operations.

FreeSeas Inc.
Notes to the Unaudited Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

(b)	Due from related party (management company)

The Group had balances outstanding with the management company as follows:

June 30, 2005

Due from management company	185

(c)	Due to related party (other)

Other related parties consist of ship owning companies controlled by common shareholders. The group transferred funds between ship owning companies for the payment of borrowings and various suppliers. No terms of payment existed for the settlement of such balances.

The Group had balances outstanding with such related company as follows:

June 30, 2005

Due to other related party (One Adventure S.A.)	56

One Adventure S.A. is a Marshall Islands shipping company, which is owned and controlled by common shareholders.

9	Commitments and contingencies

Employment contracts

Since inception of the Company, the executives of the Company were not paid compensation. Upon consummation of the transaction, FreeSeas will enter into employment agreements with its three existing directors. The agreements will be for initial three-year terms, with additional two-year renewal terms. Under the agreements, each officer’s annual base salary will be $150,000, which is subject to increases as may be approved by FreeSeas’ Board of Directors. Each officer is also entitled to receive performance or merit bonuses as determined from time to time by FreeSeas’ Board or a committee of the Board and to reimbursement of expenses and other employee benefits as may be implemented.

The officers are each entitled to receive grants of additional options to acquire shares of FreeSeas’ common stock from time to time during the terms of their respective employment as determined by FreeSeas’ Board of Directors.

Amended agreement with financial advisor

On May 3, 2005, FreeSeas entered into an amended agreement with the financial advisor whereby the terms of compensation were revised. For services rendered by the financial advisor, the Company will pay $200,000 upon closing of the transaction with Trinity and $400,000 payable in 20 equal monthly installments commencing upon closing of the transaction. For a period of one year from the date of the closing of the transaction, the financial advisor will provide certain financial and consulting services and advice, for which the Company will pay up to $400,000, payable in amounts equal to 5% of each $1,000,000 received by FreeSeas from the exercise of FreeSeas warrants that replace the Trinity warrants that are currently outstanding.

10	Recent accounting developments

In May 2005, the FASB issued SFAS 154, “Accounting Changes and Error Corrections – a replacement to APB 20 and FASB Statement 3.” APB 20 required that voluntary changes in accounting principles be recognized by including in net income for the period of the change the cumulative effect of changing to the new accounting principle. SFAS 154 requires retrospective

FreeSeas Inc.
Notes to the Unaudited Consolidated Financial Statements — (Continued)
(All amounts in tables in thousands of United States dollars)

application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. Further when it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. The provisions of this statement shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Management does not believe that the implementation of this standard will have a material impact on the financial position, results of operations or cash flows.

11	Subsequent Events

In September 2005, the Company refinanced the loan related to the acquisition of Free Destiny. The loan was refinanced with Hollandsche Bank-Unie N.V. for an amount of $3,700,000. The loan will be repaid beginning December 27, 2005 in eight quarterly instalments of $75,000, followed by one quarterly instalment of $100,000, then two quarterly instalments of $500,000 and finally one quarterly instalment of $2,000,000 on December 27, 2008. The loan bears interest at 1.95% above LIBOR. The underlying vessel, Free Destiny, is used as collateral for the vessel.

In September 2005, the Company amended the loan related to the acquisition of Free Envoy, pursuant to which the interest was reduced 1.95% above LIBOR.

Appendix A
Agreement and Plan of Merger,
dated March 24, 2005
among
Adventure Holdings, S.A.,
The Shareholders of Adventure Holdings S.A.
and
Trinity Partners Acquisition Company Inc.

AGREEMENT AND PLAN OF MERGER
by and among
ADVENTURE HOLDINGS, S.A.
THE SHAREHOLDERS OF ADVENTURE HOLDINGS, S.A.
and
TRINITY PARTNERS ACQUISITION COMPANY INC.
dated as of
March 24, 2005

AGREEMENT AND PLAN OF MERGER
      This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of March 24, 2005, by and among Adventure Holdings, S.A., a corporation organized under the laws of the Republic of the Marshall Islands (“Adventure”), V Capital S.A., a corporation organized under the laws of the Republic of the Marshall Islands, (“V Capital”), G Bros S.A., a corporation organized under the laws of the Republic of the Marshall Islands, (“G Bros”), George D. Gourdomichalis (“G. Gourdomichalis”), Stathis D. Gourdomichalis (“S. Gourdomichalis”) and Ion G. Varouxakis (“Varouxakis” and together with V Capital, G Bros, G. Gourdomichalis, S. Gourdomichalis and Varouxakis, and together with the permitted successors and assigns under Section 6.13 below, each an “Adventure Shareholder” and collectively, the “Adventure Shareholders”) and Trinity Partners Acquisition Company Inc., a corporation organized under the laws of the State of Delaware (“Trinity”).
W I T N E S S E T H:
      WHEREAS, the boards of directors of each of Trinity and Adventure believe it is in the best interests of each company and their respective stockholders that Adventure acquire Trinity through the merger of Trinity with and into Adventure (the “Merger”) and, in furtherance thereof, have approved the Merger;
      WHEREAS, pursuant to the Merger, among other things, each of the issued and outstanding shares of Trinity Capital Stock (as defined below) shall be converted into the right to receive shares of Adventure, par value $0.001 per share (the “Adventure Shares”);
      WHEREAS, the parties intend that the Merger shall constitute a plan of reorganization pursuant to Section 368 of the Code (as defined below);
      WHEREAS, Trinity, on the one hand, and Adventure and the Adventure Shareholders, on the other hand, desire to make certain representations, warranties, covenants and other agreements in connection with the Merger.
      NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I.
Definitions
      1.1     Definitions.
      Except as otherwise specified herein, the following terms, when used in this Agreement, have the respective meanings set forth below:

“Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such other Person.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of New York.

“Code” means the United States Internal Revenue Code of 1986.

“Control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The terms “Controlled” and “Controlling” shall have a correlative meaning.

“Dollar” or “$” means the United States Dollar.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, and the rules and regulations promulgated thereunder.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934.

“Exchange Ratio” means 1.0.

“GAAP” means United States generally accepted accounting principles as in effect, from time to time, consistently applied.

“Governmental Authority” means any United States (federal, state or local) or foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Knowledge of Adventure” or “knowledge” with respect to Adventure means the knowledge of any of the following: (i) any of the Adventure Shareholders and (ii) any officer or director of Adventure.

“Knowledge of Trinity” or “knowledge” with respect to Trinity means the knowledge of any officer or director of Trinity.

“Law” means any United States (federal, state or local) or foreign statute, law, ordinance, regulation, rule, code, order, judgment, injunction or decree.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, in respect of such property or asset.

“Material Adverse Effect” means with respect to Adventure or Trinity, as applicable, a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise) or results of operations of it and its subsidiaries taken as a whole, or on its ability to consummate the transactions contemplated hereby except (i) any effect arising from this Agreement or the transactions contemplated hereby, (ii) any effect applicable generally to the industries in which Adventure and the Subsidiaries operate and (iii) general economic or financial effects.

“Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Per Share Merger Consideration” means for each share of Trinity Capital Stock, the right to receive consideration equal to one (1) fully paid and nonassessable Adventure Share.

“Person” means any natural person, general or limited partnership, corporation, limited liability company, firm, association, trust or other legal entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933.

“Subsidiaries” means Adventure Two, S.A. and Adventure Three S.A., each of which is a “Subsidiary” and both of which are Subsidiaries of Adventure.

“Tax” or “Taxes” means all United States (federal, state or local) or foreign income, excise, gross receipts, ad valorem, sales, use, employment, franchise, profits, gains, property, transfer, use, payroll, intangibles or other taxes, fees, stamp taxes, duties, charges, levies or assessments of any kind whatsoever (whether payable directly or by withholding), together with any interest and any penalties, additions to tax or additional amounts imposed by any Tax authority with respect thereto.

“Tax Returns” means all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.

“Trademarks” means all of those trade names, trademarks, service marks, jingles, slogans, logos, trademark and service mark registrations and trademark and service mark applications owned, used, held for use, licensed by or leased by Adventure or the Subsidiaries and the goodwill appurtenant thereto.

“Trinity Capital Stock” means collectively, the Trinity Common Stock and the Trinity Class B Common Stock.
      1.2     Other Defined Terms.
      Except as otherwise specified herein, the following terms have the respective meanings as defined in the Sections set forth below:

Term	Section

Adventure	Preamble
Adventure Acquisition Transaction	5.2(a)
Adventure Exchange Securities	6.6
Adventure Financial Statements	3.13
Adventure Intellectual Property	3.15(a)
Adventure Options	3.3
Adventure Registration Statement	6.2
Adventure Shareholders	Preamble
Adventure Shares	Recitals
Adventure Software	3.15(b)(iii)
Agreement	Preamble
BCA	2.1
Certificates	2.6
Closing and Closing Date	2.2
Contracts	3.5(b)
DGCL	2.1
Dissenting Shares	2.7
Effective Time	2.2
Employment Agreements	6.12
Enforceability Exception	3.4(a)
Environmental Laws	3.8(c)
Exchange Act Listing	6.5
Exchange Agent	2.9(a)
Final Statements	3.13
Free Destiny	3.9(b)(1)
Free Envoy	3.9(b)(2)
G Bros	Preamble
G. Gourdomichalis	Preamble
Indemnified Party	9.3(a)
Indemnifying Party	9.3(a)
Licensed Software	3.15(b)(ii)
Lock-Up Agreements	7.2(j)

Term	Section

Loss	9.2(a)
Merger	Recitals
Merger Certificate	2.2
Notice of Claim	9.3(a)
Owned Software	3.15(b)(i)
PFIC	3.21
Proxy Statement	6.2
S. Gourdomichalis	Preamble
Stock Exchange Listing	6.5
Surviving Corporation	2.1
Trinity	Preamble
Trinity Acquisition Transaction	5.2(b)
Trinity Class B Common Stock	4.2
Trinity Class W Warrants	4.2
Trinity Class Z Warrants	4.2
Trinity Common Stock	4.2
Trinity Contracts	4.5
Trinity Directors	6.4
Trinity Option	4.2
Trinity Financial Statements	4.13
Trinity Permits	4.9
Trinity Principals	7.2(j)
Trinity Special Meeting	3.10
Trinity Stockholders’ Approval	6.4
Trinity’s SEC Reports	4.14
Trinity Warrants	4.2
Varouxakis	Preamble
V Capital	Preamble
Vessels	3.9(b)(2)
      1.3     Rules of Construction.
      Unless the context otherwise requires:

(i) a term has the meaning assigned to it;

(ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(iii) “or” is not exclusive;

(iv) “including” means including without limitation;

(v) words in the singular include the plural and words in the plural include the singular; and

(vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented (as provided in such agreements) and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II.
The Merger
      2.1     The Merger.
      Upon the terms and conditions set forth in this Agreement, and in accordance with the applicable provisions of the Marshall Islands Business Corporation Act (the “BCA”) and the Delaware General Corporation Law (the “DGCL”), Trinity shall be merged with and into Adventure at the Effective Time. At the Effective Time, the separate corporate existence of Trinity shall cease, and Adventure shall continue as the surviving corporation. The surviving corporation in the Merger is sometimes referred to as the “Surviving Corporation.”
      2.2     Closing; Effective Time.
      The closing of the Merger (the “Closing”) shall take place at 10:00 a.m. Eastern Standard Time at the offices of Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, on the first Business Day following the date on which the last of the conditions set forth in Article VII hereof is fulfilled or waived, or at such other time and place as Trinity and Adventure shall agree (the date on which the closing occurs being the “Closing Date”). On the Closing Date, the parties shall cause the Merger to be consummated by filing a Certificate of Merger or like instrument (the “Merger Certificate”) with the Registrar of Corporations of the Republic of the Marshall Islands, in accordance with the applicable provisions of the BCA (the time of acceptance by the Registrar of Corporations of such filing being referred to herein as the “Effective Time”) and with the Secretary of State of the State of Delaware, in accordance with the applicable provisions of the DGCL.
      2.3     Effect of the Merger.
      At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the BCA and the DGCL. Without limiting the generality of the foregoing, at the Effective Time, all the property, rights, privileges, powers and franchises of Trinity shall vest in the Surviving Corporation, and all debts, liabilities and duties of Trinity shall become the debts, liabilities and duties of the Surviving Corporation.
      2.4     Articles of Incorporation; By-laws.
      Prior to the filing of the Adventure Registration Statement, Adventure shall amend its Articles of Incorporation and By-laws on terms reasonably satisfactory to Trinity. At the Effective Time, these amended Articles of Incorporation and By-laws shall be the Articles of Incorporation and By-laws of the Surviving Corporation.
      2.5     Directors and Officers.
      The directors of the Surviving Corporation immediately after the Effective Time shall be the directors set forth in Section 2.5 of the attached Adventure Disclosure Schedule, plus such other directors as are appointed by Adventure after the date hereof, each to hold the office of director of the Surviving Corporation in accordance with the provisions of the applicable laws of the Republic of the Marshall Islands and the Articles of Incorporation and By-laws of the Surviving Corporation (as amended pursuant to Section 2.4 above) until their successors are duly qualified and elected. The officers of the Surviving Corporation immediately after the Effective Time shall be such officers as are appointed by Adventure after the date hereof, each to hold office in accordance with the provisions of the By-laws of the Surviving Corporation (as amended pursuant to Section 2.4 above).
      2.6     Conversion of Trinity Capital Stock.
      Subject to Sections 2.7 and 2.9(e), each share of Trinity Capital Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive, at the election of the holder thereof, the Per Share Merger Consideration. At the Effective Time, all such shares of Trinity Capital Stock converted as set forth above shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate or certificates that immediately prior to the Effective Time represented any such shares of Trinity Capital Stock (the “Certificates”) shall cease to have any rights with respect thereto, except the right to receive the Per Share Merger Consideration and certain dividends or other distributions in accordance with Section 2.9(c) upon the surrender of such Certificate, in accordance with Section 2.9(b). Each Trinity Warrant and Trinity Option issued and outstanding immediately prior to the Effective Time shall be converted into and become warrants and options in Adventure and shall be convertible into Adventure Shares as described in Section 6.6 of this Agreement. Exhibit 2.6 lists, as of the Effective Time, the number of Adventure Shares which shall be issued to the Adventure Shareholders and any Trinity security holder pursuant to this Section 2.6 and Section 6.6 hereof, assuming that all outstanding Trinity Capital Stock and Adventure Exchange Securities (as defined in Section 6.6) are exchanged for, or converted to, Adventure Shares as contemplated by this Agreement.
      2.7     Appraisal Rights.
      To the extent required under the DGCL, notwithstanding any other provisions of this Agreement to the contrary, shares of Trinity Capital Stock that are outstanding immediately prior to the Closing and which are held by Trinity stockholders who shall not have voted in favor of the Merger or consented thereto in writing and who shall have demanded properly, in writing, appraisal for such shares in accordance with the applicable provisions of the DGCL (collectively, the “Dissenting Shares”) shall not be converted into or represent the right to receive the Per Share Merger Consideration. Such Trinity stockholders shall be entitled to receive payment of the appraised value of such shares of Trinity Capital Stock held by them in accordance with the applicable provisions of the DGCL, except that all Dissenting Shares held by Trinity stockholders who failed to perfect or who have effectively withdrawn or lost their rights to appraisal of such shares of Trinity Capital Stock under the applicable provisions of the DGCL shall thereupon be deemed to have converted into and to become exchangeable, as of the expiration of the statutory notice period following the Closing, of the right to receive, without any interest thereon, the Per Share Merger Consideration, upon surrender, in the manner provided in Section 2.6 above, of the Certificate or Certificates that formerly evidenced such shares of Trinity Capital Stock. Any payments required to be made to the holders of any Dissenting Shares shall be funded by Adventure.
      2.8     Anti-dilution Provisions.
      In the event Adventure changes (or establishes a record date for changing) the number of Adventure Shares issued and outstanding prior to the Effective Time as a result of a stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange of shares or similar transaction with respect to the outstanding Adventure Shares and the record date therefor shall be prior to the Effective Time, the Exchange Ratio and the Per Share Merger Consideration shall be proportionately adjusted to reflect such stock split, stock dividend, recapitalization, subdivision, reclassification, combination, exchange of shares or similar transaction.
      2.9     Surrender of Certificates.
      (a) Exchange Agent. As of the Effective Time, Adventure shall deposit with such bank or trust company as may be designated by Adventure and reasonably acceptable to Trinity (the “Exchange Agent”), for the benefit of the holders of shares of Trinity Capital Stock, for exchange in accordance with this Section 2.9, through the Exchange Agent, the Adventure Shares issuable pursuant to Section 2.6 in exchange for outstanding shares of Trinity Capital Stock. At the time of such deposit, Adventure shall irrevocably instruct the Exchange Agent to deliver the Adventure Shares to Trinity’s stockholders after the Effective Time in accordance with the procedures set forth in this Section 2.9, subject to Sections 2.9(f) and (g).
      (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a Certificate whose shares were converted into the right to receive the applicable Per Share Merger Consideration pursuant to Section 2.6, a letter of transmittal (in form and substance satisfactory to Adventure and Trinity), with instructions for use in surrendering the

Certificates in exchange for the applicable Per Share Merger Consideration with respect thereto. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor that number of whole Adventure Shares in accordance with Section 2.9(e), together with certain dividends or other distributions in accordance with Section 2.9(c), and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Trinity Capital Stock that is not registered in the transfer records of Trinity, a certificate evidencing the proper number of Adventure Shares may be issued in exchange therefor to a person other than the person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance of Adventure Shares to a person other than the registered holder of such Certificate or establish to the satisfaction of Adventure that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.9(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Per Share Merger Consideration that the holder thereof has the right to receive pursuant to the provisions of Section 2.6, plus certain dividends or other distributions in accordance with Section 2.9(c).
      (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made with respect to Adventure Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to Adventure Shares represented thereby, if any, and all such dividends and other distributions shall be paid by Adventure to the Exchange Agent, until the surrender of such Certificate in accordance with this Article II. Subject to the effect of applicable escheat or similar laws, following surrender of any such Certificate there shall be paid to the holder of whole Adventure Shares issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole Adventure Shares and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such whole Adventure Shares.
      (d) No Further Ownership Rights in Trinity Capital Stock. All certificates evidencing Adventure Shares issued (including any dividends or other distributions paid pursuant to Section 2.9(c)) shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the shares of Trinity Capital Stock formerly represented by such Certificates. At the close of business on the day on which the Effective Time occurs, the stock transfer books of Trinity shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Trinity Capital Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent for transfer or any other reason, they shall be canceled and exchanged as provided in this Article II.
      (e) Fractional Shares. No fractional shares of Adventure common stock shall be issued in the Merger. The aggregate Per Share Merger Consideration to be issued to the holder of a Certificate previously evidencing Trinity Capital Stock shall be rounded up to the nearest whole share of Adventure common stock.
      (f) Termination of Exchange of Adventure Shares. Any portion of the Adventure Shares (and any dividends or distributions thereon) that remain undistributed to the holders of the Certificates for six months after the Effective Time shall be delivered to Adventure, upon demand, and any holders of the Certificates who have not theretofore complied with this Article II shall thereafter look only to Adventure for, and, subject to Section 2.9(g), Adventure shall remain liable for payment of their claim for the Per Share Merger Consideration, certain dividends and other distributions in accordance with Section 2.9(c).
      (g) No Liability. Notwithstanding anything to the contrary in this Section 2.9, none of the Exchange Agent, the Surviving Corporation or any party to this Agreement shall be liable to a holder of

Adventure Shares or Trinity Capital Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.
      (h) Lost, Stolen or Destroyed Company Certificate. In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit and indemnity of that fact by the holder thereof in a form that is reasonably acceptable to the Exchange Agent, the number of Adventure Shares as required pursuant to Section 2.6; Provided, However, that Adventure may, in its reasonably commercial discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct against any claim that may be made against Adventure or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.
      2.10     Dissenting Shares after Payment of Fair Value.
      Dissenting Shares, if any, after payments of fair value in respect thereto have been made to dissenting Trinity stockholders pursuant to the DGCL, shall be cancelled.
      2.11     Tax and Accounting Consequences.
      It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. Each party has consulted with, and is relying upon, its tax advisors and accountants with respect to the tax and accounting consequences of the Merger.
ARTICLE III.
Representations and Warranties of
Adventure and the Adventure Shareholders
      Adventure and the Adventure Shareholders hereby jointly and severally represent and warrant to Trinity as follows (subject in each case to such exceptions as are set forth or cross-referenced in the attached Adventure Disclosure Schedule in the labeled section corresponding to the Section of the representation or warranty to which such exceptions relate):
      3.1     Organization and Qualification.
      (a) Adventure has been duly organized and is validly existing as a corporation in good standing under the laws of the Republic of the Marshall Islands, with power and authority (corporate and other) to own its properties and conduct its business as currently conducted. Adventure has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction set forth in the Adventure Disclosure Schedule and to Adventure’s Knowledge, such jurisdictions are the only ones in which it owns or leases properties, or conducts any business, so as to require such qualification, other than those jurisdictions where the failure to be so qualified or in good standing would not have a Material Adverse Effect on Adventure and the Subsidiaries.
      (b) Each of the Subsidiaries has been duly organized and is validly existing as a corporation under the laws of the Republic of the Marshall Islands, with power and authority (corporate and other) to own its properties and conduct its business as currently conducted. Each Subsidiary has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction set forth in the Adventure Disclosure Schedule and, to the Knowledge of Adventure, such jurisdictions are the only ones in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect on Adventure and the Subsidiaries. All the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, and except as described in Section 3.1(b) of the Adventure Disclosure Schedule, are fully-paid and non-assessable, and are owned by Adventure, free and clear of all Liens.

      (c) The copies of the respective Articles of Incorporation and By-laws of Adventure and each of the Subsidiaries, as amended to date and delivered to Trinity, are true and complete copies of these documents as now in effect. The minute books of Adventure and the Subsidiaries are accurate in all material respects.
      3.2     Subsidiaries.
      Other than the Subsidiaries, Adventure does not hold any equity interest in any other Person. Except as described in Section 3.1(b) of the Adventure Disclosure Schedule, Adventure owns all of the issued and outstanding shares of stock of the Subsidiaries, free and clear of any Liens.
      3.3     Capitalization.
      (a) As of immediately prior to the Closing, the authorized capital stock of Adventure shall consist solely of 40,000,000 common shares, $0.001 par value, and 5,000,000 preferred shares, $0.001 par value, of which 4,500,000 common shares and no preferred shares will be issued and outstanding. All such common shares shall be owned solely by the Adventure Shareholders, will be duly authorized, validly issued and outstanding, fully paid and non-assessable and, will not have been issued in violation of the preemptive rights of any Person. All of the shares of V Capital and G Bros. are owned solely by G. Gourdomichalis, S. Gourdomichalis and Varouxakis, are duly authorized, validly issued and outstanding, fully paid and non-assessable and, were not issued in violation of the preemptive rights of any Person.
      (b) The Adventure Shares to be issued upon effectiveness of the Merger and upon exercise of the Adventure Exchange Securities, when issued in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and non-assessable and free of all Liens.
      (c) There are also 950,000 shares of Adventure which are reserved for issuance upon exercise of the Adventure options and/or warrants that are outstanding on the date hereof as set forth in Section 3.3 of the Adventure Disclosure Schedule (the “Adventure Options”).
      (d) The authorized capital stock of Adventure Two S.A. as of the date hereof consists solely of 500 bearer shares of common stock, no par value, all of which shares are issued and outstanding. All of such shares of common stock that are issued and outstanding are owned by Adventure, are duly authorized, validly issued and outstanding, fully paid and non-assessable and were not issued in violation of the preemptive rights of any Person.
      (e) The authorized capital stock of Adventure Three S.A. as of the date hereof consists solely of 500 bearer shares of common stock, no par value, all of which shares are issued and outstanding. All of such shares of common stock that are issued and outstanding are owned by Adventure, are duly authorized, validly issued and outstanding, fully paid and non-assessable and were not issued in violation of the preemptive rights of any Person.
      3.4     Authority; Non-Contravention; Approvals.
      (a) Adventure has full corporate power and authority, and the Adventure Shareholders have full power and authority, to enter into this Agreement and to consummate the transactions contemplated hereby. Adventure’s execution and delivery of this Agreement, and its consummation of the transactions contemplated hereby, have been duly authorized by its board of directors and no other corporate proceedings on its part are necessary to authorize its execution and delivery of this Agreement and its consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Adventure and the Adventure Stockholders, and constitutes its and their valid and binding agreement, enforceable against them in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (ii) general equitable principles ((i) and (ii) the “Enforceability Exception”).
      (b) All material consents, approvals, authorizations, orders, licenses, registrations, clearances and qualifications of or with any Governmental Authority having jurisdiction over Adventure or the Subsidiaries or any of their properties required for the execution and delivery by Adventure and the

Adventure Stockholders of this Agreement to be duly and validly authorized have been obtained or made and are in full force and effect.
      (c) Neither Adventure nor any of the Subsidiaries (i) is in violation of its respective Articles of Incorporation or By-laws or (ii) is, or with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Adventure or any of the Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults of the kind referred to in clause (ii) which individually or in the aggregate are not material to Adventure and the Subsidiaries taken as a whole. The performance by Adventure and the Adventure Stockholders of their obligations under this Agreement and the consummation of the transactions contemplated herein will not conflict with its Articles of Incorporation or By-laws or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Adventure or any of the Subsidiaries is a party or by which Adventure or any of the Subsidiaries is bound or to which any of the property or assets of Adventure or any of the Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the By-laws of Adventure, as amended, or any of the Subsidiaries or any applicable Law or any Order, rule or regulation of any Governmental Authority having jurisdiction over Adventure, any of the Subsidiaries or any of their respective properties. No consent, approval, authorization, order, license, registration or qualification of or with any such Governmental Authority is required for the consummation by Adventure or the Adventure Shareholders of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications (i) as have been obtained, or (ii) which individually or in the aggregate are not material to Adventure and the Subsidiaries taken as a whole.
      3.5     Contracts; No Default.
      (a) Section 3.5(a) of the Adventure Disclosure Schedule contains a true and complete list of all contracts, agreements, commitments and other instruments (whether oral or written) to which Adventure or any of the Subsidiaries is a party that (i) involve a receipt or an expenditure by Adventure or any of the Subsidiaries or require the performance of services or delivery of goods to, by, through, on behalf of or for the benefit of Adventure or any of the Subsidiaries, which in each case, relates to a contract, agreement, commitment or instrument that either (A) requires payments or receipts in excess of $50,000 per year or (B) is not terminable by Adventure or any of the Subsidiaries on notice of thirty (30) days or less without penalty or Adventure or any of the Subsidiaries being liable for damages of $50,000 or more, or (ii) involve an obligation for the performance of services or delivery of goods by Adventure or any of the Subsidiaries that cannot, or in reasonable probability will not, be performed within one year from the date hereof.
      (b) All of the contracts, agreements, commitments and other instruments described in Section 3.5(a) of the Adventure Disclosure Schedule (individually, a “Contract” and collectively, the “Contracts”) are valid and binding upon Adventure or the Subsidiaries, as applicable, and to the Knowledge of Adventure, the other parties thereto, and are in full force and effect and enforceable in accordance with their terms, subject to the Enforceability Exception, and neither Adventure nor the Subsidiaries, nor to the Knowledge of Adventure, any other party to any Contract, has materially breached any provision of, nor has any event occurred which, with the lapse of time or action by a third party, could result in a material default under, the terms thereof. None of the Adventure Shareholders has received any payment in violation of law from any contracting party in connection with or as an inducement for causing Adventure or any of the Subsidiaries to enter into any Contract.
      3.6     Litigation.
      Except as set forth in Section 3.6 of the Adventure Disclosure Schedule, there are no outstanding Orders, and no legal or governmental investigations, actions, suits or proceedings pending or, to the Knowledge of Adventure and the Adventure Shareholders, threatened against or affecting Adventure or any of the Subsidiaries or any of their respective properties or to which Adventure or any of the

Subsidiaries is or may be a party or to which any property of Adventure or any of the Subsidiaries is or may be the subject which, if determined adversely to Adventure or any of the Subsidiaries could individually or in the aggregate have or reasonably be expected to have, a Material Adverse Effect on Adventure and the Subsidiaries taken as a whole, and, to the best of the Knowledge of Adventure and the Adventure Shareholders, no such proceedings are threatened or contemplated by any Governmental Authorities or threatened by others.
      3.7     Taxes.
      (a) Adventure and the Subsidiaries have duly filed with the appropriate Governmental Authorities all material franchise, income and all other material Tax Returns other than Tax Returns the failure to file of which would have no Material Adverse Effect on Adventure or the Subsidiaries. All such Tax Returns were, when filed, and are accurate and complete in all material respects and were prepared in conformity with applicable Laws. Adventure and the Subsidiaries have paid or will pay in full or have adequately reserved against all Taxes otherwise assessed against it through the Closing Date. Neither Adventure nor any Subsidiary is a party to any pending action or proceeding by any Governmental Authority for the assessment of any Tax, and no claim for assessment or collection of any Tax has been asserted in writing against Adventure of any of the Subsidiaries that has not been paid. There are no Liens for Taxes upon the assets of Adventure or any of the Subsidiaries (other than Liens for Taxes not yet due and payable). There is no valid basis, to the Knowledge of Adventure, for any assessment, deficiency, notice, 30-day letter or similar intention to assess any Tax to be issued to Adventure or any of the Subsidiaries by any Governmental Authority.
      (b) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other Taxes are payable by or on behalf of Trinity to the Marshall Islands or Greece or any political subdivision or Taxing Authority thereof or therein in connection with the issuance of the Adventure Shares to the Trinity stockholders, the issuance of the Adventure Exchange Securities or the delivery by the Trinity stockholders of the Trinity Capital Stock or the delivery of the Trinity Warrants and Trinity Options by the holders thereof.
      3.8     No Violation of Law.
      (a) Neither Adventure nor any Subsidiary is in violation of or has been given notice or been charged with any violation of, any Law or Order (including, without limitation, any applicable environmental law, ordinance or regulation) of any Governmental Authority, except for violations which, in the aggregate, do not have, and would not reasonably be expected to have, a Material Adverse Effect on Adventure. Neither Adventure nor any Subsidiary has received any written notice that any investigation or review with respect to it by any Governmental Authority is pending or threatened, other than, in each case, those the outcome of which, as far as reasonably can be foreseen, would not reasonably be expected to have a Material Adverse Effect on Adventure.
      (b) Each of Adventure and the Subsidiaries owns, possesses or has obtained, all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, all self-regulatory organizations and all courts and other tribunals, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, other than such licenses, permits, certificates, consents, orders, approvals, other authorizations, declarations and filings which individually or in the aggregate are not material to Adventure and the Subsidiaries taken as a whole, and neither Adventure nor any such Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, and each of Adventure and the Subsidiaries is in compliance with all Laws relating to the conduct of its business as conducted as of the date hereof other than any failure to so comply that would not have a Material Adverse Effect on Adventure.
      (c) Adventure and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, provincial, state and local Laws, including any applicable regulations and standards adopted by the

International Maritime Organization, relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, petroleum pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses, other approvals, authorizations and certificates of financial responsibility required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, have a Material Adverse Effect on Adventure.
      (d) None of the transactions contemplated herein will violate any Foreign Assets Control Regulations of the United States contained in Title 31, Code of Federal Regulations, Parts 500, 505, 515 and 535.

3.9	Properties.
      (a) Except as provided herein, Adventure and the Subsidiaries have good and marketable title to all of the assets and properties which they purport to own as reflected on the most recent balance sheet comprising a portion of the Adventure Financial Statements, or thereafter acquired (except assets and properties sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business). Adventure and the Subsidiaries have a valid leasehold interest in all properties of which it is the lessee and each such lease is valid, binding and enforceable against it, and, to the Knowledge of Adventure, the other parties thereto in accordance with its terms, subject to the Enforceability Exception. Neither Adventure, the Subsidiaries nor, to Adventure’s Knowledge, the other parties thereto are in default in the performance of any material provision thereunder. Neither the whole nor any material portion of the assets of Adventure or the Subsidiaries is subject to any Order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor, to Adventure’s Knowledge, has any such condemnation, expropriation or taking been proposed. None of the material assets of Adventure or the Subsidiaries is subject to any restriction which would have a Material Adverse Effect on Adventure.
      (b) Except as set forth in Section 3.9(b) of the Adventure Disclosure Schedule,

(1) Adventure Two S.A. is the sole owner of the vessel known as the “Free Destiny” (the “Free Destiny”), free and clear of all Liens. The Free Destiny, (i) is a diesel motor vessel having 25,321 deadweight tons, 16,282 gross tons, official number 2077 built in Bulgaria, in 1982, (ii) has been documented in the name of Adventure Two S.A. under the name “Free Destiny” pursuant to the laws of the Republic of The Marshall Islands, with its port of documentation at Majuro, Marshall Islands, (iii) has been classified LRS + 100 A1 Bulkcarrier Class 3 in Lloyds Register of Shipping and, as of the date hereof, is in class without recommendation; and (iv) is covered by hull and machinery, war risk and protection and indemnity insurance; and

(2) Adventure Three S.A. is the sole owner of the vessel known as the “Free Envoy” (the “Free Envoy” and collectively with the Free Destiny, the “Vessels”), free and clear of all Liens. The Free Envoy, (i) is a diesel motor vessel having 26,318 deadweight tons, 15,715 gross tons, official number 2161 built in Japan, in 1984, (ii) has been documented in the name of Adventure Three S.A. under the name “Free Envoy” pursuant to the laws of the Republic of The Marshall Islands, with its port of documentation at Majuro, Marshall Islands, (iii) has been classified KRSI Bulkcarrier ESP (HC) in the Korean Register of Shipping and, as of the date hereof, is in class without recommendation; and (iv) is covered by hull and machinery, war risk and protection and indemnity insurance.
      (c) The material equipment, fixtures and other personal property of Adventure and the Subsidiaries are in good operating condition and repair (ordinary wear and tear excepted) for the conduct of its business as presently being conducted, except where the failure to be in such condition or repair would not have a Material Adverse Effect on Adventure.

3.10	Proxy Statement.
      None of the information to be supplied by Adventure or the Adventure Shareholders for inclusion in the Proxy Statement, or in any amendments or supplements thereto, to be distributed by to the stockholders of Trinity in connection with the meeting of such stockholders (the “Trinity Special Meeting”) to vote upon this Agreement and the transactions contemplated hereby, will, at the time of the mailing of the Proxy Statement and at the time of the Trinity Special Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

3.11	Labor Matters.
      Neither Adventure nor any Subsidiary is a party to any union contract or other collective bargaining agreement. Adventure and the Subsidiaries are in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and Adventure and the Subsidiaries are not engaged in any unfair labor practice. There is no labor strike, slowdown or stoppage pending (or, to the Knowledge of Adventure, any labor strike or stoppage threatened) against or affecting Adventure or the Subsidiaries. No petition for certification has been filed and is pending before any Governmental Authority with respect to any employees of Adventure or the Subsidiaries who are not currently organized.

3.12	Employees.
      To Adventure’s knowledge, no key employee or group of employees has any plans to terminate employment with Adventure or any of the Subsidiaries.

3.13	Financial Statements.
      Adventure has provided Trinity with a draft of the audited consolidated balance sheet as of December 31, 2004 and related audited consolidated statements of income, cash flows and stockholders’ equity of Adventure and the Subsidiaries for the period April 23, 2004 (inception) through December 31, 2004 (collectively, the “Adventure Financial Statements”). The Adventure Financial Statements present fairly, in all material respects, the consolidated financial position and results of operations of Adventure and the Subsidiaries as of the dates, period and year indicated, prepared in accordance with GAAP, and to the Knowledge of Adventure, in accordance with Regulation S-X, promulgated by the SEC, and, in particular, Rules 1-02 and 3-05 thereunder. Without limiting the generality of the foregoing, (i) as of the date of the consolidated balance sheet comprising a portion of the Adventure Financial Statements, there was no material debt, liability or obligation of any nature not reflected or reserved against in the Adventure Financial Statements or in the notes thereto required to be so reflected or reserved in accordance with GAAP, and (ii) there are no assets of Adventure or the Subsidiaries, the value of which (in the reasonable judgment of Adventure) is materially overstated in the Adventure Financial Statements. Except as disclosed therein or in Section 3.13 of the Adventure Disclosure Schedule or as incurred in the ordinary course of business since December 31, 2004, Adventure has no known material contingent liabilities (including liabilities for Taxes) other than as contemplated hereunder or in connection herewith. Adventure is not a party to any contract or agreement for the forward purchase or sale of any foreign currency and has not invested in any “derivatives.” There will not be any material adverse change to Adventure’s final audited consolidated balance sheet as of December 31, 2004 and related audited consolidated statements of income, cash flows and stockholders’ equity of Adventure and the Subsidiaries for the period April 23, 2004 (inception) through December 31, 2004 (the “Final Statements”). Adventure shall provide Trinity with true, correct and complete copies of the Final Statements as soon as they have been prepared.

3.14	Absence of Certain Changes or Events.
      Except as set forth in Section 3.14 of the Adventure Disclosure Schedule or in connection with this Agreement and the transactions contemplated hereby, since December 31, 2004 there has not been:

(a) any material adverse change in the financial condition, operations, properties, assets, liabilities or business of Adventure;

(b) any material damage, destruction or loss of any material properties of Adventure and the Subsidiaries, whether or not covered by insurance, which would have a Material Adverse Effect on Adventure;

(c) any material change in the manner in which the business of the Company has been conducted, which would have a Material Adverse Effect on Adventure;

(d) any material change in the treatment and protection of trade secrets or other confidential information of Adventure and the Subsidiaries, which would have a Material Adverse Effect on Adventure; and

(e) any occurrence not included in paragraphs (a) through (d) of this Section 3.14 which has resulted, or which Adventure has reason to believe, could reasonably be expected to result, in a Material Adverse Effect on Adventure.

3.15	Intellectual Property; Software.
      (a) Section 3.15(a) of the Adventure Disclosure Schedule sets forth a complete and correct list in all material respects of all patents, Trademarks, copyright registrations, and applications therefor, applicable to or used in the business of Adventure and the Subsidiaries, together with a complete list of all licenses granted by or to Adventure and the Subsidiaries with respect to any of the above (collectively, “Adventure Intellectual Property”). To Adventure’s Knowledge, all Adventure Intellectual Property is owned by Adventure or one of the Subsidiaries, free and clear of all Liens, except where the failure to own or use such Adventure Intellectual Property would not have a Material Adverse Effect on Adventure, or is used by Adventure or one of the Subsidiaries pursuant to valid licenses. To Adventure’s Knowledge, neither Adventure nor any of the Subsidiaries is currently in receipt of any notice of any violation or infringement of, and neither Adventure nor any of the Subsidiaries is knowingly violating or infringing in any material respect, the rights of others in, or to any patent, unpatented invention, trademark, tradename, service mark, copyright, trade secret, know-how, design, process or other intangible asset.
      (b) (i) Except as set forth on Schedule 3.15(b)(i) of the Adventure Disclosure Schedule, Adventure or one of the Subsidiaries has title to all material computer software owned by Adventure or one of the Subsidiaries (other than “off-the-shelf” software not customized for its use (“Owned Software”)) free and clear of all Liens. Except as set forth in Section 3.15(b)(i) or (ii) of the Adventure Disclosure Schedule, the Owned Software is not dependent on any Licensed Software in order to operate fully in the manner in which it is intended. The source code of any Owned Software has not been published or knowingly disclosed to any other parties, except pursuant to contracts requiring such other parties to keep the source code of any Owned Software confidential.
      (ii) Section 3.15(b)(ii) of the Adventure Disclosure Schedule sets forth a list of the agreements which require the payment of license fees, rents, royalties or other charges by Adventure or the Subsidiaries with respect to all material software (other than “off-the-shelf” software that has not been customized for its use) under which Adventure or a Subsidiary is a licensee, lessee or otherwise has obtained the right to use (the “Licensed Software”). Adventure or a Subsidiary, as applicable, has the right and license to use, sublicense, modify and copy Licensed Software, free and clear of any limitations or encumbrances, except as may be set forth in Section 3.15(b)(ii) of the Adventure Disclosure Schedule or in the agreements referenced therein. Adventure and the Subsidiaries are in material compliance with all provisions of each license, lease or other similar agreement pursuant to which it has rights to use the Licensed Software. Except as disclosed on Section 3.15(b)(ii) of the Adventure Disclosure Schedule, none of the Licensed Software has been incorporated into or made a part of any Owned Software or any other Licensed Software. Neither Adventure nor any Subsidiary has published or knowingly disclosed any Licensed Software to any other party except, in the case of Licensed Software which it leases or markets to others, in accordance with and as permitted by any license, lease or similar agreement relating to the Licensed Software and except pursuant to contracts requiring such other parties to keep the Licensed Software confidential. As of the date hereof, to the Adventure’s knowledge, no party to whom Adventure or a Subsidiary has disclosed Licensed Software has breached such obligation of confidentiality.
      (iii) The Owned Software and Licensed Software constitute all software used in the business of Adventure (collectively, the “Adventure Software”). To the best of Adventure’s Knowledge, the transactions contemplated herein will not cause a breach or default under any license, lease or similar agreement relating to Adventure Software or impair the ability of Trinity and Adventure to use Adventure Software subsequent to the Effective Time in the same manner as Adventure Software is currently used by Adventure. Adventure is not knowingly infringing in any material respect any intellectual property rights of any other person or entity with respect to Adventure Software, and, except as set forth in Section 3.15(b)(iii) of the Adventure Disclosure Schedule, to Adventure’s Knowledge, no other person or entity is infringing any intellectual property rights of Adventure with respect to the Adventure Software.

3.16	Business Locations.
      Except as set forth in Section 3.16 of the Adventure Disclosure Schedule, neither Adventure nor the Subsidiaries own or lease real property in any state or country. Neither Adventure nor any Subsidiary has any executive offices or places of business except as otherwise set forth on the Adventure Disclosure Schedule.

3.17	Compensation of Directors, Officers and Employees.
      Section 3.17 of the Adventure Disclosure Schedule contains a true and complete list showing (a) the names of all directors and officers of Adventure and (b) the names of all salaried persons whose aggregate compensation for purposes of Tax reporting from Adventure in the fiscal year ended December 31, 2004 was, or in the year ending December 31, 2005 is expected to be $50,000 or more per year.

3.18	Dividends and Distributions.
      All dividends and other distributions declared and payable on the shares of capital stock of the Subsidiaries may under the current Laws of the Republic of the Marshall Islands be paid in United States dollars and may be freely transferred out of the Marshall Islands and all such dividends and other distributions are not subject to withholding or other taxes under the current laws and regulations of the Republic of the Marshall Islands and are otherwise free and clear of any other Tax, withholding or deduction in, and without the necessity of obtaining any consents, approvals, authorizations, orders, licenses, registrations, clearances and qualifications of or with any Governmental Authority in, the Republic of the Marshall Islands.

3.19	Related Transactions.
      Except as set forth in Section 3.19 of the Adventure Disclosure Schedule, no relationship, direct or indirect, exists between or among Adventure or either of the Subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of Adventure or either of the Subsidiaries on the other hand. Since the date of its incorporation, Adventure has not, directly or indirectly, including through any Subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed or amended any extension of credit, in the form of a personal loan to or for any of its directors or executive officers.

3.20	Investment Company.
      Adventure is not an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940.

3.21	Passive Foreign Investment Company.
      To Adventure’s best Knowledge, it does not believe it is a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1296 of the Code, and does not believe it is likely to become a PFIC.

3.22	Insurance.
      Adventure and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary and in accordance with standard industry practice in the businesses in which they are engaged. Neither Adventure nor any such Subsidiary has received any notice from any insurance company that any insurance policy has been canceled or that such insurance company intends to cancel any such policy. Neither Adventure nor any such Subsidiary has reason to believe that Adventure and each Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business. As soon as practicable following the execution of this Agreement, Adventure will supplement the Adventure Disclosure Schedule setting forth each type of insurance maintained by Adventure, and with respect to each such insurance, the name of the insurer, the amount of coverage, the amount of premiums and the expiration date of each insurance policy.

3.23	Funds.
      Neither Adventure nor any of the Subsidiaries, nor any director, shareholder, officer, agent, employee or other person associated with or acting on behalf of Adventure or any of the Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

3.24	Disclosure Controls.
      Adventure has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to Adventure, including the Subsidiaries, is made known to Adventure’s principal executive officer and its principal financial officer by others within those entities, particularly during the preparation of the Proxy Statement; (ii) have been evaluated for effectiveness as of the date of this Agreement; and (iii) are effective in all material respects to perform the functions for which they were established.

3.25	Absence of Material Weaknesses.
      Based on the evaluation of its internal controls over financial reporting, Adventure is not aware of (i) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Adventure’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting.

3.26	Books, Records and Accounts.
      Adventure’s books, records and accounts fairly and accurately reflect in all material respects transactions and dispositions of assets by Adventure and the Subsidiaries, and to the Knowledge of Adventure, the system of internal accounting controls of Adventure is sufficient to assure that: (a) transactions are executed in accordance with management’s authorization; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management’s authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.27	Brokers and Finders.
      Except for Poseidon Capital Corp., Adventure has not employed any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

3.28	Acquisition of Shares in Adventure.
      Each Adventure Shareholder is an “accredited investor,” within the meaning of Rule 501(a) of Regulation D, promulgated under the Securities Act. Each Adventure Shareholder acquired his shares in Adventure in a transaction exempt from the registration requirements of the Securities Act. Each Adventure Shareholder acknowledges and agrees that for so long as is required by applicable United States Law, a legend shall be placed on each certificate of shares, instrument or document evidencing any of the shares owned by such Adventure Shareholder substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.
      Notwithstanding anything to the contrary contained herein, the Adventure Shareholders and their respective Affiliates may, collectively and, among them as they shall mutually agree, pledge or hypothecate up to an aggregate of 750,000 of their shares in Adventure to banks or other financial institutions to collateralize bona fide personal borrowings.

3.29	No Omissions or Untrue Statements.
      No representation or warranty made by Adventure or the Adventure Shareholders to Trinity in this Agreement, the Adventure Disclosure Schedule or in any certificate of an Adventure Shareholder or an Adventure officer required to be delivered to Trinity pursuant to the terms of this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein in light of the circumstances in which made not misleading as of the date hereof and as of the Closing Date.
ARTICLE IV.
Representations and Warranties of Trinity
      Trinity hereby represents and warrants to Adventure and the Adventure Shareholders as follows (subject in each case to such exceptions as are set forth or cross-referenced in the attached Trinity Disclosure Schedule in the labeled section corresponding to the Section of the representation or warranty to which such exceptions relate):

4.1	Organization and Qualification.
      Trinity is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Trinity has all requisite corporate power to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions set forth in Section 4.1 of the Trinity Disclosure Schedule, and to Trinity’s Knowledge, such jurisdictions are the only ones in which the properties owned, leased or operated by Trinity or the nature of the business conducted by Trinity makes such qualification necessary, except where the failure to qualify

(individually or in the aggregate) will not have any Material Adverse Effect on Trinity. The copies of the Certificate of Incorporation and By-laws of Trinity, as amended to date and delivered to the Adventure Shareholders, are true and complete copies of these documents as now in effect. The minute books of Trinity are accurate in all material respects.

4.2	Capitalization.
      The authorized capital stock of Trinity as of the date hereof consists of 20,000,000 shares of common stock, $0.0001 par value per share (the “Trinity Common Stock”), of which 287,600 shares are issued and outstanding; 2,000,000 shares of Class B common stock, $0.0001 par value per share (the “Trinity Class B Common Stock”), of which 1,495,000 shares are issued and outstanding; and 5,000 shares of preferred shares, $0.0001 par value, none of which are outstanding. In addition, Trinity has reserved 280,000 shares of Trinity Common Stock and 130,000 shares of Trinity Class B Common Stock for issuance pursuant to the exercise of an option (the “Trinity Option”) sold to the representative of the underwriters in Trinity’s initial public offering. Furthermore, there are authorized, issued and outstanding 1,828,750 Class W Warrants (the “Trinity Class W Warrants”) and 1,828,750 Class Z Common Stock Purchase Warrants (the “Trinity Class Z Warrants” and, collectively with the Trinity Class W Warrants, the “Trinity Warrants”) providing for the issuance, upon exercise, of a like number of shares of Trinity Common Stock. The Trinity Class W Warrants and the Trinity Class Z Warrants are each exercisable at $5.00 per share and are each callable for redemption by Trinity upon the occurrence of certain events specified therein. All of the outstanding securities of Trinity are duly authorized, validly issued, fully paid and non-assessable, and were not issued in violation of the preemptive rights of any Person. All of the outstanding securities of Trinity, including the Trinity Common Stock, the Trinity Class B Common Stock and the Trinity Warrants, were issued in compliance with all applicable securities laws. No shares of capital stock are held in the treasury of Trinity. Other than as stated in this Section 4.2, there are no outstanding subscriptions, options, warrants, calls or rights of any kind issued or granted by, or binding upon Trinity, to purchase or otherwise acquire any shares of capital stock of Trinity or other securities of Trinity. Except as stated in this Section 4.2, there are no outstanding securities convertible or exchangeable, actually or contingently, into shares of Trinity Common Stock or other securities of Trinity. At the Effective Time, Trinity shall have approximately $7,350,000 but not less than $7,000,000 in cash or cash equivalents after giving effect to (a) the payment or accrual on or prior to the Effective Time of all expenses incurred by Trinity, including, but not limited to, the fees and expenses of Trinity’s attorneys, accountants and investment bankers (including HCFP/ Brenner Securities) LLC, and (b) any payments to be made to dissenting Trinity stockholders, in connection with the transactions contemplated by this Agreement.

4.3	Subsidiaries.
      Trinity has no subsidiaries. Trinity does not hold any equity interest in any other Person.

4.4	Authority; Non-contravention; Approvals.
      (a) Trinity has full corporate power and authority to enter into this Agreement and, subject to the Trinity Stockholders’ Approval, to consummate the transactions contemplated hereby. Trinity’s execution and delivery of this Agreement, and its consummation of the transactions contemplated hereby, have been duly authorized by its board of directors and no other corporate proceedings on its part are necessary to authorize its execution and delivery of this Agreement and its consummation of the transactions contemplated hereby, except for the Trinity Stockholders’ Approval which will be solicited in accordance with Section 6.2 hereof. This Agreement has been duly and validly executed and delivered by Trinity, and constitutes its valid and binding agreement, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exception.
      (b) Trinity’s execution and delivery of this Agreement does not, and its consummation of the transactions contemplated hereby will not, violate, conflict with or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of its properties or assets under any of the terms, conditions or provisions of (i) its Certificate of Incorporation or By-laws, (ii) subject to obtaining the Trinity Stockholders’ Approval, any Law or Order, injunction, writ, permit or license of any Governmental Authority applicable to it or any of its properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which it is now a party or by which it or any of its properties or assets may be bound, excluding from the foregoing clauses (ii) and (iii), such violations, conflicts, breaches, defaults, terminations, accelerations or creations of liens, security interests, charges or encumbrances that do not, in the aggregate, have a Material Adverse Effect on Trinity.
      (c) Except for the filing and clearance of preliminary proxy materials with the SEC pursuant to the Exchange Act, no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for Trinity’s execution and delivery of this Agreement or its consummation of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, in the aggregate, have a Material Adverse Effect on Trinity.

4.5	Contracts Listed; No Default.
      All material contracts, agreements, licenses, leases, easements, permits, rights of way, commitments and understandings, written or oral, connected with or relating in any respect to the present or future operations of Trinity are, with the exception of this Agreement and the transactions contemplated hereby, described in Trinity’s SEC Reports and listed as exhibits thereto (the “Trinity Contracts”). The Trinity Contracts are valid and binding upon Trinity, and to Trinity’s Knowledge, the other parties thereto, and are in full force and effect and enforceable in accordance with their terms, subject to the Enforceability Exception and neither Trinity, nor to Trinity’s Knowledge, any other party to any Trinity Contract, has materially breached any provision of, nor has any event occurred which, with the lapse of time or action by a third party, could result in a material default under, the terms thereof. To the Knowledge of Trinity, no stockholder of Trinity has received any payment in violation of law from any contracting party in connection with or as an inducement for causing Trinity to enter into any Trinity Contract.

4.6	Litigation.
      There is no (i) claim, action, suit or proceeding pending or, to Trinity’s Knowledge, threatened against or directly relating to Trinity before any Governmental Authority, or (ii) outstanding Order, or application, request or motion therefor, of any Governmental Authority in a proceeding to which Trinity or any of its assets was or is a party except, in the case of clauses (i) and (ii) above, such as would not, individually or in the aggregate, either materially impair or preclude Trinity’s ability to consummate the Merger or the other transactions contemplated hereby or have a Material Adverse Effect on Trinity.

4.7	Taxes.
      Trinity has duly filed with the appropriate Governmental Authorities all Tax Returns required to be filed by it other than Tax Returns which the failure to file would have no Material Adverse Effect on Trinity. All such Tax Returns were, when filed, and are accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations. Trinity has paid or will pay in full or has adequately reserved against all Taxes otherwise assessed against it through the Closing Date. Trinity is not a party to any pending action or proceeding by any Governmental Authority for the assessment of any Tax, and no claim for assessment or collection of any Tax has been asserted against Trinity that has not been paid. There are no Tax Liens upon the assets of Trinity (other than Liens for Taxes not yet due and payable). There is no valid basis, to Trinity’s Knowledge, for any assessment, deficiency, notice, 30-day letter or similar intention to assess any Tax to be issued to Trinity by any Governmental Authority.

4.8	Employee Plans.
      Trinity has no employee benefit plans as defined in Section 3(3) of ERISA nor any employment agreements.

4.9	No Violation of Law.
      Trinity is not in violation of and has not been given notice or been charged with any violation of, any Law, or Order, (including, without limitation, any applicable environmental law, ordinance or regulation) of any Governmental Authority, except for violations which, in the aggregate, do not have, and would not reasonably be expected to have, a Material Adverse Effect on Trinity. Trinity has not received any written notice that any investigation or review with respect to it by any Governmental Authority is pending or threatened, other than, in each case, those the outcome of which, as far as reasonably can be foreseen, would not reasonably be expected to have a Material Adverse Effect on Trinity. Trinity has all permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals necessary to conduct its business as presently conducted, except for those, the absence of which, alone or in the aggregate, would not have a Material Adverse Effect on Trinity (collectively, the “Trinity Permits”). Trinity (a) has duly and timely filed all reports and other information required to be filed with any Governmental Authority in connection with the Trinity Permits, and (b) is not in violation of the terms of any of the Trinity Permits, except for such omissions or delays in filings, reports or violations which, alone or in the aggregate, would not have a Material Adverse Effect on Trinity. Section 4.9 of the Trinity Disclosure Schedule contains a list of the Trinity Permits.

4.10	Properties.
      Trinity has good and marketable title to all of the assets and properties which it purports to own as reflected on the most recent balance sheet comprising a portion of the Trinity Financial Statements or thereafter acquired (except assets and properties sold or otherwise disposed of since the date of such balance sheet in the ordinary course of business). Trinity has a valid leasehold interest in all properties of which it is the lessee and each such lease is valid, binding and enforceable against Trinity, and, to the knowledge of Trinity, the other parties thereto in accordance with its terms, subject to the Enforceability Exception. Neither Trinity nor, to Trinity’s Knowledge, the other parties thereto are in default in the performance of any material provision thereunder. Neither the whole nor any material portion of the assets of Trinity is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefor, nor, to the Knowledge of Trinity, has any such condemnation, expropriation or taking been proposed. None of the material assets of Trinity is subject to any restriction which would prevent continuation of the use currently made thereof or materially adversely affect the value thereof.

4.11	Proxy Statement.
      None of the information to be supplied by Trinity for inclusion in the Proxy Statement or in any amendments thereof or supplements thereto, at the time of the mailing of the Proxy Statement and at the time of the Trinity Special Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

4.12	Business.
      Trinity, since its formation, has engaged in no business other than to seek to serve as a vehicle for the acquisition of an operating business, and, except for this Agreement, is not a party to any contract or agreement for the acquisition of an operating business. Trinity has no employees.

4.13	Financial Statements.
      The financial statements of Trinity (collectively, the “Trinity Financial Statements”) included in Trinity’s SEC Reports present fairly, in all material respects, the financial position and results of operations of Trinity as of the respective dates, years and periods indicated, prepared in accordance with GAAP, applied on a consistent basis, and to the Knowledge of Trinity, in accordance with Regulation S-X of the SEC and, in particular, Rules 1-02 and 3-05 thereunder (subject, in the case of unaudited interim period financial statements, to normal and recurring year-end adjustments which, individually or collectively, are not material to Trinity). Without limiting the generality of the foregoing, (i) there is no basis for any assertion against Trinity as of the date of the most recent balance sheet comprising a portion of the Trinity Financial Statements of any material debt, liability or obligation of any nature not fully reflected or reserved against in the Trinity Financial Statements or in the notes thereto required to be so reflected or reserved in accordance with GAAP; and (ii) there are no assets of Trinity, the value of which (in the reasonable judgment of Trinity) is materially overstated in the Trinity Financial Statements. Except as disclosed therein or as incurred in the ordinary course of business since December 31, 2004, Trinity has no known material contingent liabilities (including liabilities for Taxes). Trinity is not a party to any contract or agreement for the forward purchase or sale of any foreign currency and has not invested in any “derivatives.”

4.14	Trinity’s SEC Reports.
      The Trinity Common Stock has been registered under Section 12 of the Exchange Act on Form 8-A. Since its inception, Trinity has filed all reports, registration statements and other documents, together with any amendments thereto, required to be filed under the Securities Act and the Exchange Act, including but not limited to reports on Form 10-K and Form 10-Q, and Trinity will file all such reports, registration statements and other documents required to be filed by it from the date of this Agreement to the Closing Date (all such reports, registration statements and documents, including its Form 8-A, filed or to be filed with the SEC, including Trinity’s initial registration statement relating to the Trinity Common Stock, and the Trinity Warrants, with the exception of the Proxy Statement, are collectively referred to as “Trinity’s SEC Reports”). As of their respective dates, Trinity’s SEC Reports complied or will comply in all material respects with all rules and regulations promulgated by the SEC and did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Trinity has provided to the Adventure Shareholders a true and complete copy of all of Trinity’s SEC Reports filed on or prior to the date hereof, and will promptly provide to the Adventure Shareholders a true and complete copy of any such reports filed after the date hereof and prior to the Closing Date. Neither Trinity nor any of its respective directors or officers is the subject of any investigation, inquiry or proceeding before the SEC or any state securities commission or administrative agency.

4.15	OTC Bulletin Board.
      Each of the Trinity Common Stock, Trinity Class B Common Stock, Trinity Class W Warrants and Trinity Class Z Warrants are quoted on the OTC Bulletin Board under the respective symbols “TPQCA”, “TPQCB”, TPQCW and “TPQCL,” and Trinity is in compliance in all respects with all rules and regulations of the National Association of Securities Dealers, Inc. applicable to Trinity and to the inclusion for quotation of such securities on the OTC Bulletin Board.
      4.16     Absence of Certain Changes or Events.
      Since December 31, 2004 there has not been:

(a) any material adverse change in the financial condition, operations, properties, assets, liabilities or business of Trinity;

(b) any material damage, destruction or loss of any material properties of Trinity, whether or not covered by insurance;

(c) any change in the manner in which the business of Trinity has been conducted;

(d) any material change in the treatment and protection of trade secrets or other confidential information of Trinity; and

(e) any occurrence not included in paragraphs (a) through (d) of this Section which has resulted, or which Trinity has reason to believe, could reasonably be expected to result, in a Material Adverse Effect on Trinity.

      4.17     Books, Records and Accounts.
      Trinity’s books, records and accounts fairly and accurately reflect in all material respects transactions and dispositions of assets by Trinity, and to the Knowledge of Trinity, the system of internal accounting controls of Trinity is sufficient to assure that: (a) transactions are executed in accordance with management’s authorization; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management’s authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
      4.18     Disclosure Controls.
      Trinity has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), which (i) are designed to ensure that material information relating to Trinity is made known to Trinity’s principal executive officer and its principal financial officer by others within those entities, particularly during the preparation of the Proxy Statement; (ii) have been evaluated for effectiveness as of the date of this Agreement; and (iii) are effective in all material respects to perform the functions for which they were established.
      4.19     Absence of Material Weaknesses.
      Based on the evaluation of its internal controls over financial reporting, Trinity is not aware of (i) any significant deficiency or material weakness in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Trinit’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls over financial reporting.
      4.20     Brokers and Finders.
      Except for HCFP/ Brenner Securities LLC, Trinity has not employed any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder’s or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.
      4.21     No Omissions or Untrue Statements.
      No representation or warranty made by Trinity to Adventure or the Adventure Shareholders in this Agreement, the Trinity Disclosure Schedule or in any certificate of a Trinity officer required to be delivered to Adventure or the Adventure Shareholders pursuant to the terms of this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein in light of the circumstances in which made not misleading as of the date hereof and as of the Closing Date.
ARTICLE V.
Conduct of Business Pending the Merger
      5.1     Conduct of Business Prior to Effective Time.
      Each of Trinity, the Adventure Shareholders and Adventure, as applicable, hereby covenants and agrees as follows (and the Adventure Shareholders covenant and agree to cause Adventure to comply with such covenants and agreements), from and after the date of this Agreement and until the Effective Time, except as specifically consented to in writing by the other party or as set forth in Section 5.1 of the respective Disclosure Schedules:

(a) It shall conduct its business in the ordinary and usual course of business and consistent with past practice;

(b) It shall not (i) split, combine or reclassify its outstanding capital stock or declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise, (ii) spin-off any assets or businesses, (iii) engage in any transaction for the purpose of effecting a recapitalization, or (iv) engage in any transaction or series of related transactions which has a similar effect to any of the foregoing;

(c) It shall not issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire any shares of its capital stock of any class or any debt or equity securities convertible into or exchangeable for such capital stock or amend or modify the terms and conditions of any of the foregoing, provided, however, that it may issue shares upon exercise of outstanding options, warrants or stock purchase rights;

(d) It shall not (i) redeem, purchase, acquire or offer to purchase or acquire any shares of its capital stock, other than as required by the governing terms of such securities, (ii) take or fail to take any action which action or failure to take action would cause it or its stockholders (except to the extent that any stockholders receive cash in lieu of fractional shares) to recognize gain or loss for Tax purposes as a result of the consummation of the Merger, (iii) make any acquisition of any material assets (except in the ordinary course of business) or businesses, (iv) sell any material assets (except in the ordinary course of business) or businesses, or (v) enter into any contract, agreement, commitment or arrangement to do any of the foregoing;

(e) It shall use reasonable efforts to preserve intact its business organization and goodwill, keep available the services of its present officers and key employees, and preserve the goodwill and business relationships with suppliers, distributors, customers, and others having business relationships with it, and not engage in any action, directly or indirectly, with the intent to impact adversely the transactions contemplated by this Agreement;

(f) It shall confer on a regular basis with one or more representatives of the other to report on material operational matters and the general status of ongoing operations; and

(g) It shall file with the SEC all forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it pursuant to the Exchange Act.
      5.2     No Solicitation.
      (a) Adventure and the Adventure Shareholders agree that, prior to the Effective Time or the termination or abandonment of this Agreement, that neither Adventure nor Adventure’s Shareholders shall, and shall not give authorization or permission to any of Adventure’s directors, officers, employees, agents or representatives to, and each shall use all reasonable efforts to see that such persons do not, directly or indirectly, solicit, initiate, facilitate or encourage (including by way of furnishing or disclosing information) any merger, consolidation, other business combination involving Adventure or any of the Subsidiaries, acquisition of all or any substantial portion of the assets or capital stock of Adventure or any of the Subsidiaries or inquiries or proposals concerning or which may reasonably be expected to lead to any of the foregoing (an “Adventure Acquisition Transaction”) or negotiate, explore or otherwise knowingly communicate in any way with any third party (other than Trinity or its Affiliates) with respect to any Adventure Acquisition Transaction or enter into any agreement, arrangement or understanding requiring Adventure or the Adventure Shareholders to abandon, terminate or fail to consummate the Merger or any other transaction expressly contemplated by this Agreement, or contemplated to be a material part thereof. Adventure or the Adventure Shareholders shall advise Trinity in writing of any Bona fide inquiries or proposals relating to any Adventure Acquisition Transaction within one business day following receipt by Adventure or any of the Adventure Shareholders of any such inquiry or proposal. Adventure or the Adventure Shareholders shall also promptly advise any person seeking an Adventure Acquisition Transaction that it is bound by the provisions of this Section 5.2(a).
      (b) Trinity agrees that, prior to the Effective Time or the termination or abandonment of this Agreement, Trinity shall not give authorization or permission to any of its directors, officers, employees, agents or representatives to, and each shall use all reasonable efforts to see that such persons do not, directly or indirectly, solicit, initiate, facilitate or encourage (including by way of furnishing or disclosing information) any merger, consolidation, other business combination involving Trinity, acquisition of all or any substantial portion of the assets or capital stock of Trinity, or inquiries or proposals which may reasonably be expected to lead to any of the foregoing (a “Trinity Acquisition Transaction”) or negotiate, explore or otherwise knowingly communicate in any way with any third party (other than the Adventure Shareholders) with respect to any Trinity Acquisition Transaction or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transaction expressly contemplated by this Agreement, or contemplated to be a material part thereof. Trinity shall advise the Adventure Shareholders in writing of any Bona fide inquiries or proposals relating to a Trinity Acquisition Transaction, within one business day following Trinity’s receipt of any such inquiry or proposal. Trinity shall also promptly advise any person seeking a Trinity Acquisition Transaction that it is bound by the provisions of this Section 5.2(b).
ARTICLE VI.
Additional Agreements
      6.1     Access to Information.
      Each of Trinity and Adventure shall afford to the other and the other’s accountants, counsel, financial advisors and other representatives reasonable access during normal business hours throughout the period prior to the Effective Time to all properties, books, contracts, commitments and records (including, but not limited to, Tax Returns) of it and, during such period, shall furnish promptly (a) a copy of each report, schedule and other document filed or received by it during such period pursuant to the requirements of federal or state securities laws or filed by it during such period with the SEC in connection with the transactions contemplated by this Agreement or which may have a Material Adverse Effect on it and (b) such other information concerning its business, properties and personnel as the other shall reasonably request; provided, however, that no investigation pursuant to this Section 6.1 shall affect any representation or warranty made herein or the conditions to the obligations of the respective parties to consummate the Merger. All non-public documents and information furnished to Trinity, Adventure or the Adventure Shareholders, as the case may be, in connection with the transactions contemplated by this Agreement shall be deemed to have been received, and shall be held by the recipient, in confidence, except that Trinity and the Adventure Shareholders, as applicable, may disclose such information as may be required under applicable Law or as may be necessary in connection with the preparation of the Proxy Statement. Each party shall promptly advise the others, in writing, of any change or the occurrence of any event after the date of this Agreement and prior to the Effective Time having, or which, insofar as can reasonably be foreseen, in the future would reasonably be expected to have, any Material Adverse Effect on Adventure or Trinity, as applicable.
      6.2     Adventure Registration Statement.
      (a) Adventure covenants and agrees to file with the SEC as soon as shall be reasonably practicable following the date of this Agreement (provided Trinity shall have supplied Adventure with the Proxy Statement to be included therein), at its sole cost and expense, a registration statement on Form F-1/ F-4 or comparable form (the “Adventure Registration Statement”) which shall include a joint proxy statement/ prospectus (the “Proxy Statement”) relating to the solicitation of the Trinity Stockholders’ Approval of, and covering the issuance of the Adventure Shares in, the Merger, the Adventure Exchange Securities and the shares of Adventure common stock underlying the Adventure Exchange Securities. Adventure shall use all reasonable best efforts to have the Adventure Registration Statement declared effective by the SEC as promptly as practicable thereafter. Adventure shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or to file a general consent to service of process) required to be taken under any applicable state securities Laws in connection with the issuance of Adventure Shares and the Adventure Exchange Securities in the Merger. No filing of, or amendment or supplement to, or correspondence to the SEC or its staff with respect to, the Adventure Registration Statement or the Proxy Statement will be made by Adventure, without providing Trinity a reasonable opportunity to review and comment thereon. Adventure will advise Trinity, promptly after it receives notice thereof, of the time when the Adventure Registration Statement has become effective or any supplement or amendment has been filed to the Adventure Registration Statement or the Proxy Statement, the issuance of any stop order, the suspension of the qualification of Adventure Shares issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Adventure Registration Statement, the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time prior to the Effective Time any information relating to Trinity or Adventure, or any of their respective Affiliates, officers or directors, should be discovered by Trinity or Adventure which should be set forth in an amendment or supplement to any of the Adventure Registration Statement or the Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the stockholders of Trinity.
      (b) Trinity and Adventure shall promptly furnish to each other all information, and take such other actions, as may reasonably be requested in connection with any action by any of them in connection with the preparation and filing of the Adventure Registration Statement and the Proxy Statement and shall cooperate with one another and use their respective best efforts to facilitate the expeditious consummation of the transactions contemplated by this Agreement.
      6.3     SEC Filings by Trinity.
      Trinity shall file with the SEC, as soon as reasonably practicable following the filing of the Adventure Registration Statement, any document required to be filed by it in connection with the Merger and the Trinity Stockholders’ Approval contemplated by this Agreement, including, without limitation, any documents required under the SEC’s Regulation 14A.
      6.4     Stockholders’ Approval.
      Trinity shall use its reasonable best efforts to obtain Trinity Class B stockholder approval and adoption (including having less than 20% of Trinity Class B stockholders exercise their conversion rights) (collectively, the “Trinity Stockholders’ Approval”) of this Agreement and the transactions contemplated hereby, as soon as practicable in accordance with applicable Delaware law and the Trinity Bylaws following the date upon which the Adventure Registration Statement is declared effective by the SEC. Trinity shall, through its board of directors, recommend to the holders of Trinity Common Stock approval of this Agreement and the transactions contemplated by this Agreement. Lawrence Burstein, James Scibelli, David Buckel and Theodore Kesten (the “Trinity Directors”), in their capacities as members of the board of directors of Trinity but subject to their fiduciary duty to the stockholders of Trinity, in connection with the solicitation of proxies pursuant to the Proxy Statement, shall unanimously recommend the approval and adoption of the Merger and this Agreement by the stockholders of Trinity.
      6.5     Stock Exchange Listing/ Exchange Act Listing.
      Trinity and Adventure shall each use its reasonable best efforts to file, at or before the Effective Time, authorization for listing of the Adventure Shares and the Adventure Exchange Securities on the NASDAQ SmallCap Market, The American Stock Exchange Inc. or, if permissible, the NASDAQ National Market (the “Stock Exchange Listing”). In addition, Adventure shall, as soon as reasonably practicable, file a registration statement under the Exchange Act and use its reasonable best efforts to cause the SEC to declare such registration statement effective with respect to the listing of the Adventure Shares issued in the Merger, the Adventure Exchange Securities and the shares of Adventure common stock underlying the Adventure Exchange Securities (the “Exchange Act Listing”).

      6.6     Trinity Warrants and Trinity Options.
      At the Effective Time, Adventure shall assume each Trinity Warrant and Trinity Option in accordance with the terms of the agreement under which it was issued and all rights with respect to Trinity Capital Stock under each Trinity Warrant and Trinity Option then outstanding shall be converted into and become warrants and options in Adventure (the “Adventure Exchange Securities”). Accordingly, after the Effective Time, each holder of Adventure Exchange Securities at the time of exercise shall receive a number of Adventure Shares (rounded up to the nearest whole share) equal to the number of shares of Trinity Common Stock subject to such Trinity Warrant or Trinity Option immediately prior to the Effective Time multiplied by the Exchange Ratio at an exercise price per Adventure Share (rounded up to the nearest whole cent) equal to the exercise price in effect prior to the Effective Time divided by the Exchange Ratio. The Adventure Exchange Securities shall contain the same terms, conditions and restrictions that were applicable to the Trinity Warrants and Trinity Options. Prior to the Effective Time, Adventure shall take all necessary action to assume as of the Effective Time all obligations undertaken by Adventure under this Section 6.6, including the reservation, issuance and listing of a number of Adventure Shares at least equal to the number of Adventure Shares subject to the assumed Trinity Warrants and Trinity Options.
      6.7     Agreement to Cooperate.
      Subject to the terms and conditions herein provided, each of the parties hereto shall cooperate and use their respective best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals to effect all necessary registrations, filings and submissions and to lift any injunction or other legal bar to the Merger (and, in such case, to proceed with the Merger as expeditiously as possible), subject, however, to obtaining the Trinity Stockholders’ Approval; and provided that nothing in this Section 6.7 shall affect any responsibility or obligation specifically allocated to any party in this Agreement.
      6.8     Public Statements.
      The parties shall consult with each other prior to issuing any press release or any written public statement with respect to this Agreement or the transactions contemplated hereby. Trinity shall not issue any such press release or any other public statement with respect to this Agreement or the transactions contemplated hereby absent the prior written consent of the Adventure Shareholders (which consent shall not be unreasonably withheld or delayed), except that such prior written consent shall not be required if, in the reasonable judgment of Trinity based upon the advice of counsel, seeking and obtaining prior written consent would prevent the timely dissemination of such release or statement in violation of the Exchange Act or other applicable Law or Order.
      6.9     Corrections to the Proxy Statement and the Adventure Registration Statement.
      Prior to the Closing Date, each of Adventure and the Adventure Shareholders and Trinity shall correct promptly any information provided by it to be used specifically in the Proxy Statement and the Adventure Registration Statement that shall have become false or misleading in any material respect and shall take all steps necessary to file with the SEC and have cleared by the SEC any amendment or supplement to the Proxy Statement and the Adventure Registration Statement so as to correct the same and to cause appropriate dissemination thereof to the stockholders of Trinity, to the extent required by applicable Law.
      6.10     Disclosure Supplements
      From time to time prior to the Closing Date, and in any event immediately prior to the Closing Date, each of Trinity, Adventure and the Adventure Shareholders shall promptly supplement or amend its Disclosure Schedule with respect to any matter hereafter arising that, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedule or that is necessary to correct any information in such Disclosure Schedule that is or has become inaccurate. Notwithstanding the foregoing, if any such supplement or amendment discloses a Material Adverse Effect, the conditions to the other party’s obligations to consummate the Merger set forth in Article VII hereof shall be deemed not to have been satisfied.
      6.11     Post-Closing Board Observation Rights.
      For a period of one (1) year following the Closing Date, the Trinity Directors shall have the right to send a representative to observe each meeting of the board of directors of Adventure. Absent his illness or unavailability, Larry Burstein shall be the designated representative for such purpose. During such period, such representative shall be provided by Adventure with written notice of each such meeting sufficiently in advance thereof to permit attendance thereat, and an agenda and minute thereof. Adventure shall reimburse such representative for his reasonable out-of-pocket expenses incurred in connection with his attendance at each such meeting, including, but not limited to, the cost of transportation, lodging and food.
      6.12     Employment Agreements.
      Each of G. Gourdomichalis, S. Gourdomichalis and Varouxakis shall enter into employment agreements with Adventure on terms reasonably satisfactory to Trinity (the “Employment Agreements”).
      6.13     Assignment by Adventure Shareholders.
      The parties hereby agree that V Capital and G Bros may transfer and assign all but not less than all of their shares in Adventure each to another company prior to the filing of the Adventure Registration Statement, provided that with respect to any such company (a) one or more of G. Gourdomichalis, S. Gourdomichalis and Varouxakis are the sole registered and beneficial shareholders of such company and (b) at least ten (10) days’ prior written notice shall have been given to Trinity. In the case of any such permitted transfer and assignment, the transferee or assignee shall execute a counterpart signature page to this Agreement, shall be an Adventure Shareholder for all purposes of this Agreement, shall be deemed to have made all of the representations, warranties and covenants of an Adventure Shareholder hereunder and shall have all the rights and obligations of an Adventure Shareholder under this Agreement.
ARTICLE VII.
Conditions
      7.1     Conditions to Each Party’s Obligations to Effect the Merger.
      The respective obligation of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

(a) Trinity shall have obtained the Trinity Stockholders’ Approval;

(b) The Adventure Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order;

(c) The Adventure Shares issuable to Trinity’s stockholders, the Adventure Exchange Securities and the stock issuable upon exercise thereof shall have been approved for the Stock Exchange Listing and the Exchange Act Listing, subject to any notice of issuance or similar requirement.

(d) No preliminary or permanent injunction or other order or decree by any Governmental Authority which prevents or materially burdens the consummation of the Merger shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted);

(e) No action shall have been taken, and no statute, rule or regulation shall have been enacted, by any Governmental Authority, which would prevent or materially burden the consummation of the Merger;

(f) All consents, orders and approvals legally required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained and be in effect at the Effective Time without any material limitations or conditions.
      7.2     Conditions to Obligations of Adventure and the Adventure Shareholders to Effect the Merger.
      Unless waived by the Adventure Shareholders, the obligation of the Adventure Shareholders to effect the Merger shall also be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

(a) Trinity shall have performed in all material respects its agreements contained in this Agreement required to be performed on or prior to the Closing Date and the representations and warranties of Trinity contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties which are themselves limited by a reference to materiality, which shall be true and correct in all respects other than as modified) on and as of (i) the date made and (ii) the Closing Date (in each case except in the case of representations and warranties expressly made solely with reference to a particular date which shall be true and correct in all material respects as of such date); and Adventure and the Adventure Shareholders shall have received a certificate of the president of Trinity to that effect;

(b) Adventure shall have received an opinion from Seward & Kissel LLP, counsel to Trinity, dated the Closing Date, in form and substance reasonably satisfactory to Adventure, which shall include, among other things, an opinion that there will not be any recognition of gain to Trinity or Trinity stockholders upon consummation of the Merger;

(c) Adventure shall have received a “comfort” letter from J.H. Cohn LLP, independent public accountants for Trinity, dated the date of the Proxy Statement and the Closing Date (or such other date reasonably acceptable to Adventure) with respect to certain financial statements of Trinity and other related financial information included in the Proxy Statement in customary form;

(d) Since the date of this Agreement there shall not have been any Material Adverse Effect with respect to Trinity, the likelihood of which was not previously disclosed to Adventure and the Adventure Shareholders by Trinity in the Trinity Disclosure Schedule or contemplated by this Agreement and Trinity shall have engaged in no business activity since the date of its incorporation other than conducting a public offering of its securities and, thereafter, seeking to effect a merger or similar business combination with an operating business;

(e) Adventure shall have received a certificate from the corporate Secretary of Trinity, together with a certified copy of the resolutions duly authorized by Trinity’s board of directors authorizing the Merger and, if applicable, the transactions contemplated by this Agreement;

(f) Adventure shall have received a certificates of good standing for Trinity from the Secretary of State of the State of Delaware dated as of a date that is within five (5) days of the Closing Date;

(g) Trinity shall have furnished to the Adventure Shareholders such additional certificates and other customary closing documents as Adventure and the Adventure Shareholders may have reasonably requested as to any of the conditions set forth in this Section 7.2;

(h) At the Effective Time, Trinity shall have approximately $7,350,000 but not less than $7,000,000 in cash or cash equivalents after giving effect to (a) the payment or accrual on or prior to the Effective Time of all expenses incurred by Trinity, including, but not limited to, the fees and expenses of Trinity’s attorneys, accountants and investment bankers (including HCFP/ Brenner Securities) LLC, and (b) any payments to be made to dissenting Trinity stockholders, in connection with the transactions contemplated by this Agreement;

(i) At Closing, the Trinity capitalization shall be unchanged from that set forth in Section 4.2 (other than to reflect issuances, if any, of Trinity Common Stock upon exercises prior to the Effective Time of Trinity’s Class W Warrants and/or Trinity Class Z Warrants);

(j) Adventure and the Adventure Shareholders shall have received a letter agreement signed by each officer and director of Trinity (collectively, the “Trinity Principals”), in form and substance satisfactory to Adventure, the Adventure Shareholders and Trinity (“Lock-Up Agreements”);

(k) Adventure and the Adventure Shareholders shall have received written resignations from each of Trinity’s directors and officers and which resignations, by their respective terms, shall become effective immediately prior to the Effective Time;

(l) Trinity shall have conducted the operation of its business in material compliance with all applicable Laws and all approvals required of Trinity under applicable law to enable Trinity to perform its obligations under this Agreement shall have been obtained; and

(m) All corporate proceedings of Trinity in connection with the Merger and the other transactions contemplated by this Agreement and all agreements, instruments, certificates, and other documents delivered to the Adventure Shareholders by or on behalf of Trinity pursuant to this Agreement shall be reasonably satisfactory to Adventure and the Adventure Shareholders and their counsel.
      7.3     Conditions to Obligations of Trinity to Effect the Merger.
      Unless waived by Trinity, the obligations of Trinity to effect the Merger shall also be subject to the fulfillment at or prior to the Closing Date of the additional following conditions:

(a) Adventure and the Adventure Shareholders shall have performed in all material respects their agreements contained in this Agreement required to be performed on or prior to the Closing Date and the representations and warranties of Adventure and the Adventure Shareholders contained in this Agreement shall be true and correct in all material respects (except for those representations and warranties which are themselves limited by a reference to materiality, which shall be true and correct in all respects, other than as modified) on and as of (i) the date made and (ii) the Closing Date (in each case except in the case of representations and warranties expressly made solely with reference to a particular date which shall be true and correct in all material respects as of such date); and Trinity shall have received a Certificate of each of the Adventure Shareholders and of the president of Adventure to that effect;

(b) Trinity shall have received an opinion from Broad and Cassel, dated the Closing Date, in form and substance reasonably satisfactory to Trinity;

(c) Trinity shall have received a “comfort” letter from PriceWaterhouseCoopers LLP, independent certified public accountants for Adventure, dated the date of the Proxy Statement and the Closing Date (or such other date reasonably acceptable to Trinity) with respect to certain financial statements of Adventure and other related financial information included in the Proxy Statement in customary form;

(d) Trinity shall have received:

(1) A Certificate of Ownership and Encumbrance issued by the Office of the Maritime Administrator, Republic of the Marshall Islands, dated not more than five (5) Business Days prior to the Closing, confirming that Adventure Two S.A. is the owner of the Free Destiny free and clear of any Lien other than as disclosed in Section 3.9(b) of the Adventure Disclosure Schedule;

(2) A Certificate of Ownership and Encumbrance issued by the Office of the Maritime Administrator, Republic of the Marshall Islands, dated not more than five (5) Business Days prior to the Closing, confirming that Adventure Three S.A. is the owner of the Free Envoy free and clear of any Lien other than as disclosed in Section 3.9(b) of the Adventure Disclosure Schedule;

(3) A certificate by Lloyds dated not more than ten (10) Business Days prior to the Closing, to the effect that the Free Destiny is in class without overdue recommendation;

(4) A certificate by the Korean Register of Shipping dated not more than ten (10) Business Days prior to the Closing, to the effect that the Free Envoy is in class without overdue recommendation; and

(5) Facsimile advice, dated the Closing Date, from one or more protection and indemnity insurance clubs for the effect that each of the Vessels is or are entered therein, as applicable, as of that date.

(e) At Closing, Adventure’s capitalization shall be unchanged from that as set forth in Section 3.3;

(f) Trinity shall have received a certificate of the corporate Secretary of Adventure together with a certified copy of the resolutions duly authorized by the board of directors and Adventure Shareholders authorizing the Merger and the transactions contemplated by this Agreement;

(g) Trinity shall have received a certificate of good standing for Adventure from the Registrar of Corporations of the Republic of the Marshall Islands dated as of a date that is within five (5) days of the Closing Date;

(h) Adventure and the Adventure Shareholders shall have furnished to Trinity such additional certificates and other customary closing documents as Trinity may have reasonably requested as to any of the conditions set forth in this Section 7.3;

(i) Since the date of this Agreement there shall not have been any Material Adverse Effect with respect to Adventure, the likelihood of which was not previously disclosed to Trinity by Adventure and the Adventure Shareholders;

(j) Trinity shall have received Lock-Up Agreements from each Adventure Shareholder;

(k) The Employment Agreements shall have been executed;

(l) Adventure, V Capital and G Bros (or their permitted transferees or assignees under Section 6.13 above), Adventure Two S.A and Adventure Three S.A. shall have each amended their respective Articles of Incorporation and By-laws on terms reasonably satisfactory to Trinity, including, but not limited to, removing any ability of such company to issue bearer shares, and such documents shall be in full force and effect;

(m) Adventure shall be the sole registered and beneficial shareholder of Adventure Two S.A. and Adventure Three S.A.;

(n) V Capital and G Bros (or their permitted transferees or assignees under Section 6.13 above) shall be the sole registered and beneficial shareholders of Adventure;

(o) ONE OR MORE OF G. Gourdomichalis, S. Gourdomichalis and Varouxakis shall be the sole registered and beneficial shareholders of V Capital and G Bros (or their permitted transferees or assignees under Section 6.13 above);

(p) All corporate proceedings of Adventure and the Adventure Shareholders in connection with the Merger and the other transactions contemplated by this Agreement and all agreements, instruments, certificates and other documents delivered to Trinity by or on behalf of Adventure and the Adventure Shareholders pursuant to this Agreement shall be in substantially the form called for hereunder or otherwise reasonably satisfactory to Trinity and its counsel.

ARTICLE VIII.
Termination, Amendment and Waiver
      8.1     Termination.
      This Agreement may be terminated at any time prior to the Closing Date, whether before or after approval by the stockholders of Trinity:

(a) by mutual consent in writing of Trinity and the Adventure Shareholders;

(b) unilaterally upon written notice by Trinity to the Adventure Shareholders upon the occurrence of a Material Adverse Effect with respect to Adventure, the likelihood of which was not previously disclosed to Trinity in writing by the Adventure Shareholders prior to the date of this Agreement;

(c) unilaterally upon written notice by the Adventure Shareholders to Trinity upon the occurrence of a Material Adverse Effect with respect to Trinity, the likelihood of which was not previously disclosed to the Adventure Shareholders in writing by Trinity prior to the date of this Agreement;

(d) unilaterally upon written notice by Trinity to the Adventure Shareholders in the event a material breach of any material representation or warranty of Adventure or the Adventure Shareholders contained in this Agreement (unless such breach shall have been cured within ten (10) days after the giving of such notice by Trinity), or the willful failure of Adventure or the Adventure Shareholders to comply with or satisfy any material covenant or condition of Adventure or the Adventure Shareholders contained in this Agreement;

(e) unilaterally upon written notice by the Adventure Shareholders to Trinity in the event of a material breach of any material representation or warranty of Trinity contained in this Agreement (unless such breach shall have been cured by Trinity within ten (10) days after the giving of such notice by the Adventure Shareholders), or Trinity’s willful failure to comply with or satisfy any material covenant or condition of Trinity contained in this Agreement, or if Trinity fails to obtain the Trinity Stockholders’ Approval; or

(f) unilaterally upon written notice by either Trinity or the Adventure Shareholders to the other if the Merger is not consummated for any reason not specified or referred to in the preceding provisions of this Section 8.1 by the close of business on July 31, 2005.
      8.2     Effect of Termination.
      In the event of termination of this Agreement by either Trinity or the Adventure Shareholders, as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no further obligation on the part of either Adventure and the Adventure Shareholders or Trinity (except as set forth in the penultimate sentence of Section 6.1 (with respect to confidential and nonpublic information) and Section 8.5, which shall survive such termination). Nothing in this Section 8.2 shall relieve any party from liability for any breach of this Agreement.
      8.3     Amendment.
      This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto and in compliance with applicable law.
      8.4     Waiver.
      At any time prior to the Effective Time, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.
      8.5     Expenses.
      Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, except as otherwise specifically provided for herein.
ARTICLE IX.
Survival of Representations and Warranties; Indemnification
      9.1     Survival of Representations and Warranties.
      The respective representations, warranties, obligations, agreements and promises of the parties contained in this Agreement and in any exhibit, schedule, certificate or other document delivered pursuant to this Agreement, shall survive for a period of one year following the Closing Date.
      9.2     Indemnification by Adventure and Adventure Shareholders.
      (a) Adventure and each Adventure Shareholder hereby agrees to indemnify and hold harmless Trinity and the Trinity stockholders (in the aggregate, in proportion to each such Trinity stockholder’s ownership of the capital stock of Adventure, on a fully diluted basis) and each of their Affiliates and their respective fiduciaries, directors, officers, controlling persons, representatives and agents against and hold them harmless from any loss, liability, claim, damage or expense (including reasonable legal fees and expenses and costs of investigation) (a “Loss”) arising, directly or indirectly, out of or in connection with (i) any breach of any representation or warranty of Adventure or the Adventure Shareholders contained in this Agreement, or (ii) any breach of any covenant or agreement of Adventure or the Adventure Shareholders contained in this Agreement.
      (b) Trinity hereby agrees to indemnify and hold harmless Adventure and the Adventure Shareholders (in the aggregate, in proportion to each such Adventure Shareholder’s ownership of the capital stock of Adventure, on a fully diluted basis) and each of their Affiliates and their respective fiduciaries, directors, officers, controlling persons, representatives and agents against and hold them harmless from any Loss arising, directly or indirectly, out of or in connection with (i) any breach of any representation or warranty of Trinity contained in this Agreement, or (ii) any breach of any covenant or agreement of Trinity contained in this Agreement.
      9.3     Third-Party Claims.
      (a) If any party entitled to be indemnified hereunder (an “Indemnified Party”) receives notice of the assertion of any claim in respect of Losses, such Indemnified Party shall give the party who may become obligated to provide indemnification hereunder (the “Indemnifying Party”) written notice describing such claim or fact in reasonable detail (the “Notice of Claim”) promptly (and in any event within ten (10) Business Days after receiving any written notice from a third party). The failure by the Indemnified Party to timely provide a Notice of Claim to the Indemnifying Party shall not relieve the Indemnifying Party of any liability, except to the extent that the Indemnifying Party is prejudiced by the Indemnified Party’s failure to provide timely notice hereunder.
      (b) In the event any Indemnifying Party notifies the Indemnified Party within ten (10) Business Days after the Indemnified Party has given notice of the matter that the Indemnifying Party is assuming the defense thereof: (i) the Indemnifying Party will defend the Indemnified Party against the matter with counsel of its choice reasonably satisfactory to the Indemnified Party; (ii) the Indemnified Party may retain separate co-counsel at its sole cost and expense (except that the Indemnifying Party will be responsible for the fees and expenses of the separate co-counsel to the extent the Indemnified Party reasonably concludes that the counsel the Indemnifying Party has selected has a conflict of interest); (iii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the matter without the written consent of the Indemnifying Party which consent shall not be unreasonably withheld; and (iv) the Indemnifying Party will not consent to the entry of any judgment with respect to the matter, or enter into any settlement which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all liability with respect thereto, and, in a settlement or compromise which does not involve only the payment of money by the Indemnifying Party, without the prior written consent of the Indemnified Party which consent shall not be unreasonably withheld.
      (c) In the event the Indemnifying Party does not notify the Indemnified Party within ten (10) Business Days after the Indemnified Party has received a Notice of Claim that the Indemnifying Party is assuming the defense thereof, then the Indemnified Party shall have the right, subject to the provisions of this Article IX, to undertake the defense, compromise or settlement of such claim for the account of the Indemnifying Party. Unless and until the Indemnifying Party assumes the defense of any claim, the Indemnifying Party shall advance to the Indemnified Party any of its reasonable attorneys’ fees and other costs and expenses incurred in connection with the defense of any such action or proceeding. Each Indemnified Party shall agree in writing prior to any such advance that, in the event it receives any such advance, such Indemnified Party shall reimburse the Indemnifying Party for such fees, costs and expenses to the extent that it shall be determined that it was not entitled to indemnification under this Article IX.
      (d) In the event that the Indemnifying Party undertakes the defense of any claim, the Indemnifying Party will keep the Indemnified Party advised as to all material developments in connection with such claim, including, but not limited to, promptly furnishing the Indemnified Party with copies of all material documents filed or served in connection therewith.
ARTICLE X.
General Provisions
      10.1     Notices.
      All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (effective upon delivery), sent by a reputable overnight courier service for next business day delivery (effective the next business day) or sent via facsimile (effective upon receipt of the telecopy in complete, readable form) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
      (a) If to Trinity to:

Trinity Partners Acquisition Company, Inc.
245 Fifth Avenue
New York, New York 10016
Attention: President
FAX: (212) 582-3293
           with a copy to:

Seward & Kissel LLP
One Battery Park Plaza
New York, New York 10004
Attention: Derick W. Betts, Esq.
FAX: (212) 480-8421

      (b) If to Adventure Holdings S.A. or to the Adventure Shareholders, to:

c/o Adventure Holdings, S.A.
93 Akti Miaouli
Piraeus, Greece
FAX: +30-210-429010
           with a copy to:

Broad and Cassel
201 S. Biscayne Boulevard
Suite 300
Miami, Florida 33131
Attention: A. Jeffry Robinson, Esq.
FAX: (305) 995-6402
      10.2     Interpretation.
      The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
      10.3     Miscellaneous.
      This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof (including without limitation that certain letter of intent dated January 10, 2005 between Trinity, Adventure and the Adventure Shareholders); (ii) shall not be assigned by contract, operation of law or otherwise, and any attempt to do so shall be void, except that the rights and obligations of the Adventure Shareholders hereunder shall be assigned to any transferee or assignee permitted under Section 6.13 above; and (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York (without giving effect to the provisions thereof relating to conflicts of law).
      10.4     Submission to Jurisdiction.
      Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan in The City of New York and of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan in The City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any matter set forth in this Agreement, and each of the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Adventure and the Adventure Shareholders hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Adventure and the Adventure Shareholders irrevocably consent to the service of any and all process in any action or proceeding by the delivery of copies of such process to it at its notice address in Section 10.1. Adventure and the Adventure Shareholders agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
      10.5     Waiver of Jury Trial.
      THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY (BUT NO OTHER JUDICIAL REMEDIES) IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

      10.6     Counterparts.
      This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. In pleading or proving this Agreement, it shall not be necessary to produce or account for more than one fully executed original.
      10.7     Benefits of Agreement.
      Nothing in this Agreement, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the stockholders of Trinity, any benefit or any legal or equitable right, remedy or claim under this Agreement, except that the holders of Trinity Capital Stock on the Closing Date shall be third party beneficiaries of Article IX of this Agreement and (ii) the Trinity Principals shall be third party beneficiaries of Section 6.3 and Article IX of this Agreement.
      10.8     Parties in Interest.
      This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement, except as otherwise provided in Section 10.7 of this Agreement.
      10.9     Captions.
      The captions of sections and subsections of this Agreement are for reference only, and shall not affect the interpretation or construction of this Agreement.
      IN WITNESS WHEREOF, Trinity, Adventure and the Adventure Shareholders have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

TRINITY PARTNERS ACQUISITION COMPANY, INC.

By:	/s/ Lawrence Burstein

Name: Lawrence Burstein

Title:	President

ADVENTURE HOLDINGS, S.A.

By:	/s/ George D. Gourdomichalis

Name: George D. Gourdomichalis

Title:	President

V CAPITAL S.A.

By:	/s/ Ion G. Varouxakis

Name: Ion G. Varouxakis

Title:	President

G BROS S.A.

By:	/s/ George D. Gourdomichalis

Name: George D. Gourdomichalis

Title:	President

/s/ George D. Gourdomichalis

George D. Gourdomichalis

/s/ Stathis D. Gourdomichalis

Stathis D. Gourdomichalis

/s/ Ion G. Varouxakis

Ion G. Varouxakis

INSTRUMENT OF JOINDER TO MERGER AGREEMENT
      In accordance with, and subject to the terms and conditions of, the Agreement and Plan of Merger, dated March 24, 2005, by and among Adventure Holdings S.A., a corporation organized under the laws of the Republic of the Marshall Islands, V Capital S.A., a corporation organized under the laws of the Republic of the Marshall Islands, G. Bros S.A., a corporation organized under the laws of the Republic of the Marshall Islands, George D. Gourdomichalis, Efstathios D. Gourdomichalis and Ion G. Varouxakis and Trinity Partners Acquisition Company Inc. (the “Merger Agreement”), the undersigned, Alastor Investments S.A., a corporation organized under the laws of the Republic of the Marshall Islands, hereby consents to and agrees to be bound by the representations and warranties, covenants, agreements and all other obligations applicable to an Adventure Shareholder (as defined in the Merger Agreement) in the Merger Agreement and shall be an Adventure Shareholder for all purposes under the Merger Agreement.

Alastor Investments S.A.

By:	/s/ George D. Gourdomichalis

Name: George D. Gourdomichalis

Title:	President/ Director
Dated: 30 May 2005

INSTRUMENT OF JOINDER TO MERGER AGREEMENT
      In accordance with, and subject to the terms and conditions of, the Agreement and Plan of Merger, dated March 24, 2005, by and among Adventure Holdings S.A., a corporation organized under the laws of the Republic of the Marshall Islands, V Capital S.A., a corporation organized under the laws of the Republic of the Marshall Islands, G. Bros S.A., a corporation organized under the laws of the Republic of the Marshall Islands, George D. Gourdomichalis, Efstathios D. Gourdomichalis and Ion G. Varouxakis and Trinity Partners Acquisition Company Inc. (the “Merger Agreement”), the undersigned, N.Y. Holdings S.A., a corporation organized under the laws of the Republic of the Marshall Islands, hereby consents to and agrees to be bound by the representations and warranties, covenants, agreements and all other obligations applicable to an Adventure Shareholder (as defined in the Merger Agreement) in the Merger Agreement and shall be an Adventure Shareholder for all purposes under the Merger Agreement.

N.Y. Holdings S.A.

By:	/s/ Efstathios D. Gourdomichalis

Name: Efstathios D. Gourdomichalis

Title:	President
Dated: 30 May 2005

INSTRUMENT OF JOINDER TO MERGER AGREEMENT
      In accordance with, and subject to the terms and conditions of, the Agreement and Plan of Merger, dated March 24, 2005, by and among Adventure Holdings S.A., a corporation organized under the laws of the Republic of the Marshall Islands, V Capital S.A., a corporation organized under the laws of the Republic of the Marshall Islands, G. Bros S.A., a corporation organized under the laws of the Republic of the Marshall Islands, George D. Gourdomichalis, Efstathios D. Gourdomichalis and Ion G. Varouxakis and Trinity Partners Acquisition Company Inc. (the “Merger Agreement”), the undersigned, The Mida’s Touch S.A., a corporation organized under the laws of the Republic of the Marshall Islands, hereby consents to and agrees to be bound by the representations and warranties, covenants, agreements and all other obligations applicable to an Adventure Shareholder (as defined in the Merger Agreement) in the Merger Agreement and shall be an Adventure Shareholder for all purposes under the Merger Agreement.

The Mida’s Touch S.A.

By:	/s/ Ion G. Varouxakis

Name: Ion G. Varouxakis

Title:	President
Dated: 31st May 2005

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER
      THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is dated as of July 19, 2005, by and among FreeSeas Inc. (formerly Adventure Holdings, S.A.), a corporation organized under the laws of the Republic of the Marshall Islands (“FreeSeas”), Alastor Investments S.A., a corporation organized under the laws of the Republic of the Marshall Islands (“Alastor”), The Mida’s Touch S.A., a corporation organized under the laws of the Republic of the Marshall Islands (“Mida’s Touch”), N.Y. Holdings S.A., a corporation organized under the laws of the Republic of the Marshall Islands (“N.Y. Holdings”), George D. Gourdomichalis (“G. Gourdomichalis”), Stathis D. Gourdomichalis (“S. Gourdomichalis”) and Ion G. Varouxakis (“Varouxakis”), and Trinity Partners Acquisition Company Inc., a corporation organized under the laws of the State of Delaware (“Trinity”).
W I T N E S S E T H:
      WHEREAS, Trinity, FreeSeas, V Capital S.A., a corporation organized under the laws of the Republic of the Marshall Islands, (“V Capital”), G Bros S.A., a corporation organized under the laws of the Republic of the Marshall Islands, (“G Bros”), G. Gourdomichalis, S. Gourdomichalis and Varouxakis entered into that certain Agreement and Plan of Merger, dated as of March 24, 2005 (the “Merger Agreement”);
      WHEREAS, in accordance with Section 6.13 of the Merger Agreement, V Capital and G Bros transferred and assigned all of their respective shares in FreeSeas to Alastor, Mida’s Touch and N.Y. Holdings on April 25, 2005, thus making each of Alastor, Mida’s Touch and N.Y. Holdings a FreeSeas Shareholder (as such term is defined in the Merger Agreement);
      WHEREAS the parties hereto desire to amend the Merger Agreement as set forth herein:
      NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, it is hereby agreed as follows:

1. Rules of Construction; Definitions. The rules of construction set forth in the Merger Agreement shall be applied to this Amendment. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement.

2. Amendments to the Merger Agreement. Subject to the terms and conditions of this Amendment:

(a) Section 8.1(f) of the Merger Agreement is hereby amended by changing the date contained therein from “July 31, 2005” to “September 30, 2005”; and

(b) Section 7.3(d) of the Merger Agreement is hereby amended by adding the following:

“(6) A Certificate of Ownership and Encumbrance issued by the Office of the Maritime Administrator, Republic of the Marshall Islands, dated not more than five (5) Business Days prior to the Closing, confirming that Adventure Four S.A. is the owner of the Free Fighter free and clear of any Lien other than as disclosed in Section 3.9(b) of the Adventure Disclosure Schedule;

(7) A certificate by Lloyd’s Register of Shipping dated not more than ten (10) Business Days prior to the Closing, to the effect that the Free Fighter is in class without overdue recommendation.”

3. No Other Amendment. All other terms and conditions of the Merger Agreement shall remain in full force and effect and the Merger Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

4. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6. Counterparts. This Amendment may be executed in two or more counterparts, which taken together, shall constitute a single original document.

7. Modifications in Writing. No provision of this Amendment may be amended, changed, waived, discharged or terminated except by an instrument in writing signed by all of the parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first above written.

TRINITY PARTNERS ACQUISITION COMPANY, INC.

By:	/s/ Lawrence Burstein

Name: Lawrence Burstein

Title:	President

FREESEAS INC.

By:	/s/ George D. Gourdomichalis

Name: George D. Gourdomichalis

Title:	President

ALASTOR INVESTMENTS S.A.

By:	/s/ George D. Gourdomichalis

Name: George D. Gourdomichalis

Title:	President

THE MIDA’S TOUCH S.A.

By:	/s/ Ion G. Varouxakis

Name: Ion G. Varouxakis

Title:	President

N.Y HOLDINGS S.A.

By:	/s/ Efstathios D. Gourdomichalis

Name: Efstathios D. Gourdomichalis

Title:	President

/s/ George D. Gourdomichalis

George D. Gourdomichalis

/s/ Efstathios D. Gourdomichalis

Efstathios D. Gourdomichalis

/s/ Ion G. Varouxakis

Ion G. Varouxakis

AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER
      THIS AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”) is dated as of September 30, 2005, by and among FreeSeas Inc. (formerly known as Adventure Holdings, S.A.), a corporation organized under the laws of the Republic of the Marshall Islands (“FreeSeas”), Alastor Investments S.A., a corporation organized under the laws of the Republic of the Marshall Islands (“Alastor”), The Mida’s Touch S.A., a corporation organized under the laws of the Republic of the Marshall Islands (“Mida’s Touch”), N.Y. Holdings S.A., a corporation organized under the laws of the Republic of the Marshall Islands (“N.Y. Holdings”), George D. Gourdomichalis (“G. Gourdomichalis”), Stathis D. Gourdomichalis (“S. Gourdomichalis”) and Ion G. Varouxakis (“Varouxakis”), and Trinity Partners Acquisition Company Inc., a corporation organized under the laws of the State of Delaware (“Trinity”).
W I T N E S S E T H:
      WHEREAS, Trinity, FreeSeas, V Capital S.A., a corporation organized under the laws of the Republic of the Marshall Islands, (“V Capital”), G. Bros S.A., a corporation organized under the laws of the Republic of the Marshall Islands, (“G. Bros”), G. Gourdomichalis, S. Gourdomichalis and Varouxakis entered into that certain Agreement and Plan of Merger, dated as of March 24, 2005, as amended by Amendment No. 1 dated as of July 19, 2005 (collectively, the “Merger Agreement”);
      WHEREAS, in accordance with Section 6.13 of the Merger Agreement, V Capital and G. Bros transferred and assigned all of their respective shares in FreeSeas to Alastor, Mida’s Touch and N.Y. Holdings on April 25, 2005, thus making each of Alastor, Mida’s Touch and N.Y. Holdings a FreeSeas Shareholder (as such term is defined in the Merger Agreement);
      WHEREAS the parties hereto desire to amend the Merger Agreement as set forth herein:
      NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, it is hereby agreed as follows:

1. Rules of Construction; Definitions. The rules of construction set forth in the Merger Agreement shall be applied to this Amendment. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement.

2. Amendments to the Merger Agreement. Subject to the terms and conditions of this Amendment:

(a) Section 7.2(h) of the Merger Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following:

“At the Effective Time, (a) Trinity shall have approximately $7,350,000 but not less than $7,000,000 in cash or cash equivalents after giving effect to (i) the payment or accrual on or prior to the Effective Time of all expenses incurred by Trinity, including, but not limited to, the fees and expenses of Trinity’s attorneys, accountants and investment bankers (including HCFP/ Brenner Securities) LLC, and (ii) any payments to be made to dissenting Trinity Class B stockholders who exercised their redemption rights solely with respect to the Trinity trust fund do not cause Trinity to have less than $7,000,000 in cash and cash equivalents, and (b) no more than two percent (2%) of all of the outstanding shares of Trinity Common Stock and Trinity Class B Common Stock shall have validly exercised their statutory appraisal rights in connection with the transactions contemplated by this Agreement”;

(b) Section 8.1(f) of the Merger Agreement is hereby amended by changing the date contained therein from “September 30, 2005” to “November 30, 2005.”

3. No Other Amendment. All other terms and conditions of the Merger Agreement shall remain in full force and effect and the Merger Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

4. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

7. Modifications In Writing. No provision of this Amendment may be amended, changed, waived, discharged or terminated except by an instrument in writing signed by all of the parties hereto.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first above written.

TRINITY PARTNERS ACQUISITION COMPANY, INC.

By:	/s/ Lawrence Burstein

Name: Lawrence Burstein

Title:	President

FREESEAS INC.

By:	/s/ George D. Gourdomichalis

Name: George D. Gourdomichalis
Title: President

ALASTOR INVESTMENTS S.A.,

By:	/s/ George D. Gourdomichalis

Name: George D. Gourdomichalis
Title: President

THE MIDA’S TOUCH S.A.

By:	/s/ Ion G. Varouxakis

Name: Ion G. Varouxakis
Title: President

N.Y HOLDINGS S.A.

By:	/s/ Efstathios D. Gourdomichalis

Name: Efstathios D. Gourdomichalis
Title: President

/s/ George D. Gourdomichalis

George D. Gourdomichalis

/s/ Efstathios D. Gourdomichalis

Efstathios D. Gourdomichalis

/s/ Ion G. Varouxakis

Ion G. Varouxakis

AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER
      THIS AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER (this “AMENDMENT”) is dated as of November 7, 2005, by and among FreeSeas Inc. (formerly Adventure Holdings, S.A.), a corporation organized under the laws of the Republic of the Marshall Islands (“FREESEAS”), Alastor Investments S.A., a corporation organized under the laws of the Republic of the Marshall Islands (“ALASTOR”), The Mida’s Touch S.A., a corporation organized under the laws of the Republic of the Marshall Islands (“MIDA’S TOUCH”), N.Y. Holdings S.A., a corporation organized under the laws of the Republic of the Marshall Islands (“N.Y. HOLDINGS”), George D. Gourdomichalis (“G. GOURDOMICHALIS”), Stathis D. Gourdomichalis (“S. GOURDOMICHALIS”) and Ion G. Varouxakis (“VAROUXAKIS”), and Trinity Partners Acquisition Company Inc., a corporation organized under the laws of the State of Delaware (“TRINITY”).
W I T N E S S E T H:
      WHEREAS, Trinity, FreeSeas, V Capital S.A., a corporation organized under the laws of the Republic of the Marshall Islands, (“V CAPITAL”), G Bros S.A., a corporation organized under the laws of the Republic of the Marshall Islands, (“G BROS”), G. Gourdomichalis, S. Gourdomichalis and Varouxakis entered into that certain Agreement and Plan of Merger, dated as of March 24, 2005, as amended by Amendment No. 1 dated as of July 19, 2005, and as further amended by Amendment No. 2 dated as of September 30, 2005 (collectively, the “MERGER AGREEMENT”);
      WHEREAS, in accordance with Section 6.13 of the Merger Agreement, V Capital and G Bros transferred and assigned all of their respective shares in FreeSeas to Alastor, Mida’s Touch and N.Y. Holdings on April 25, 2005, thus making each of Alastor, Mida’s Touch and N.Y. Holdings a FreeSeas Shareholder (as such term is defined in the Merger Agreement);
      WHEREAS the parties hereto desire to amend the Merger Agreement as set forth herein:
      NOW, THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, it is hereby agreed as follows:

1. RULES OF CONSTRUCTION; DEFINITIONS. The rules of construction set forth in the Merger Agreement shall be applied to this Amendment. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement.

2. AMENDMENTS TO THE MERGER AGREEMENT. Subject to the terms and conditions of this Amendment:

(a) Section 7.1(c) of the Merger Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following:

“The Adventure Shares issuable to Trinity’s stockholders, the Adventure Exchange Securities and the stock issuable upon exercise thereof shall have been approved for (i) the Stock Exchange Listing or for listing on the OTC Bulletin Board, and (ii) the Exchange Act Listing, subject to any notice of issuance or similar requirement.”

(b) Section 7.2(h) of the Merger Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following:

“At the Effective Time, (a) Trinity shall have approximately $7,350,000 but not less than $7,000,000 in cash or cash equivalents after giving effect to (i) the payment or accrual on or prior to the Effective Time of all expenses incurred by Trinity, including, but not limited to, the fees and expenses of Trinity’s attorneys, accountants and investment bankers (including HCFP/Brenner Securities) LLC, and (ii) any payments to be made to dissenting Trinity Class B stockholders who exercised their redemption rights solely with respect to the Trinity trust fund do not cause Trinity to have less than $7,000,000 in cash and cash equivalents, and (b) no more than two percent (2%) of all of the outstanding shares of Trinity Common Stock and Trinity Class B Common Stock shall have given timely notice of their intention to exercise their statutory appraisal rights in connection with the transactions contemplated by this Agreement”;

(c) Section 8.1(f) of the Merger Agreement is hereby amended by changing the date contained therein from “November 30, 2005” to “December 31, 2005.”

3. NO OTHER AMENDMENT. All other terms and conditions of the Merger Agreement shall remain in full force and effect and the Merger Agreement shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

4. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

5. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, which taken together, shall constitute a single original document.

7. MODIFICATIONS IN WRITING. No provision of this Amendment may be amended, changed, waived, discharged or terminated except by an instrument in writing signed by all of the parties hereto.
      IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first above written.

TRINITY PARTNERS ACQUISITION
COMPANY, INC.

By:	/s/ Lawrence Burnstein

Name: Lawrence Burnstein
Title: President

FREESEAS INC.

By:	/s/ George D. Gourdomichalis

Name: George D. Gourdomichalis
Title: President

ALASTOR INVESTMENTS S.A.,

By:	/s/ George D. Gourdomichalis

Name: George D. Gourdomichalis
Title: President

THE MIDA’S TOUCH S.A.

By:	/s/ Ion G. Varouxakis

Name: Ion G. Varouxakis
Title: President

N.Y. HOLDINGS S.A.

By:	/s/ Efstathios D. Gourdomichalis

Name: Efstathios D. Gourdomichalis
Title: President

/s/ George D. Gourdomichalis

George D. Gourdomichalis

/s/ Efstathios D. Gourdomichalis

Efstathios D. Gourdomichalis

/s/ Ion G. Varouxakis

Ion G. Varouxakis

Appendix B
DELAWARE GENERAL CORPORATION LAW — APPRAISAL RIGHTS
§262.     Appraisal Rights.
      (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.
      (d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.
      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.
      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.
      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

FORM OF PROXY — TRINITY
Trinity Partners Acquisition Company Inc.
245 Fifth Avenue, Suite 1600
New York, New York 10016
This Proxy is Solicited on Behalf of the Board of Directors
      Know All Men By These Presents, that I, the undersigned shareholder of Trinity Partners Acquisition Company Inc. (“Trinity”), hereby name and appoint Lawrence Burstein, Trinity’s current President, my attorney, with power of substitution, to vote as proxy all of the shares of Trinity held of record by the undersigned on [insert date], 2005, at the special meeting of the stockholders to be held at on [insert date], 2005 at [insert time] or any adjournment or postponement thereof, as follows:
      [Please specify your vote by checking the box to the left of your choice for each respective proposal.]

(1) Approving an Agreement and Plan of Merger dated as of March 24, 2005, as amended, by and among Trinity, Adventure Holdings S.A. and the Shareholders of Adventure Holdings S.A. (now known as FreeSeas Inc.), pursuant to which Trinity will merge with and into Adventure, as more particularly described in the enclosed joint proxy statement/ prospectus.

FOR	ABSTAIN	AGAINST
☐	☐	☐
      My attorney is further authorized to vote such shares for or against any other matter which may properly come before such special meeting, or any adjournment. I ratify and confirm all acts my attorney may do in the premises under or by virtue of this proxy. I revoke all proxies by me previously given for any meeting of the stockholders of Trinity.
      This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made above, the proxy will be voted FOR Proposal 1.
      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. YOU MAY ALSO RETURN THE PROXY CARD BY FAXING IT TO TRINITY, ATTENTION: CORPORATE SECRETARY AT (212) 523-8293.

      IN WITNESS WHEREOF, I execute this Proxy on [insert date], 2005.

Signature
Print Name:

Signature if held jointly
Print Name:
      When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full name as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in the entity’s name by an authorized person.

Name of Entity:

Title/ Capacity:

      Until February 8, 2006, all dealers that effect transactions in FreeSeas’ securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.